As filed with the U.S. Securities and Exchange Commission on April 29, 2008
                                                          File Nos.
                                                          333-13601
                                                          811-07851

              U.S. SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
                             FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   Pre-Effective Amendment No.
                                -----

   Post-Effective Amendment No.   20                           (X)
                                ------

                              and/or

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No.  22                                           (X)
                 -----

             FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
             ----------------------------------------
        (Exact Name of Registrant as Specified in Charter)

          ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
        (Address of Principal Executive Offices) (Zip Code)

  Registrant's Telephone Number, Including Area Code (650) 312-2000
                                                     --------------

    CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
    -------------------------------------------------------------
        (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)
[X] on May 1, 2008 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.








MAY 1, 2008


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS  CLASS A, B, C, R & ADVISOR

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND
FRANKLIN TEMPLETON MODERATE TARGET FUND
FRANKLIN TEMPLETON GROWTH TARGET FUND



























[Insert FRANKLIN TEMPLETON INVESTMENTS logo]


CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE
INVESTING
[End callout]


Goal and Strategies                        2

Main Risks                                 4

Information about the Underlying
 Franklin Templeton Funds                  6

Performance                               31

Fees and Expenses                         40

Management                                45

Distributions and Taxes                   54

Financial Highlights                      59



YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, QUALIFIED INVESTORS,
ACCOUNT TRANSACTIONS AND SERVICES
[End callout]


Choosing a Share Class                    75

Buying Shares                             91

Investor Services                         94

Selling Shares                            98

Exchanging Shares                        101

Account Policies                         109

Questions                                120


FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover

THE FUNDS

GOAL AND STRATEGIES

Each Fund's investment goal is the highest level of long-term total return that is consistent with an acceptable level of risk. The following compares the Funds' levels of risk and return relative to one another.

CONSERVATIVE TARGET FUND is designed for investors seeking the highest level of long-term total return that is consistent with a lower level of risk. This Fund may be most appropriate for investors with a shorter investment horizon.

MODERATE TARGET FUND is designed for investors seeking the highest level of long-term total return that is consistent with a moderate level of risk. This Fund may be most appropriate for investors with an intermediate investment horizon.

GROWTH TARGET FUND is designed for investors seeking the highest level of long-term total return that is consistent with a higher level of risk. This Fund may be most appropriate for investors with a longer investment horizon.

[Begin callout]
The Funds' assets are allocated among the broad asset classes of equity, fixed-income and short-term investments through distinctly-weighted combinations of Franklin Templeton mutual funds.
[End callout]

MAIN INVESTMENT STRATEGIES

The manager allocates each Fund's assets among the broad asset classes of equity, fixed-income and short-term (money market) investments by investing in a distinctly-weighted combination of Franklin Templeton mutual funds (underlying funds). These underlying funds, in turn, invest in a variety of U.S. and foreign equity, fixed-income and money market securities. The investment policies of the various underlying funds are described in the section called "Information about the Underlying Franklin Templeton Funds."

Following is a general guide the manager uses in allocating each of the Fund's assets among the broad asset classes. These percentages may be changed from time to time by the Funds' manager without the approval of shareholders.

                          SHORT-TERM       EQUITY     FIXED-INCOME
                          INVESTMENTS       FUNDS        FUNDS
-------------------------------------------------------------------
Conservative Target           20%            40%          40%
Fund
Moderate Target Fund          10%            55%          35%
Growth Target Fund             5%            80%          15%

When selecting equity funds, the manager considers the underlying funds' foreign and domestic exposure, market capitalization ranges, and investment style (growth vs. value). When selecting fixed-income funds, the manager focuses primarily on maximizing income, appropriate to each Fund's specific risk profile.

In evaluating the risk level of the underlying funds, the manager analyzes such factors as: (a) relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and (b) their volatility (the variability of returns from one period to the next).

The manager attempts to invest the assets of each Fund in the same underlying funds and will vary the underlying funds' allocation percentages based upon each Fund's risk/return level. No more than 25% of each Fund's assets may be invested in any one underlying fund, except that each of the Funds may invest up to 50% of its total assets in Franklin Limited Maturity U.S. Government Securities Fund and Franklin U.S. Government Securities Fund.

TEMPORARY INVESTMENTS


When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of each Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market fund shares, money market instruments and short-term debt securities. In these circumstances, a Fund may be unable to achieve its investment goal.


MAIN RISKS

ASSET ALLOCATION

A Fund's ability to achieve its investment goal depends upon the manager's skill in determining the Fund's asset allocation mix and selecting underlying funds. There is the possibility that the manager's evaluations and assumptions regarding asset classes and underlying funds will not successfully achieve high long-term total return in view of actual market trends.

[Begin callout]
The value of an investment in a Fund is based primarily on the performance of, and its allocation among, the underlying funds. Because the prices of the underlying funds' securities fluctuate with market conditions (the range of fluctuation depends upon the types of securities an underlying fund owns and the markets in which they trade), the value of your investment will go up and down. You could lose money.
[End callout]

EQUITY FUNDS

If a Fund invests in an underlying stock fund, its returns will fluctuate with changes in the stock market. Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by an underlying fund.

FIXED-INCOME FUNDS

If a Fund invests in an underlying bond fund, its returns will fluctuate with changes in interest rates. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes. Other factors may also affect the market price and yield of debt securities, including investor demand, changes in the financial condition of issuers of debt securities, and domestic and worldwide economic conditions.

FLOATING RATE INTEREST FUND

If a Fund invests in an underlying floating rate interest fund, its returns will fluctuate with changes in the interest rate of the loans as well as the risk of default on interest and principal payments. In the event that a nonpayment occurs, the value of that obligation likely will decline. In turn, the net asset value of the fund's shares also will decline.

More detailed information about the Funds and their policies and risks can be found in the Funds' Statement of Additional Information (SAI). More detailed information about the underlying funds and their associated risks may be found under "Information about the Underlying Franklin Templeton Funds" in this prospectus and in the SAI.

A description of the Funds' policies and procedures regarding the release of portfolio holdings information is also available in the Funds' SAI.
Portfolio holdings information can be viewed online at franklintempleton.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

INFORMATION ABOUT THE UNDERLYING
FRANKLIN TEMPLETON FUNDS

The following briefly describes the investment goals and strategies of the underlying Franklin Templeton funds. The manager may select additional underlying funds for investment (without the approval of shareholders).

UNDERLYING EQUITY FUNDS



FRANKLIN CAPITAL GROWTH FUND - The fund principally seeks capital appreciation; secondarily it seeks to provide current income return through the receipt of dividends or interest from its investments. The fund invests primarily in equity securities of companies that trade on a securities exchange or in the over-the-counter market. The manager focuses on companies it believes are positioned for above-average growth in revenues, earnings or assets and also considers sectors that have growth potential and fast growing, innovative companies within these sectors. The fund, from time to time, may have significant positions in particular sectors such as technology.


FRANKLIN FLEX CAP GROWTH FUND - The fund seeks capital appreciation by investing predominantly in equity securities of companies that the manager believes have the potential for capital appreciation. The fund has the flexibility to invest in companies located, headquartered, or operating inside and outside the United States, across the entire market capitalization spectrum from small, emerging growth companies to well-established, large-cap companies. A substantial portion of the fund's investments may be in smaller and mid-size companies. The fund, from time to time, may have significant positions in particular sectors such as technology (including electronic technology, technology services, biotechnology and healthcare technology).

FRANKLIN GLOBAL REAL ESTATE FUND - The fund seeks high total return by investing at least 80% of its net assets in securities of companies located anywhere in the world that operate in the real estate sector. For purposes of the fund's investments, companies operating in the real estate industry include: real estate investment trusts (REITs) and similar REIT-like entities domiciled outside the U.S.; companies qualifying under U.S. federal tax law as REITs; and companies that derive at least half of their assets or revenues from ownership or management of residential, commercial or industrial real estate (such as real estate operating or service companies).

FRANKLIN GOLD AND PRECIOUS METALS FUND - The fund principally seeks capital appreciation; secondarily, it seeks to provide current income through dividends or interest received from its investments. The fund invests at least 80% of its net assets in securities of gold and precious metals operation companies. Gold and precious metals operation companies include companies that mine, process, or deal in gold or other precious metals, such as silver, platinum and palladium, including mining finance and exploration companies as well as operating companies with long-, medium-, or short-life mines.

FRANKLIN GROWTH FUND - The fund seeks capital appreciation by investing substantially in the equity securities of companies that are leaders in their industries. In selecting securities, the manager considers many factors, including: historical and potential growth in revenues and earnings; assessment of strength and quality of management; and determination of a company's strategic positioning in its industry. The fund may have significant positions in particular sectors, such as technology (including computers and telecommunications), health care (including biotechnology) and producer manufacturing.

FRANKLIN GROWTH OPPORTUNITIES FUND - The fund seeks capital appreciation by investing substantially in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential as compared with the overall economy. The fund, from time to time, may have significant positions in particular sectors such as technology (including electronic technology, technology services, biotechnology and healthcare technology).

FRANKLIN MICROCAP VALUE FUND - The fund seeks high total return (capital appreciation and income) by investing at least 80% of its net assets in investments of microcap companies. For purposes of this investment strategy, microcap companies are those with market capitalizations (share price times the number of shares of common stock outstanding) under $400 million at the time of purchase. The fund generally invests in equity securities of companies that the fund's manager believes are currently undervalued and have the potential for capital appreciation. The equity securities of a company bought by the fund will typically be purchased at low prices relative to book value. In addition to book value, the manager may consider a variety of other factors in choosing an investment, such as quality of management, ownership of valuable franchises, trademarks or trade names, control of distribution networks, underutilized assets and market share for particular products, and other factors that may identify the issuer as a potential turnaround candidate or takeover target.


FRANKLIN NATURAL RESOURCES FUND - The fund seeks to provide high total return by investing at least 80% of its net assets in the equity and debt securities of companies in the natural resources sector. For the fund's investment purposes, the natural resources sector includes companies that own, produce, refine, process, transport and market natural resources and companies that provide related services. The sector includes, for example, the following industries: integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, base metal production, forest products, farming products, paper products, chemicals, building materials, coal, alternative energy sources and environmental services.

FRANKLIN REAL ESTATE SECURITIES FUND - The fund seeks to maximize total return by investing at least 80% of its net assets in equity securities of companies operating in the real estate industry. For purposes of the fund's investments, companies operating in the real estate industry include: those qualifying under federal tax laws as real estate investment trusts (REITs); and those that derive at least half of their assets or revenues from the ownership, construction, management, or sale of residential, commercial or industrial real estate (such as real estate operating or service companies, homebuilders, lodging providers and developers).


FRANKLIN SMALL CAP GROWTH FUND - The fund seeks long-term capital growth by investing at least 80% of its net assets in the equity securities of small cap companies. For purposes of the fund's investments, small cap companies are those companies with market capitalizations not exceeding (i) $1.5 billion or (ii) the highest market capitalization in the Russell 2000 Index, whichever is greater, at the time of purchase. The manager may continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company's market capitalization exceeds these small cap measures.


FRANKLIN SMALL CAP VALUE FUND - The fund seeks long-term total return by investing at least 80% of its net assets in investments of small capitalization companies. Small capitalization companies are companies with market capitalizations (the total market value of a company's outstanding stock) under $3.5 billion at the time of purchase. The fund generally invests in equity securities that the fund's manager believes are currently undervalued and have the potential for capital appreciation. In choosing investments that are undervalued, the manager focuses on companies that have one or more of the following: low stock price relative to current or historical or future earnings, book value, cash flow or sales all relative to the market, a company's industry or a company's earnings history; suffered recent sharp price declines but, in the manager's opinion, have potential for good long-term earnings prospects; or valuable intangibles not reflected in the stock price, such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, or patents and trademarks.


FRANKLIN SMALL-MID CAP GROWTH FUND - The fund seeks long-term capital growth by investing at least 80% of its net assets in the equity securities of small cap and mid cap companies. For purposes of the fund's investments, small cap companies are companies within the market capitalization range of companies in the Russell 2500(TM) Index, at the time of purchase, and mid cap companies are companies within the market capitalization range of companies in the Russell Midcap(R) Index, at the time of purchase. The manager may continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company's market capitalization exceeds these small and mid cap measures. The fund, from time to time, may have significant positions in particular sectors such as technology (including health technology and electronic technology).


FRANKLIN TECHNOLOGY FUND - The fund seeks capital appreciation by investing at least 80% of its net assets in securities of companies expected to benefit from the development, advancement, and use of technology. These may include, for example, companies in the following areas: semiconductors, semiconductor fabrication equipment and precision instruments; computer software; information technology services; computing hardware; peripherals and electronic components; telecommunications; health technology and biotechnology; aerospace and defense technologies; and media and information services.

FRANKLIN UTILITIES FUND - The fund seeks capital appreciation and current income by investing at least 80% of its net assets in the securities of public utilities companies. These are companies that provide electricity, natural gas, water, and communications services to the public and companies that provide services to public utilities companies.


MUTUAL DISCOVERY FUND - The fund seeks capital appreciation by investing primarily in equity securities (including securities convertible into, or that the manager expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the fund invests primarily in undervalued securities, and, to a lesser extent, in risk arbitrage securities and distressed companies. The fund invests the equity portion of its portfolio substantially (up to 66%) in mid- and large cap companies and may invest a significant portion of its equity portfolio in small-cap companies. The fund expects to invest substantially and may invest up to 100% of its assets in foreign securities.


MUTUAL EUROPEAN FUND - The fund principally seeks capital appreciation, which may occasionally be short-term; its secondary goal is income. The fund invests at least 80% of its net assets in securities of European companies that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the fund invests primarily in undervalued securities, and, to a lesser extent, in risk arbitrage securities and distressed companies. The fund defines European companies as issuers (i) organized under the laws of, or (ii) whose principal business operations are located in, or (iii) who earn at least 50% of their revenue from, European countries. For purposes of the fund's investments, European countries means all of the countries that are members of the European Union, the United Kingdom, Scandinavia, Eastern and Western Europe, and those regions of Russia and the former Soviet Union that are considered part of Europe.

MUTUAL FINANCIAL SERVICES FUND - The fund principally seeks capital appreciation, which may occasionally be short-term; its secondary goal is income. The fund invests at least 80% of its net assets in securities of financial services companies that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the fund invests primarily in undervalued securities, and, to a lesser extent, in risk arbitrage securities and distressed companies. Financial services companies are companies that, in the manager's view, derive at least 50% of their assets or revenues from the creation, purchase and sale of financial instruments or services, or devote at least 50% of their assets to this objective. These companies include banks, savings and loan organizations, credit card companies, brokerage firms, finance companies (some of which may be structured as real estate investment trusts), sub-prime lending institutions, investment advisors, investment companies and insurance companies.

MUTUAL SHARES FUND - The fund principally seeks capital appreciation, which may occasionally be short-term; its secondary goal is income. The fund invests primarily in equity securities (including securities convertible into, or that the manager expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the fund invests primarily in undervalued securities, and, to a lesser extent, in risk arbitrage securities and distressed companies. The equity portion of the fund's investments is predominantly mid- and large cap companies. The fund may invest a significant portion (up to 35%) of its assets in foreign securities.

TEMPLETON CHINA WORLD FUND - The fund seeks long-term capital appreciation by investing at least 80% of its net assets in securities of "China companies." For purposes of the fund's investments, China companies are those:

o that are organized under the laws of, or with a principal office in, the People's Republic of China (China), Hong Kong or Taiwan; or

o   for which the principal trading market is in China, Hong Kong or Taiwan;
    or

o that derive at least 50% of their revenues from goods or services sold or produced, or have at least 50% of their assets, in China.


TEMPLETON DEVELOPING MARKETS TRUST - The fund seeks long-term capital appreciation by investing at least 80% of its net assets in securities of developing market countries. For purposes of the fund's investments, developing market countries include: those considered to be developing by the World Bank, the International Finance Corporation, the United Nations, or the countries' authorities; or countries with a stock market capitalization of less than 3% of the Morgan Stanley Capital International World Index. These countries typically are located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. For purposes of the fund's investments, developing market companies are those: whose principal securities trading markets are in developing market countries; that derive 50% or more of their total revenue from either goods or services produced or sales made in developing market countries; that have 50% or more of their assets in developing market countries; that are linked to currencies of developing market countries; or that are organized under the laws of, or with principal offices in, developing market countries.


TEMPLETON FOREIGN FUND - The fund seeks long-term capital growth by investing at least 80% of its net assets in foreign securities, including in emerging markets. For purposes of the fund's investments, foreign securities means those securities issued by companies: whose principal securities trading markets are outside the U.S.; that derive 50% or more of their total revenue from either goods or services produced or sales made in markets outside the U.S.; that have 50% or more of their assets outside the U.S.; that are linked to non-U.S. dollar currencies; or that are organized under the laws of, or with principal offices in, a country other than the U.S.

TEMPLETON FOREIGN SMALLER COMPANIES FUND - The fund seeks long-term capital growth by investing at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets. For purposes of this fund's investments, smaller companies are those with a market capitalization of not more than $2 billion at the time of initial purchase. Once a security qualifies for initial purchase, it continues to qualify for additional purchases as long as it is held by the fund, provided that its market capitalization does not exceed $4 billion. The result may be that the fund could hold a significant percentage of its net assets in securities that have market capitalizations in excess of $2 billion. The fund will invest at least 80% of net assets in securities with market capitalizations of not more than $4 billion.

TEMPLETON GLOBAL LONG-SHORT FUND - The fund's investment goal is long-term capital appreciation in both up and down (bull and bear) markets with less volatility than the overall global stock market. Under normal market conditions, the fund will have both long and short positions in equity securities, primarily common stocks of companies located anywhere in the world, including developing or emerging markets.

TEMPLETON GLOBAL SMALLER COMPANIES FUND - The fund seeks long-term capital growth by investing mainly in the equity securities of smaller companies located anywhere in the world, including emerging markets. The fund will invest its assets in issuers located in at least three different countries (including the U.S.). Also, the fund invests at least 80% of its net assets in securities of such smaller companies. For purposes of this fund's investments, smaller companies are those with a market capitalization of not more than $2 billion at the time of initial purchase. Once a security qualifies for initial purchase, it continues to qualify for additional purchases as long as it is held by the fund, provided that its market capitalization does not exceed $4 billion. The result may be that the fund could hold a significant percentage of its net assets in securities that have market capitalizations in excess of $2 billion. The fund will invest at least 80% of net assets in securities with market capitalizations of not more than $4 billion.



UNDERLYING FIXED-INCOME FUNDS


FRANKLIN HIGH INCOME FUND - The fund principally seeks to earn a high level of current income; its secondary goal is to seek capital appreciation to the extent it is possible and consistent with the fund's principal goal. The fund invests substantially in high yield, lower rated debt securities. Companies that issue high yield debt securities often are: not as strong financially as those issuing securities with higher credit ratings; more likely to encounter financial difficulties; and more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. Investment grade debt securities are rated in one of the top four rating categories by independent rating agencies such as Standard & Poor's (S&P(R)) or Moody's Investors Service (Moody's). The fund may invest up to 100% of its total assets in debt securities that are rated below investment grade, sometimes called "junk bonds."

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND - The fund seeks to provide as high a level of current income as is consistent with prudent investing, while seeking preservation of shareholders' capital. The fund invests at least 80% of its net assets in securities with a dollar-weighted average maturity of less than 10 years and issued or guaranteed by the U.S. government, its agencies, or instrumentalities. The fund invests a substantial portion of its assets in mortgage-backed securities including adjustable rate mortgage securities, but the fund also invests in direct obligations of the U.S. government (such as Treasury bonds, bills and notes) and its agencies and instrumentalities. The fund generally maintains the average dollar-weighted maturity of its fixed-rate portfolio in a range of one to five years; however, the average dollar-weighted maturity of the fund will vary with market conditions and the outlook for interest rates.

FRANKLIN STRATEGIC INCOME FUND - The fund principally seeks to earn a high level of current income; secondarily it seeks capital appreciation over the long term. The fund invests at least 65% of its assets in U.S. and foreign debt securities, including those in emerging markets. The fund shifts its investments among the following general asset classes: high yield and investment grade corporate bonds and preferred stocks; developed country (non-U.S.) government and agency bonds; emerging market government and agency bonds; U.S. government and agency bonds; mortgage securities and other asset-backed securities; floating and variable interest rate investments (which may be issued by corporations or governments and may be asset-backed securities) that are debt securities; bank loans and loan participations; and convertible securities, including bonds and preferred stocks. The fund may invest up to 100% of its assets in high-yield, lower-quality debt securities.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO - The fund seeks high total return (a combination of high current income and capital appreciation) relative to the performance of the general mortgage securities market. The fund invests at least 80% of its net assets in mortgage securities. Most of the mortgage securities in which the fund invests are issued or guaranteed by the U.S. government, its agencies or instrumentalities. The fund normally focuses its investments on mortgage pass-through securities, which are securities representing interests in "pools" of mortgage loans, issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. These securities may be fixed-rate or adjustable-rate mortgage securities (ARMS). At least 65% of the Fund's total assets will be invested in securities rated AAA by S&P(R) or Fitch, or Aaa by Moody's, respectively, or, if unrated, will be deemed to be of comparable quality by the manager. As to the remaining 35% of the Fund's assets: (i) at least 20% of the portfolio securities will be rated at least BBB by S&P(R) or Fitch, or Baa by Moody's (or of comparable quality); and, (ii) up to 15% may be invested in securities rated below BBB by S&P(R) or Fitch, or Baa by Moody's (or of comparable quality).

FRANKLIN TEMPLETON HARD CURRENCY FUND - The fund seeks to protect against depreciation of the U.S. dollar relative to other currencies by investing at least 80% of its net assets in investments denominated in hard currencies. Hard currencies are typically currencies of economically and politically stable industrialized nations. The fund tries to expose 100% of its net assets to foreign currencies, but may do so by investing substantially in a combination of U.S. dollar denominated securities and forward currency contracts denominated in foreign hard currencies. The fund normally invests mainly in high-quality, short-term money market instruments and forward currency contracts denominated in foreign hard currencies. In making investments in foreign hard currencies and in instruments denominated in foreign hard currencies, the fund focuses on countries and markets that historically have experienced low inflation rates and, in the manager's opinion, follow economic policies favorable to continued low inflation rates and currency appreciation versus the U.S. dollar over the long term.

FRANKLIN TOTAL RETURN FUND - The fund principally seeks to provide high current income, consistent with the preservation of capital; secondarily, it seeks capital appreciation over the long term. The fund invests at least 80% of its assets in investment grade debt securities. The fund focuses on government and corporate debt securities and mortgage and asset-backed securities. The fund may invest up to 20% of its total assets in non-investment grade debt securities, including up to 5% in securities rated lower than B by S&P(R) or Moody's, which may include defaulted securities.


FRANKLIN U.S. GOVERNMENT SECURITIES FUND - The fund seeks income by investing at least 80% of its net assets in U.S. government securities. The fund presently invests substantially all of its assets in Ginnie Mae obligations. The fund may also invest in other U.S. government securities, which are backed by the full faith and credit of the U.S. government, such as U.S. Treasury STRIPS, bills, bonds and notes.


TEMPLETON GLOBAL BOND FUND - The fund seeks current income with capital appreciation and growth of income by investing at least 80% of its net assets in "bonds." For purposes of the fund's investments, "bonds" include debt securities of any maturity, such as bonds, notes, bills and debentures. In addition, the fund's assets will be invested in issuers located in at least three countries (including the U.S.). The fund predominantly invests in bonds issued by companies, governments and government agencies located anywhere in the world. The Fund may also invest a significant portion of its assets in emerging markets. Although the fund may buy bonds rated in any category, it focuses on "investment grade" bonds. These are issues rated in the top four rating categories by independent rating agencies such as S&P(R) or Moody's or, if unrated, determined by the fund's manager to be comparable. The fund may invest up to 25% of its total assets in bonds that are rated below investment grade.


UNDERLYING FLOATING RATE INTEREST FUND

FRANKLIN FLOATING RATE DAILY ACCESS FUND - The fund principally seeks to provide a high level of current income; secondarily, it seeks preservation of capital. The fund invests at least 80% of its net assets in income-producing floating interest rate corporate loans and corporate debt securities made to or issued by U.S. companies, non-U.S. entities and U.S. subsidiaries of non-U.S. entities. Floating interest rates vary with and are periodically adjusted to a generally recognized base interest rate such as LIBOR or the Prime Rate. The fund may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings.

RISKS OF INVESTING IN THE UNDERLYING FRANKLIN TEMPLETON FUNDS

The following sections describe some of the risks associated with certain of the underlying Franklin Templeton funds.

GROWTH STYLE INVESTING


Certain underlying funds may use a growth style investing. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their current earnings or assets compared to value or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Prices of these companies' securities may be more volatile than other securities, particularly over the short term.


AGGRESSIVE GROWTH STYLE INVESTING

When a manager uses an aggressive growth strategy in choosing an underlying fund's investments, an investment in that fund involves a greater degree of risk and its share price may be more volatile than an investment in a conservative equity fund or a growth fund investing entirely in proven growth stocks.

VALUE STYLE INVESTING


Certain underlying funds may use a value style of investing. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. A value manager may invest in such stocks if it believes the market may have overreacted to adverse developments or failed to appreciate positive changes. However, if other investors fail to recognize the company's value (and do not become buyers, or if they become sellers or favor investing in faster growing companies), or favor investing in faster-growing companies, value stocks may not increase in value as anticipated by the manager and may even decline in value.


STOCKS

Although this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other asset classes over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by an underlying fund.


SMALLER AND MIDSIZE COMPANIES

Certain underlying funds may invest in smaller and midsize companies. While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and midsize companies to changing economic conditions.

In addition, smaller and midsize companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.


FIXED-INCOME SECURITIES

INTEREST RATE. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

INCOME. Since an underlying fund can only distribute what it earns, its distributions to shareholders may decline when interest rates fall.

CREDIT. There is the possibility that an issuer may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact an underlying fund's performance.

LOWER-RATED SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," generally have more credit risk than higher-rated securities.

Companies issuing high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and an underlying fund could lose its entire investment.

The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the underlying fund's ability to sell securities in response to specific economic events or to meet redemption requests.

MORTGAGE SECURITIES AND ASSET-BACKED SECURITIES

Mortgage securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The underlying fund may receive unscheduled prepayments of principal before the security's maturity date due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the underlying fund this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the fund may have paid. Mortgage prepayments generally increase when interest rates fall.

Mortgage securities also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments on mortgage securities and extend their life. This could cause the price of the mortgage securities and the underlying fund's share price to fall and would make the mortgage securities more sensitive to interest rate changes.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage securities, asset-backed securities are subject to prepayment and extension risks.

FOREIGN SECURITIES

A number of the underlying funds invest in foreign securities. Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in an underlying fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the underlying fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the underlying fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the underlying fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the underlying fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the underlying fund may at times be unable to sell foreign securities at favorable prices.

EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

CONCENTRATION

If an underlying fund has a policy to concentrate (invests 25% or more of its assets) in a particular industry or sector or geographic region, its performance is more dependent on the industry or sector or region's performance and, therefore, it will be subject to greater risks and may experience greater volatility than a fund that is more broadly diversified across industries, sectors or geographic regions.

DIVERSIFICATION

Some of the underlying funds are classified as non-diversified funds (that means they may invest a greater portion of their assets in the securities of one issuer than a diversified fund could), and as such they may be more sensitive to economic, business, political or other changes affecting similar issuers or securities. This may result in greater fluctuation in the value of the underlying fund's shares.


SECTOR FOCUS

Although each Fund does not expect any of the underlying funds to concentrate their investments in any one sector, they may from time to time allocate more of their holdings in aggregate to a particular sector. To the extent that an underlying fund has significant investments in one or a few sectors, the underlying fund, and indirectly a Fund, is subject to more risk than a fund that maintains broad sector diversification.

TECHNOLOGY COMPANIES. Technology company stocks have been subject to abrupt or erratic price movements, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins. Prices of technology company stocks often change collectively without regard to the merits of individual companies.

HEALTH TECHNOLOGY. These companies will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. In addition, this industry is characterized by competition and rapid technological developments that may make a company's products or services obsolete in a short period of time.

ELECTRONIC TECHNOLOGY AND TECHNOLOGY SERVICES COMPANIES. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, their value. In addition, because some Internet-related companies are in the emerging stage of development, they are particularly vulnerable to these risks.

FINANCIAL SERVICES COMPANIES. Certain underlying funds may have significant investments in the financial services sector, which includes such issuers as commercial banks, thrift institutions, insurance companies and finance companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock price, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.

UTILITIES INDUSTRY. Utility company securities, which are generally bought for their dividend yield, have been historically sensitive to interest rate movements: when interest rates rise, the stock prices of these companies tend to fall. However, regulatory changes in certain states have led to greater competition in the industry and the emergence of non-regulated providers as a significant part of the industry. While regulated providers tend to have regulated returns, non-regulated providers' returns are not regulated and generally are more volatile. These developments have reduced stability of cash flows in those states with non-regulated providers and could impact the short-term earnings potential of some in this industry. These trends have also made shares of some utility companies less sensitive to interest rate changes but more sensitive to changes in revenue and earnings and caused them to reduce the ratio of their earnings they pay out as dividends.

NATURAL RESOURCES SECTOR. An underlying fund may have significant investments in the natural resources sector. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors. As a result, companies in the natural resources sector often have limited pricing power over supplies or for the products they sell which can affect their profitability.

GOLD AND PRECIOUS METALS. An underlying fund may have significant investments in gold and precious metals. The price of gold and precious metals operation companies is strongly affected by the price of gold and other precious metals such as platinum, palladium and silver. These prices may fluctuate substantially over short periods of time, so the Fund's share price may be more volatile than other types of investments. In times of significant inflation or great economic uncertainty, traditional investments such as bonds and stocks may not perform well. In such times, gold and other precious metals have historically maintained their value as hard assets, often outperforming traditional investments. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold and other precious metals may be adversely affected, which could in turn affect the Fund's returns.


INITIAL PUBLIC OFFERINGS

Certain underlying funds may invest in initial public offerings (IPOs). IPOs of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the underlying funds, or only in very limited quantities. Thus, when a fund's size is smaller, any gains from IPOs will have an exaggerated impact on the fund's performance than when the fund is larger. There can be no assurance that the underlying funds will have favorable IPO investment opportunities.

DERIVATIVE SECURITIES


To the extent an underlying fund participates in the following derivative transactions: option transactions, foreign currency exchange transactions, futures contracts, swap agreements and collateralized mortgage obligations, its investment may involve a small investment relative to the amount of risk assumed. Derivative securities involve cost and may be volatile. To the extent the underlying fund enters into these transactions, their successful use will depend on the manager's ability to predict market movements. Risks include delivery failure, default by the other party or the inability to close out a position because the trading market becomes illiquid. Some derivatives are particularly sensitive to changes in interest rates.
RISK ARBITRAGE SECURITIES AND DISTRESSED COMPANIES

Certain underlying funds may invest in risk arbitrage securities and distressed companies. A merger or other restructuring or tender or exchange offer proposed at the time an underlying fund invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the underlying fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.


GEOGRAPHIC CONCENTRATION


A certain underlying fund may have significant investments in China companies. There is a high correlation among the Chinese, Hong Kong and Taiwanese markets. Accordingly, because an underlying fund invests its assets primarily in these markets, it is subject to much greater risks of adverse events that occur in that region and may experience greater volatility than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, including conflicts and currency devaluations, even in countries in which the fund is not invested, may adversely affect security values in other countries in the region and thus the fund's holdings.


SHORT SALES

A certain underlying fund pursues a strategy of holding both long and short positions. Despite the intent to reduce risk by having both long and short positions, it is possible that the underlying fund's long positions will decline in value at the same time that the value of the stocks sold short increases, thereby increasing the potential for loss. The underlying fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and the fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that the fund will have to cover its short sale at an unfavorable price. If that happens, the fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.

Due to local restrictions, the underlying fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. These restrictions will limit the fund's ability to fully implement a short selling strategy that could otherwise help the fund to pursue its investment goal.


REAL ESTATE SECURITIES

Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations. When economic growth is slow, demand for property decreases and prices may decline. Property values may decrease because of overbuilding, increases in property taxes and operating expenses, changes in zoning laws, environmental regulations or hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values.

U.S. GOVERNMENT SECURITIES. Although many U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac, may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. The Fund's investments in securities which are not backed by the full faith and credit of the U.S. government depend upon the ability of the issuing agency or instrumentality to make interest or principal payments, and may not permit recourse against the U.S. Treasury. Accordingly, the issuers of some securities considered to be U.S. government securities may be unable to make principal and interest payments when due.

MORTGAGE DOLLAR ROLLS

In a mortgage dollar roll, the fund takes the risk that the market price of the mortgage-backed securities will drop below their future purchase price. The fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk). When the fund uses a mortgage dollar roll, it is also subject to the risk that the other party to the agreement will not be able to perform. Mortgage dollar rolls add leverage to the Fund's portfolio and increase the Fund's sensitivity to interest rate changes.

LOANS

Bank loans, corporate loans, loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed and may pay only after a delay, which may be substantial. Consequently, when investing in indebtedness of companies with poor credit, the underlying fund bears a substantial risk of losing the entire amount invested. If a fund purchases a loan, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

In the event that a borrower defaults, the fund's access to the collateral securing the loan may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be inadequate or difficult to realize upon. As a result, the fund might not receive payments to which it is entitled.


FLOATING RATE INTEREST SECURITIES

NONPAYMENT OF SCHEDULED INTEREST OR PRINCIPAL PAYMENTS. A certain underlying fund may have significant investments in floating rate investments. The underlying fund is subject to the risk that the scheduled interest or principal payments on its floating rate investments will not be paid. Lower-quality loans and debt securities (those of less than investment-grade quality), including floating rate loans and debt securities, involve greater risk of default on interest and principal payments than higher quality loans and securities. In the event that a nonpayment occurs, the value of that obligation likely will decline. In turn, the net asset value of a fund's shares also will decline.

The senior secured corporate loans and corporate debt securities in which an underlying fund invests are subject to less credit risk than junk bonds. They have features that junk bonds generally do not have. They are senior obligations of the borrower or issuer, are secured by collateral, and generally are subject to certain restrictive covenants in favor of the lenders or securityholders that invest in them.

A significant portion of the underlying fund's floating rate investments may be issued in connection with highly leveraged transactions. Such transactions include leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing. These obligations are subject to greater credit risks than other investments including a greater possibility that the borrower may default or go into bankruptcy.

IMPAIRMENT OF COLLATERAL

The terms of the senior secured corporate loans and corporate debt securities in which a certain underlying fund typically invests require that collateral be maintained to support payment of the obligation. However, the value of the collateral may decline after the underlying fund invests and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the fund. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell.


In the event that a borrower defaults, bankruptcy and other insolvency laws may limit the fund's access to the collateral. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. As a result, the underlying fund might not receive payments to which it is entitled.


ILLIQUIDITY OF FUND INVESTMENTS

Some of the corporate loans and corporate debt securities in which an underlying fund may invest will be considered to be illiquid. The underlying fund may invest no more than 15% of its total assets in illiquid securities.

In addition, a majority of a certain underlying fund's assets are likely to be invested in securities that are considerably less liquid than those traded on national exchanges. Securities with reduced liquidity involve greater risk than securities with more liquid markets. Market quotations for such securities may be volatile and/or subject to large spreads between bid and ask prices.

In the event the underlying fund voluntarily or involuntarily liquidates these assets, it may not get the full value of the assets.

INTEREST RATE CHANGES

Changes in interest rates in the national and international markets generally affect the market value of fixed-income securities and debt obligations. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general.

PREPAYMENTS

Borrowers may pay back principal before the scheduled due date. Borrowers may find it advantageous to prepay principal due to a decline in interest rates or an excess in cash flow. Such prepayments may require the underlying fund to replace a corporate loan, corporate debt security or other investment with a lower yielding security.

HIGHLY LEVERAGED TRANSACTIONS


A significant portion of a certain underlying fund's assets will be invested in corporate loans and corporate debt securities issued as part of capital restructurings. This means that a borrower has undertaken the obligations in order to finance the growth of the borrower's business through product development or marketing, or to finance changes in the way the borrower utilizes its assets and invested or borrowed financial resources. The fund's investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, provided that such senior obligations are determined by the fund's manager upon its credit analysis to be a suitable investment by the fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include: management's taking over control of a company (leveraged buyout); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk of default by the borrower.


FOREIGN EXPOSURE

A certain underlying fund may invest in corporate loans and corporate debt securities that are made to, or issued by, non-U.S. borrowers, U.S. subsidiaries of non-U.S. borrowers and U.S. entities with substantial non-U.S. operations. Such investments involve additional risks that can increase the potential for losses in the fund. These include country risks (due to general securities market movements in any country where the fund has investments); company risks (due to less stringent disclosure, accounting, auditing and financial reporting standards and practices; less liquid securities; and less government supervision and regulation of foreign markets and their participants); and currency risk.

More detailed information about the underlying funds, their policies and risks can be found in the Funds' SAI.


PERFORMANCE

This bar chart and table show the volatility of each Fund's returns, which is one indicator of the risks of investing in a Fund. The bar chart shows changes in each Fund's returns from year to year over the past 10 calendar years. The table shows how each Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results. All Fund performance assumes reinvestment of dividends and capital gains.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.


These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. A Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.


After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

CONSERVATIVE TARGET FUND - CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]


2.98%   20.28% 3.05%  -0.92%  -3.79%  17.35%  7.98%  4.70%  9.92%   8.29%
98      99     00     01      02      03      04     05     06      07
                              YEAR


Best Quarter:                             Q4 '99     16.31%
Worst Quarter:                            Q3 '01     -7.04%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2007

                                         1 YEAR   5 YEARS   10 YEARS
----------------------------------------------------------------------
Franklin Templeton Conservative Target
Fund - Class A(2)
Return Before Taxes                       2.08%    8.28%     6.12%
Return After Taxes on Distributions       0.49%    7.25%     4.66%
Return After Taxes on Distributions
  and Sale of Fund Shares                 1.82%    6.65%     4.42%
S&P 500(R) Index(3)                       5.49%   12.83%     5.91%
LB U.S. Aggregate Index(4)                6.97%    4.42%     5.97%
MSCI EAFE (Net Dividends)(5)             11.63%   22.08%     9.04%
P&R U.S. 90 Day Treasury Bill(6)          4.91%    2.95%     3.72%
(indices reflect no deduction for
fees, expenses, or taxes)

                                                   SINCE
                                                 INCEPTION
                                         1 YEAR  (12/1/03)
-----------------------------------------------------------
Franklin Templeton Conservative Target
Fund - Class B(2)                         3.42%    6.78%
S&P 500(R) Index(3)                       5.49%   10.36%
LB U.S. Aggregate Index(4)                6.97%    4.67%
MSCI EAFE (Net Dividends)(5)             11.63%   19.94%
P&R 90 Day U.S. Treasury Bill(6)          4.91%    3.36%


                                         1 YEAR   5 YEARS  10 YEARS
---------------------------------------------------------------------
Franklin Templeton Conservative Target
Fund - Class C(2)                         6.48%    8.74%     5.95%
S&P 500(R) Index(3)                       5.49%   12.83%     5.91%
LB U.S. Aggregate Index(4)                6.97%    4.42%     5.97%
MSCI EAFE (Net Dividends)(5)             11.63%   22.08%     9.04%
P&R 90 Day U.S. Treasury Bill(6)          4.91%    2.95%     3.72%


                                         1 YEAR   5 YEARS   10 YEARS
----------------------------------------------------------------------
Franklin Templeton Conservative Target
Fund - Class R(7)                         7.91%    9.28%     6.47%
S&P 500(R) Index(3)                       5.49%   12.83%     5.91%
LB U.S. Aggregate Index(4)                6.97%    4.42%     5.97%
MSCI EAFE (Net Dividends)(5)             11.63%   22.08%     9.04%
P&R 90 Day U.S. Treasury Bill(6)          4.91%    2.95%     3.72%


                                         1 YEAR   5 YEARS   10 YEARS
----------------------------------------------------------------------
Franklin Templeton Conservative Target
Fund - Advisor Class(8)                   8.48%    9.66%     6.79%
S&P 500(R) Index(3)                       5.49%   12.83%     5.91%
LB U.S. Aggregate Index(4)                6.97%    4.42%     5.97%
MSCI EAFE (Net Dividends)(5)             11.63%   22.08%     9.04%
P&R 90 Day U.S. Treasury Bill(6)          4.91%    2.95%     3.72%


1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2008, the Fund's year-to-date return was -3.15% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The S&P 500(R) Index consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal. The Lehman Brothers (LB) U.S. Aggregate Index represents securities that are SEC registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond markets, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
5. Source: Standard & Poor's Micropal. The unmanaged Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE(R)) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
6. Source: Standard & Poor's Micropal. The Payden & Rygel (P&R) 90 Day U.S. Treasury Bill is a total return index based on a constant maturity instrument. P&R includes both accrued interest and change in market price in its monthly total return calculations. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
7. Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.
8. Effective December 1, 2005, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to December 1, 2005, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after December 1, 2005, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

MODERATE TARGET FUND - CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]

0.15%  27.25%  -1.09% -4.18%  -7.53%  22.38%   9.64%  5.94%   11.57%  9.40%
98     99      00     01      02      03       04     05      06      07
                                YEAR

Best Quarter:                             Q4 '99      22.08%
Worst Quarter:                            Q3 '01     -10.61%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2007

                                         1 YEAR   5 YEARS   10 YEARS
----------------------------------------------------------------------
Franklin Templeton Moderate Target
Fund - Class A(2)
Return Before Taxes                       3.08%   10.35%     6.21%
Return After Taxes on Distributions       1.44%    9.42%     5.04%
Return After Taxes on Distributions
  and Sale of Fund Shares                 2.71%    8.57%     4.71%
S&P 500(R) Index(3)                       5.49%   12.83%     5.91%
LB U.S. Aggregate Index(4)                6.97%    4.42%     5.97%
MSCI EAFE (Net Dividends)(5)             11.63%   22.08%     9.04%
P&R 90 Day U.S. Treasury Bill(6)          4.91%    2.95%     3.72%
(indices reflect no deduction for
fees, expenses, or taxes)

                                                   SINCE
                                                 INCEPTION
                                         1 YEAR  (12/1/03)
-----------------------------------------------------------
Franklin Templeton Moderate Target
Fund - Class B(2)                         4.61%    8.28%
S&P 500(R) Index(3)                       5.49%   10.36%
LB U.S. Aggregate Index(4)                6.97%    4.67%
MSCI EAFE (Net Dividends)(5)             11.63%   19.94%
P&R 90 Day U.S. Treasury Bill(6)          4.91%    3.36%


                                         1 YEAR   5 YEARS   10 YEARS
----------------------------------------------------------------------
Franklin Templeton Moderate Target
Fund - Class C(2)                         7.61%   10.83%     6.03%
S&P 500(R) Index(3)                       5.49%   12.83%     5.91%
LB U.S. Aggregate Index(4)                6.97%    4.42%     5.97%
MSCI EAFE (Net Dividends)(5)             11.63%   22.08%     9.04%
P&R 90 Day U.S. Treasury Bill(6)          4.91%    2.95%     3.72%


                                         1 YEAR   5 YEARS   10 YEARS
----------------------------------------------------------------------
Franklin Templeton Moderate Target
Fund - Class R(7)                         9.16%   11.39%     6.57%
S&P 500(R) Index(3)                       5.49%   12.83%     5.91%
LB U.S. Aggregate Index(4)                6.97%    4.42%     5.97%
MSCI EAFE (Net Dividends)(5)             11.63%   22.08%     9.04%
P&R 90 Day U.S. Treasury Bill(6)          4.91%    2.95%     3.72%


                                         1 YEAR   5 YEARS   10 YEARS
----------------------------------------------------------------------
Franklin Templeton Moderate Target
Fund - Advisor Class(8)                   9.66%   11.78%     6.90%
S&P 500(R) Index(3)                       5.49%   12.83%     5.91%
LB U.S. Aggregate Index(4)                6.97%    4.42%     5.97%
MSCI EAFE (Net Dividends)(5)             11.63%   22.08%     9.04%
P&R 90 Day U.S. Treasury Bill(6)          4.91%    2.95%     3.72%


1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2008, the Fund's year-to-date return was -4.91% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The S&P 500(R) Index consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal. The Lehman Brothers (LB) U.S. Aggregate Index represents securities that are SEC registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond markets, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
5. Source: Standard & Poor's Micropal. The unmanaged Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE(R)) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
6. Source: Standard & Poor's Micropal. The Payden & Rygel (P&R) 90 Day U.S. Treasury Bill is a total return index based on a constant maturity instrument. P&R includes both accrued interest and change in market price in its monthly total return calculations. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
7. Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.
8. Effective December 1, 2005, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to December 1, 2005, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after December 1, 2005, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.


GROWTH TARGET FUND - CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]

-0.11%  41.17%  -5.13%  -11.33%  -14.65%  30.11%  11.28%  8.47%  13.90%  10.58%
98      99      00      01       02       03      04      05     06      07
                                    YEAR

Best Quarter:                             Q4 '99      31.29%
Worst Quarter:                            Q3 '01     -16.51%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2007

                                         1 YEAR   5 YEARS   10 YEARS
----------------------------------------------------------------------
Franklin Templeton Growth Target Fund
- Class A(2)
Return Before Taxes                       4.25%   13.28%     6.56%
Return After Taxes on Distributions       2.82%   12.70%     5.68%
Return After Taxes on Distributions
  and Sale of Fund Shares                 3.69%   11.45%     5.25%
S&P 500(R) Index(3)                       5.49%   12.83%     5.91%
LB U.S. Aggregate Index(4)                6.97%    4.42%     5.97%
MSCI EAFE (Net Dividends)(5)             11.63%   22.08%     9.04%
P&R 90 Day U.S. Treasury Bill(6)          4.91%    2.95%     3.72%
(indices reflect no deduction for
fees, expenses, or taxes)

                                                   SINCE
                                                 INCEPTION
                                         1 YEAR  (12/1/03)
-----------------------------------------------------------
Franklin Templeton Growth Target Fund
- Class B(2)                              5.76%   10.10%
S&P 500(R) Index(3)                       5.49%   10.36%
LB U.S. Aggregate Index(4)                6.97%    4.67%
MSCI EAFE (Net Dividends)(5)             11.63%   19.94%
P&R 90 Day U.S. Treasury Bill(6)          4.91%    3.36%


                                         1 YEAR   5 YEARS   10 YEARS
----------------------------------------------------------------------
Franklin Templeton Growth Target Fund
- Class C(2)                              8.72%   13.73%     6.40%
S&P 500(R) Index(3)                       5.49%   12.83%     5.91%
LB U.S. Aggregate Index(4)                6.97%    4.42%     5.97%
MSCI EAFE (Net Dividends)(5)             11.63%   22.08%     9.04%
P&R 90 Day U.S. Treasury Bill(6)          4.91%    2.95%     3.72%


                                         1 YEAR   5 YEARS   10 YEARS
----------------------------------------------------------------------
Franklin Templeton Growth Target Fund
- Class R(7)                             10.31%   14.34%     6.92%
S&P 500(R) Index(3)                       5.49%   12.83%     5.91%
LB U.S. Aggregate Index(4)                6.97%    4.42%     5.97%
MSCI EAFE (Net Dividends)(5)             11.63%   22.08%     9.04%
P&R 90 Day U.S. Treasury Bill(6)          4.91%    2.95%     3.72%


                                         1 YEAR   5 YEARS   10 YEARS
----------------------------------------------------------------------
Franklin Templeton Growth Target Fund
- Advisor Class(8)                       10.80%   14.74%     7.25%
S&P 500(R) Index(3)                       5.49%   12.83%     5.91%
LB U.S. Aggregate Index(4)                6.97%    4.42%     5.97%
MSCI EAFE (Net Dividends)(5)             11.63%   22.08%     9.04%
P&R 90 Day U.S. Treasury Bill(6)          4.91%    2.95%     3.72%


1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2008, the Fund's year-to-date return was -8.29% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The S&P 500(R) Index consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal. The Lehman Brothers (LB) U.S. Aggregate Index represents securities that are SEC registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond markets, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
5. Source: Standard & Poor's Micropal. The unmanaged Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE(R)) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
6. Source: Standard & Poor's Micropal. The Payden & Rygel (P&R) 90 Day U.S. Treasury Bill is a total return index based on a constant maturity instrument. P&R includes both accrued interest and change in market price in its monthly total return calculations. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
7. Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.
8. Effective December 1, 2005, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to December 1, 2005, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after December 1, 2005, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund. Because each Fund pursues its goal by investing in other mutual funds, rather than directly in individual securities, you will bear your proportionate share of a Fund's operating expenses, and also, indirectly, the operating expenses of the underlying funds in which it invests. All of these fees are described below.

SHAREHOLDER FEES                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                    ADVISOR
                             CLASS A   CLASS B(4)  CLASS C  CLASS R  CLASS
-----------------------------------------------------------------------------
Maximum sales charge (load)
as a percentage of offering   5.75%(2)  4.00%       1.00%    None   None
price
  Load imposed on purchases   5.75%(2)  None        None     None   None
  Maximum deferred sales
charge                        None(3)   4.00%(5)    1.00%    None   None
  (load)
Redemption fee on shares
sold within 7 calendar days
following their purchase      2.00%     2.00%       2.00%    2.00%  2.00%
date(1)


Please see "Choosing a Share Class" for an explanation of how and when these sales charges apply.


ANNUAL FUND OPERATING EXPENSES      (EXPENSES DEDUCTED FROM FUND ASSETS)


                                 CONSERVATIVE   MODERATE     GROWTH
                                  TARGET FUND  TARGET FUND TARGET FUND
----------------------------------------------------------------------
CLASS A
Asset allocation fees(6)              0.25%       0.25%       0.25%
Distribution and service (12b-1)
fees                                  0.25%       0.25%       0.25%
Other expenses                        0.23%       0.21%       0.25%
Acquired fund fees and expenses       0.68%       0.75%       0.83%
                                   -----------------------------------
Total annual Fund operating
expenses(6)                           1.41%       1.46%       1.58%
                                   -----------------------------------
Asset allocation fee and expense
reduction(6)                         -0.23%      -0.21%      -0.25%
                                   -----------------------------------
NET ANNUAL FUND OPERATING             1.18%       1.25%       1.33%
expenses(6)
                                   ===================================

CLASS B
Asset allocation fees(6)              0.25%       0.25%       0.25%
Distribution and service (12b-1)
fees                                  1.00%       1.00%       1.00%
Other expenses                        0.23%       0.21%       0.25%
Acquired fund fees and expenses       0.68%       0.75%       0.83%
                                   -----------------------------------
Total annual Fund operating
expenses(6)                           2.16%       2.21%       2.33%
                                   -----------------------------------
Asset allocation fee and expense
reduction(6)                         -0.23%      -0.21%      -0.25%
                                   -----------------------------------
NET ANNUAL FUND OPERATING
EXPENSES(6)                           1.93%       2.00%       2.08%
                                   ===================================

CLASS C
Asset allocation fees(6)              0.25%       0.25%       0.25%
Distribution and service (12b-1)
fees                                  1.00%       1.00%       1.00%
Other expenses                        0.23%       0.21%       0.25%
Acquired fund fees and expenses       0.68%       0.75%       0.83%
                                   -----------------------------------
Total annual Fund operating
expenses(6)                           2.16%       2.21%       2.33%
                                   -----------------------------------
Asset allocation fee and expense
reduction(6)                         -0.23%      -0.21%      -0.25%
                                   -----------------------------------
NET ANNUAL FUND OPERATING
EXPENSES(6)                           1.93%       2.00%       2.08%
                                   ===================================

CLASS R
Asset allocation fees(6)              0.25%       0.25%       0.25%
Distribution and service (12b-1)
fees                                  0.50%       0.50%       0.50%
Other expenses                        0.23%       0.21%       0.25%
Acquired fund fees and expenses       0.68%       0.75%       0.83%
                                   -----------------------------------
Total annual Fund operating
expenses(6)                           1.66%       1.71%       1.83%
                                   -----------------------------------
Asset allocation fee and expense
reduction(6)                         -0.23%      -0.21%      -0.25%
                                   -----------------------------------
NET ANNUAL FUND OPERATING
EXPENSES(6)                           1.43%       1.50%       1.58%
                                   ===================================

ADVISOR CLASS
Asset allocation fees(6)              0.25%       0.25%       0.25%
Distribution and service (12b-1)
fees                                  0.00%       0.00%       0.00%
Other expenses                        0.23%       0.21%       0.25%
Acquired fund fees and expenses       0.68%       0.75%       0.83%
                                   -----------------------------------
Total annual Fund operating
expenses(6)                           1.16%       1.21%       1.33%
                                   -----------------------------------
Asset allocation fee and expense
reduction(6)                         -0.23%      -0.21%      -0.25%
                                   -----------------------------------
NET ANNUAL FUND OPERATING
EXPENSES(6)                           0.93%       1.00%       1.08%
                                   ===================================

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
2. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
3. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see "Sales Charges - Class A" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge.
4. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges.
5. Declines to zero after six years.
6. The investment manager has contractually agreed to waive or limit its asset allocation fees and to assume as its own expense certain expenses otherwise payable by the Fund so that total annual Fund operating expenses, excluding distribution and service (12b-1) fees and underlying fund fees and expenses, do not exceed 0.25% for each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2009. The manager also had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. The manager is required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission to reduce its fee if the Fund invests in a Franklin Templeton money fund.


EXAMPLE

This example can help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. It assumes:

o  You invest $10,000 for the periods shown;
o  Your investment has a 5% return each year; and
o  Each Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              CONSERVATIVE  MODERATE     GROWTH
                              TARGET FUND  TARGET FUND TARGET FUND
-------------------------------------------------------------------
If you sell your shares at
the end of the period:
CLASS A
 1 Year(1)                            $688        $695        $703
 3 Years                              $964        $985      $1,020
 5 Years                            $1,261      $1,296      $1,360
10 Years                            $2,101      $2,175      $2,316

CLASS B
 1 Year                               $596        $603        $611
 3 Years                              $944        $965      $1,001
 5 Years                            $1,317      $1,353      $1,419
10 Years(2)                         $2,236      $2,309      $2,450

CLASS C
 1 Year                               $296        $303        $311
 3 Years                              $644        $665        $701
 5 Years                            $1,117      $1,153      $1,219
10 Years                            $2,427      $2,499      $2,637

CLASS R
 1 Year                               $146        $153        $161
 3 Years                              $490        $512        $549
 5 Years                              $859        $896        $963
10 Years                            $1,896      $1,972      $2,118

ADVISOR CLASS
 1 Year                                $95        $102        $110
 3 Years                              $335        $357        $395
 5 Years                              $594        $632        $701
10 Years                            $1,336      $1,416      $1,569

If you do not sell your
shares:
CLASS B
 1 Year                               $196        $203        $211
 3 Years                              $644        $665        $701
 5 Years                            $1,117      $1,153      $1,219
10 Years(2)                         $2,236      $2,309      $2,450

CLASS C
 1 Year                               $196        $203        $211
 3 Years                              $644        $665        $701
 5 Years                            $1,117      $1,153      $1,219
10 Years                            $2,427      $2,499      $2,637


1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

MANAGEMENT


Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is each Fund's investment manager. Together, Advisers and its affiliates manage over $591 billion in assets.


The portfolio manager responsible for each Fund's management is:


T. ANTHONY COFFEY CFA(R)(1) VICE PRESIDENT OF ADVISERS

Mr. Coffey has been a manager of each Fund since 2000. He has sole authority over all aspects of the Fund's investment portfolio, including but not limited to, the allocation of investments in the various underlying funds, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. Mr. Coffey joined Franklin Templeton Investments in 1989.

The Funds' SAI provides additional information about the portfolio manager's compensation, other accounts that he manages and his ownership of Fund shares.


INVESTMENT ADVISORY AND ASSET ALLOCATION AGREEMENT

Under the investment advisory and asset allocation agreement, the manager provides general advisory services. Such services include monitoring the underlying Franklin Templeton funds in order to determine whether they are investing their assets in a manner that is consistent with the asset classes targeted for investment for each Fund by the manager. The manager also provides asset allocation advice and administrative services to each Fund under the investment advisory and asset allocation agreement. While the manager provides general investment advisory and administrative services to each Fund without charge, it provides asset allocation services to each Fund for a monthly fee equivalent to an annual rate of 0.25% of the average daily net assets of each Fund. The fee is computed at the close of business on the last business day of each month.


A discussion regarding the basis for the board of trustees approving the investment management contract of the Funds is available in the Funds' semiannual report to shareholders for the six-month period ended June 30.

1. CFA(R) and Chartered Financial Analyst(R) are trademarks owned by CFA Institute.

ASSET ALLOCATION FEES. For the fiscal year ended December 31, 2007, asset allocation fees, before any advance waiver, were 0.25% of the average daily net assets of each Fund. Under an agreement by the manager to limit its fees and to reduce its fees to reflect reduced services resulting from each Fund's investment in a Franklin Templeton money fund, the Conservative Target Fund, the Moderate Target Fund and the Growth Target Fund paid 0.02%, 0.04% and 0.00%, respectively, to the manager for its services. The manager, however, is required by the Funds' board of trustees and an exemptive order by the Securities and Exchange Commission to reduce its fee if a Fund invests in a Franklin Templeton money fund.


Each Fund, as a shareholder in the underlying Franklin Templeton funds, will indirectly bear its proportionate share of any management fees and other expenses paid by the underlying Franklin Templeton funds. The investment manager and the management fee of each of the underlying Franklin Templeton funds (as an annual percentage rate of the underlying fund's net assets) are set forth below:


UNDERLYING                                                 ANNUAL
FRANKLIN TEMPLETON FUND      MANAGER                       FEE RATE
----------------------------------------------------------------------
Franklin Capital Growth Fund Advisers                      0.625%(1)
Franklin Flex Cap Growth     Advisers                      0.625%(1)
Fund
Franklin Global Real Estate  Franklin Templeton            0.80%(2)
Fund                         Institutional, LLC (FT
                             Institutional)
Franklin Gold and Precious   Advisers                      0.625%(1)
Metals Fund
Franklin Growth Fund         Franklin Investment Advisory  0.625%(3)
                             Services, LLC
Franklin Growth              Advisers                      0.500%(4)
Opportunities Fund
Franklin MicroCap Value Fund Franklin Advisory Services,   0.75%
                             LLC (Advisory Services)
Franklin Natural Resources   Advisers                      0.625%(1)
Fund
Franklin Real Estate         FT Institutional              0.625%(1)
Securities Fund
Franklin Small Cap Growth    Advisers                      0.550%(5)
Fund
Franklin Small Cap Value     Advisory Services             0.750%(6)
Fund
Franklin Small-Mid Cap       Advisers                      0.625%(1)
Growth Fund
Franklin Technology Fund     Advisers                      0.550%(5)
Franklin Utilities Fund      Advisers                      0.625%(7)
Mutual Discovery Fund        Franklin Mutual Advisers,     0.80%(8),*
                             LLC (Franklin Mutual);
                             Franklin Templeton
                             Investment Management
                             Limited (FTIML) (sub-advisor)
Mutual European Fund         Franklin Mutual               0.80%(9)
Mutual Financial Services    Franklin Mutual               0.80%(9)
Fund
Mutual Shares Fund           Franklin Mutual               0.60%(10)
Templeton China World Fund   Templeton Asset Management    1.25%(11)
                             Ltd.-
                             Hong Kong Branch (Asset
                             Management)
Templeton Developing         Asset Management              1.25%(12)
Markets Trust
Templeton Foreign Fund       Templeton Global Advisors     0.63%(13)
                             Limited (TGAL)
Templeton Foreign Smaller    Franklin Templeton            1.00%(14),**
Companies Fund               Investments Corp. (FTIC);
                             Templeton Investment
                             Counsel, LLC (TICL)
                             (sub-advisor)
Templeton Global Long-Short  Advisers; TGAL (sub-advisor)  (15),***
Fund
Templeton Global Smaller     FTIC; TICL (sub-advisor)      0.75%(16),****
Companies Fund
Franklin High Income Fund    Advisers                      0.625%(3)
Franklin Limited Maturity    Advisers                      0.625%(17)
U.S. Government Securities
Fund
Franklin Strategic Income    Advisers                      0.625%(3)
Fund
Franklin Strategic Mortgage  Advisers                      0.40%(18)
Portfolio
Franklin Templeton Hard      Advisers                      0.65%
Currency Fund
Franklin Total Return Fund   Advisers                      0.425%(19)
Franklin U.S. Government     Advisers                      0.625%(3)
Securities Fund
Templeton Global Bond Fund   Advisers                      0.50%(20)
Franklin Floating Rate       Advisers                      0.450%(21)
Daily Access Fund

1. 0.625% of the value of net assets up to and including $100 million; 0.500% of the value of net assets over $100 million and not over $250 million; 0.450% of the value of net assets over $250 million and not over $7.5 billion; 0.440% of the value of net assets over $7.5 billion and not over $10 billion; 0.430% of the value of net assets over $10 billion and not over $12.5 billion; 0.420% of the value of net assets over $12.5 billion and not over $15 billion; and 0.400% of the value of net assets in excess of $15 billion.
2. 0.80% of the value of the average daily net assets up to and including $500 million; 0.70% of the value of the average daily net assets over $500 million up to and including $1 billion; 0.65% of the value of the average daily net assets over $1 billion up to and including $1.5 billion; 0.60% of the value of the average daily net assets over $1.5 billion up to and including $6.5 billion; 0.58% of the value of the average daily net assets over $6.5 billion up to and including $11.5 billion; 0.56% of the value of the average daily net assets over $11.5 billion up to and including $16.5 billion; 0.54% of the value of the average daily net assets over $16.5 billion up to and including $19.0 billion; 0.53% of the value of the average daily net assets over $19.0 billion up to and including $21.5 billion; and 0.52% of the value of the average daily net assets over $21.5 billion.
3. 0.625% of the value of net assets up to and including $100 million; 0.500% of the value of net assets over $100 million and not over $250 million; 0.450% of the value of net assets over $250 million and not over $7.5 billion; 0.440% of the value of net assets over $7.5 billion and not over $10 billion; 0.430% of the value of net assets over $10 billion and not over $12.5 billion; 0.420% of the value of net assets over $12.5 billion and not over $15 billion; 0.400% of the value of net assets over $15 billion and not over $17.5 billion; 0.380% of the value of net assets over $17.5 billion and not over $20 billion; 0.360% of the value of net assets over $20 billion and not over $35 billion; 0.355% of the value of net assets over $35 billion and not over $50 billion; and 0.350% of the value of net assets in excess of $50 billion.
4. 0.500% of the value of average daily net assets up to and including $500 million; 0.400% of the value of average daily net assets over $500 million up to and including $1 billion; 0.350% of the value of average daily net assets over $1 billion up to and including $1.5 billion; 0.300% of the value of average daily net assets over $1.5 billion up to and including $6.5 billion; 0.275% of the value of average daily net assets over $6.5 billion up to and including $11.5 billion; 0.250% of the value of average daily net assets over $11.5 billion up to and including $16.5 billion; 0.240% of the value of average daily net assets over $16.5 billion up to and including $19 billion; 0.230% of the value of average daily net assets over $19 billion up to and including $21.5 billion; and 0.220% of the value of average daily net assets in excess of $21.5 billion.
5. 0.550% of the value of average daily net assets up to and including $500 million; 0.450% of the value of average daily net assets over $500 million up to and including $1 billion; 0.400% of the value of average daily net assets over $1 billion up to and including $1.5 billion; 0.350% of the value of average daily net assets over $1.5 billion up to and including $6.5 billion; 0.325% of the value of net assets over $6.5 billion up to and including $11.5 billion; 0.300% of the value of average daily net assets over $11.5 billion up to and including $16.5 billion; 0.290% of the value of average daily net assets over $16.5 billion up to and including $19 billion; 0.280% of the value of average daily net assets over $19 billion up to and including $21.5 billion; and 0.270% of the value of average daily net assets in excess of $21.5 billion.
6. 0.750% of average daily net assets up to $500 million; 0.625% of average daily net assets over $500 million up to $1 billion; and 0.500% of average daily net assets over $1 billion.
7. 0.625% of the value of net assets up to and including $100 million; 0.500% of the value of net assets over $100 million and not over $250 million; 0.450% of the value of net assets over $250 million and not over $7.5 billion; 0.440% of the value of net assets over $7.5 billion and not over $10 billion; 0.430% of the value of net assets over $10 billion and not over $12.5 billion; 0.420% of the value of net assets over $12.5 billion and not over $15 billion; 0.400% of the value of net assets over $15 billion and not over $17.5 billion; 0.380% of the value of net assets over $17.5 billion and not over $20 billion; 0.360% of the value of net assets over $20 billion and not over $35 billion; 0.355% of the value of net assets over $35 billion and not over $50 billion; and 0.350% of the value of net assets over $50 billion and not over $65 billion; 0.345% of the value of net assets over $65 billion and not over $80 billion; and 0.340% of the value of net assets in excess of $80 billion.
8. 0.80% of the value of average daily net assets up to and including $4 billion; 0.77% of the value of average daily net assets over $4 billion up to and including $7 billion; 0.75% of the value of average daily net assets over $7 billion up to and including $10 billion; 0.73% of the value of average daily net assets over $10 billion up to and including $13 billion; 0.71% of the value of average daily net assets over $13 billion up to and including $16 billion; and 0.69% of the value of net assets over $16 billion.
9. 0.80% of the value of average daily net assets up to and including $1 billion; 0.77% of the value of average daily net assets over $1 billion up to and including $2 billion; 0.75% of the value of average daily net assets over $2 billion up to and including $5 billion; 0.73% of the value of average daily net assets over $5 billion.
10. 0.60% of the value of net assets up to and including $5 billion; 0.57% of the value of net assets over $5 billion up to and including $10 billion; 0.55% of the value of net assets over $10 billion up to and including $15 billion; 0.53% of the value of net assets over $15 billion up to and including $20 billion; 0.51% of the value of net assets over $20 billion up to and including $25 billion; 0.49% of net assets over $25 billion up to and including $30 billion; 0.48% of the value of net assets over $30 billion up to and including $35 billion; and 0.47% of net assets in excess of $35 billion.
11. 1.25% of the value of average weekly net assets up to and including $1 billion; 1.20% of the value of average weekly net assets over $1 billion up to and including $5 billion; 1.15% of the value of average weekly net assets over $5 billion up to and including $10 billion; 1.10% of the value of average weekly net assets over $10 billion up to and including $15 billion; 1.05% of the value of average weekly net assets over $15 billion up to and including $20 billion; and 1.00% of the value of average weekly net assets over $20 billion.
12. 1.25% of the value of average daily net assets up to and including $1 billion; 1.20% of the value of average daily net assets over $1 billion up to and including $5 billion; 1.15% of the value of average daily net assets over $5 billion up to and including $10 billion; 1.10% of the value of average daily net assets over $10 billion up to and including $15 billion; 1.05% of the value of average daily net assets over $15 billion up to and including $20 billion; and 1.00% of the value of average daily net assets in excess of $20 billion.
13. 0.630% of the average daily net assets up to and including $1 billion; 0.615% of the average daily net assets over $1 billion up to and including $5 billion; 0.600% of the average daily net assets over $5 billion up to and including $10 billion; 0.580% of the average daily net assets over $10 billion up to and including $15 billion; 0.560% of the average daily net assets over $15 billion up to and including $20 billion; 0.540% of the average daily net assets over $20 billion up to and including $25 billion; 0.530% of the average daily net assets over $25 billion up to and including $30 billion; 0.520% of the average daily net assets over $30 billion up to and including $35 billion; and 0.510% of the average daily net assets over $35 billion.
14. 1.00% of the average daily net assets up to and including $100 million; 0.90% of the average daily net assets over $100 million up to and including $250 million; 0.80% of the average daily net assets over $250 million and not over $500 million; and 0.75% of daily net assets in excess of $500 million.
15. The fund pays Advisers a fee for managing the fund's assets. The fee is comprised of two components, a base fee and a performance adjustment to the base fee. The adjustment is based on the fund's performance relative to the Morgan Stanley Capital International World Index (the "Index") over a rolling 12-month period ending with the most recently completed month. The rolling 12-month period is referred to as the Performance Period.


     The first component of the fee is a base fee equal to an annual rate of 1.50% of the fund's average daily net assets during the month that ends on the last day of the Performance Period.


     The second component is a performance adjustment that either increases or decreases the base fee, depending on how the fund has performed relative to the Index over the Performance Period. The performance adjustment is equal to a:


     o monthly upward adjustment of an annual rate of 0.20% for each percentage point by which the fund's investment performance exceeds the investment record of the Index over the Performance Period by at least 2.00%, or

     o monthly downward adjustment of an annual rate of 0.20% for each percentage point by which the investment record of the Index exceeds the fund's investment performance over the Performance Period by at least 2.00%, with


     o no performance adjustment if the relative performance of the fund or Index does not exceed the 2.00% threshold, described above, over the performance of the Index or fund, as applicable.


     The performance adjustment is subject to the following:

     o a pro rata portion of the 0.20% rate adjustment, in increments of 0.01%, is applied for each 0.05% change in the differential between investment performance of the fund and the Index;

     o the maximum annual fee is 2.50% of average daily net assets over each fiscal year of the fund and the minimum annual fee is 0.50% of average daily net assets over each fiscal year of the fund;

     o the minimum and maximum annual management fee is measured at least monthly, calculated by annualizing the ratio of the total management fee (base fee plus performance adjustment) to average daily net assets for the fiscal year to date as of the last calculated net asset value, with any required adjustment recorded to fund assets no later than the next calculated net asset value; and

     o the annual rate of the performance adjustment is multiplied by the average daily net assets of the fund averaged over the Performance Period to determine the dollar amount of the adjustment for each day of the month that ends on the last day of the Performance Period.


      PERFORMANCE ADJUSTMENT SCHEDULE
     ---------------------------------------------------------
         % PERFORMANCE
      DIFFERENCE BETWEEN
        FUND AND MORGAN
        STANLEY CAPITAL      PERFORMANCE
      INTERNATIONAL WORLD    ADJUSTMENT
             INDEX          (ANNUAL RATE)
     ---------------------------------------------------------
          7% or more            1.00%
              6%                0.80%
              5%                0.60%        Outperformance
              4%                0.40%
              3%                0.20%
     ---------------------------------------------------------
              2%                0.00%
              1%                0.00%        No performance
              0%                0.00%        adjustment to
              -1%               0.00%         advisory fee
              -2%               0.00%         in this zone
     ---------------------------------------------------------
              -3%              -0.20%
              -4%              -0.40%
              -5%              -0.60%       Underperformance
              -6%              -0.80%
          -7% or less          -1.00%
16. 0.75% of the value of average daily net assets up to and including $1 billion; 0.73% of the value of average daily net assets over $1 billion up to and including $5 billion; 0.71% of the value of average daily net assets over $5 billion up to and including $10 billion; 0.69% of the value of average daily net assets over $10 billion up to and including $15 billion; 0.67% of the value of average daily net assets over $15 billion up to and including $20 billion; and 0.65% of the value of average daily net assets over $20 billion.
17. 0.625% of the value of net assets up to and including $100 million; 0.500% of the value of net assets over $100 million up to and including $250 million; and 0.450% of the value of net assets in excess of $250 million.
18. 40/100 of 1% of the value of average daily net assets up to and including $250 million; 38/100 of 1% of the value of average daily net assets over $250 million and not over $500 million; and 36/100 of 1% of the value of average daily net assets in excess of $500 million.
19. 0.425% of the value of average daily net assets up to and including $500 million; 0.325% of the value of average daily net assets over $500 million and not over $1 billion; and 0.280% of the value of average daily net assets over $1 billion and not over $1.5 billion; 0.235% of the value of average daily net assets over $1.5 billion and not over $6.5 billion; 0.215% of the value of average daily net assets over $6.5 billion and not over $11.5 billion; 0.200% of the value of average daily net assets over $11.5 billion and not over $16.5 billion; 0.190% of the value of average daily net assets over $16.5 billion and not over $19 billion; 0.180% of the value of average daily net assets over $19 billion and not over $21.5 billion; and 0.170% of the value of average daily net assets over $21.5 billion.
20. 0.50% of the value of average daily net assets up to and including $200 million; 0.45% of the value of average daily net assets over $200 million and not over $1.3 billion; and 0.40% of the value of average daily net assets in excess of $1.3 billion.
21. 0.450% of the value of average daily net assets up to and including $500 million; 0.350% of the value of average daily net assets over $500 million up to and including $1 billion; 0.300% of the value of average daily net assets over $1 billion up to and including $1.5 billion; 0.250% of the value of net assets over $1.5 billion up to and including $6.5 billion; 0.225% of the value of average daily net assets over $6.5 billion up to and including $11.5 billion; 0.200% of the value of average daily net assets over $11.5 billion up to and including $16.5 billion; 0.190% of the value of average daily net assets over $16.5 billion up to and including $19 billion; 0.180% of the value of average daily net assets over $19 billion up to and including $21.5 billion; and 0.170% of the value of average daily net assets in excess of $21.5 billion.

*FTIML is entitled to receive from Franklin Mutual a sub-advisory fee; the sub-advisory fees payable by Franklin Mutual have no effect on the fees payable by the underlying Franklin Templeton fund to Franklin Mutual. FTIML receives from Franklin Mutual a fee equal to a monthly rate of sixty percent (60%) of the management fee received by the manager.
**TICL is entitled to receive from FTIC a sub-advisory fee; the sub-advisory fee payable by FTIC have no effect on the fees payable by the underlying Franklin Templeton fund to FTIC. TICL receives from FTIC a fee equal to an annual rate of the value of the fund's average daily net assets as follows: 0.50% of such assets up to and including $100 million; 0.40% of such assets over $100 million up to and including $250 million; 0.30% of such assets over $250 million up to and including $500 million; and 0.25% of such assets over $500 million.
***TGAL is entitled to receive from Advisers a sub-advisory fee; the sub-advisory fees payable by Advisers has no effect on the fees payable by the underlying Franklin Templeton fund to Advisers. TGAL receives from Advisers a fee equal to ninety percent (90%) of the management fee received by the manager.
****TICL is entitled to receive from FTIC a sub-advisory fee; the sub-advisory fees payable by FTIC have no effect on the fees payable by the underlying Franklin Templeton fund to FTIC. TICL receives from FTIC a fee equal to forty five percent (45%) of the management fee received by the manager.

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.


Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the Judicial Panel) ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the MDL). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.


Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of federal securities and state laws relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.


Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."


DISTRIBUTIONS AND TAXES
THE FOLLOWING RULES APPLY TO THE FUNDS AND THEIR SHAREHOLDERS. WHERE NOTED, THE TAX CHARACTERISTICS OF THE UNDERLYING FUNDS ARE ALSO DISCUSSED AS THESE CHARACTERISTICS MAY BE PASSED THROUGH TO THE FUNDS AND THEIR SHAREHOLDERS.


INCOME AND CAPITAL GAIN DISTRIBUTIONS

Each Fund has qualified to be treated as a regulated investment company under the Internal Revenue Code (Code). As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund intends to pay an income dividend quarterly from its net investment income. Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. Your income dividends and capital gain distribution will be automatically reinvested in additional shares at net asset value unless you elect to receive cash payments.

Each underlying fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the underlying fund, constitutes the underlying fund's net investment income from which dividends may be paid to your Fund, and, in turn, to you. If you are a taxable investor, any income dividends (other than qualified dividends) a Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year, including, for U.S. investors, the amount of any qualified dividend income. Distributions declared in December but paid in January are taxable as if they were paid in December.

A Fund may at times find it necessary to reclassify income after it issues your tax reporting statement. This can result from rules in the Code that effectively prevent regulated investment companies such as a Fund, and the underlying funds in which they invest, from ascertaining with certainty until after the calendar year end, the final amount and character of distributions a Fund or underlying fund has received on its investments during the prior calendar year. Prior to issuing your statement, Franklin Templeton Investments makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099-DIV to reflect reclassified information. If you receive a corrected Form 1099-DIV, use the information on this Form, and not the information on your original statement, in completing your tax returns.

AVOID "BUYING A DIVIDEND." If you invest in a Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in a Fund on December 10th at the Fund's net asset value (NAV) of $10 per share, and the Fund makes a distribution on December 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share distribution in additional Fund shares.


TAX CONSIDERATIONS

In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.


DIVIDEND INCOME. A portion of the income dividends paid to you by a Fund may be qualified dividends subject to taxation at the long-term capital gain rates. WITHIN THE UNDERLYING FUNDS, income dividends from portfolio investments in the stock of domestic corporations and qualified foreign corporations are permitted this favored federal tax treatment. Income dividends from interest earned by an underlying fund on debt securities and dividends received from unqualified foreign corporations continue to be taxed at the higher ordinary income tax rates. The Funds receive these tax benefits when qualified dividends are distributed to each Fund by the underlying funds, and pass these benefits through to you in the form of qualified dividends that are paid on your investment in a Fund.

Distributions of qualified dividends are eligible for these reduced rates of taxation only if you own your Fund shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend.

DISTRIBUTIONS OF CAPITAL GAINS. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions to individuals qualify for the 15% tax rate. For individuals in the 10% and 15% tax brackets, the tax rate is 0% on distributions from gains realized in calendar years 2008 through 2010. These reduced rates of taxation of capital gain dividends and net long-term capital gains are scheduled to sunset on December 31, 2010, unless extended or made permanent before that date.
SALES OF FUND SHARES. When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale, and will normally generate a gain or loss that will be reported to you in your year-end tax information. An exchange of your shares in one class in a Fund for shares of another class in the SAME Fund is not a taxable event, and no gain or loss will be reported on such a transaction.

If you have owned your Fund shares from more than one year, any gains reportable on the sale of your shares will also qualify for the reduced rates of taxation on capital gains as discussed above.


BACKUP WITHHOLDING. If you do not provide your Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income, capital gains or proceeds from the sale of your shares. Each Fund also must withhold if the Internal Revenue Service (IRS) instructs it to do so.

STATE AND LOCAL TAXES. Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes.


RECEIPT OF EXCESS INCLUSION INCOME BY A FUND. Income received by an underlying fund from certain equity interests in mortgage pooling vehicles or residual interests in Real Estate Mortgage Investment Conduits (REMICs) is treated as "excess inclusion income" to that fund. An underlying fund may derive such income either as a result of its direct investment in such interests or, indirectly, through its investment in Real Estate Investment Trusts (REITs) that hold such interests or otherwise qualify as taxable mortgage pools. In general, each underlying fund must allocate this income to its shareholders (including the Funds) in proportion to dividends paid, and the underlying funds must pay a tax on this income that is allocable to "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on unrelated business taxable income (UBTI). In turn, each of the Funds must allocate to you its excess inclusion income received from the underlying funds, and the Funds must pay a tax on any of this income that is allocated to a disqualified organization.

The rules concerning excess inclusion income are complex and unduly burdensome in their current form, and the advisor to the Funds is awaiting further guidance from the IRS on how these rules are to be implemented. Shareholders should talk to their tax advisors about whether an investment in a Fund is a suitable investment given the potential tax consequences of the Fund's receipt and distribution of excess inclusion income.

NON-U.S. INVESTORS. Non-U.S. investors may be subject to a U.S. withholding tax at a 30% or lower treaty rate on all Fund dividends of ordinary income. Exemptions from withholding are currently provided for distributions designated as long-term capital gains. Non-U.S. investors may also be subject to U.S. estate tax on their investment in a Fund. They also have special certification requirements that, if not met, can subject them to backup withholding on any dividends, distributions and redemption proceeds that they receive from a Fund. Each of these subjects is discussed in greater detail in the "Distributions and Taxes - Non-U.S. investors" section of the SAI.

Each underlying fund may invest in equity securities of corporations that invest in U.S. real property, including REITs. The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes a non-U.S. person subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. However, because each underlying fund does not expect to have more than 50% of its assets invested in REITs or U.S. real property holding corporations, none expects to pay any dividends and distributions would be subject to FIRPTA reporting and tax withholding. For a more detailed discussion on investment in U.S. real property, see the section, "Distributions and Taxes - Non-U.S. investors - Investments in U.S. real property" in the SAI.

OTHER TAX INFORMATION. This discussion of "Distributions and Taxes" is not written to provide you with tax advice, and does not purport to deal with all of the tax consequences that may be applicable to your investment in a Fund. You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund, or about the federal, state, local and foreign tax consequences of your investment in the Fund.


FINANCIAL HIGHLIGHTS

This table presents each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.


CONSERVATIVE TARGET FUND

                                                          -------------------------------------------------------------------------
                                                                                                                   YEAR ENDED
                                                                      YEAR ENDED DECEMBER 31,                       JULY 31,
CLASS A                                                    2007         2006         2005        2004 h        2004         2003
                                                          -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $  13.33     $  12.74     $  12.48     $  11.66     $  10.91     $ 10.23
                                                          -------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b,c ..........................       0.48         0.41         0.29         0.12         0.23        0.23
   Net realized and unrealized gains (losses) .........       0.60         0.84         0.29         0.84         0.74        0.69
                                                          -------------------------------------------------------------------------
Total from investment operations ......................       1.08         1.25         0.58         0.96         0.97        0.92
                                                          -------------------------------------------------------------------------
Less distributions from:
   Net investment income ..............................      (0.47)       (0.42)       (0.32)       (0.14)       (0.22)      (0.24)
   Net realized gains .................................      (0.35)       (0.24)          --           --           --          --
                                                          -------------------------------------------------------------------------
Total distributions ...................................      (0.82)       (0.66)       (0.32)       (0.14)       (0.22)      (0.24)
                                                          -------------------------------------------------------------------------
Redemption fees .......................................         -- g         -- g         -- g         -- g         -- g        --
                                                          -------------------------------------------------------------------------
Net asset value, end of year ..........................   $  13.59     $  13.33     $  12.74     $  12.48     $  11.66     $ 10.91
                                                          =========================================================================

Total return d ........................................       8.29%        9.92%        4.70%        8.30%        8.89%       8.99%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f ...       0.68%        0.69%        0.73%        0.82%        0.85%       0.91%
Expenses net of waiver and payments by affiliates f ...       0.49%        0.50%        0.69%        0.82%        0.85%       0.91%
Net investment income c ...............................       3.52%        3.09%        2.31%        2.40%        2.00%       2.21%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $251,570     $194,477     $162,079     $139,153     $117,013     $64,409
Portfolio turnover rate ...............................       8.11%       11.08%        8.16%        2.63%        3.71%      18.03%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.68% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period August 1, 2004 to December 31, 2004.





CONSERVATIVE TARGET FUND

                                                           --------------------------------------------------------------
                                                                                                            PERIOD ENDED
CLASS B                                                              YEAR ENDED DECEMBER 31,                  JULY 31,
                                                              2007         2006       2005        2004 h       2004 i
                                                           --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................     $ 13.29     $ 12.71     $ 12.46     $ 11.63      $ 11.67
Income from investment operations a:
   Net investment income b,c ...........................        0.36        0.30        0.19        0.09         0.07
   Net realized and unrealized gains (losses) ..........        0.61        0.84        0.29        0.84         0.04
                                                           --------------------------------------------------------------
Total from investment operations .......................        0.97        1.14        0.48        0.93         0.11
                                                           --------------------------------------------------------------
Less distributions from:
   Net investment income ...............................       (0.36)      (0.32)      (0.23)      (0.10)       (0.15)
   Net realized gains ..................................       (0.35)      (0.24)         --          --           --
                                                           --------------------------------------------------------------
Total distributions ....................................       (0.71)      (0.56)      (0.23)      (0.10)       (0.15)
                                                           --------------------------------------------------------------
Redemption fees ........................................          -- g        -- g        -- g        -- g         -- g
                                                           --------------------------------------------------------------
Net asset value, end of year ...........................     $ 13.55     $ 13.29     $ 12.71     $ 12.46      $ 11.63
                                                           ==============================================================

Total return d .........................................        7.42%       9.05%       3.87%       8.02%        0.98%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f ....        1.43%       1.44%       1.48%       1.57%        1.60%
Expenses net of waiver and payments by affiliates f ....        1.24%       1.25%       1.44%       1.57%        1.60%
Net investment income c                                         2.77%       2.34%       1.56%       1.65%        1.25%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................     $ 6,497     $ 6,422     $ 6,202     $ 5,223      $ 3,567
Portfolio turnover rate ................................        8.11%      11.08%       8.16%       2.63%        3.71%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.68% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period August 1, 2004 to December 31, 2004.

i For the period December 1, 2003 (effective date) to July 31, 2004.





CONSERVATIVE TARGET FUND

                                                           ----------------------------------------------------------------------
                                                                                                                 YEAR ENDED
                                                                       YEAR ENDED DECEMBER 31,                    JULY 31,
CLASS C                                                      2007         2006        2005       2004 h       2004        2003
                                                           ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................   $   13.18    $  12.60    $  12.36    $  11.53    $  10.80    $  10.14
                                                           ----------------------------------------------------------------------
Income from investment operations a:
   Net investment income b,c ...........................        0.38        0.30        0.19        0.08        0.14        0.15
   Net realized and unrealized gains (losses) ..........        0.58        0.85        0.28        0.84        0.73        0.67
                                                           ----------------------------------------------------------------------
Total from investment operations .......................        0.96        1.15        0.47        0.92        0.87        0.82
                                                           ----------------------------------------------------------------------
Less distributions from:
   Net investment income ...............................       (0.37)      (0.33)      (0.23)      (0.09)      (0.14)      (0.16)
   Net realized gains ..................................       (0.35)      (0.24)         --          --          --          --
                                                           ----------------------------------------------------------------------
Total distributions ....................................       (0.72)      (0.57)      (0.23)      (0.09)      (0.14)      (0.16)
                                                           ----------------------------------------------------------------------
Redemption fees ........................................          -- g        -- g        -- g        -- g        -- g        --
                                                           ----------------------------------------------------------------------
Net asset value, end of year ...........................   $   13.42    $  13.18    $  12.60    $  12.36    $  11.53    $  10.80
                                                           ======================================================================

Total return d .........................................        7.48%       9.16%       3.83%       8.03%       8.04%       8.20%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f ....        1.43%       1.43%       1.47%       1.57%       1.60%       1.66%
Expenses net of waiver and payments by affiliates f ....        1.24%       1.24%       1.43%       1.57%       1.60%       1.66%
Net investment income c ................................        2.77%       2.35%       1.57%       1.65%       1.25%       1.46%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................   $ 110,914    $ 76,018    $ 63,298    $ 59,803    $ 52,881    $ 32,344
Portfolio turnover rate ................................        8.11%      11.08%       8.16%       2.63%       3.71%      18.03%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.68% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period August 1, 2004 to December 31, 2004.





CONSERVATIVE TARGET FUND

                                                           -------------------------------------------------------------------
                                                                                                               YEAR ENDED
                                                                        YEAR ENDED DECEMBER 31,                 JULY 31,
CLASS R                                                       2007        2006        2005       2004 h       2004      2003
                                                           -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................   $  13.30    $  12.71    $  12.46    $  11.63    $ 10.89    $ 10.23
                                                           -------------------------------------------------------------------
Income from investment operations a:
   Net investment income b,c ...........................       0.47        0.37        0.26        0.11       0.21       0.19
   Net realized and unrealized gains (losses) ..........       0.57        0.85        0.28        0.85       0.72       0.69
                                                           -------------------------------------------------------------------
Total from investment operations .......................       1.04        1.22        0.54        0.96       0.93       0.88
                                                           -------------------------------------------------------------------
Less distributions from:
   Net investment income ...............................      (0.44)      (0.39)      (0.29)      (0.13)     (0.19)     (0.22)
   Net realized gains ..................................      (0.35)      (0.24)         --          --         --         --
                                                           -------------------------------------------------------------------
Total distributions ....................................      (0.79)      (0.63)      (0.29)      (0.13)     (0.19)     (0.22)
                                                           -------------------------------------------------------------------
Redemption fees ........................................         -- g        -- g        -- g        -- g       -- g       --
                                                           -------------------------------------------------------------------
Net asset value, end of year ...........................   $  13.55    $  13.30    $  12.71    $  12.46    $ 11.63    $ 10.89
                                                           ===================================================================

Total return d .........................................       7.91%       9.73%       4.37%       8.27%      8.56%      8.79%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f ....       0.93%       0.94%       0.98%       1.07%      1.10%      1.16%
Expenses net of waiver and payments by affiliates f ....       0.74%       0.75%       0.94%       1.07%      1.10%      1.16%
Net investment income c ................................       3.27%       2.84%       2.06%       2.15%      1.75%      1.96%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................   $ 25,476    $ 14,490    $ 14,112    $ 12,199    $ 8,370    $ 5,718
Portfolio turnover rate ................................       8.11%      11.08%       8.16%       2.63%      3.71%     18.03%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.68% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period August 1, 2004 to December 31, 2004.





CONSERVATIVE TARGET FUND

                                                                            -------------------------------------
                                                                                 YEAR ENDED         PERIOD ENDED
                                                                                 DECEMBER 31,       DECEMBER 31,
ADVISOR CLASS                                                                 2007        2006         2005 h
                                                                            -------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................................   $ 13.31     $ 12.72       $ 12.81
                                                                            -------------------------------------
Income from investment operations a:
   Net investment income b,c ............................................      0.53        0.45          0.07
   Net realized and unrealized gains (losses) ...........................      0.58        0.83          0.02
                                                                            -------------------------------------
Total from investment operations ........................................      1.11        1.28          0.09
                                                                            -------------------------------------
Less distributions from:

   Net investment income ................................................     (0.50)      (0.45)        (0.18)
   Net realized gains ...................................................     (0.35)      (0.24)           --
                                                                            -------------------------------------
Total distributions .....................................................     (0.85)      (0.69)        (0.18)
                                                                            -------------------------------------
Redemption fees .........................................................        -- g        -- g          -- g
                                                                            -------------------------------------
Net asset value, end of year ............................................   $ 13.57     $ 13.31       $ 12.72
                                                                            =====================================

Total return d ..........................................................      8.48%      10.28%         0.68%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f .....................      0.43%       0.44%         0.48%
Expenses net of waiver and payments by affiliates f .....................      0.24%       0.25%         0.44%
Net investment income c .................................................      3.77%       3.34%         2.56%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .........................................   $ 3,536     $ 1,726       $   753
Portfolio turnover rate .................................................      8.11%      11.08%         8.16%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.68% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period December 1, 2005 (effective date) to December 31, 2005.





MODERATE TARGET FUND

                                                         ---------------------------------------------------------------------------
                                                                                                                    YEAR ENDED
                                                              YEAR ENDED DECEMBER 31,                                JULY 31,
CLASS A                                                       2007         2006         2005        2004 h        2004         2003
                                                         ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $   14.03    $   13.14    $   12.69    $   11.65    $   10.64    $    9.83
                                                         ---------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b,c .........................        0.43         0.35         0.25         0.12         0.20         0.19
   Net realized and unrealized gains (losses) ........        0.87         1.15         0.50         1.05         1.00         0.81
                                                         ---------------------------------------------------------------------------
Total from investment operations .....................        1.30         1.50         0.75         1.17         1.20         1.00
                                                         ---------------------------------------------------------------------------
Less distributions from:
   Net investment income .............................       (0.43)       (0.38)       (0.30)       (0.13)       (0.19)       (0.19)
   Net realized gains ................................       (0.55)       (0.23)          --           --           --           --
                                                         ---------------------------------------------------------------------------
Total distributions ..................................       (0.98)       (0.61)       (0.30)       (0.13)       (0.19)       (0.19)
                                                         ---------------------------------------------------------------------------
Redemption fees ......................................          -- g         -- g         -- g         -- g         -- g         --
                                                         ---------------------------------------------------------------------------
Net asset value, end of year .........................   $   14.35    $   14.03    $   13.14    $   12.69    $   11.65    $   10.64
                                                         ===========================================================================

Total return d .......................................        9.40%       11.57%        5.94%       10.14%       11.18%       10.47%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f ..        0.68%        0.70%        0.74%        0.81%        0.89%        0.98%
Expenses net of waiver and payments by affiliates f ..        0.50%        0.50%        0.69%        0.81%        0.89%        0.98%
Net investment income c ..............................        2.92%        2.56%        1.93%        2.32%        1.75%        1.89%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $ 491,451    $ 401,392    $ 316,754    $ 281,033    $ 219,273    $ 121,617
Portfolio turnover rate ..............................       10.29%        9.40%       10.59%        2.78%        4.13%       15.90%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.75% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period August 1, 2004 to December 31, 2004.





MODERATE TARGET FUND

                                                                   ------------------------------------------------------------
                                                                                                                  PERIOD ENDED
                                                                              YEAR ENDED DECEMBER 31,               JULY 31,
CLASS B                                                                 2007        2006        2005     2004 h       2004 i
                                                                   ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ............................    $  13.99    $  13.10    $  12.66    $ 11.62      $ 11.62
                                                                   ------------------------------------------------------------
Income from investment operations a:
   Net investment income b,c ..................................        0.31        0.24        0.15       0.09         0.05
   Net realized and unrealized gains (losses) .................        0.88        1.15        0.50       1.03         0.09
                                                                   ------------------------------------------------------------
Total from investment operations ..............................        1.19        1.39        0.65       1.12         0.14
                                                                   ------------------------------------------------------------
Less distributions from:
   Net investment income ......................................       (0.32)      (0.27)      (0.21)     (0.08)       (0.14)
   Net realized gains .........................................       (0.55)      (0.23)         --         --           --
                                                                   ------------------------------------------------------------
Total distributions ...........................................       (0.87)      (0.50)      (0.21)     (0.08)       (0.14)
Redemption fees ...............................................          -- g        -- g        -- g       -- g         -- g
                                                                   ------------------------------------------------------------
Net asset value, end of year ..................................    $  14.31    $  13.99    $  13.10    $ 12.66      $ 11.62
                                                                   ============================================================

Total return d ................................................        8.61%      10.70%       5.18%      9.77%        1.18%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f ...........        1.43%       1.45%       1.49%      1.56%        1.64%
Expenses net of waiver and payments by affiliates f ...........        1.25%       1.25%       1.44%      1.56%        1.64%
Net investment income c .......................................        2.17%       1.81%       1.18%      1.57%        1.00%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...............................    $ 12,445    $ 11,533    $ 10,170    $ 8,700      $ 5,417
Portfolio turnover rate .......................................       10.29%       9.40%      10.59%      2.78%        4.13%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.75% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period August 1, 2004 to December 31, 2004.

i For the period December 1, 2003 (effective date) to July 31, 2004.





MODERATE TARGET FUND

                                                              --------------------------------------------------------------------
                                                                                                                  YEAR ENDED
                                                                         YEAR ENDED DECEMBER 31,                    JULY 31,
CLASS C                                                            2007        2006        2005      2004 h       2004       2003
                                                              --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $   13.81   $   12.94   $   12.50   $   11.47   $  10.48   $   9.69
                                                              --------------------------------------------------------------------
Income from investment operations a:
   Net investment income b,c ..............................        0.31        0.24        0.15        0.08       0.12       0.11
   Net realized and unrealized gains (losses) .............        0.87        1.13        0.50        1.03       0.98       0.80
                                                              --------------------------------------------------------------------
Total from investment operations ..........................        1.18        1.37        0.65        1.11       1.10       0.91
                                                              --------------------------------------------------------------------
Less distributions from:
   Net investment income ..................................       (0.33)      (0.27)      (0.21)      (0.08)     (0.11)     (0.12)
   Net realized gains .....................................       (0.55)      (0.23)         --          --         --         --
                                                              --------------------------------------------------------------------
Total distributions .......................................       (0.88)      (0.50)      (0.21)      (0.08)     (0.11)     (0.12)
                                                              --------------------------------------------------------------------
Redemption fees ...........................................          -- g        -- g        -- g        -- g       -- g       --
                                                              --------------------------------------------------------------------
Net asset value, end of year ..............................   $   14.11   $   13.81   $   12.94   $   12.50   $  11.47   $  10.48
                                                              ====================================================================

Total return d ............................................        8.61%      10.72%       5.25%       9.75%     10.39%      9.50%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f .......        1.43%       1.45%       1.48%       1.56%      1.64%      1.73%
Expenses net of waiver and payments by affiliates f .......        1.25%       1.25%       1.43%       1.56%      1.64%      1.73%
Net investment income c ...................................        2.17%       1.81%       1.19%       1.57%      1.00%      1.14%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................   $ 160,563   $ 134,465   $ 112,294   $ 105,966   $ 90,988   $ 56,341
Portfolio turnover rate ...................................       10.29%       9.40%     10.59%        2.78%      4.13%     15.90%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.75% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period August 1, 2004 to December 31, 2004.





MODERATE TARGET FUND

                                                            ---------------------------------------------------------------------
                                                                                                                YEAR ENDED
                                                                      YEAR ENDED DECEMBER 31,                    JULY 31,
CLASS R                                                       2007        2006        2005       2004 h       2004        2003
                                                            ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................   $  14.00    $  13.11    $  12.66    $  11.62    $  10.62    $   9.82
                                                            ---------------------------------------------------------------------
Income from investment operations a:
   Net investment income b,c ............................       0.39        0.31        0.21        0.11        0.18        0.13
   Net realized and unrealized gains (losses) ...........       0.88        1.15        0.51        1.04        0.98        0.85
                                                            ---------------------------------------------------------------------
Total from investment operations ........................       1.27        1.46        0.72        1.15        1.16        0.98
                                                            ---------------------------------------------------------------------
Less distributions from:
   Net investment income ................................      (0.40)      (0.34)      (0.27)      (0.11)      (0.16)      (0.18)
   Net realized gains ...................................      (0.55)      (0.23)         --          --          --          --
                                                            ---------------------------------------------------------------------
Total distributions .....................................      (0.95)      (0.57)      (0.27)      (0.11)      (0.16)      (0.18)
                                                            ---------------------------------------------------------------------
Redemption fees .........................................         -- g        -- g        -- g        -- g        -- g        --
                                                            ---------------------------------------------------------------------
Net asset value, end of year ............................   $  14.32    $  14.00    $  13.11    $  12.66    $  11.62    $  10.62
                                                            =====================================================================

Total return d ..........................................       9.16%      11.27%       5.73%       9.92%      10.95%      10.10%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f .....       0.93%       0.95%       0.99%       1.06%       1.14%       1.23%
Expenses net of waiver and payments by affiliates f .....       0.75%       0.75%       0.94%       1.06%       1.14%       1.23%
Net investment income c .................................       2.67%       2.31%       1.68%       2.07%       1.50%       1.64%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................   $ 40,102    $ 31,719    $ 30,403    $ 25,162    $ 17,161    $ 10,989
Portfolio turnover rate .................................      10.29%       9.40%      10.59%       2.78%       4.13%      15.90%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.75% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period August 1, 2004 to December 31, 2004.





MODERATE TARGET FUND

                                                            -----------------------------------
                                                                YEAR ENDED        PERIOD ENDED
                                                               DECEMBER 31,       DECEMBER 31,
ADVISOR CLASS                                                2007       2006        2005 h
                                                            -----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................   $ 14.03    $ 13.15      $  13.23
                                                            -----------------------------------
Income from investment operations a:
   Net investment income b,c ............................      0.46       0.40          0.08
   Net realized and unrealized gains (losses) ...........      0.88       1.13          0.02
                                                            -----------------------------------
Total from investment operations ........................      1.34       1.53          0.10
                                                            -----------------------------------
Less distributions from:
   Net investment income ................................     (0.47)     (0.42)        (0.18)
   Net realized gains ...................................     (0.55)     (0.23)           --
                                                            -----------------------------------
Total distributions .....................................     (1.02)     (0.65)        (0.18)
                                                            -----------------------------------
Redemption fees .........................................        -- g       -- g          -- g
                                                            -----------------------------------
Net asset value, end of year ............................   $ 14.35    $ 14.03      $  13.15
                                                            ===================================

Total return d ..........................................      9.66%     11.87%         0.68%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f .....      0.43%      0.45%         0.49%
Expenses net of waiver and payments by affiliates f .....      0.25%      0.25%         0.44%
Net investment income c .................................      3.17%      2.81%         2.18%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................   $ 9,699    $ 7,071      $  3,890
Portfolio turnover rate .................................     10.29%      9.40%        10.59%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.75% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period December 1, 2005 (effective date) to December 31, 2005.





GROWTH TARGET FUND

                                                             ----------------------------------------------------------------------
                                                                                                                    YEAR ENDED
                                                                        YEAR ENDED DECEMBER 31,                      JULY 31,
CLASS A                                                          2007         2006         2005       2004 h      2004       2003
                                                             ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................    $  15.63     $  14.10    $  13.17    $  11.83    $  10.46     $  9.47
                                                             ----------------------------------------------------------------------
Income from investment operations a:
   Net investment income b,c ............................        0.32         0.24        0.14        0.09        0.11        0.08
   Net realized and unrealized gains (losses) ...........        1.31         1.73        0.96        1.33        1.36        1.01
                                                             ----------------------------------------------------------------------
Total from investment operations ........................        1.63         1.97        1.10        1.42        1.47        1.09
                                                             ----------------------------------------------------------------------
Less distributions from:
   Net investment income and short term gains
   received from Underlying Funds .......................       (0.32)       (0.32)      (0.17)      (0.08)      (0.10)      (0.10)
   Net realized gains ...................................       (0.77)       (0.12)         --          --          --          --
                                                             ----------------------------------------------------------------------
Total distributions .....................................       (1.09)       (0.44)      (0.17)      (0.08)      (0.10)      (0.10)
                                                             ----------------------------------------------------------------------
Redemption fees .........................................          -- g         -- g        -- g        -- g        -- g        --
                                                             ----------------------------------------------------------------------
Net asset value, end of year ............................    $  16.17     $  15.63    $  14.10    $  13.17    $  11.83     $ 10.46
                                                             ======================================================================

Total return d ..........................................       10.58%       13.90%       8.47%      12.04%      14.04%      11.64%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f .....        0.74%        0.75%       0.79%       0.85%       0.83%       0.92%
Expenses net of waiver and payments by affiliates f .....        0.50%        0.50%       0.72%       0.85%       0.83%       0.92%
Net investment income c .................................        1.93%        1.59%       1.07%       1.72%       0.91%       0.84%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................    $394,689     $319,521    $230,686    $202,560    $165,500     $99,432
Portfolio turnover rate .................................       10.36%        9.31%      10.50%       3.98%       3.46%      21.87%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.83% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period August 1, 2004 to December 31, 2004.





GROWTH TARGET FUND

                                                                     ---------------------------------------------------------
                                                                                                                 PERIOD ENDED
                                                                          YEAR ENDED DECEMBER 31,                  JULY 31,
CLASS B                                                                2007       2006       2005       2004 h    2004 i
                                                                     ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................   $ 15.45    $ 13.97    $ 13.09    $ 11.75       $ 11.80
                                                                     ---------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b,c ..............................      0.17       0.12       0.04       0.06         (0.02)
   Net realized and unrealized gains (losses) ....................      1.31       1.72       0.96       1.32          0.09
                                                                     ---------------------------------------------------------
Total from investment operations .................................      1.48       1.84       1.00       1.38          0.07
                                                                     ---------------------------------------------------------
Less distributions from:
   Net investment income and short term gains received from
     Underlying Funds ............................................     (0.25)     (0.24)     (0.12)     (0.04)        (0.12)
   Net realized gains ............................................     (0.77)     (0.12)        --         --            --
                                                                     ---------------------------------------------------------
Total distributions ..............................................     (1.02)     (0.36)     (0.12)     (0.04)        (0.12)
                                                                     ---------------------------------------------------------
Redemption fees ..................................................        -- g       -- g       -- g       -- g          -- g
                                                                     ---------------------------------------------------------
Net asset value, end of year .....................................   $ 15.91    $ 15.45    $ 13.97    $ 13.09       $ 11.75
                                                                     =========================================================

Total return d ...................................................      9.76%     13.06%      7.63%     11.76%         0.56%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f ..............      1.49%      1.50%      1.54%      1.60%         1.58%
Expenses net of waiver and payments by affiliates f ..............      1.25%      1.25%      1.47%      1.60%         1.58%
Net investment income c ..........................................      1.18%      0.84%      0.32%      0.97%         0.16%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................................   $ 8,292    $ 8,195    $ 6,468    $ 5,343       $ 3,178
Portfolio turnover rate ..........................................     10.36%      9.31%     10.50%      3.98%         3.46%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.83% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period August 1, 2004 to December 31, 2004.

i For the period December 1, 2003 (effective date) to July 31, 2004.





GROWTH TARGET FUND

                                                              ----------------------------------------------------------------------
                                                                                                                    YEAR ENDED
                                                                          YEAR ENDED DECEMBER 31,                     JULY 31,
CLASS C                                                            2007         2006        2005        2004 h      2004       2003
                                                              ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $   15.44    $   13.97    $  13.09    $  11.72    $  10.38   $   9.40
                                                              ----------------------------------------------------------------------
Income from investment operations a:
   Net investment income b,c ..............................        0.19         0.13        0.04        0.05        0.02       0.01
   Net realized and unrealized gains (losses) .............        1.29         1.70        0.96        1.32        1.35       1.00
                                                              ----------------------------------------------------------------------
Total from investment operations ..........................        1.48         1.83        1.00        1.37        1.37       1.01
                                                              ----------------------------------------------------------------------
Less distributions from:
   Net investment income and short term gains received
     from Underlying Funds ................................       (0.25)       (0.24)      (0.12)         --       (0.03)     (0.03)
   Net realized gains .....................................       (0.77)       (0.12)         --          --          --         --
                                                              ----------------------------------------------------------------------
Total distributions .......................................       (1.02)       (0.36)      (0.12)         --       (0.03)     (0.03)
                                                              ----------------------------------------------------------------------
Redemption fees ...........................................          -- g         -- g        -- g        -- g        -- g       --
                                                              ----------------------------------------------------------------------
Net asset value, end of year ..............................   $   15.90    $   15.44    $  13.97    $  13.09    $  11.72   $  10.38
                                                              ======================================================================
Total return d ............................................        9.72%       13.08%       7.63%      11.69%      13.18%     10.74%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f .......        1.49%        1.50%       1.54%       1.60%       1.58%      1.67%
Expenses net of waiver and payments by affiliates f .......        1.25%        1.25%       1.47%       1.60%       1.58%      1.67%
Net investment income c ...................................        1.18%        0.84%       0.32%       0.97%       0.16%      0.09%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................   $ 145,218    $ 122,156    $ 88,986    $ 73,816    $ 61,179   $ 40,829
Portfolio turnover rate ...................................       10.36%        9.31%      10.50%       3.98%       3.46%     21.87%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.83% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period August 1, 2004 to December 31, 2004.





GROWTH TARGET FUND

                                                            ----------------------------------------------------------------------
                                                                                                                 YEAR ENDED
                                                                       YEAR ENDED DECEMBER 31,                    JULY 31,
CLASS R                                                        2007         2006        2005      2004 h       2004       2003
                                                            ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout the year)
Net asset value, beginning of year ......................   $    15.52   $   14.02   $   13.11   $  11.76   $   10.40   $   9.46
                                                            ----------------------------------------------------------------------
Income from investment operations a:
   Net investment income b,c ............................         0.29        0.20        0.11       0.08        0.08       0.05
   Net realized and unrealized gains (losses) ...........         1.28        1.71        0.95       1.33        1.36       1.00
                                                            ----------------------------------------------------------------------
Total from investment operations ........................         1.57        1.91        1.06       1.41        1.44       1.05
                                                            ----------------------------------------------------------------------
Less distributions from:
   Net investment income and short term gains received
     from Underlying Funds ..............................        (0.30)      (0.29)      (0.15)     (0.06)      (0.08)     (0.11)
   Net realized gains ...................................        (0.77)      (0.12)         --         --          --         --
                                                            ----------------------------------------------------------------------
Total distributions .....................................        (1.07)      (0.41)      (0.15)     (0.06)      (0.08)     (0.11)
                                                            ----------------------------------------------------------------------
Redemption fees .........................................           -- g        -- g        -- g       -- g        -- g       --
                                                            ----------------------------------------------------------------------
Net asset value, end of year ............................   $    16.02   $   15.52   $   14.02   $  13.11   $   11.76   $  10.40
                                                            ======================================================================

Total return d ..........................................        10.31%      13.65%       8.10%     12.00%      13.89%     11.11%
RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f .....         0.99%       1.00%       1.04%      1.10%       1.08%      1.17%
Expenses net of waiver and payments by affiliates f .....         0.75%       0.75%       0.97%      1.10%       1.08%      1.17%
Net investment income c .................................         1.68%       1.34%       0.82%      1.47%       0.66%      0.59%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................   $   36,757   $  26,215   $  19,461   $ 15,206   $  11,714   $  5,567
Portfolio turnover rate .................................        10.36%       9.31%      10.50%      3.98%       3.46%     21.87%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.83% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period August 1, 2004 to December 31, 2004.





GROWTH TARGET FUND

                                                                                      ------------------------------------
                                                                                         YEAR ENDED         PERIOD ENDED
                                                                                          DECEMBER 31,      DECEMBER 31,
ADVISOR CLASS                                                                            2007       2006        2005 h
                                                                                      ------------------------------------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout the year)
Net asset value, beginning of year ................................................   $  15.64   $  14.10      $ 14.18
                                                                                      ------------------------------------
Income from investment operations a:
   Net investment income b,c ......................................................       0.38       0.29         0.11
   Net realized and unrealized gains (losses) .....................................       1.29       1.72        (0.03)
                                                                                      ------------------------------------
Total from investment operations ..................................................       1.67       2.01         0.08
                                                                                      ------------------------------------
Less distributions from:
   Net investment income and short term gains received from Underlying Funds ......      (0.35)     (0.35)       (0.16)
   Net realized gains .............................................................      (0.77)     (0.12)          --
                                                                                      ------------------------------------
Total distributions ...............................................................      (1.12)     (0.47)       (0.16)
                                                                                      ------------------------------------
Redemption fees ...................................................................         -- g       -- g         -- g
                                                                                      ------------------------------------
Net asset value, end of year ......................................................   $  16.19   $  15.64      $ 14.10
                                                                                      ====================================
Total return d ....................................................................      10.80%     14.26%        0.54%
RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f ...............................       0.49%      0.50%        0.54%
Expenses net of waiver and payments by affiliates f ...............................       0.25%      0.25%        0.47%
Net investment income c ...........................................................       2.18%      1.84%        1.32%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................................   $  9,917   $  5,593      $ 3,320
Portfolio turnover rate ...........................................................      10.36%      9.31%       10.50%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.83% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period December 1, 2005 (effective date) to December 31, 2005.





YOUR ACCOUNT

The board of trustees has approved the termination of offering Class B shares. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. New or additional investments into Class B are not permitted. For Class B shares outstanding on February 28, 2005 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including the associated Rule 12b-1 fee, contingent deferred sales charge and conversion features, will continue.

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. Investors may purchase Class C or Class R shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Investors who have not appointed an investment representative (financial advisor) to existing Class C or Class R share Fund accounts, may not make additional purchases to those accounts but may exchange their shares to a Franklin Templeton fund that offers Class C or Class R shares. Dividend and capital gain distributions may continue to be reinvested in existing Class B, Class C or Class R share Fund accounts. These provisions do not apply to Employer Sponsored Retirement Plans.


     CLASS A         CLASS C        CLASS R         ADVISOR CLASS
     ----------------------------------------------------------------
     o  Initial      o  No          o  No           o  See
        sales           initial        initial         "Qualified
        charge of       sales          sales           Investors -
        5.75% or        charge         charge          Advisor
        less                                           Class" below.


     o  Deferred     o  Deferred    o  Deferred
        sales           sales          sales
        charge of       charge of      charge is
        1% on           1% on          not
        purchases       shares you     applicable
        of $1           sell
        million or      within 12
        more sold       months
        within 18
        months

     o  Lower        o  Higher      o  Higher
        annual          annual         annual
        expenses        expenses       expenses
        than Class      than Class     than Class
        C or R due      A due to       A due to
        to lower        higher         higher
        distribution    distribution   distribution
        fees            fees           fees (lower
                                       than Class
                                       C)

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments and the Franklin Mutual Recovery Fund. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.
[End callout]

CLASS A, B, C & R

SALES CHARGES - CLASS A

                              THE SALES CHARGE
                              MAKES UP THIS %    WHICH EQUALS THIS
WHEN YOU INVEST THIS AMOUNT   OF THE OFFERING      % OF YOUR NET
                                   PRICE*           INVESTMENT*
--------------------------------------------------------------------
Under $50,000                       5.75               6.10
$50,000 but under $100,000          4.50               4.71
$100,000 but under $250,000         3.50               3.63
$250,000 but under $500,000         2.50               2.56
$500,000 but under $1               2.00               2.04
million

*The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

SALES CHARGE REDUCTIONS AND WAIVERS

QUANTITY DISCOUNTS. We offer two ways for you to combine your current purchase of Class A Fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This quantity discount information is also available free of charge at www.franklintempleton.com/ retail/jsp_cm/fund_perf/pub/quantity_discount.jsp. This web page can also be reached at franklintempleton.com by clicking the "Funds & Performance" tab and then choosing "Quantity Discounts."


From May 1, 2008 to September 30, 2008, the cumulative quantity discount and letter of intent policies are as follows:


1. CUMULATIVE QUANTITY DISCOUNT - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are shares:

(i) Registered to (or held for):

o     You, individually;

o     Your spouse or domestic partner, as recognized by applicable state law;

o     You jointly with your spouse or domestic partner;

o You jointly with another unrelated (not a spouse or domestic partner) person if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person's separate investments in Franklin Templeton fund shares;

o A trustee/custodian of a Coverdell Education Savings account for which you are the identified responsible person on the records of the "current purchase broker-dealer" (as defined below) or its affiliate;

o A trustee/custodian of your IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b), if the shares are registered with the Fund (or in the current purchase broker-dealer's brokerage account) under your Social Security number or the trustee/custodian is providing IRA custody services for clients of the current purchase broker-dealer as an affiliate of, or under contract with, the firm; or

o Any entity over which you or your spouse or domestic partner have individual or shared authority, as principal, to buy and sell shares for the account (for example, an UGMA/UTMA account for a child on which you or your spouse or domestic partner are the custodian, a trust on which you or your spouse or domestic partner are the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of your spouse or domestic partner] on which you [or your spouse or domestic partner] are the authorized signer); THAT ARE

(ii) in one or more accounts maintained by the transfer agent for the Franklin Templeton funds on which your "current purchase broker-dealer" (as defined below) is the broker-dealer of record or one or more brokerage accounts maintained with your "current purchase broker-dealer." Your current purchase broker-dealer is the broker-dealer (financial advisor) for the Fund account (or brokerage account) that will hold the shares from your current purchase. If you do not select a broker-dealer (financial advisor) for your current purchase, we will consider the distributor of the Fund's shares to be your current purchase broker-dealer for purposes of identifying cumulative quantity discount eligible shares that might be combined with your current purchase.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. You should retain any records necessary to substantiate historical share costs because your current purchase broker-dealer may not have or maintain this information.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your current purchase broker-dealer at the time of your current purchase or any future purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available.

Franklin Templeton fund shares held as follows cannot be combined with your current purchase for purposes of the cumulative quantity discount:

o Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer's brokerage account or with a bank, an insurance company separate account or an investment advisor); or

o Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan); or

o  Shares held in a 529 college savings plan; or

o Shares held directly in a Franklin Templeton fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

2. LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative quantity discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. Please refer to the SAI for more LOI details.

To sign up for these programs, complete the appropriate section of your account application.


Effective October 1, 2008, the cumulative quantity discount and letter of intent policies are as follows:

1. CUMULATIVE QUANTITY DISCOUNT - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are Franklin Templeton fund shares registered to (or held by a financial intermediary for):

o     You, individually;

o Your spouse or domestic partner, as recognized by applicable state law, and your children under the age of 21 (each a "Family Member");

o     You jointly with one or more Family Members;

o You jointly with another person(s) who is(are) not Family Members if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person's separate investments in Franklin Templeton fund shares;

o A trustee/custodian of a Coverdell Education Savings account for which you or a Family Member is the identified responsible person;

o A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b), if the shares are registered/recorded under yours or a Family Member's Social Security number;

o A 529 college savings plan over which you or a Family Member has investment discretion and control;

o Any entity over which you or a Family Member has (have) individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a Family Member is the custodian, a trust on which you or a Family Member is the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of a Family Member] on which you or a Family Member is the authorized signer);
o     A trust established by you or a Family Member as grantor.

Franklin Templeton fund shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement plan such as a 401(k) plan (see definition below) do not qualify for a cumulative quantity discount.

Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint (for example, shares held in a different broker-dealer's brokerage account or with a bank or an investment advisor), it is your responsibility to specifically identify those shares to your financial adviser at the time of your purchase (including at the time of any future purchase). If you have not designated a financial adviser associated with your Franklin Templeton fund shares, it is your responsibility to specifically identify any cumulative quantity discount eligible shares to the Fund's transfer agent at the time of any purchase.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your financial adviser or the Franklin Templeton funds' transfer agent at the time of any purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available since your financial adviser and the Fund generally will not have that information.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. It is your responsibility to retain any records necessary to substantiate historical share costs because neither your current financial adviser nor the Franklin Templeton funds may have or maintain this information.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

2. LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative Quantity Discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. It is your responsibility to tell your financial adviser when you believe you have fulfilled your LOI with sufficient cumulative quantity discount eligible shares. If you have not designated a financial adviser associated with your Franklin Templeton fund shares, it is your responsibility to tell the Funds' transfer agent when you believe you have fulfilled your LOI with sufficient cumulative quantity discount eligible shares. Please refer to the SAI for more LOI details.

To sign up for these programs, complete the appropriate section of your account application.


SALES CHARGE WAIVERS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by certain investors or for certain payments. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the SAI.

INVESTMENTS OF $1 MILLION OR MORE


If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, there is a 1% CDSC on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see "Contingent Deferred Sales Charge
(CDSC) - Class A, B & C" below).


DISTRIBUTION AND SERVICE (12B-1) FEES

Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution fees of up to 0.25% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES
WITHIN THIS MANY YEARS AFTER    THIS % IS DEDUCTED FROM
BUYING THEM                     YOUR PROCEEDS AS A CDSC
--------------------------------------------------------
1 Year                                    4
2 Years                                   4
3 Years                                   3
4 Years                                   3
5 Years                                   2
6 Years                                   1
7 Years                                   0


There is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see "Contingent Deferred Sales Charge (CDSC) - Class A, B & C" below). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.


DISTRIBUTION AND SERVICE (12B-1) FEES

Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 1% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.

CDSC


There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see "Contingent Deferred Sales Charge (CDSC) - Class A, B & C" below).


DISTRIBUTION AND SERVICE (12B-1) FEES

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 1% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS R

With Class R shares, there is no initial sales charge.

RETIREMENT PLANS

Class R shares are available to the following investors:

o  Employer Sponsored Retirement Plans

o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code

o Health Reimbursement Accounts and Health Savings Accounts, either as a direct investment or as a separate or managed account.

DISTRIBUTION AND SERVICE (12B-1) FEES

Class R has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 0.50% per year for the sale of Class R shares and for services provided to shareholders. Because these fees are paid out of Class R's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]


To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see "Exchanging Shares").


REINSTATEMENT PRIVILEGE

If you sell shares of a Franklin Templeton fund that were held indirectly for your benefit in an account with your investment representative's firm or your bank's trust department or that were registered to you directly by the Fund's transfer agent (or, to an affiliated custodian or trustee of the Fund's transfer agent), you may reinvest all or a portion of the proceeds from that sale within 90 days of the sale without an initial sales charge. This Reinstatement Privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or
(ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through an Employer Sponsored Retirement Plan that is not a DCS Plan or a non-Franklin Templeton individual or employer sponsored IRA.

In order to take advantage of this Reinstatement Privilege, you must inform your investment representative or the Fund's transfer agent of this privilege at the time of your investment. The proceeds from the earlier sale must also be invested within the same share class as that of the sold shares, except proceeds will be reinvested in Class A shares if the proceeds are from the sale of (i) Class B shares; or (ii) Class C shares or Class R shares if at the time of investment you have not appointed an investment representative (financial advisor) of record for the Fund account(s) in which the purchased shares will be held. Proceeds from the earlier sale of Class Z shares may also be invested in Class A shares under this Reinstatement Privilege.

If you paid a CDSC when you sold your Class A or C shares, we will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment (for example, if you are reinvesting $10,000 within 90 days of an earlier $10,000 sale on which you paid a $100 CDSC, the amount of your reinvestment will equal $10,100). The new shares issued with your reinvestment WILL BE subject to any otherwise applicable CDSC. If, however, you (except Employer Sponsored Retirement Plans) paid a CDSC when you sold (1) Class B shares; or (2) Class C shares held at the time of sale in a Franklin Templeton fund account without an investment representative (financial advisor) appointed by you and invest the proceeds from that sale in Class A shares within 90 days of the sale, you will not be credited with any CDSC paid at the time of sale. In this case, the new Class A shares issued with your reinvestment WILL NOT BE subject to any otherwise applicable CDSC.

Proceeds immediately placed in a Franklin Templeton Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 90 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level recordkeeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level recordkeeping related to those DCS services.

QUALIFIED INVESTORS - ADVISOR CLASS

The following investors or investments may qualify to buy Advisor Class shares of the Funds:


o Shares acquired by a financial intermediary that has entered into an agreement with Distributors authorizing the sale of Fund shares, in connection with its mutual fund trading platform, that the intermediary holds, directly or indirectly, on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with any broker-dealer, trust company, registered investment adviser, or investment adviser with assets under management in excess of $100 million that is exempt from federal registration, that is not an affiliate or associated person of the financial intermediary. Minimum initial investment: $50,000 for individual or multiple clients.

o Shares acquired by a financial intermediary that the intermediary holds on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares. No minimum initial investment.


o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.


o Current and former officers, trustees, directors, full-time employees (and, in each case, their family members) of both Franklin Templeton Investments and Franklin Templeton funds, consistent with our then-current policies. Minimum initial investment: $100 ($50 for accounts with an automatic investment plan).


o  Assets held in accounts managed by a subsidiary of Franklin Resources,
   Inc.: (1) under an advisory agreement (including sub-advisory agreements); and/or (2) as Trustee of an inter vivos or testamentary trust.

o Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if
   (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.


o An Employer Sponsored Retirement Plan (Plan) with Plan assets of $1 million or more that is not an Existing DCS Plan. An "Employer Sponsored Retirement Plan" includes (a) an employer sponsored pension or profit sharing plan that qualifies (Qualified Plan) under section 401(a) of the Internal Revenue Code (Code), including Code section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA covered 403(b); and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. An "Existing DCS Plan" is an Employer Sponsored Retirement Plan that has contracted on or before May 1, 2006 for participant level recordkeeping with an affiliate of Distributors (the Recordkeeping Affiliate) or with the entity identified in the Recordkeeping Affiliate's small business plan promotional materials. An Existing DCS Plan became eligible to purchase Advisor Class shares on May 1, 2007.


o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code, provided that Distributors or an affiliate of Distributors has entered into a contract with the state sponsor of the program to provide certain services relating to the operation of the program. No initial minimum investment.

o An individual or entity associated with a current customer of Franklin Templeton Institutional, LLC (FTI, LLC) if approved by FTI, LLC in consultation with its customer.


o Unaffiliated U.S. registered mutual funds, including those that operate as "fund of funds." Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Assets held in accounts under the recommendation of an investment consultant provided that (1) assets are held with a firm unaffiliated with the investment consultant's firm; (2) the investment consultant is under a retainer or other similar fee arrangement with its clients; (3) the client is not an individual; and (4) a subsidiary of Franklin Resources, Inc. approves the investment.



BUYING SHARES


MINIMUM INVESTMENTS - CLASS A, C & R
-----------------------------------------------------
                                        INITIAL
-----------------------------------------------------
Regular accounts                        $1,000
-----------------------------------------------------
Automatic investment plans              $50
-----------------------------------------------------
UGMA/UTMA accounts                      $100
-----------------------------------------------------
Employer Sponsored Retirement Plans,    no minimum
SIMPLE-IRAs, SEP-IRAs, SARSEPs or
403(b) plan accounts
-----------------------------------------------------
IRAs, IRA rollovers, Coverdell
Education Savings Plans or Roth IRAs    $250
-----------------------------------------------------
Broker-dealer sponsored wrap account
programs                                no minimum
-----------------------------------------------------
Current and former full-time            $100
employees, officers, trustees and
directors of Franklin Templeton
entities, and their family members
-----------------------------------------------------


Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.

ACCOUNT APPLICATION


If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services"). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.

BUYING SHARES
----------------------------------------------------------------------
                   OPENING AN ACCOUNT        ADDING TO AN ACCOUNT
----------------------------------------------------------------------
THROUGH YOUR       Contact your investment   Contact your investment
INVESTMENT         representative            representative
REPRESENTATIVE
----------------------------------------------------------------------
                   If you have another       Before requesting a
BY PHONE/ONLINE    Franklin Templeton fund   telephone or online
                   account with your bank    purchase into an
(Up to $100,000    account information on    existing account,
per shareholder    file, you may open a new  please make sure we
per day)           account by phone. At      have your bank account
                   this time, a new account  information on file. If
1-800/632-2301     may not be opened online. we do not have this
                                             information, you will
franklintempleton. To make a same day        need to send written
com                investment, your phone    instructions with your
NOTE: (1) CERTAIN  order must be received    bank's name and address
ACCOUNT TYPES ARE  and accepted by us by     and a voided check or
NOT AVAILABLE FOR  1:00 p.m. Pacific time    savings account deposit
ONLINE ACCOUNT     or the close of the New   slip. If the bank and
ACCESS AND (2)     York Stock Exchange,      Fund accounts do not
THE AMOUNT MAY BE  whichever is earlier.     have at least one
HIGHER FOR                                   common owner, your
MEMBERS OF                                   written request must be
FRANKLIN                                     signed by ALL fund AND
TEMPLETON VIP                                bank account owners,
SERVICESTM.                                  and each individual
PLEASE SEE                                   must have his or her
"FRANKLIN                                    signature guaranteed.
TEMPLETON VIP
SERVICESTM" UNDER                            To make a same day
"INVESTOR                                    investment, your phone
SERVICES" FOR                                or online order must be
MORE INFORMATION                             received and accepted
REGARDING                                    by us by 1:00 p.m.
ELIGIBILITY.                                 Pacific time or the
                                             close of the New York
                                             Stock Exchange,
                                             whichever is earlier.
----------------------------------------------------------------------
                   Make your check payable   Make your check payable
                   to the Fund.              to the Fund. Include
BY MAIL                                      your account number on
                   Mail the check and your   the check.
                   signed application to
                   Investor Services.        Fill out the deposit
                                             slip from your account
                                             statement. If you do
                                             not have a slip,
                                             include a note with
                                             your name, the Fund
                                             name, and your  account
                                             number.

                                             Mail the check and
                                             deposit slip or note to
                                             Investor Services.
----------------------------------------------------------------------
                   Call to receive a wire    Call to receive a wire
                   control number and wire   control number and wire
                   instructions.             instructions.
BY WIRE
                   Wire the funds and mail   To make a same day wire
1-800/632-2301     your signed application   investment, the wired
(or                to Investor Services.     funds must be received
1-650/312-2000     Please include the wire   and accepted by us by
collect)           control number or your    1:00 p.m. Pacific time
                   new account number on     or the close of the New
                   the application.          York Stock Exchange,
                                             whichever is earlier.
                   To make a same day wire
                   investment, the wired
                   funds must be received
                   and accepted by us by
                   1:00 p.m. Pacific time
                   or the close of the New
                   York Stock Exchange,
                   whichever is earlier.
----------------------------------------------------------------------
                   Call Shareholder          Call Shareholder
                   Services at               Services at
BY EXCHANGE        1-800/632-2301, or send   1-800/632-2301, or send
                   signed written            signed written
                   instructions. You also    instructions. You also
franklintempleton. may place an online       may place an online
com                exchange order. The       exchange order.
                   automated telephone
                   system cannot be used to  (Please see "Exchanging
                   open a new account.       Shares" for more
                                             information on
                   (Please see "Exchanging   exchanges.)
                   Shares" for more
                   information on
                   exchanges.)
----------------------------------------------------------------------

                                      Franklin Templeton Investor Services
                                P.O. Box 997151, Sacramento, CA 95899-7151
                                            Call toll-free: 1-800/632-2301
              (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
                                        or visit us online 24 hours a day,
                                   7 days a week, at franklintempleton.com


INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN

This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION

You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

SHAREHOLDER SERVICES           1-800/632-2301
ADVISOR SERVICES               1-800/524-4040
RETIREMENT SERVICES            1-800/527-2020

DISTRIBUTION OPTIONS

You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

If you received a distribution and chose to return it to purchase additional shares in Class A shares of another Franklin Templeton fund, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.

[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. Advisor Class shareholders may reinvest in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must be a current shareholder in Advisor Class or otherwise qualify to buy that fund's Advisor Class shares. DCS Plans may direct distributions to Class A shares if Class R shares are not offered by that fund.

RETIREMENT PLANS

Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

FRANKLIN TEMPLETON VIP SERVICESTM

You may be eligible for Franklin Templeton VIP ServicesTM if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP ServicesTM shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and a Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud.
You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares

o  you want your proceeds paid to someone who is not a registered owner

o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect a Fund against potential claims based on the instructions received.


The amount may be higher for members of Franklin Templeton VIP ServicesTM. Please see "Franklin Templeton VIP ServicesTM" above for more information regarding eligibility.


SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency.

RETIREMENT PLANS

You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.



SELLING SHARES
------------------------------------------------------------------
                      TO SELL SOME OR ALL OF YOUR SHARES
------------------------------------------------------------------
THROUGH YOUR          Contact your investment representative
INVESTMENT
REPRESENTATIVE
------------------------------------------------------------------
                      Send written instructions and endorsed
BY MAIL               share certificates (if you hold share
                      certificates) to Investor Services.
                      Corporate, partnership or trust accounts may need to send additional documents.

                      Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                      A check will be mailed to the name(s) and
                      address on the account, or otherwise
                      according to your written instructions.
------------------------------------------------------------------
                      As long as your transaction is for
BY PHONE/ONLINE       $100,000 or less, you do not hold share
                      certificates and you have not changed your
1-800/632-2301        address by phone or online within the last
                      15 days, you can sell your shares by phone
franklintempleton.com or online. The amount may be higher for members of Franklin Templeton VIP
                      ServicesTM.  Please see "Franklin Templeton
                      VIP ServicesTM" above for more information regarding eligibility.

                      A check will be mailed to the name(s) and
                      address on the account, or a
                      pre-authorized secondary address. Written
                      instructions, with a signature guarantee,
                      are required to send the check to another
                      address or to make it payable to another
                      person.
------------------------------------------------------------------
                      You can call, write, or visit us online to
                      have redemption proceeds sent to a bank
                      account. See the policies at left for
BY ELECTRONIC FUNDS   selling shares by mail, phone, or online.
TRANSFER (ACH)
                      Before requesting to have redemption
                      proceeds sent to a bank account, please
                      make sure we have your bank account
                      information on file. If we do not have
                      this information, you will need to send
                      written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, you must provide written instructions signed by ALL fund AND bank account owners, and each individual must have his or her signature guaranteed.

                      If we receive your request in proper form
                      by 1:00 p.m. Pacific time, proceeds sent
                      by ACH generally will be available within
                      two to three business days.
------------------------------------------------------------------
                      Obtain a current prospectus for the fund
BY EXCHANGE           you are considering. Prospectuses are
                      available online at franklintempleton.com.

                      Call Shareholder Services at the number
                      below or send signed written instructions.
                      You also may place an exchange order
                      online. See the policies at left for
                      selling shares by mail, phone, or online.

                      If you hold share certificates, you will
                      need to return them to the Fund before
                      your exchange can be processed.
------------------------------------------------------------------

      Franklin Templeton Investor Services
      P.O. Box 997151, Sacramento, CA 95899-7151
      Call toll-free: 1-800/632-2301
      (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time) or visit us online 24 hours a day, 7 days a week, at franklintempleton.com


EXCHANGING SHARES

EXCHANGE PRIVILEGE

CLASS A, B, C & R

You can exchange shares between most Franklin Templeton funds within the same class,* generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund or another fund that does not have a sales charge, a sales charge may apply no matter how long you have held the shares.

Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

DCS Plans may exchange Class R shares for Class A shares of another Franklin Templeton fund if that fund does not offer Class R shares.


*Class Z shareholders of Franklin Mutual Series Funds may exchange into Class A without any sales charge.


ADVISOR CLASS


You can exchange your Advisor Class shares for Advisor Class shares of other Franklin Templeton funds. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Funds.

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you are a current shareholder in Advisor Class or you otherwise qualify to buy the fund's Advisor Class shares.


ALL CLASSES

The remainder of the "Exchanging Shares" section applies to all classes.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

REJECTED EXCHANGES. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. Each Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY

The Funds' board of trustees has adopted the following policies and procedures with respect to market timing (Market Timing Trading Policy).

MARKET TIMING GENERALLY. Each Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as "market timing." It intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in a Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in its sole discretion concludes that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).


In considering an investor's trading activity, a Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by asset allocators" in the Statement of Additional Information).


MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this Market Timing Trading Policy whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary (such as a broker-dealer, a bank, trust company, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan) that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While a Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, imposing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.


RISKS FROM MARKET TIMERS. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.


In addition, if the nature of the underlying funds' portfolio holdings exposes the underlying funds to "arbitrage market timers," the value of the underlying funds' shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share. Since some of the underlying funds invest significantly in foreign securities, they may be particularly vulnerable to arbitrage market timing which may indirectly impact the Funds. Arbitrage market timing in foreign investments may occur because of time zone differences between the foreign markets on which the underlying funds' international portfolio securities trade and the time as of which the underlying funds' NAV's are calculated. Arbitrage market timers may purchase shares of the underlying funds based on events occurring after foreign market closing prices are established, but before calculation of the underlying funds' NAV. One of the objectives of the underlying funds' fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see "Valuation - Foreign Securities - Potential Impact of Time Zones and Market Holidays").

Since some of the underlying funds may invest significantly in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid ("relatively illiquid securities"), they may be particularly vulnerable to arbitrage market timing which may indirectly impact the Funds. An arbitrage market timer may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the underlying funds' net asset value and the latest indications of market values for those securities. One of the objectives of the underlying funds' fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see "Fair Valuation - Individual Securities").

The underlying funds are currently using several methods to reduce the risks associated with market timing. These methods include:

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the underlying funds' Market Timing Trading Policy;

o    imposing a redemption fee for short-term trading;

o monitoring potential price differentials following the close of trading in foreign markets and changes in indications of value for relatively illiquid traded securities to determine whether the application of fair value pricing procedures is warranted;

o seeking the cooperation of financial intermediaries to assist the underlying funds in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be minimized or completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of each Fund's Market Timing Trading Policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund following receipt by the Fund.

REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee will be imposed (with some exceptions) on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if imposed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of a Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin imposing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

WAIVER/EXCEPTIONS/CHANGES. Each Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of a shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, each Fund is very limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to impose or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees.
Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.


INVOLUNTARY REDEMPTIONS. Each Fund reserves the right to close your account if the account value falls below $500 ($50 for employee and UGMA/UTMA accounts), or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing).



ACCOUNT POLICIES

CALCULATING SHARE PRICE

CLASS A, B & C

When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows:
10.25 divided by 1.00 minus 0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.

When you sell shares, you receive the NAV minus any applicable CDSC.

ALL CLASSES

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total net asset value of each fund's share class by the applicable number of shares outstanding per share class.

Each Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


When determining its NAV, each Fund values shares of the underlying funds at the underlying funds' respective NAV. Each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.


Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. Each Fund relies on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs, the third party pricing vendors will provide revised values to the Fund.

FAIR VALUATION - INDIVIDUAL SECURITIES


Since some of the underlying funds may invest in securities that are restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid, there is the possibility of a differential between the last available market prices for one or more of those securities and the latest indications of market values for those securities. The underlying funds have procedures, approved by their boards of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The underlying funds' boards of trustees oversee the application of fair value pricing procedures.


The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the underlying funds could obtain the fair value assigned to a security if they were able to sell the security at approximately the time at which the underlying funds determine their NAV per share.

SECURITY VALUATION - PASS-THROUGH SECURITIES, CMO, ABS, MBS

Mortgage pass-through securities (such as Ginnie Mae, Fannie Mae and Freddie
Mac), other mortgage-backed securities (MBS), collateralized mortgage obligations (CMOs) and asset-backed securities (ABS), generally trade in the over-the-counter market rather than on a securities exchange. The underlying funds may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services. The underlying funds' pricing services use valuation models or matrix pricing to determine current value. In general, they use information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves. Matrix pricing is considered a form of fair value pricing.

SECURITY VALUATION - CORPORATE DEBT SECURITIES

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The underlying funds may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services to assist in determining a current market value for each security. The underlying funds' pricing services may utilize independent quotations from bond dealers and bond market activity to determine current value.

SECURITY VALUATION - SENIOR SECURED CORPORATE LOANS

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The underlying funds may value these portfolio securities by utilizing quotations from loan dealers and other financial institutions, information with respect to bond and note transactions and may rely on independent pricing services to assist in determining a current market value for each security. These pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that incorporate multiple bond characteristics. These characteristics may include dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis.

SECURITY VALUATION - OPTIONS

The underlying funds value portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option an underlying fund holds is its last sale price on the relevant exchange before the underlying fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the underlying fund values options within the range of the current closing bid and ask prices if the underlying fund believes the valuation fairly reflects the contract's market value.

SECURITY VALUATION - FOREIGN SECURITIES - COMPUTATION OF U.S. EQUIVALENT VALUE


The underlying funds generally determine the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 1:00 p.m. Pacific time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the underlying fund's board of trustees.


VALUATION - FOREIGN SECURITIES - POTENTIAL IMPACT OF TIME ZONES AND MARKET HOLIDAYS


Trading in securities on foreign securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed well before the close of business on the NYSE on each day that the NYSE is open. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by an underlying fund. As a result, the underlying fund may be susceptible to what is referred to as "time zone arbitrage." Certain investors in the underlying fund may seek to take advantage of discrepancies in the value of the underlying fund's portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the underlying fund's NAV is computed. Trading by these investors, often referred to as "arbitrage market timers," may dilute the value of the underlying fund's shares, if such discrepancies in security values actually exist. To attempt to minimize the possibilities for time zone arbitrage, and in accordance with procedures established and approved by the underlying fund's board of trustees, the manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds).

These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the close of the NYSE. If such an event occurs, the foreign securities may be valued using fair value procedures established and approved by the underlying fund's board of trustees. In certain circumstances these procedures include the use of independent pricing services. The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of an underlying fund's portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in underlying fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE, and on which the underlying fund's NAV is not calculated. Thus, the calculation of each underlying fund's NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation. If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the underlying fund's fair value procedures established and approved by the underlying fund's board of trustees.


ACCOUNTS WITH LOW BALANCES


If your account has been open for more than one year and its value falls below $500 ($50 for employee and UGMA/UTMA accounts), we will mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we will close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason. This policy does not apply to: (1) certain broker-controlled accounts established through the National Securities Clearing Corporation's Networking system and, (2) accounts in Class B and Class A accounts established pursuant to a conversion from Class B.


STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Funds' financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.


If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Investor Services - Telephone/Online Privileges").


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Distributors. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow a Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o  Add/Change   the  bank  account  that  may  be  debited  for  Fund  share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

ADDITIONAL POLICIES

Please note that each Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.

o The Fund may modify, suspend, or terminate telephone/online privileges at any time.

o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.

o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.

o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.

o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION

CLASS A, B, C & R

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Distributors from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Funds and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder servicing and transfer agent" in the SAI. These fees are paid by the Funds' transfer agent from payments it receives under its agreement with the Funds.

                             CLASS A    CLASS B    CLASS C    CLASS R
-------------------------------------------------------------------------
COMMISSION (%)               ---        ---        1.00(3)    ---
Investment under $50,000     5.00       ---        ---        ---
$50,000 but under $100,000   3.75       ---        ---        ---
$100,000 but under $250,000  2.80       ---        ---        ---
$250,000 but under $500,000  2.00       ---        ---        ---
$500,000 but under $1        1.60       ---        ---        ---
million
$1 million or more     up to 1.00(1)    ---        ---        ---
12B-1 FEE TO DEALER          0.25(1)    0.25(2)   1.00(4)    0.50


No dealer commission will be paid on Class A NAV purchases by Employer Sponsored Retirement Plans.


If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by the Funds' manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to a Fund as described in the Funds' "Market Timing Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.

1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
2. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
3. Commission includes advance of the first year's 0.25% 12b-1 service fee. Distributors may pay a prepaid commission. However, Distributors does not pay a prepaid commission on any purchases by Employer Sponsored Retirement Plans.
4. Dealers may be eligible to receive up to 0.25% at the time of purchase and may be eligible to receive 1% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

OTHER DEALER COMPENSATION. Distributors may make payments from its own financial resources to certain dealers who have sold shares of the Franklin Templeton mutual funds. In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds, and 0.05% (or 0.03%) of the total assets of equity (or fixed income) funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in a Fund by non-U.S. persons, may exceed this limitation. Distributors makes these payments in connection with the qualifying dealers' efforts to educate financial advisors about the Franklin Templeton funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments.


To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, Distributors may pay or allow other promotional incentives or payments to dealers.


Sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You should ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.

ADVISOR CLASS

Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Distributors from its own resources.

QUESTIONS

If you have any questions about a Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                                 HOURS (PACIFIC TIME,
DEPARTMENT NAME               TELEPHONE NUMBER   MONDAY THROUGH FRIDAY)
---------------------------------------------------------------
Shareholder Services          1-800/632-2301     5:30 a.m. to 5:00 p.m.
Fund Information              1-800/DIAL BEN(R)  5:30 a.m. to 5:00 p.m.
                              (1-800/342-5236)
Retirement Services           1-800/527-2020     5:30 a.m. to 5:00 p.m.
Advisor Services              1-800/524-4040     5:30 a.m. to 5:00 p.m.
Institutional Services        1-800/321-8563     6:00 a.m. to 4:00 p.m.
TDD (hearing impaired)        1-800/851-0637     5:30 a.m. to 5:00 p.m.
Automated Telephone System    1-800/632-2301     (around-the-clock access)
                              1-800/524-4040
                              1-800/527-2020

FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.

You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, DC
(phone 1-202/551-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN TEMPLETON INVESTMENTS logo]
One Franklin Parkway, San Mateo, CA 94403-1906
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
FRANKLINTEMPLETON.COM

GAIN FROM OUR PERSPECTIVE(R)



2280                 Investment Company Act file #811-07851     FAS P 05/08









MAY 1, 2008


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES


FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION FUND - CLASS A, B, C, R & ADVISOR FRANKLIN TEMPLETON COREFOLIO ALLOCATION FUND - CLASS A, B, C, R & ADVISOR FRANKLIN TEMPLETON PERSPECTIVES ALLOCATION FUND - CLASS A, C, R & ADVISOR


[Insert FRANKLIN TEMPLETON INVESTMENTS logo]



CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]


Goals and Strategies                                       2

Information about the Underlying
 Franklin Templeton Funds                                  4

Risks of Investing in the Underlying Funds                 7

Performance                                               15

Fees and Expenses                                         22


Administration                                            27

Distributions and Taxes                                   32

Financial Highlights                                      37

YOUR ACCOUNT


[Begin callout]
INFORMATION ABOUT SALES CHARGES, QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

Choosing a Share Class                                    57

Buying Shares                                             71

Investor Services                                         74

Selling Shares                                            78

Exchanging Shares                                         81

Account Policies                                          89

Questions                                                100


FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover

THE FUNDS

GOALS AND STRATEGIES

GOALS

The Franklin Templeton Founding Funds Allocation Fund's (Founding Funds) principal investment goal is capital appreciation. Its secondary goal is income. The investment goal of the Franklin Templeton Corefolio Allocation Fund (Corefolio Allocation Fund) and Franklin Templeton Perspectives Allocation Fund (Perspectives Allocation Fund) is capital appreciation.

[Begin callout]
The Funds' assets are allocated among the broad asset classes through combinations of Franklin Templeton mutual funds on a fixed percentage basis. Founding Funds follows a value-oriented approach; Corefolio Allocation Fund follows a multi-disciplined approach; and, Perspectives Allocation Fund invests in growth and value-style funds.
[End callout]

MAIN INVESTMENT STRATEGIES

Each Fund's assets are invested in a combination of Franklin Templeton mutual funds (underlying funds) on a fixed percentage basis. These underlying funds, in turn, invest primarily in U.S. and foreign equity securities, and, to a lesser extent, fixed-income and money market securities. The investment policies of the various underlying funds are described in the section called "Information about the Underlying Franklin Templeton Funds."

The Founding Funds makes equal allocations (approximately 33?%) of its assets to the following three underlying funds:

o     Franklin Income Fund
o     Mutual Shares Fund
o     Templeton Growth Fund

The Corefolio Allocation Fund makes equal allocations (approximately 25%) of its assets to the following four underlying funds:

o     Franklin Growth Fund
o     Franklin Capital Growth Fund
o     Mutual Shares Fund
o     Templeton Growth Fund

The Perspectives Allocation Fund invests equal proportions of its assets (approximately 33?%) in the following three underlying funds:

o     Franklin Flex Cap Growth Fund
o     Mutual Shares Fund
o     Templeton Growth Fund

REBALANCING AND FUND PERFORMANCE

The investment results of the underlying funds will vary. As a result, the percentage allocations to the underlying funds will be monitored daily by the Funds' administrator and a Fund's allocations to the underlying funds will be rebalanced whenever the actual allocations exceed plus or minus 3% of the pre-determined fixed allocation percentages. Also, the performance and income distributions of each Fund will differ from the performance and income distributions of the underlying funds as a result of the small variations in the Fund's allocations and any cash held in its portfolio.

TEMPORARY INVESTMENTS


When the portfolio manager believes market or economic conditions are unfavorable for investors, the portfolio manager may invest up to 100% of each Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market fund shares, money market instruments and short-term debt securities. In these circumstances, a Fund may be unable to achieve its investment goal.


INFORMATION ABOUT THE UNDERLYING
FRANKLIN TEMPLETON FUNDS

The following briefly describes the investment goals and strategies of the underlying Franklin Templeton funds. The administrator may recommend additional or different underlying funds for investment (without the approval of shareholders).


FRANKLIN CAPITAL GROWTH FUND - The fund principally seeks capital appreciation; secondarily, it seeks to provide current income return through the receipt of dividends or interest from its investments. The fund invests primarily in equity securities of companies that trade on a securities exchange or in the over-the-counter market. The manager focuses on companies it believes are positioned for above-average growth in revenues, earnings or assets and also considers sectors that have growth potential and fast-growing, innovative companies within these sectors. The fund, from time to time, may have significant positions in particular sectors such as technology.

FRANKLIN FLEX CAP GROWTH FUND - The fund seeks capital appreciation by investing predominantly in equity securities of companies that the manager believes have the potential for capital appreciation. The fund has the flexibility to invest in companies located, headquartered, or operating inside and outside the United States, across the entire market capitalization spectrum from small, emerging growth companies to well-established, large-cap companies. A substantial portion of the fund's investments may be in smaller and mid-size companies. The fund, from time to time, may have significant positions in particular sectors such as technology (including electronic technology, technology services, biotechnology and health technology).

FRANKLIN GROWTH FUND - The fund seeks capital appreciation by investing substantially in the equity securities of companies that are leaders in their industries. In selecting securities, the manager considers many factors, including historical and potential growth in revenues and earnings; assessment of strength and quality of management; and determination of a company's strategic positioning in its industry. The fund may have significant positions in particular sectors, such as technology (including computers and telecommunications, health care (including biotechnology) and producer manufacturing.


FRANKLIN INCOME FUND - The fund seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of debt and equity securities. The fund seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields. In its search for growth opportunities, the fund maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, oil, gas, real estate and consumer goods. The fund's manager searches for undervalued or out-of-favor securities it believes offer opportunities for income today and significant growth tomorrow. The fund may invest without limit in securities rated below investment grade and may invest up to 25% of its assets in foreign securities.

MUTUAL SHARES FUND - The fund principally seeks capital appreciation, which may occasionally be short-term; its secondary goal is income. The fund invests primarily in equity securities (including securities convertible into, or that the manager expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the fund invests primarily in undervalued securities, and, to a lesser extent, in risk arbitrage securities and distressed companies. The equity portion of the fund's investments is predominantly mid- and large-cap companies. The fund may invest a significant portion (up to 35%) of its assets in foreign securities.


TEMPLETON GROWTH FUND - The fund seeks long-term capital growth. Under normal market conditions, the fund invests primarily in the equity securities of companies located anywhere in the world, including emerging markets. Additionally, depending upon current market conditions, the fund may invest in debt securities (up to 25% of total assets) of companies and governments located anywhere in the world. The fund may also use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. In selecting equity investments, the fund's manager applies a "bottom up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers a company's price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.



RISKS OF INVESTING IN THE UNDERLYING FUNDS

[Begin callout]
The value of an investment in a Fund is based primarily on the performance of, and its allocation among, the underlying funds. Because the prices of the underlying funds' securities fluctuate with market conditions (the range of fluctuation depends upon the types of securities an underlying fund owns and the markets in which it trades), the value of your investment will go up and down. You could lose money.
[End Callout]

EQUITY FUNDS


If a Fund invests in an underlying stock fund, its returns will fluctuate with changes in the stock market. Although this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by an underlying fund.

GROWTH STYLE INVESTING

Certain underlying funds may use a growth style of investing. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their current earnings or assets compared to value or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Prices of these companies' securities may be more volatile than other securities, particularly over the short term.

VALUE STYLE INVESTING

Certain underlying funds may use a value style of investing. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. A value manager may invest in such stocks if it believes the market may have overreacted to adverse developments or failed to appreciate positive changes. However, if other investors fail to recognize the company's value (and do not become buyers, or if they become sellers or favor investing in faster growing companies), or favor investing in faster-growing companies, value stocks may not increase in value as anticipated by the manager and may even decline in value.


RISK ARBITRAGE SECURITIES AND DISTRESSED COMPANIES

Certain underlying funds, and in particular the Mutual Shares Fund, may invest in risk arbitrage securities and distressed companies. A merger or other restructuring or tender or exchange offer proposed at the time an underlying fund invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the underlying fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.


FOREIGN SECURITIES

Each Fund will indirectly be subject to the following risks to the extent that an underlying fund invests in foreign securities. Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for an underlying fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the underlying fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to an underlying fund's foreign investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the underlying fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means an underlying fund may at times be unable to sell foreign securities at favorable prices.

EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

SECTOR FOCUS


Although each Fund does not expect any of the underlying funds to concentrate their investments in any one sector, they may from time to time allocate more of their holdings in aggregate to a particular sector. To the extent that an underlying fund has significant investments in one or a few sectors, the underlying fund, and indirectly a Fund, is subject to more risk than a fund that maintains broad sector diversification.

TECHNOLOGY COMPANIES. Technology company stocks have been subject to abrupt or erratic price movements, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins. Prices of technology company stocks often change collectively without regard to the merits of individual companies.

HEALTH TECHNOLOGY. These companies will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. In addition, this industry is characterized by competition and rapid technological developments that may make a company's products or services obsolete in a short period of time.

ELECTRONIC TECHNOLOGY AND TECHNOLOGY SERVICES COMPANIES. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, their value. In addition, because some Internet-related companies are in the emerging stage of development, they are particularly vulnerable to these risks.

FINANCIAL SERVICES COMPANIES. The underlying funds, and in particular the Franklin Flex Cap Growth Fund and Franklin Capital Growth Fund, may have significant investments in the financial services sector, which includes such issuers as commercial banks, thrift institutions, insurance companies and finance companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock price, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.

SMALLER AND MIDSIZE COMPANIES

Certain underlying funds may invest in smaller and midsize companies. While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and midsize companies to changing economic conditions.


In addition, smaller and midsize companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established. This risk is specific to each Fund's investment in the Mutual Shares, Franklin Capital Growth, Franklin Growth and Franklin Flex Cap Growth Funds.

DERIVATIVE SECURITIES

An underlying fund may participate in the following derivative transactions: option transactions, foreign currency exchanges transactions, future contracts, swap agreements and collateralized mortgage obligations. The performance of a derivative investment depends, at least in part, on the performance of an underlying asset. Derivative securities involve cost, may be volatile and may involve a small investment relative to the amount of risk assumed. To the extent the underlying fund enters into these transactions, their successful use will depend on the underlying fund manager's ability to predict market movements. Risks include delivery failure, default by the other party or the inability to close out a position because the trading market becomes illiquid. Some derivatives are particularly sensitive to changes in interest rates.

INCOME


Since a fund can only distribute what it earns, the fund's distributions to shareholders may decline when interest rates fall.

CREDIT

An issuer of securities may be unable to make interest payments and repay principal when due. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact fund performance.

INTEREST RATE

Because the Founding Funds invests in an underlying fund that invests in fixed-income and money market securities, that fund's investments may be subject to interest rate risk. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.


LOWER RATED SECURITIES

To the extent that an underlying fund invests in securities below investment grade, the underlying fund, and indirectly the Funds, will be subject to increased risk that the issuers of these securities will not be able to make interest payments and repay principal.

LOANS


Bank loans, corporate loans, loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed and may pay only after a delay, which may be substantial. Consequently, when investing in indebtedness of companies with poor credit, the underlying fund bears a substantial risk of losing the entire amount invested. If a fund purchases a loan, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

In the event that a borrower defaults, the fund's access to the collateral securing the loan may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be inadequate or difficult to realize upon. As a result, the fund might not receive payments to which it is entitled.

CONVERTIBLE SECURITIES

The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.


More detailed information about the Funds and their policies and risks can be found in the Funds' Statement of Additional Information (SAI). More detailed information about the underlying funds may be found under "Information about the Underlying Franklin Templeton Funds" in this prospectus and in the SAI.

A description of the Funds' policies and procedures regarding the release of portfolio holdings information is also available in the Funds' SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]


PERFORMANCE


This bar chart and table show the volatility of each Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart for the Founding Funds Allocation Fund and the Corefolio Allocation Fund shows changes in each Fund's returns from year to year over the past four calendar years. The bar chart for the Perspectives Allocation Fund shows changes in the Fund's returns from year to year over the past three calendar years. The table shows how each Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results. All Fund performance assumes reinvestment of dividends and capital gains.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.


These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. A Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.


After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

FOUNDING FUNDS ALLOCATION FUND - CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]


13.58%          6.31%     19.34%    3.12%
04               05          06      07

                     YEAR

Best Quarter:                             Q4 '04      9.05%
Worst Quarter:                            Q4 '07     -2.45%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2007
                                                     SINCE
                                                     INCEPTION
                                         1 YEAR      (8/15/03)
----------------------------------------------------------------
Franklin Templeton Founding Funds
Allocation Fund - Class A(2)
Return Before Taxes                      -2.79%      10.74%
Return After Taxes on Distributions      -4.33%       9.67%
Return After Taxes on Distributions and  -1.18%       8.97%
Sale of Fund Shares
S&P 500(R) Index(3)                       5.49%      11.21%
MSCI World Index(4)                       9.57%      16.48%
(indices reflect no deduction for fees,
expenses, or taxes)

                                                     SINCE
                                                     INCEPTION
                                         1 YEAR      (8/15/03)
----------------------------------------------------------------
Franklin Templeton Founding Funds
Allocation Fund - Class B(2)             -1.51%      11.19%
S&P 500(R) Index(3)                       5.49%      11.21%
MSCI World Index(4)                       9.57%      16.48%

                                                     SINCE
                                                     INCEPTION
                                         1 YEAR      (8/15/03)
----------------------------------------------------------------
Franklin Templeton Founding Funds
Allocation Fund - Class C(2)              1.50%      11.52%
S&P 500(R) Index(3)                       5.49%      11.21%
MSCI World Index(4)                       9.57%      16.48%

                                                     SINCE
                                                     INCEPTION
                                         1 YEAR      (8/15/03)
----------------------------------------------------------------
Franklin Templeton Founding Funds
Allocation Fund - Class R                 2.92%      12.10%
S&P 500(R) Index(3)                       5.49%      11.21%
MSCI World Index(4)                       9.57%      16.48%

                                                     SINCE
                                                     INCEPTION
                                         1 YEAR      (8/15/03)
----------------------------------------------------------------
Franklin Templeton Founding Funds
Allocation Fund - Advisor Class           3.48%      12.64%
S&P 500(R) Index(3)                       5.49%      11.21%
MSCI World Index(4)                       9.57%      16.48%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2008, the Fund's year-to-date return was -8.96% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The Standard & Poor's 500(R) Index (S&P
500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal. The Morgan Stanley Capital International
(MSCI) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the global developed markets. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

COREFOLIO ALLOCATION FUND - CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]

11.67%          6.63%     15.25%    5.20%
04               05          06      07

                     YEAR

Best Quarter:                             Q4 '04     10.17%
Worst Quarter:                            Q4 '07     -3.00%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2007
                                                     SINCE
                                                     INCEPTION
                                         1 YEAR      (8/15/03)
----------------------------------------------------------------
Franklin Templeton Corefolio Allocation
Fund - Class A(2)
Return Before Taxes                      -0.85%       9.87%
Return After Taxes on Distributions      -1.70%       9.36%
Return After Taxes on Distributions and  -0.01%       8.46%
Sale of Fund Shares
S&P 500(R) Index(3)                       5.49%      11.21%
MSCI World Index(4)                       9.57%      16.48%
(indices reflect no deduction for fees,
expenses, or taxes)

                                                     SINCE
                                                     INCEPTION
                                         1 YEAR      (8/15/03)
----------------------------------------------------------------
Franklin Templeton Corefolio Allocation   0.49%      10.28%
Fund  - Class B(2)
S&P 500(R) Index(3)                       5.49%      11.21%
MSCI World Index(4)                       9.57%      16.48%

                                                     SINCE
                                                     INCEPTION
                                         1 YEAR      (8/15/03)
----------------------------------------------------------------
Franklin Templeton Corefolio Allocation   3.50%      10.60%
Fund - Class C(2)
S&P 500(R) Index(3)                       5.49%      11.21%
MSCI World Index(4)                       9.57%      16.48%

                                                     SINCE
                                                     INCEPTION
                                         1 YEAR      (8/15/03)
----------------------------------------------------------------
Franklin Templeton Corefolio Allocation   5.02%      11.18%
Fund - Class R
S&P 500(R) Index(3)                       5.49%      11.21%
MSCI World Index(4)                       9.57%      16.48%

                                                     SINCE
                                                     INCEPTION
                                         1 YEAR      (8/15/03)
----------------------------------------------------------------
Franklin Templeton Corefolio Allocation   5.53%      11.69%
Fund - Advisor Class
S&P 500(R) Index(3)                       5.49%      11.21%
MSCI World Index(4)                       9.57%      16.48%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2008, the Fund's year-to-date return was -9.87%% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The Standard & Poor's 500(R) Index (S&P
500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal. The Morgan Stanley Capital International
(MSCI) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the global developed markets. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

PERSPECTIVES ALLOCATION FUND - CLASS A ANNUAL TOTAL RETURNS(1)


[Insert bar graph]

7.93%      14.69%    6.79%
05          06        07

                     YEAR

Best Quarter:                             Q3 '05      5.13%
Worst Quarter:                            Q4 '07     -2.54%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2007
                                                     SINCE
                                                     INCEPTION
                                         1 YEAR      (8/2/04)
----------------------------------------------------------------
Franklin Templeton Perspectives
Allocation Fund - Class A(2)
Return Before Taxes                       0.62%      10.52%
Return After Taxes on Distributions      -0.29%       9.83%
Return After Taxes on Distributions and   1.02%       8.95%
Sale of Fund Shares
S&P 500(R) Index(3)                       5.49%      10.83%
MSCI World Index(4)                       9.57%      16.18%
(indices reflect no deduction for fees,
expenses, or taxes)

                                                     SINCE
                                                     INCEPTION
                                         1 YEAR      (8/2/04)
----------------------------------------------------------------
Franklin Templeton Perspectives           5.11%      11.73%
Allocation Fund - Class C(2)
S&P 500(R) Index(3)                       5.49%      10.83%
MSCI World Index(4)                       9.57%      16.18%

                                                     SINCE
                                                     INCEPTION
                                         1 YEAR      (8/2/04)
----------------------------------------------------------------
Franklin Templeton Perspectives           6.58%      12.28%
Allocation Fund - Class R
S&P 500(R) Index(3)                       5.49%      10.83%
MSCI World Index(4)                       9.57%      16.18%

                                                     SINCE
                                                     INCEPTION
                                         1 YEAR      (8/2/04)
----------------------------------------------------------------
Franklin Templeton Perspectives           7.26%      12.85%
Allocation Fund - Advisor Class
S&P 500(R) Index(3)                       5.49%      10.83%
MSCI World Index(4)                       9.57%      16.18%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2008, the Fund's year-to-date return was -11.18% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The Standard & Poor's 500(R) Index (S&P
500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal. The Morgan Stanley Capital International
(MSCI) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the global developed markets. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES               (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                             FOUNDING
                                 COREFOLIO   FUNDS        PERSPECTIVES
                                 ALLOCATION  ALLOCATION   ALLOCATION
                                 FUND        FUND         FUND
----------------------------------------------------------------------
CLASS A
Maximum sales charge (load) as      5.75%(2)     5.75%(2)    5.75%(2)
a percentage of offering price
  Load imposed on purchases         5.75%(2)     5.75%(2)    5.75%(2)
  Maximum deferred sales
  charge (load)                     None(3)      None(3)     None(3)

Redemption fee on shares sold       2.00%        2.00%       2.00%
within 7 calendar days
following their purchase date(1)

CLASS B(4)
Maximum sales charge (load) as      4.00%        4.00%        --
a percentage of offering price
  Load imposed on purchases         None         None         --
  Maximum deferred sales charge                               --
  (load)                            4.00%(5)     4.00%(5)
Redemption fee on shares sold       2.00%        2.00%        --
within 7 calendar days
following their purchase date(1)

CLASS C
Maximum sales charge (load) as      1.00%        1.00%       1.00%
a percentage of offering price
  Load imposed on purchases         None         None        None
  Maximum deferred sales
  charge  (load)                    1.00%        1.00%       1.00%
Redemption fee on shares sold       2.00%        2.00%       2.00%
within 7 calendar days
following their purchase date(1)

CLASS R
Maximum sales charge (load) as
a percentage of offering price      None        None
Redemption fee on shares sold       2.00%        2.00%       2.00%
within 7 calendar days
following their purchase date(1)

ADVISOR CLASS
Maximum sales charge (load)         None         None        None
imposed on purchases
Redemption fee on shares sold       2.00%        2.00%       2.00%
within 7 calendar days
following their purchase date(1)

Please see "Choosing a Share Class" for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                             FOUNDING
                                 COREFOLIO   FUNDS        PESPECTIVES
                                 ALLOCATION  ALLOCATION   ALLOCATION
                                 FUND        FUND         FUND
----------------------------------------------------------------------
CLASS A
Distribution and service
(12b-1) fees(6)                     0.30%        0.30%       0.30%
Other expenses (including
administration fees)(7)             0.31%        0.22%       0.35%
Acquired fund fees and expenses     0.72%        0.66%       0.74%
                                 -------------------------------------
Total annual Fund and
underlying funds operating
expenses(7)                         1.33%        1.18%       1.39%
                                 -------------------------------------
Administration fee and expense
reduction(7)                       -0.15%       -0.05%      -0.18%

                                 -------------------------------------
NET ANNUAL FUND OPERATING           1.18%        1.13%       1.21%
EXPENSES(7)                      =====================================

CLASS B(4)
Distribution and service
(12b-1) fees                        1.00%        1.00%         --
Other expenses (including
administration fees)(7)             0.31%        0.22%        --
Acquired fund fees and expenses     0.72%        0.66%        --
                                 -------------------------------------
Total annual Fund and
underlying funds operating
expenses(7)                         2.03%        1.88%        --
                                 -------------------------------------
Administration fee and expense
reduction(7)                       -0.15%       -0.05%        --
                                 -------------------------------------
NET ANNUAL FUND OPERATING           1.88%        1.83%        --
EXPENSES(7)                      =====================================

CLASS C
Distribution and service
(12b-1) fees                        0.99%        1.00%       0.99%
Other expenses (including
administration fees)(7)             0.31%        0.22%       0.35%
Acquired fund fees and expenses     0.72%        0.66%       0.74%
                                 -------------------------------------

Total annual Fund and
underlying funds operating
expenses(7)                         2.02%        1.88%       2.08%
                                 -------------------------------------
Administration fee and expense
reduction(7) -0.15% -0.05% -0.18%

NET ANNUAL FUND OPERATING           1.87%        1.83%       1.90%
EXPENSES(7)                      =====================================

CLASS R
Distribution and service
(12b-1) fees                        0.50%        0.50%       0.50%
Other expenses (including
administration fees)(7)             0.31%        0.22%       0.35%
Acquired fund fees and expenses     0.72%        0.66%       0.74%
                                 -------------------------------------
Total annual Fund and
underlying funds operating
expenses(7)                         1.53%        1.38%        1.59%
                                 -------------------------------------
Administration fee and expense
reduction(7)                       -0.15%       -0.05%       -0.18%
                                 -------------------------------------
NET ANNUAL FUND OPERATING           1.38%        1.33%        1.41%
EXPENSES(7)                      =====================================

ADVISOR CLASS
Distribution and service
(12b-1) fees                        None         None         None
Other expenses (including
administration fees)(7)             0.31%        0.22%        0.35%
Acquired fund fees and expenses     0.72%        0.66%        0.74%
                                  -------------------------------------
Total annual Fund and
underlying funds operating
expenses(7)                         1.03%        0.88%       1.09%
                                  -------------------------------------
Administration fee and expense
reduction(7)                       -0.15%       -0.05%      -0.18%
                                  -------------------------------------
NET ANNUAL FUND OPERATING           0.88%        0.83%       0.91%
EXPENSES(7)                       =====================================

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
2. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
3. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see "Sales Charges - Class A" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge.
4. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges.
5. Declines to zero after six years.
6. The distribution and service (12b-1) fees for Class A of each Fund have been restated to reflect the board's determination to reduce such fees payable under the Distribution Plan for Class A of each Fund from 0.35% to 0.30% effective August 1, 2007.
7. The administrator has contractually agreed to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that total annual Fund operating expenses, excluding distribution and service (12b-1) fees and acquired fund fees and expenses, do not exceed 0.15% for each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2009.


EXAMPLE

This example can help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


             COREFOLIO  FOUNDING  PERSPECTIVES
               FUND      FUNDS       FUND
                        ALLOCATION
                         FUND
-----------------------------------------------
If you sell your shares at the end of the period:
CLASS A
1 Year(1)         $688       $684         $691
3 Years           $958       $924         $973
5 Years         $1,248     $1,182       $1,276
10 Years        $2,072     $1,920       $2,133

CLASS B
1 Year            $591       $586           --
3 Years           $922       $886           --
5 Years         $1,279     $1,211           --
10 Years(2)     $2,166     $2,014           --

CLASS C
1 Year            $290       $286         $293
3 Years           $619       $586         $634
5 Years         $1,074     $1,011       $1,102
10 Years        $2,336     $2,197       $2,396

CLASS R
1 Year            $140       $135         $144
3 Years           $469       $432         $484
5 Years           $820       $750         $849
10 Years        $1,811     $1,653       $1,874

ADVISOR
CLASS
1 Year             $90        $85          $93
3 Years           $313       $276         $329
5 Years           $554       $483         $583
10 Years        $1,246     $1,080       $1,313

If you do not sell your shares:

CLASS B
1 Year            $191        $186         --
3 Years           $622        $586         --
5 Years         $1,079      $1,011         --
10 Years(2)     $2,166      $2,014         --

CLASS C
1 Year            $190        $186       $193
3 Years           $619        $586       $634
5 Years         $1,074      $1,011     $1,102
10 Years        $2,336      $2,197     $2,396

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.



ADMINISTRATION

Franklin Templeton Services, LLC (FT Services), One Franklin Parkway, San Mateo, CA 94403-1906, is the Funds' administrator.

ADMINISTRATIVE AGREEMENT

Under the Administrative Agreement, FT Services provides certain administrative services and facilities to each Fund. The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports and monitoring compliance with regulatory requirements.


FT Services also monitors the percentage of each Fund's assets allocated to the underlying funds and rebalances each Fund's portfolio whenever the percentage of assets allocated to one or more underlying funds is below or above 3% of the applicable fixed percentage.


FT Services may receive assistance, at no charge to the Funds, from its corporate affiliate, Franklin Advisers, Inc. (Advisers), in monitoring the underlying funds and each Fund's investment in the underlying funds. Together, Advisers and its affiliates manage over $591 billion in assets.

T. ANTHONY COFFEY CFA(R)(1) VICE PRESIDENT OF ADVISERS, oversees the rebalancing process on behalf of FT Services. Mr. Coffey has been the manager of the Funds since inception. He joined Franklin Templeton Investments in 1989.


The Funds' SAI provides additional information about Mr. Coffey's compensation, other accounts that he manages and his ownership of Fund shares.


ADMINISTRATION FEES


For the fiscal year ended December 31, 2007, administration fees, before any advance waiver, were 0.10% of each Fund's average daily net assets. Under an agreement by the administrator to limit its fees, the Funds paid the following administration fees to the administrator for its services: 0.00% for Corefolio Allocation Fund, 0.05% for Founding Funds Allocation Fund and 0.00% for the Perspectives Allocation Fund.

1. CFA(R) and Chartered Financial Analyst(R) are trademarks owned by CFA Institute.

Each Fund, as a shareholder in the underlying Franklin Templeton funds, will indirectly bear its proportionate share of any management fees and other expenses paid by the Franklin Templeton funds. The investment manager and the management fee of each of the underlying Franklin Templeton funds (as an annual percentage rate of the fund's net assets) are set forth below:

UNDERLYING                                                 ANNUAL
FRANKLIN TEMPLETON FUND      MANAGER                       FEE RATE
----------------------------------------------------------------------
Franklin Capital Growth Fund Franklin Advisers, Inc.       0.625%(1)
                             (Advisers)
Franklin Growth Fund         Franklin Investment Advisory  0.625%(2)
                             Services, LLC
Franklin Income Fund         Advisers                      0.625%(3)
Franklin Flex Cap Growth     Advisers                      0.625%(1)
Fund
Mutual Shares Fund           Franklin Mutual Advisers, LLC 0.60%(4)
Templeton Growth Fund        Templeton Global Advisors     0.630%(5)
                             Limited

1. 0.625% of the value of net assets up to and including $100 million; 0.500% of the value of net assets over $100 million and not over $250 million; 0.450% of the value of net assets over $250 million and not over $7.5 billion; 0.440% of the value of net assets over $7.5 billion and not over $10 billion; 0.430% of the value of net assets over $10 billion and not over $12.5 billion; 0.420% of the value of net assets over $12.5 billion and not over $15 billion; and 0.400% of the value of net assets in excess of $15 billion.
2. 0.625% of the value of net assets up to and including $100 million; 0.500% of the value of net assets over $100 million and not over $250 million; 0.450% of the value of net assets over $250 million and not over $7.5 billion; 0.440% of the value of net assets over $7.5 billion and not over $10 billion; 0.430% of the value of net assets over $10 billion and not over $12.5 billion; 0.420% of the value of net assets over $12.5 billion and not over $15 billion; 0.400% of the value of net assets over $15 billion and not over $17.5 billion; 0.380% of the value of net assets over $17.5 billion and not over $20 billion; 0.360% of the value of net assets over $20 billion and not over $35 billion; 0.355% of the value of net assets over $35 billion and not over $50 billion; and 0.350% of the value of net assets in excess $50 billion.
3. 0.625% of the value of net assets up to and including $100 million; 0.500% of the value of net assets over $100 million and not over $250 million; 0.450% of the value of net assets over $250 million and not over $7.5 billion; 0.440% of the value of net assets over $7.5 billion and not over $10 billion; 0.430% of the value of net assets over $10 billion and not over $12.5 billion; 0.420% of the value of net assets over $12.5 billion and not over $15 billion; 0.400% of the value of net assets over $15 billion and not over $17.5 billion; 0.380% of the value of net assets over $17.5 billion and not over $20 billion; 0.360% of the value of net assets over $20 billion and not over $35 billion; 0.355% of the value of net assets over $35 billion and not over $50 billion; and 0.350% of the value of net assets over $50 billion and not over $65 billion; 0.345% of the value of net assets over $65 billion and not over $80 billion; and 0.340% of the value of net assets in excess of $80 billion.
4. 0.60% of the value of net assets up to and including $5 billion; 0.57% of the value of net assets over $5 billion up to and including $10 billion; 0.55% of the value of net assets over $10 billion up to and including $15 billion; 0.53% of the value of net assets over $15 billion up to and including $20 billion; 0.51% of the value of net assets over $20 billion up to and including $25 billion; 0.49% of the value of net assets over $25 billion up to and including $30 billion; 0.48% of the value of net assets over $30 billion up to and including $35 billion; and 0.47% of the value of net assets in excess of $35 billion.
5. 0.630% of average daily net assets up to and including $1 billion; 0.615% of average daily net assets over $1 billion up to and including $5 billion, 0.600% of average daily net assets over $5 billion up to and including $10 billion, 0.580% of average daily net assets over $10 billion up to and including $15 billion; 0.560% of average daily net assets over $15 billion up to and including $20 billion; 0.540% of average daily net assets over $20 billion up to and including $25 billion; 0.530% of average daily net assets over $25 billion up to and including $30 billion; 0.520% of average daily net assets over $30 billion up to and including $35 billion; 0.510% of average daily net assets over $35 billion up to and including $40 billion; and 0.490% of average daily net assets over $45 billion.

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.


Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the Judicial Panel) ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the MDL). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.


Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of federal securities and state laws relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.


Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."


DISTRIBUTIONS AND TAXES

THE FOLLOWING RULES APPLY TO THE FUNDS AND THEIR SHAREHOLDERS. WHERE NOTED, THE TAX CHARACTERISTICS OF THE UNDERLYING FUNDS ARE ALSO DISCUSSED AS THESE CHARACTERISTICS MAY BE PASSED THROUGH TO THE FUNDS AND THEIR SHAREHOLDERS.


INCOME AND CAPITAL GAIN DISTRIBUTIONS

Each Fund has qualified to be treated as a regulated investment company under the Internal Revenue Code (Code). As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund intends to pay an income dividend semi-annually from its net investment income. Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. Your income dividends and capital gain distribution will be automatically reinvested in additional shares at net asset value unless you elect to receive cash payments.

Each underlying fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the underlying fund, constitutes the underlying fund's net investment income from which dividends may be paid to your Fund, and, in turn, to you. If you are a taxable investor, any income dividends (other than qualified dividends) a Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year, including, for U.S. investors, the amount of any qualified dividend income. Distributions declared in December but paid in January are taxable as if they were paid in December.

A Fund may at times find it necessary to reclassify income after it issues your tax reporting statement. This can result from rules in the Code that effectively prevent regulated investment companies such as a Fund, and the underlying funds in which they invest, from ascertaining with certainty until after the calendar year end, the final amount and character of distributions a Fund or underlying fund has received on its investments during the prior calendar year. Prior to issuing your statement, Franklin Templeton Investments makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099-DIV to reflect reclassified information. If you receive a corrected Form 1099-DIV, use the information on this Form, and not the information on your original statement, in completing your tax returns.

AVOID "BUYING A DIVIDEND." If you invest in a Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in a Fund on December 10th at the Fund's net asset value (NAV) of $10 per share, and the Fund makes a distribution on December 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share distribution in additional Fund shares.


TAX CONSIDERATIONS

In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.


DIVIDEND INCOME. A portion of the income dividends paid to you by a Fund may be qualified dividends subject to taxation at the long-term capital gain rates. WITHIN THE UNDERLYING FUNDS, income dividends from portfolio investments in the stock of domestic corporations and qualified foreign corporations are permitted this favored federal tax treatment. Income dividends from interest earned by an underlying fund on debt securities and dividends received from unqualified foreign corporations continue to be taxed at the higher ordinary income tax rates. The Funds receive these tax benefits when qualified dividends are distributed to each Fund by the underlying funds, and pass these benefits through to you in the form of qualified dividends that are paid on your investment in a Fund.

Distributions of qualified dividends are eligible for these reduced rates of taxation only if you own your Fund shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend.

DISTRIBUTIONS OF CAPITAL GAINS. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions to individuals qualify for the 15% tax rate. For individuals in the 10% and 15% tax brackets, the tax rate is 0% on distributions from gains realized in calendar years 2008 through 2010. These reduced rates of taxation of capital gain dividends and net long-term capital gains are scheduled to sunset on December 31, 2010, unless extended or made permanent before that date. SALES OF FUND SHARES. When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale, and will normally generate a gain or loss that will be reported to you in your year-end tax information. An exchange of your shares in one class in a Fund for shares of another class in the SAME Fund is not a taxable event, and no gain or loss will be reported on such a transaction.

If you have owned your Fund shares from more than one year, any gains reportable on the sale of your shares will also qualify for the reduced rates of taxation on capital gains as discussed above.


BACKUP WITHHOLDING. If you do not provide your Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income, capital gains or proceeds from the sale of your shares. Each Fund also must withhold if the Internal Revenue Service (IRS) instructs it to do so.

STATE AND LOCAL TAXES. Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes.


RECEIPT OF EXCESS INCLUSION INCOME BY A FUND. Income received by an underlying fund from certain equity interests in mortgage pooling vehicles or residual interests in Real Estate Mortgage Investment Conduits (REMICs) is treated as "excess inclusion income" to that fund. An underlying fund may derive such income either as a result of its direct investment in such interests or, indirectly, through its investment in Real Estate Investment Trusts (REITs) that hold such interests or otherwise qualify as taxable mortgage pools. In general, each underlying fund must allocate this income to its shareholders (including the Funds) in proportion to dividends paid, and the underlying funds must pay a tax on this income that is allocable to "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on unrelated business taxable income
(UBTI). In turn, each of the Funds must allocate to you its excess inclusion income received from the underlying funds, and the Funds must pay a tax on any of this income that is allocated to a disqualified organization.

The rules concerning excess inclusion income are complex and unduly burdensome in their current form, and Advisers is awaiting further guidance from the IRS on how these rules are to be implemented. Shareholders should talk to their tax advisors about whether an investment in a Fund is a suitable investment given the potential tax consequences of the Fund's receipt and distribution of excess inclusion income.

NON-U.S. INVESTORS. Non-U.S. investors may be subject to a U.S. withholding tax at a 30% or lower treaty rate on all Fund dividends of ordinary income. Exemptions from withholding are currently provided for distributions designated as long-term capital gains. Non-U.S. investors may also be subject to U.S. estate tax on their investment in a Fund. They also have special certification requirements that, if not met, can subject them to backup withholding on any dividends, distributions and redemption proceeds that they receive from a Fund. Each of these subjects is discussed in greater detail in the "Distributions and Taxes - Non-U.S. investors" section of the SAI.

Each underlying fund may invest in equity securities of corporations that invest in U.S. real property, including REITs. The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes a non-U.S. person subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. However, because each underlying fund does not expect to have more than 50% of its assets invested in REITs or U.S. real property holding corporations, none expects to pay any dividends and distributions would be subject to FIRPTA reporting and tax withholding. For a more detailed discussion on investment in U.S. real property, see the section, "Distributions and Taxes - Non-U.S. investors - Investments in U.S. real property" in the SAI.

OTHER TAX INFORMATION. This discussion of "Distributions and Taxes" is not written to provide you with tax advice, and does not purport to deal with all of the tax consequences that may be applicable to your investment in a Fund. You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund, or about the federal, state, local and foreign tax consequences of your investment in the Fund.

FINANCIAL HIGHLIGHTS

This table presents each Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

COREFOLIO ALLOCATION FUND

                                                           -----------------------------------------------------------------
                                                                                                               PERIOD ENDED
                                                                       YEAR ENDED DECEMBER 31,                   JULY 31,
CLASS A                                                         2007         2006         2005         2004 h     2004 i
                                                           -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................   $   14.09    $   12.71    $   12.20    $   11.02     $   10.00
                                                           -----------------------------------------------------------------
Income from investment operations a:
   Net investment income b,c ...........................        0.15         0.11         0.09         0.09          0.01
   Net realized and unrealized gains (losses) ..........        0.57         1.81         0.71         1.21          1.07
                                                           -----------------------------------------------------------------
Total from investment operations .......................        0.72         1.92         0.80         1.30          1.08
                                                           -----------------------------------------------------------------
Less distributions from:
   Net investment income and short term gains received
     from Underlying Funds .............................       (0.17)       (0.16)       (0.10)       (0.07)           --
   Net realized gains ..................................       (0.42)       (0.38)       (0.19)       (0.05)           --
   Tax return of capital ...............................          --           --           --           --         (0.06)
                                                           -----------------------------------------------------------------
Total distributions ....................................       (0.59)       (0.54)       (0.29)       (0.12)        (0.06)
                                                           -----------------------------------------------------------------
Redemption fees ........................................          -- g         -- g         -- g         -- g          -- g
                                                           -----------------------------------------------------------------
Net asset value, end of year ...........................   $   14.22    $   14.09    $   12.71    $   12.20     $   11.02
                                                           =================================================================

Total return d .........................................        5.20%       15.25%        6.63%       11.77%        10.85%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f ....        0.64%        0.65%        0.66%        0.68%         0.74%
Expenses net of waiver and payments by affiliates f ....        0.50%        0.50%        0.58%        0.68%         0.47%
Net investment income c ................................        0.99%        0.82%        0.72%        1.86%         0.14%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................   $ 497,314    $ 458,460    $ 353,016    $ 238,564     $ 157,792
Portfolio turnover rate ................................        1.72%        1.66%        2.49%        1.02%         0.62%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market values of the investments of the Fund.

b     Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e     Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.72% for the year ended December 31, 2007.

g     Amount rounds to less than $0.01 per share.

h     For the period August 1, 2004 to December 31, 2004.

i     For the period August 15, 2003 (commencement of operations) to July 31,
      2004.





COREFOLIO ALLOCATION FUND

                                                           -----------------------------------------------------------------
                                                                                                               PERIOD ENDED
                                                                       YEAR ENDED DECEMBER 31,                   JULY 31,
CLASS B                                                         2007         2006         2005         2004 h     2004 i
                                                           -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................   $   13.99    $   12.62    $   12.12    $   10.95     $  10.00
                                                           -----------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b,c ....................        0.05         0.01         0.01         0.06        (0.06)
   Net realized and unrealized gains (losses) ..........        0.57         1.81         0.70         1.20         1.06
                                                           -----------------------------------------------------------------
Total from investment operations .......................        0.62         1.82         0.71         1.26         1.00
                                                           -----------------------------------------------------------------
Less distributions from:
   Net investment income and short term gains received
     from Underlying Funds .............................       (0.07)       (0.07)       (0.02)       (0.04)          --
   Net realized gains ..................................       (0.42)       (0.38)       (0.19)       (0.05)          --
   Tax return of capital ...............................          --           --           --           --        (0.05)
                                                           -----------------------------------------------------------------
Total distributions ....................................       (0.49)       (0.45)       (0.21)       (0.09)       (0.05)
                                                           -----------------------------------------------------------------
Redemption fees ........................................          -- g         -- g         -- g         -- g         -- g
                                                           -----------------------------------------------------------------
Net asset value, end of year ...........................   $   14.12    $   13.99    $   12.62    $   12.12     $  10.95
                                                           =================================================================

Total return d .........................................        4.49%       14.55%        5.89%       11.50%       10.02%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f ....        1.31%        1.30%        1.31%        1.33%        1.39%
Expenses net of waiver and payments by affiliates f ....        1.16%        1.15%        1.23%        1.33%        1.12%
Net investment income (loss) c .........................        0.32%        0.17%        0.07%        1.21%       (0.51)%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................   $   72,530   $  76,408    $  71,496    $  66,562     $ 44,297
Portfolio turnover rate ................................         1.72%       1.66%        2.49%        1.02%        0.62%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market values of the investments of the Fund.

b     Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e     Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.72% for the year ended December 31, 2007.

g     Amount rounds to less than $0.01 per share.

h     For the period August 1, 2004 to December 31, 2004.

i     For the period August 15, 2003 (commencement of operations) to July 31,
      2004.




COREFOLIO ALLOCATION FUND

                                                           -----------------------------------------------------------------
                                                                                                               PERIOD ENDED
                                                                       YEAR ENDED DECEMBER 31,                   JULY 31,
CLASS C                                                         2007         2006         2005         2004 h     2004 i
                                                           -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................   $   13.96    $   12.61    $   12.11    $   10.94     $  10.00
                                                           -----------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b,c ....................        0.05         0.02         0.01         0.06        (0.05)
   Net realized and unrealized gains (losses) ..........        0.57         1.79         0.71         1.20         1.04
                                                           -----------------------------------------------------------------
Total from investment operations .......................        0.62         1.81         0.72         1.26         0.99
                                                           -----------------------------------------------------------------
Less distributions from:
   Net investment income and short term gains received
     from Underlying Funds .............................       (0.08)       (0.08)       (0.03)       (0.04)          --
   Net realized gains ..................................       (0.42)       (0.38)       (0.19)       (0.05)          --
   Tax return of capital ...............................          --           --           --           --        (0.05)
                                                           -----------------------------------------------------------------
Total distributions ....................................       (0.50)       (0.46)       (0.22)       (0.09)       (0.05)
                                                           -----------------------------------------------------------------
Redemption fees ........................................          -- g         -- g         -- g         -- g         -- g
                                                           -----------------------------------------------------------------
Net asset value, end of year ...........................   $   14.08    $   13.96    $   12.61    $   12.11     $  10.94
                                                           =================================================================

Total return d .........................................        4.50%       14.48%        6.02%       11.49%        9.93%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f ....        1.30%        1.29%        1.29%        1.33%        1.39%
Expenses net of waiver and payments by affiliates f ....        1.16%        1.14%        1.21%        1.33%        1.12%
Net investment income (loss) c .........................        0.33%        0.18%        0.09%        1.21%       (0.51)%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................   $ 181,951    $ 166,688    $ 132,459    $  96,487     $ 73,272
Portfolio turnover rate ................................        1.72%        1.66%        2.49%        1.02%        0.62%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market values of the investments of the Fund.

b     Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e     Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.72% for the year ended December 31, 2007.

g     Amount rounds to less than $0.01 per share.

h     For the period August 1, 2004 to December 31, 2004.

i     For the period August 15, 2003 (commencement of operations) to July 31,
      2004.





COREFOLIO ALLOCATION FUND

                                                           -----------------------------------------------------------------
                                                                                                               PERIOD ENDED
                                                                       YEAR ENDED DECEMBER 31,                   JULY 31,
CLASS R                                                         2007         2006         2005         2004 h     2004 i
                                                           -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................   $   14.07    $   12.69    $   12.18    $   11.00     $ 10.00
                                                           -----------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b,c ....................        0.12         0.09         0.05         0.08       (0.02)
   Net realized and unrealized gains (losses) ..........        0.57         1.81         0.73         1.21        1.08
                                                           -----------------------------------------------------------------
Total from investment operations .......................        0.69         1.90         0.78         1.29        1.06
                                                           -----------------------------------------------------------------
Less distributions from:
   Net investment income and short term gains received
     from Underlying Funds .............................       (0.14)       (0.14)       (0.08)       (0.06)         --
   Net realized gains ..................................       (0.42)       (0.38)       (0.19)       (0.05)         --
   Tax return of capital ...............................          --           --           --           --       (0.06)
                                                           -----------------------------------------------------------------
Total distributions ....................................       (0.56)       (0.52)       (0.27)       (0.11)      (0.06)
                                                           -----------------------------------------------------------------
Redemption fees ........................................          -- g         -- g         -- g         -- g        -- g
                                                           -----------------------------------------------------------------
Net asset value, end of year ...........................   $   14.20    $   14.07    $   12.69    $   12.18     $ 11.00
                                                           =================================================================

Total return d .........................................        5.02%       15.10%        6.43%       11.73%      10.65%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f ....        0.81%        0.80%        0.81%        0.83%       0.89%
Expenses net of waiver and payments by affiliates f ....        0.66%        0.65%        0.73%        0.83%       0.62%
Net investment income (loss) c .........................        0.82%        0.67%        0.57%        1.71%      (0.01)%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................   $   2,602    $   2,534    $   2,190    $   1,944     $ 1,408
Portfolio turnover rate ................................        1.72%        1.66%        2.49%        1.02%       0.62%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market values of the investments of the Fund.

b     Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e     Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.72% for the year ended December 31, 2007.

g     Amount rounds to less than $0.01 per share.

h     For the period August 1, 2004 to December 31, 2004.

i     For the period August 15, 2003 (commencement of operations) to July 31,
      2004.





COREFOLIO ALLOCATION FUND

                                                           -----------------------------------------------------------------
                                                                                                               PERIOD ENDED
                                                                       YEAR ENDED DECEMBER 31,                   JULY 31,
ADVISOR CLASS                                                   2007         2006         2005         2004 h     2004 i
                                                           -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................   $   14.12    $   12.73    $   12.21    $   11.02     $ 10.00
                                                           -----------------------------------------------------------------
Income from investment operations a:
   Net investment income b,c ...........................        0.19         0.15         0.13         0.11        0.04
   Net realized and unrealized gains (losses) ..........        0.58         1.83         0.72         1.21        1.05
                                                           -----------------------------------------------------------------
Total from investment operations .......................        0.77         1.98         0.85         1.32        1.09
                                                           -----------------------------------------------------------------
Less distributions from:
   Net investment income and short term gains received
     from Underlying Funds .............................       (0.22)       (0.21)       (0.14)       (0.08)         --
   Net realized gains ..................................       (0.42)       (0.38)       (0.19)       (0.05)         --
   Tax return of capital ...............................          --           --           --           --       (0.07)
                                                           -----------------------------------------------------------------
Total distributions ....................................       (0.64)       (0.59)       (0.33)       (0.13)      (0.07)
                                                           -----------------------------------------------------------------
Redemption fees ........................................          -- g         -- g         -- g         -- g        -- g
                                                           -----------------------------------------------------------------
Net asset value, end of year ...........................   $   14.25    $   14.12    $   12.73    $   12.21     $ 11.02
                                                           =================================================================

Total return d .........................................        5.53%       15.65%        6.93%       12.09%      10.92%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f ....        0.31%        0.30%        0.31%        0.33%       0.39%
Expenses net of waiver and payments by affiliates f ....        0.16%        0.15%        0.23%        0.33%       0.12%
Net investment income c ................................        1.32%        1.17%        1.07%        2.21%       0.49%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................   $   3,243    $   3,073    $   2,792    $   2,097     $ 1,181
Portfolio turnover rate ................................        1.72%        1.66%        2.49%        1.02%       0.62%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market values of the investments of the Fund.

b     Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d     Total return is not annualized for periods less than one year.

e     Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.72% for the year ended December 31, 2007.

g     Amount rounds to less than $0.01 per share.

h     For the period August 1, 2004 to December 31, 2004.

i     For the period August 15, 2003 (commencement of operations) to July 31,
      2004.





FOUNDING FUNDS ALLOCATION FUND

                                                             ----------------------------------------------------------------------
                                                                                                                      PERIOD ENDED
                                                                            YEAR ENDED DECEMBER 31,                     JULY 31,
CLASS A                                                             2007          2006          2005          2004 h     2004 i
                                                             ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................   $     13.98    $    12.50    $    12.28    $    11.21    $   10.00
                                                             ---------------------------------------------------------------------
Income from investment operations a:
   Net investment income b,c .............................          0.43          0.40          0.37          0.22         0.23
   Net realized and unrealized gains (losses) ............            -- g        1.99          0.40          1.14         1.07
                                                             ---------------------------------------------------------------------
Total from investment operations .........................          0.43          2.39          0.77          1.36         1.30
                                                             ---------------------------------------------------------------------
Less distributions from:
   Net investment income and short term gains received
      from Underlying Funds ..............................         (0.44)        (0.44)        (0.30)        (0.23)       (0.09)
   Net realized gains ....................................         (0.47)        (0.47)        (0.25)        (0.06)          --
                                                             ---------------------------------------------------------------------
Total distributions ......................................         (0.91)        (0.91)        (0.55)        (0.29)       (0.09)
                                                             ---------------------------------------------------------------------
Redemption fees ..........................................            -- g          -- g          -- g          -- g         -- g
                                                             ---------------------------------------------------------------------
Net asset value, end of year .............................   $     13.50    $    13.98    $    12.50    $    12.28    $   11.21
                                                             =====================================================================

Total return d ...........................................          3.12%        19.34%         6.31%        12.16%       13.00%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f ......          0.55%         0.57%         0.58%         0.60%        0.61%
Expenses net of waiver and payments by affiliates f ......          0.50%         0.50%         0.54%         0.60%        0.49%
Net investment income c                                             2.99%         3.00%         2.98%         4.48%        2.16%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................   $10,161,473    $7,288,143    $4,051,695    $1,640,876    $ 882,175
Portfolio turnover rate ..................................          0.73%         0.96%         0.74%         0.37%        0.71%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market values of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.66% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period August 1, 2004 to December 31, 2004.

i For the period August 15, 2003 (commencement of operations) to July 31, 2004.





FOUNDING FUNDS ALLOCATION FUND

                                                                -------------------------------------------------------------
                                                                                                                PERIOD ENDED
                                                                           YEAR ENDED DECEMBER 31,                JULY 31,
CLASS B                                                             2007        2006        2005        2004 h     2004 i
                                                                -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........................   $  13.93    $  12.46    $  12.23    $  11.16     $  10.00
                                                                -------------------------------------------------------------
Income from investment operations a:
   Net investment income b,c ................................       0.35        0.28        0.26        0.19         0.16
   Net realized and unrealized gains (losses) ...............      (0.02)       2.00        0.43        1.13         1.08
                                                                -------------------------------------------------------------
Total from investment operations ............................       0.33        2.28        0.69        1.32         1.24
                                                                -------------------------------------------------------------
Less distributions from:
   Net investment income and short term gains received
      from Underlying Funds .................................      (0.34)      (0.34)      (0.21)      (0.19)       (0.08)
   Net realized gains .......................................      (0.47)      (0.47)      (0.25)      (0.06)          --
                                                                -------------------------------------------------------------
Total distributions .........................................      (0.81)      (0.81)      (0.46)      (0.25)       (0.08)
                                                                -------------------------------------------------------------
Redemption fees .............................................         -- g        -- g        -- g        -- g         -- g
                                                                -------------------------------------------------------------
Net asset value, end of year ................................   $  13.45    $  13.93    $  12.46    $  12.23     $  11.16
                                                                =============================================================

Total return d ..............................................       2.36%      18.53%       5.58%      11.90%       12.39%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f .........       1.22%       1.22%       1.23%       1.25%        1.26%
Expenses net of waiver and payments by affiliates f .........       1.17%       1.15%       1.19%       1.25%        1.14%
Net investment income c .....................................       2.32%       2.35%       2.33%       3.83%        1.51%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .............................   $722,716    $766,452    $688,590    $612,553     $357,282
Portfolio turnover rate .....................................       0.73%       0.96%       0.74%       0.37%        0.71%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market values of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.66% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period August 1, 2004 to December 31, 2004.

i For the period August 15, 2003 (commencement of operations) to July 31, 2004.





FOUNDING FUNDS ALLOCATION FUND

                                                                -------------------------------------------------------------------
                                                                                                                      PERIOD ENDED
                                                                              YEAR ENDED DECEMBER 31,                   JULY 31,
CLASS C                                                               2007          2006          2005        2004 h     2004 i
                                                                -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........................   $    13.78    $    12.36    $    12.23    $  11.16     $  10.00
                                                                -------------------------------------------------------------------
Income from investment operations a:
   Net investment income b,c ................................         0.29          0.31          0.29        0.19         0.17
   Net realized and unrealized gains (losses) ...............         0.05          1.95          0.39        1.13         1.07
                                                                -------------------------------------------------------------------
Total from investment operations ............................         0.34          2.26          0.68        1.32         1.24
                                                                -------------------------------------------------------------------
Less distributions from:
   Net investment income and short term gains received
      from Underlying Funds .................................        (0.36)        (0.37)        (0.30)      (0.19)       (0.08)
   Net realized gains .......................................        (0.47)        (0.47)        (0.25)      (0.06)          --
                                                                -------------------------------------------------------------------
Total distributions .........................................        (0.83)        (0.84)        (0.55)      (0.25)       (0.08)
                                                                -------------------------------------------------------------------
Redemption fees .............................................           -- g          -- g          -- g        -- g         -- g
                                                                -------------------------------------------------------------------
Net asset value, end of year ................................   $    13.29    $    13.78    $    12.36    $  12.23     $  11.16
                                                                ===================================================================

Total return d ..............................................         2.47%        18.50%         5.63%      11.79%       12.40%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f .........         1.22%         1.22%         1.20%       1.25%        1.26%
Expenses net of waiver and payments by affiliates f .........         1.17%         1.15%         1.16%       1.25%        1.14%
Net investment income c .....................................         2.32%         2.35%         2.36%       3.83%        1.51%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .............................   $5,295,157    $3,692,307    $2,075,041    $927,786     $535,778
Portfolio turnover rate .....................................         0.73%         0.96%         0.74%       0.37%        0.71%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market values of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.66% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period August 1, 2004 to December 31, 2004.

i For the period August 15, 2003 (commencement of operations) to July 31, 2004.





FOUNDING FUNDS ALLOCATION FUND

                                                                -----------------------------------------------------------
                                                                                                               PERIOD ENDED
                                                                          YEAR  ENDED DECEMBER 31,               JULY 31,
CLASS R                                                            2007        2006        2005        2004 h     2004 i
                                                                -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........................   $ 13.98     $ 12.50     $ 12.28     $ 11.22     $ 10.00
                                                                ------------------------------------------------------------
Income from investment operations a:
   Net investment income b,c ................................      0.42        0.37        0.33        0.22        0.20
   Net realized and unrealized gains (losses) ...............     (0.01)       1.99        0.42        1.13        1.11
                                                                ------------------------------------------------------------
Total from investment operations ............................      0.41        2.36        0.75        1.35        1.31
                                                                ------------------------------------------------------------
Less distributions from:
   Net investment income and short term gains received
      from Underlying Funds .................................     (0.42)      (0.41)      (0.28)      (0.23)      (0.09)
   Net realized gains .......................................     (0.47)      (0.47)      (0.25)      (0.06)         --
                                                                ------------------------------------------------------------
Total distributions .........................................     (0.89)      (0.88)      (0.53)      (0.29)      (0.09)
                                                                ------------------------------------------------------------
Redemption fees .............................................        -- g        -- g        -- g        -- g        -- g
                                                                ------------------------------------------------------------
Net asset value, end of year ................................   $ 13.50     $ 13.98     $ 12.50     $ 12.28     $ 11.22
                                                                ============================================================

Total return d ..............................................      2.92%      19.15%       6.12%      12.02%      13.09%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f .........      0.72%       0.72%       0.73%       0.75%       0.76%
Expenses net of waiver and payments by affiliates f .........      0.67%       0.65%       0.69%       0.75%       0.64%
Net investment income c .....................................      2.82%       2.85%       2.83%       4.33%       2.01%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .............................   $29,028     $24,435     $17,247     $12,101     $ 5,225
Portfolio turnover rate .....................................      0.73%       0.96%       0.74%       0.37%       0.71%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market values of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.66% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period August 1, 2004 to December 31, 2004.

i For the period August 15, 2003 (commencement of operations) to July 31, 2004.





FOUNDING FUNDS ALLOCATION FUND

                                                                -------------------------------------------------------
                                                                                                           PERIOD ENDED
                                                                      YEAR ENDED DECEMBER 31,                JULY 31,
ADVISOR CLASS                                                      2007       2006       2005   2004 h        2004 i
                                                                -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........................   $ 14.05    $ 12.55    $ 12.32    $11.25     $10.00
                                                                -------------------------------------------------------
Income from investment operations a:
   Net investment income b,c ................................      0.48       0.47       0.39      0.24       0.25
   Net realized and unrealized gains (losses) ...............      0.01       1.98       0.42      1.14       1.09
                                                                -------------------------------------------------------
Total from investment operations ............................      0.49       2.45       0.81      1.38       1.34
                                                                -------------------------------------------------------
Less distributions from:
   Net investment income and short term gains received
      from Underlying Funds .................................     (0.49)     (0.48)     (0.33)    (0.25)     (0.09)
   Net realized gains .......................................     (0.47)     (0.47)     (0.25)    (0.06)        --
                                                                -------------------------------------------------------
Total distributions .........................................     (0.96)     (0.95)     (0.58)    (0.31)     (0.09)
                                                                -------------------------------------------------------
Redemption fees .............................................        -- g       -- g       -- g      -- g       -- g
                                                                -------------------------------------------------------
Net asset value, end of year ................................   $ 13.58    $ 14.05    $ 12.55    $12.32     $11.25
                                                                =======================================================

Total return d ..............................................      3.48%     19.73%      6.63%    12.32%     13.46%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f .........      0.22%      0.22%      0.23%     0.25%      0.26%
Expenses net of waiver and payments by affiliates f .........      0.17%      0.15%      0.19%     0.25%      0.14%
Net investment income c .....................................      3.32%      3.35%      3.33%     4.83%      2.51%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .............................   $46,866    $25,124    $12,535    $7,792     $4,991
Portfolio turnover rate .....................................      0.73%      0.96%      0.74%     0.37%      0.71%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market values of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.66% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period August 1, 2004 to December 31, 2004.

i For the period August 15, 2003 (commencement of operations) to July 31, 2004.





PERSPECTIVES ALLOCATION FUND

                                                                                  ------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
CLASS A                                                                               2007       2006       2005    2004 h
                                                                                  ------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ............................................   $  12.90   $  11.79   $  11.19   $ 10.00
                                                                                  ------------------------------------------
Income from investment operations a:
   Net investment income b,c ..................................................       0.15       0.17       0.16      0.17
   Net realized and unrealized gains (losses) .................................       0.71       1.55       0.73      1.12
                                                                                  ------------------------------------------
Total from investment operations ..............................................       0.86       1.72       0.89      1.29
                                                                                  ------------------------------------------
Less distributions from:
   Net investment income and short term gains received from Underlying Funds ..      (0.16)     (0.19)     (0.13)    (0.07)
   Net realized gains .........................................................      (0.43)     (0.42)     (0.16)    (0.03)
                                                                                  ------------------------------------------
Total distributions ...........................................................      (0.59)     (0.61)     (0.29)    (0.10)
                                                                                  ------------------------------------------
Redemption fees ...............................................................         -- g       -- g       -- g      -- g
                                                                                  ------------------------------------------
Net asset value, end of year ..................................................   $  13.17   $  12.90   $  11.79   $ 11.19
                                                                                  ==========================================

Total return d ................................................................       6.79%     14.69%      7.93%    12.93%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f ...........................       0.68%      0.72%      0.90%     2.31%
Expenses net of waiver and payments by affiliates f ...........................       0.50%      0.50%      0.46%     0.39%
Net investment income c .......................................................       1.09%      1.18%      1.41%     3.78%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...............................................   $228,876   $190,189   $103,348   $16,155
Portfolio turnover rate .......................................................       2.53%      0.98%      0.68%     0.51%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market values of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.74% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period August 2, 2004 to December 31, 2004.





PERSPECTIVES ALLOCATION FUND

                                                                                  ------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
CLASS C                                                                               2007       2006       2005    2004 h
                                                                                  ------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ............................................   $  12.82   $  11.74   $  11.18   $ 10.00
                                                                                  ------------------------------------------
Income from investment operations a:
   Net investment income b,c ..................................................       0.06       0.08       0.09      0.15
   Net realized and unrealized gains (losses) .................................       0.71       1.54       0.72      1.12
                                                                                  ------------------------------------------
Total from investment operations ..............................................       0.77       1.62       0.81      1.27
                                                                                  ------------------------------------------
Less distributions from:
   Net investment income and short term gains received from Underlying Funds ..      (0.08)     (0.12)     (0.09)    (0.06)
   Net realized gains .........................................................      (0.43)     (0.42)     (0.16)    (0.03)
                                                                                  ------------------------------------------
Total distributions ...........................................................      (0.51)     (0.54)     (0.25)    (0.09)
                                                                                  ------------------------------------------
Redemption fees ...............................................................         -- g       -- g       -- g      -- g
                                                                                  ------------------------------------------
Net asset value, end of year ..................................................   $  13.08   $  12.82   $  11.74   $ 11.18
                                                                                  ==========================================

Total return d ................................................................       6.11%     13.92%      7.22%    12.66%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f ...........................       1.34%      1.36%      1.55%     2.96%
Expenses net of waiver and payments by affiliates f ...........................       1.16%      1.14%      1.11%     1.04%
Net investment income c .......................................................       0.43%      0.54%      0.76%     3.13%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...............................................   $ 84,173   $ 68,482   $ 36,568   $ 4,558
Portfolio turnover rate .......................................................       2.53%      0.98%      0.68%     0.51%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market values of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.74% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period August 2, 2004 (commencement of operations) to December 31,
2004.





PERSPECTIVES ALLOCATION FUND

                                                                               ------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                                    2007        2006        2005        2004 h
                                                                               ------------------------------------------------
CLASS R
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................................   $   12.90   $   11.79   $   11.18   $   10.00
                                                                               ------------------------------------------------
Income from investment operations a:
   Net investment income b,c ...............................................        0.11        0.14        0.11        0.15
   Net realized and unrealized gains (losses) ..............................        0.73        1.55        0.77        1.13
                                                                               ------------------------------------------------
Total from investment operations ...........................................        0.84        1.69        0.88        1.28
                                                                               ------------------------------------------------
Less distributions from:
   Net investment income and short term gains received from Underlying
      Funds ................................................................       (0.14)      (0.16)      (0.11)      (0.07)

   Net realized gains ......................................................       (0.43)      (0.42)      (0.16)      (0.03)
                                                                               ------------------------------------------------
Total distributions ........................................................       (0.57)      (0.58)      (0.27)      (0.10)
                                                                               ------------------------------------------------
Redemption fees ............................................................          -- g        -- g        -- g        -- g
                                                                               ------------------------------------------------
Net asset value, end of year ...............................................   $   13.17   $   12.90   $   11.79   $   11.18
                                                                               ================================================

Total return d .............................................................        6.58%      14.49%       7.86%      12.81%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f ........................        0.85%       0.87%       1.05%       2.46%
Expenses net of waiver and payments by affiliates f ........................        0.67%       0.65%       0.61%       0.54%
Net investment income c ....................................................        0.92%       1.03%       1.26%       3.63%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................................   $   1,433   $   1,539   $   1,287   $     260
Portfolio turnover rate ....................................................        2.53%       0.98%       0.68%       0.51%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market values of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.74% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period August 2, 2004 (commencement of operations) to December 31,
2004.




PERSPECTIVES ALLOCATION FUND

                                                                               ------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                                    2007        2006        2005        2004 h
                                                                               ------------------------------------------------
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................................   $   12.93   $   11.81   $   11.19   $   10.00
                                                                               ------------------------------------------------
Income from investment operations a:
   Net investment income b,c ...............................................        0.24        0.22        0.11        0.14
   Net realized and unrealized gains (losses) ..............................        0.68        1.54        0.82        1.16
                                                                               ------------------------------------------------
Total from investment operations ...........................................        0.92        1.76        0.93        1.30
                                                                               ------------------------------------------------
Less distributions from:
   Net investment income and short term gains received from Underlying
      Funds ................................................................       (0.20)      (0.22)      (0.15)      (0.08)
   Net realized gains ......................................................       (0.43)      (0.42)      (0.16)      (0.03)
                                                                               ------------------------------------------------
Total distributions ........................................................       (0.63)      (0.64)      (0.31)      (0.11)
                                                                               ------------------------------------------------
Redemption fees ............................................................          -- g        -- g        -- g        -- g
                                                                               ------------------------------------------------
Net asset value, end of year ...............................................   $   13.22   $   12.93   $   11.81      $11.19
                                                                               ================================================

Total return d .............................................................        7.26%      15.07%       8.31%      13.01%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f ........................        0.35%       0.37%       0.55%       1.96%
Expenses net of waiver and payments by affiliates f ........................        0.17%       0.15%       0.11%       0.04%
Net investment income c ....................................................        1.42%       1.53%       1.76%       4.13%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................................   $   2,804   $   1,931   $   1,104   $     196
Portfolio turnover rate ....................................................        2.53%       0.98%       0.68%       0.51%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market values of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.74% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period August 2, 2004 (commencement of operations) to December 31,
2004.



YOUR ACCOUNT

The board of trustees has approved the termination of offering Class B shares. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. New or additional investments into Class B are not permitted. For Class B shares outstanding on February 28, 2005 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including the associated Rule 12b-1 fee, contingent deferred sales charge and conversion features, will continue.

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. Investors may purchase Class C or Class R shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Investors who have not appointed an investment representative (financial advisor) to existing Class C or Class R share Fund accounts, may not make additional purchases to those accounts but may exchange their shares to a Franklin Templeton fund that offers Class C or Class R shares. Dividend and capital gain distributions may continue to be reinvested in existing Class B, Class C or Class R share Fund accounts. These provisions do not apply to Employer Sponsored Retirement Plans.


     CLASS A         CLASS C        CLASS R           ADVISOR CLASS
     ----------------------------------------------------------------
     o  Initial      o  No         o  No initial      o  See
        sales           initial       sales charge      "Qualified
        charge of       sales                            Investors
        5.75% or        charge                           - Advisor
        less                                             Class"
                                                         below.


     o  Deferred     o  Deferred   o  Deferred
        sales           sales         sales charge
        charge of       charge of     is not
        1% on           1% on         applicable
        purchases       shares you
        of $1           sell
        million or      within 12
        more sold       months
        within 18
        months

     o  Lower        o  Higher     o   Higher
        annual          annual         annual
        expenses        expenses       expenses than
        than Class      than Class     Class A due
        C or R due      A due to       to higher
        to lower        higher         distribution
        distribution    distribution   fees (lower
        fees            fees           than Class C)

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments and the Franklin Mutual Recovery Fund. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.
[End callout]

CLASS A, B, C & R

SALES CHARGES - CLASS A

                              THE SALES CHARGE
                              MAKES UP THIS %    WHICH EQUALS THIS
WHEN YOU INVEST THIS AMOUNT   OF THE OFFERING      % OF YOUR NET
                                   PRICE*           INVESTMENT*
--------------------------------------------------------------------
Under $50,000                       5.75               6.10
$50,000 but under $100,000          4.50               4.71
$100,000 but under $250,000         3.50               3.63
$250,000 but under $500,000         2.50               2.56
$500,000 but under $1               2.00               2.04
million

*The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

SALES CHARGE REDUCTIONS AND WAIVERS

QUANTITY DISCOUNTS. We offer two ways for you to combine your current purchase of Class A Fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This quantity discount information is also available free of charge at www.franklintempleton.com/ retail/jsp_cm/fund_perf/pub/quantity_discount.jsp. This web page can also be reached at franklintempleton.com by clicking the "Funds & Performance" tab and then choosing "Quantity Discounts."


From May 1, 2008 to September 30, 2008, the cumulative quantity discount and letter of intent policies are as follows:


1. CUMULATIVE QUANTITY DISCOUNT - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are shares:

(i) Registered to (or held for):

o     You, individually;

o     Your spouse or domestic partner, as recognized by applicable state law;

o     You jointly with your spouse or domestic partner;

o You jointly with another unrelated (not a spouse or domestic partner) person if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person's separate investments in Franklin Templeton fund shares;

o A trustee/custodian of a Coverdell Education Savings account for which you are the identified responsible person on the records of the "current purchase broker-dealer" (as defined below) or its affiliate;


o A trustee/custodian of your IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b), if the shares are registered with the Fund (or in the current purchase broker-dealer's brokerage account) under your Social Security number or the trustee/custodian is providing IRA custody services for clients of the current purchase broker-dealer as an affiliate of, or under contract with, the firm; or


o Any entity over which you or your spouse or domestic partner have individual or shared authority, as principal, to buy and sell shares for the account (for example, an UGMA/UTMA account for a child on which you or your spouse or domestic partner are the custodian, a trust on which you or your spouse or domestic partner are the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of your spouse or domestic partner] on which you [or your spouse or domestic partner] are the authorized signer); THAT ARE

(ii) in one or more accounts maintained by the transfer agent for the Franklin Templeton funds on which your "current purchase broker-dealer" (as defined below) is the broker-dealer of record or one or more brokerage accounts maintained with your "current purchase broker-dealer." Your current purchase broker-dealer is the broker-dealer (financial advisor) for the Fund account (or brokerage account) that will hold the shares from your current purchase. If you do not select a broker-dealer (financial advisor) for your current purchase, we will consider the distributor of the Fund's shares to be your current purchase broker-dealer for purposes of identifying cumulative quantity discount eligible shares that might be combined with your current purchase.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. You should retain any records necessary to substantiate historical share costs because your current purchase broker-dealer may not have or maintain this information.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your current purchase broker-dealer at the time of your current purchase or any future purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available.

Franklin Templeton fund shares held as follows cannot be combined with your current purchase for purposes of the cumulative quantity discount:

o Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer's brokerage account or with a bank, an insurance company separate account or an investment advisor); or

o Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan); or

o  Shares held in a 529 college savings plan; or

o Shares held directly in a Franklin Templeton fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

2. LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative quantity discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. Please refer to the SAI for more LOI details.
To sign up for these programs, complete the appropriate section of your account application.


Effective October 1, 2008, the cumulative quantity discount and letter of intent policies are as follows:

1. CUMULATIVE QUANTITY DISCOUNT - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are Franklin Templeton fund shares registered to (or held by a financial intermediary for):

o     You, individually;
o Your spouse or domestic partner, as recognized by applicable state law, and your children under the age of 21 (each a "Family Member");
o     You jointly with one or more Family Members;
o You jointly with another person(s) who is(are) not Family Members if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person's separate investments in Franklin Templeton fund shares;
o A trustee/custodian of a Coverdell Education Savings account for which you or a Family Member is the identified responsible person;
o A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b), if the shares are registered/recorded under yours or a Family Member's Social Security number;
o A 529 college savings plan over which you or a Family Member has investment discretion and control;
o Any entity over which you or a Family Member has (have) individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a Family Member is the custodian, a trust on which you or a Family Member is the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of a Family Member] on which you or a Family Member is the authorized signer);
o     A trust established by you or a Family Member as grantor.

Franklin Templeton fund shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement plan such as a 401(k) plan (see definition below) do not qualify for a cumulative quantity discount.

Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint (for example, shares held in a different broker-dealer's brokerage account or with a bank or an investment advisor), it is your responsibility to specifically identify those shares to your financial adviser at the time of your purchase (including at the time of any future purchase). If you have not designated a financial adviser associated with your Franklin Templeton fund shares, it is your responsibility to specifically identify any cumulative quantity discount eligible shares to the Fund's transfer agent at the time of any purchase.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your financial adviser or the Franklin Templeton funds' transfer agent at the time of any purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available since your financial adviser and the Fund generally will not have that information.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. It is your responsibility to retain any records necessary to substantiate historical share costs because neither your current financial adviser nor the Franklin Templeton funds may have or maintain this information.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

2. LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative Quantity Discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. It is your responsibility to tell your financial adviser when you believe you have fulfilled your LOI with sufficient cumulative quantity discount eligible shares. If you have not designated a financial adviser associated with your Franklin Templeton fund shares, it is your responsibility to tell the Funds' transfer agent when you believe you have fulfilled your LOI with sufficient cumulative quantity discount eligible shares. Please refer to the SAI for more LOI details.

To sign up for these programs, complete the appropriate section of your account application.


SALES CHARGE WAIVERS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by certain investors or for certain payments. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the SAI.

INVESTMENTS OF $1 MILLION OR MORE


If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, there is a 1% CDSC on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see "Contingent Deferred Sales Charge (CDSC) - Class A, B & C" below).

DISTRIBUTION AND SERVICE (12B-1) FEES

Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution fees of up to 0.35% per year to those who sell and distribute Class A shares and provide other services to shareholders. As of August 1, 2007, however, the board has determined to reduce the amount allowed to be paid under the Class A distribution plan for each Fund from 0.35% to 0.30%. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


SALES CHARGES - CLASS B - FOUNDING FUNDS ALLOCATION FUND AND COREFOLIO ALLOCATION FUND

IF YOU SELL YOUR SHARES
WITHIN THIS MANY YEARS AFTER    THIS % IS DEDUCTED
BUYING THEM                     FROM YOUR PROCEEDS
                                    AS A CDSC
------------------------------------------------------
1 Year                                    4
2 Years                                   4
3 Years                                   3
4 Years                                   3
5 Years                                   2
6 Years                                   1
7 Years                                   0


There is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see "Contingent Deferred Sales Charge (CDSC) - Class A, B & C" below). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.


DISTRIBUTION AND SERVICE (12B-1) FEES

Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 1% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.

CDSC


There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see "Contingent Deferred Sales Charge (CDSC) - Class A, B & C" below).


DISTRIBUTION AND SERVICE (12B-1) FEES

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 1% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS R

With Class R shares, there is no initial sales charge.

RETIREMENT PLANS

Class R shares are available to the following investors:

o  Employer Sponsored Retirement Plans

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code

o Health Reimbursement Accounts and Health Savings Accounts, either as a direct investment or as a separate or managed account.

DISTRIBUTION AND SERVICE (12B-1) FEES

Class R has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 0.50% per year for the sale of Class R shares and for services provided to shareholders. Because these fees are paid out of Class R's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]


To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see "Exchanging Shares").


REINSTATEMENT PRIVILEGE

If you sell shares of a Franklin Templeton fund that were held indirectly for your benefit in an account with your investment representative's firm or your bank's trust department or that were registered to you directly by the Fund's transfer agent (or, to an affiliated custodian or trustee of the Fund's transfer agent), you may reinvest all or a portion of the proceeds from that sale within 90 days of the sale without an initial sales charge. This Reinstatement Privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or (ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through an Employer Sponsored Retirement Plan that is not a DCS Plan or a non-Franklin Templeton individual or employer sponsored IRA.

In order to take advantage of this Reinstatement Privilege, you must inform your investment representative or the Fund's transfer agent of this privilege at the time of your investment. The proceeds from the earlier sale must also be invested within the same share class as that of the sold shares, except proceeds will be reinvested in Class A shares if the proceeds are from the sale of (i) Class B shares; or (ii) Class C shares or Class R shares if at the time of investment you have not appointed an investment representative (financial advisor) of record for the Fund account(s) in which the purchased shares will be held. Proceeds from the earlier sale of Class Z shares may also be invested in Class A shares under this Reinstatement Privilege.

If you paid a CDSC when you sold your Class A or C shares, we will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment (for example, if you are reinvesting $10,000 within 90 days of an earlier $10,000 sale on which you paid a $100 CDSC, the amount of your reinvestment will equal $10,100). The new shares issued with your reinvestment WILL BE subject to any otherwise applicable CDSC. If, however, you (except Employer Sponsored Retirement Plans) paid a CDSC when you sold (1) Class B shares; or (2) Class C shares held at the time of sale in a Franklin Templeton fund account without an investment representative (financial advisor) appointed by you and invest the proceeds from that sale in Class A shares within 90 days of the sale, you will not be credited with any CDSC paid at the time of sale. In this case, the new Class A shares issued with your reinvestment WILL NOT BE subject to any otherwise applicable CDSC.

Proceeds immediately placed in a Franklin Templeton Bank Certificate of Deposit
(CD) also may be reinvested without an initial sales charge if you reinvest them within 90 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level recordkeeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level recordkeeping related to those DCS services.

QUALIFIED INVESTORS - ADVISOR CLASS

The following investors or investments may qualify to buy Advisor Class shares of the Funds:


o Shares acquired by a financial intermediary that has entered into an agreement with Distributors authorizing the sale of Fund shares, in connection with its mutual fund trading platform, that the intermediary holds, directly or indirectly, on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with any broker-dealer, trust company, registered investment adviser, or investment adviser with assets under management in excess of $100 million that is exempt from federal registration, that is not an affiliate or associated person of the financial intermediary. Minimum initial investment: $50,000 for individual or multiple clients.

o Shares acquired by a financial intermediary that the intermediary holds on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares. No minimum initial investment.


o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.


o Current and former officers, trustees, directors, full-time employees (and, in each case, their family members) of both Franklin Templeton Investments and Franklin Templeton funds, consistent with our then-current policies. Minimum initial investment: $100 ($50 for accounts with an automatic investment plan).


o  Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.:
   (1) under an advisory agreement (including sub-advisory agreements); and/or
   (2) as Trustee of an inter vivos or testamentary trust.

o Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.


o An Employer Sponsored Retirement Plan (Plan) with Plan assets of $1 million or more that is not an Existing DCS Plan. An "Employer Sponsored Retirement Plan" includes (a) an employer sponsored pension or profit sharing plan that qualifies (Qualified Plan) under section 401(a) of the Internal Revenue Code
   (Code), including Code section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA covered 403(b); and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. An "Existing DCS Plan" is an Employer Sponsored Retirement Plan that has contracted on or before May 1, 2006 for participant level recordkeeping with an affiliate of Distributors (the Recordkeeping Affiliate) or with the entity identified in the Recordkeeping Affiliate's small business plan promotional materials. An Existing DCS Plan became eligible to purchase Advisor Class shares on May 1, 2007.


o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code, provided that Distributors or an affiliate of Distributors has entered into a contract with the state sponsor of the program to provide certain services relating to the operation of the program. No initial minimum investment.

o An individual or entity associated with a current customer of Franklin Templeton Institutional, LLC (FTI, LLC) if approved by FTI, LLC in consultation with its customer.


o Unaffiliated U.S. registered mutual funds, including those that operate as "fund of funds." Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Assets held in accounts under the recommendation of an investment consultant provided that (1) assets are held with a firm unaffiliated with the investment consultant's firm; (2) the investment consultant is under a retainer or other similar fee arrangement with its clients; (3) the client is not an individual; and (4) a subsidiary of Franklin Resources, Inc. approves the investment.


BUYING SHARES

MINIMUM INVESTMENTS - CLASS A, C & R
-----------------------------------------------------
                                        INITIAL
-----------------------------------------------------
Regular accounts                        $1,000
-----------------------------------------------------
Automatic investment plans              $50
-----------------------------------------------------
UGMA/UTMA accounts                      $100
-----------------------------------------------------
Employer Sponsored Retirement Plans,    no minimum
SIMPLE-IRAs, SEP-IRAs, SARSEPs or
403(b) plan accounts
-----------------------------------------------------
IRAs, IRA rollovers, Coverdell
Education Savings Plans or Roth IRAs    $250
-----------------------------------------------------

Broker-dealer sponsored wrap account
programs                                no minimum

-----------------------------------------------------
Current and former full-time            $100
employees, officers, trustees and
directors of Franklin Templeton
entities, and their family members
-----------------------------------------------------

Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.

ACCOUNT APPLICATION


If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services"). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.




BUYING SHARES
---------------------------------------------------------------------
                    OPENING AN ACCOUNT     ADDING TO AN ACCOUNT
---------------------------------------------------------------------

THROUGH YOUR
INVESTMENT          Contact your           Contact your investment
REPRESENTATIVE      investment             representative
                    representative
---------------------------------------------------------------------


                    If you have another    Before requesting a
BY PHONE/ONLINE     Franklin Templeton     telephone or online
                    fund account with      purchase into an
(Up to $100,000     your bank account      existing account, please
per shareholder     information on file,   make sure we have your
per day)            you may open a new     bank account information
                    account by phone. At   on file. If we do not
1-800/632-2301      this time, a new       have this information,
                    account may not be     you will need to send
franklintempleton.  opened online.         written instructions
com                                        with your bank's name
                    To make a same day     and address and a voided
NOTE: (1) CERTAIN   investment, your       check or savings account
ACCOUNT TYPES ARE   phone order must be    deposit slip. If the
NOT AVAILABLE FOR   received and accepted  bank and Fund accounts
ONLINE ACCOUNT      by us by 1:00 p.m.     do not have at least one
ACCESS AND (2) THE  Pacific time or the    common owner, your
AMOUNT MAY BE       close of the New York  written request must be
HIGHER FOR MEMBERS  Stock Exchange,        signed by ALL fund AND
OF FRANKLIN         whichever is earlier.  bank account owners, and
TEMPLETON VIP                              each individual must
SERVICESTM. PLEASE                         have his or her
SEE "FRANKLIN                              signature guaranteed.
TEMPLETON VIP
SERVICESTM" UNDER                          To make a same day
"INVESTOR                                  investment, your phone
SERVICES" FOR MORE                         or online order must be
INFORMATION                                received and accepted by
REGARDING                                  us by 1:00 p.m. Pacific
ELIGIBILITY.                               time or the close of the
                                           New York Stock Exchange,
                                           whichever is earlier.


---------------------------------------------------------------------
                    Make your check        Make your check payable
                    payable to the Fund.   to the Fund. Include
                                           your account number on
BY MAIL             Mail the check and     the check.
                    your signed
                    application to         Fill out the deposit
                    Investor Services.     slip from your account
                                           statement. If you do not have a slip,
                                           include a note with your name, the
                                           Fund name, and your account number.

                                           Mail the check and deposit slip or
                                           note to Investor Services.
---------------------------------------------------------------------
                    Call to receive a      Call to receive a wire
                    wire control number    control number and wire
                    and wire               instructions.
                    instructions.
BY WIRE                                    To make a same day wire
                    Wire the funds and     investment, the wired
1-800/632-2301      mail your signed       funds must be received
(or 1-650/312-2000  application to         and accepted by us by
collect)            Investor Services.     1:00 p.m. Pacific time
                    Please include the     or the close of the New
                    wire control number    York Stock Exchange,
                    or your new account    whichever is earlier.
                    number on the
                    application.

                    To make a same day wire
                    investment, the wired
                    funds must be received
                    and accepted by us by
                    1:00 p.m. Pacific time
                    or the close of the
                    New York Stock Exchange,
                    whichever is earlier.
---------------------------------------------------------------------


                    Call Shareholder       Call Shareholder
                    Services at            Services at
                    1-800/632-2301, or     1-800/632-2301, or send
BY EXCHANGE         send signed written    signed written
                    instructions.   You    instructions. You also
franklintempleton.  also may place an      may place an online
com                 online exchange        exchange order.
                    order. The automated
                    telephone system       (Please see "Exchanging
                    cannot be used to      Shares" for more
                    open a new account.    information on
                                           exchanges.)

                    (Please see "Exchanging
                    Shares" for more
                    information on exchanges.)
---------------------------------------------------------------------

                      Franklin Templeton Investor Services
                   P.O. Box 997151, Sacramento, CA 95899-7151
                         Call toll-free: 1-800/632-2301
          (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
   or visit us online 24 hours a day, 7 days a week, at franklintempleton.com


INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN

This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION


You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.


AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

Shareholder Services      1-800/632-2301
Advisor Services          1-800/524-4040
Retirement Services       1-800/527-2020

DISTRIBUTION OPTIONS


You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.


If you received a distribution and chose to return it to purchase additional shares in Class A shares of another Franklin Templeton fund, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.

[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. Advisor Class shareholders may reinvest in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must be a current shareholder in Advisor Class or otherwise qualify to buy that fund's Advisor Class shares. DCS Plans may direct distributions to Class A shares if Class R shares are not offered by that fund.

RETIREMENT PLANS

Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

FRANKLIN TEMPLETON VIP SERVICES(TM)

You may be eligible for Franklin Templeton VIP ServicesTM if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP ServicesTM shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and a Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect a Fund against potential claims based on the instructions received.


The amount may be higher for members of Franklin Templeton VIP ServicesTM. Please see "Franklin Templeton VIP ServicesTM" above for more information regarding eligibility.


SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency.

RETIREMENT PLANS

You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES
-----------------------------------------------------------------------------
                       TO SELL SOME OR ALL OF YOUR SHARES
-----------------------------------------------------------------------------


THROUGH YOUR          Contact your investment representative
INVESTMENT
REPRESENTATIVE
-----------------------------------------------------------------------------
                      Send written instructions and endorsed share certificates
                      (if you hold share certificates) to Investor Services.
BY MAIL               Corporate, partnership or trust accounts may need to
                      send additional documents.

                      Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                      A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.
-----------------------------------------------------------------------------


                      As long as your transaction is for
                      $100,000 or less, you do not hold share
BY PHONE/ONLINE       certificates and you have not changed your
                      address by phone or online within the last
1-800/632-2301        15 days, you can sell your shares by phone
                      or online. The amount may be higher for
franklintempleton.com members of Franklin Templeton VIP Services(TM).
                      Please see "Franklin Templeton VIP Services(TM)" above for more information regarding eligibility.


                      A check will be mailed to the name(s) and address on the account, or a pre-authorized secondary address. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.
------------------------------------------------------------------
                      You can call, write, or visit us online to have redemption proceeds sent to a bank account. See the policies at left for selling shares by mail, phone, or online.

BY ELECTRONIC FUNDS   Before requesting to have redemption
TRANSFER (ACH)        proceeds sent to a bank account, please
                      make sure we have your bank account information on file.
                      If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, you must provide written instructions signed by ALL fund AND bank account owners, and each individual must have his or her signature guaranteed.

                      If we receive your request in proper form by 1:00 p.m. Pacific time, proceeds sent by ACH generally will be available within two to three business days.
------------------------------------------------------------------
                      Obtain a current prospectus for the fund you are considering. Prospectuses are available online at franklintempleton.com.
BY EXCHANGE
                      Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

                      If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.
------------------------------------------------------------------

                      Franklin Templeton Investor Services
                   P.O. Box 997151, Sacramento, CA 95899-7151
                         Call toll-free: 1-800/632-2301
          (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
              or visit us online 24 hours a day, 7 days a week, at
                             franklintempleton.com


EXCHANGING SHARES

EXCHANGE PRIVILEGE

CLASS A, B, C & R

You can exchange shares between most Franklin Templeton funds within the same class,* generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund or another fund that does not have a sales charge, a sales charge may apply no matter how long you have held the shares.

Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

DCS Plans may exchange Class R shares for Class A shares of another Franklin Templeton fund if that fund does not offer Class R shares.


*Class Z shareholders of Franklin Mutual Series Funds may exchange into Class A without any sales charge.


ADVISOR CLASS


You can exchange your Advisor Class shares for Advisor Class shares of other Franklin Templeton funds. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Funds.


*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you are a current shareholder in Advisor Class or you otherwise qualify to buy the fund's Advisor Class shares.

ALL CLASSES

The remainder of the "Exchanging Shares" section applies to all classes.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

REJECTED EXCHANGES. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of a Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. Each Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY

The Funds' board of trustees has adopted the following policies and procedures with respect to market timing (Market Timing Trading Policy).


MARKET TIMING GENERALLY. Each Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as "market timing." It intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund administrator or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.


MARKET TIMING CONSEQUENCES. If information regarding your trading activity in each Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's administrator or transfer agent and based on that information the Fund or its administrator or transfer agent in its sole discretion concludes that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).


In considering an investor's trading activity, a Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by asset allocators" in the Statement of Additional Information).


MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this Market Timing Trading Policy whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary (such as a broker-dealer, a bank, trust company, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan) that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While a Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, each Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, imposing the Fund's redemption fee and monitoring trading activity for what might be market timing, a Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to a Fund's Market Timing Trading Policy.


RISKS FROM MARKET TIMERS. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.


In addition, if the nature of the underlying funds' portfolio holdings exposes the underlying funds to "arbitrage market timers," the value of the underlying funds' shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share. Since some of the underlying funds invest significantly in foreign securities, they may be particularly vulnerable to arbitrage market timing which may indirectly impact the Funds. Arbitrage market timing in foreign investments may occur because of time zone differences between the foreign markets on which the underlying funds' international portfolio securities trade and the time as of which the underlying funds' NAVs are calculated. Arbitrage market timers may purchase shares of the underlying funds based on events occurring after foreign market closing prices are established, but before calculation of the underlying funds' NAV. One of the objectives of the underlying funds' fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see "Valuation - Foreign Securities - Potential Impact of Time Zones and Market Holidays").

Since some of the underlying funds may invest significantly in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid ("relatively illiquid securities"), they may be particularly vulnerable to arbitrage market timing which may indirectly impact the Funds. An arbitrage market timer may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the underlying funds' net asset value and the latest indications of market values for those securities. One of the objectives of the underlying funds' fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see "Fair Valuation - Individual Securities").

The underlying funds are currently using several methods to reduce the risks associated with market timing. These methods include:

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the underlying funds' Market Timing Trading Policy;
o   imposing a redemption fee for short-term trading;
o monitoring potential price differentials following the close of trading in foreign markets and changes in indications of value for relatively illiquid traded securities to determine whether the application of fair value pricing procedures is warranted;
o seeking the cooperation of financial intermediaries to assist the underlying funds in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, each Fund seeks to make judgments and applications that are consistent with the interests of a Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be minimized or completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of each Fund's Market Timing Trading Policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund following receipt by the Fund.

REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee will be imposed (with some exceptions) on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if imposed after the redemption transaction, by billing you.


This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund administrator or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.


REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of a Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin imposing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

WAIVER/EXCEPTIONS/CHANGES. Each Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of a shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, each Fund is very limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to impose or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.


INVOLUNTARY REDEMPTIONS. Each Fund reserves the right to close your account if the account value falls below $500 ($50 for employee and UGMA/UTMA accounts), or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing).


ACCOUNT POLICIES

CALCULATING SHARE PRICE

CLASS A, B, C & R

When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.

When you sell shares, you receive the NAV minus any applicable CDSC.

ALL CLASSES

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total net asset value of each fund's share class by the applicable number of shares outstanding per share class.

Each Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values shares of the underlying funds at the underlying funds' respective NAV. Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.


The underlying funds' NAV is based on the assets of the underlying fund. The underlying funds value cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The underlying funds generally utilize two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange, the underlying funds value those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The underlying funds value over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the fund values them according to the broadest and most representative market.


Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. The underlying funds rely on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs, the third party pricing vendors will provide revised values to an underlying fund.

FAIR VALUATION - INDIVIDUAL SECURITIES

Since some of the underlying funds may invest in securities that are restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid, there is the possibility of a differential between the last available market prices for one or more of those securities and the latest indications of market values for those securities. The underlying funds have procedures, approved by their boards, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The underlying fund's boards oversee the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the underlying funds could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the underlying funds determines their NAV per share.

SECURITY VALUATION - CORPORATE DEBT SECURITIES

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The underlying funds may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services to assist in determining a current market value for each security. The underlying funds' pricing services may utilize independent quotations from bond dealers and bond market activity to determine current value.

SECURITY VALUATION - OPTIONS


The underlying funds value portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option an underlying fund holds is its last sale price on the relevant exchange before the underlying fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the underlying fund values options within the range of the current closing bid and ask prices if the underlying fund believes the valuation fairly reflects the contract's market value.

VALUATION - FOREIGN SECURITIES - COMPUTATION OF U.S. EQUIVALENT VALUE

The underlying funds generally determine the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 1:00 p.m. Pacific time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the underlying fund's board.


SECURITY VALUATION - FOREIGN SECURITIES - POTENTIAL IMPACT OF TIME ZONES AND MARKET HOLIDAYS

Trading in securities on foreign securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed well before the close of business on the NYSE on each day that the NYSE is open. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by an underlying fund. As a result, the underlying fund may be susceptible to what is referred to as "time zone arbitrage." Certain investors in the underlying fund may seek to take advantage of discrepancies in the value of the underlying fund's portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the underlying fund's NAV is computed. Trading by these investors, often referred to as "arbitrage market timers," may dilute the value of the underlying fund's shares, if such discrepancies in security values actually exist. To attempt to minimize the possibilities for time zone arbitrage, and in accordance with procedures established and approved by the underlying fund's board, the manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds).


These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the close of the NYSE. If such an event occurs, the foreign securities may be valued using fair value procedures established and approved by the underlying fund's board. In certain circumstances these procedures include the use of independent pricing services. The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of an underlying fund's portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in underlying fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE, and on which the underlying fund's NAV is not calculated. Thus, the calculation of each underlying fund's NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation. If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the underlying fund's fair value procedures established and approved by the underlying fund's board.

ACCOUNTS WITH LOW BALANCES

If your account has been open for more than one year and its value falls below $500 ($125 for individual retirement accounts; $50 for employee and UGMA/UTMA accounts), we will mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we will close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason. This policy does not apply to: (1) certain broker-controlled accounts established through the National Securities Clearing Corporation's Networking system; and,
(2) accounts in Class B and Class A accounts established pursuant to a conversion from Class B.


STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Funds' financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.


If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Investor Services - Telephone/Online Privileges").


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Distributors. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow a Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

ADDITIONAL POLICIES

Please note that each Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.
o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the administrator determines it is in the best interest of the Fund, consistent with applicable law.

o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION

CLASS A, B, C & R

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Distributors from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Funds and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder servicing and transfer agent" in the SAI. These fees are paid by a Fund's transfer agent from payments it receives under its agreement with the Fund.

                             CLASS A    CLASS B    CLASS C    CLASS R
-------------------------------------------------------------------------
COMMISSION (%)               ---        ---        1.00(4)    ---
Investment under $50,000     5.00       ---        ---        ---
$50,000 but under $100,000   3.75       ---        ---        ---
$100,000 but under $250,000  2.80       ---        ---        ---
$250,000 but under $500,000  2.00       ---        ---        ---
$500,000 but under $1        1.60       ---        ---        ---
million
$1 million or more           up to      ---        ---        ---
                             1.00(1)
12B-1 FEE TO DEALER          0.251,2     0.25(3)   1.00(5)    0.50


No dealer commission will be paid on Class A NAV purchases by Employer Sponsored Retirement Plans.


If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by the Fund's administrator or transfer agent that the purchase may be connected with trading activity that may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.

1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

2. The Fund may pay up to 0.30% to Distributors or others, out of which 0.05% generally will be retained by Distributors for its distribution expenses.

3. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
4. Commission includes advance of the first year's 0.25% 12b-1 service fee. Distributors may pay a prepaid commission. However, Distributors does not pay a prepaid commission on any purchases by Employer Sponsored Retirement Plans.
5. Dealers may be eligible to receive up to 0.25% at the time of purchase and may be eligible to receive 1% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.


OTHER DEALER COMPENSATION. Distributors may make payments from its own financial resources to certain dealers who have sold shares of the Franklin Templeton mutual funds. In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds, and 0.05% (or 0.03%) of the total assets of equity (or fixed income) funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in a Fund by non-U.S. persons, may exceed this limitation. Distributors makes these payments in connection with the qualifying dealers' efforts to educate financial advisors about the Franklin Templeton funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments.

To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, Distributors may pay or allow other promotional incentives or payments to dealers.


Sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You should ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.

ADVISOR CLASS

Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Distributors from its own resources.

QUESTIONS


If you have any questions about a Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-7151. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                        HOURS (PACIFIC TIME,
DEPARTMENT NAME       TELEPHONE NUMBER  MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------
SHAREHOLDER SERVICES  1-800/632-2301    5:30 a.m. to 5:00 p.m.
FUND INFORMATION      1-800/DIAL BEN(R) 5:30 a.m. to 5:00 p.m.
                      (1-800/342-5236)
RETIREMENT SERVICES   1-800/527-2020    5:30 a.m. to 5:00 p.m.
ADVISOR SERVICES      1-800/524-4040    5:30 a.m. to 5:00 p.m.
INSTITUTIONAL         1-800/321-8563    6:00 a.m. to 4:00 p.m.
SERVICES
TDD (HEARING          1-800/851-0637    5:30 a.m. to 5:00 p.m.
IMPAIRED)
AUTOMATED TELEPHONE   1-800/632-2301    (around-the-clock
SYSTEM                1-800/524-4040    access)
                      1-800/527-2020

FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.

You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/551-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN TEMPLETON INVESTMENTS logo] One Franklin Parkway, San Mateo, CA 94403-1906 1-800/DIAL BEN(R) (1-800/342-5236) TDD (Hearing Impaired)
1-800/851-0637 FRANKLINTEMPLETON.COM

GAIN FROM OUR PERSPECTIVE(R)





2281            Investment Company Act file #811-07851             FAS2 P 05/08









MAY 1, 2008


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS CLASS A, C, R & ADVISOR

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

FRANKLIN TEMPLETON 2015 RETIREMENT TARGET FUND
FRANKLIN TEMPLETON 2025 RETIREMENT TARGET FUND
FRANKLIN TEMPLETON 2035 RETIREMENT TARGET FUND
FRANKLIN TEMPLETON 2045 RETIREMENT TARGET FUND























[Insert FRANKLIN TEMPLETON INVESTMENTS logo]




CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]


Goal and Strategies                         2

Main Risks                                  5

Information about the Underlying
Franklin Templeton Funds                    7

Performance                                32

Fees and Expenses                          41

Management                                 45

Distributions and Taxes                    54

Financial Highlights                       59


YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]


Choosing a Share Class                     76

Buying Shares                              89

Investor Services                          92

Selling Shares                             96

Exchanging Shares                          99

Account Policies                          107

Questions                                 118


FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover

THE FUNDS

GOAL AND STRATEGIES

Each Fund's investment goal is to seek the highest level of long-term total return consistent with its asset allocation. Each Fund's investment goal is non-fundamental and therefore may be changed by the Trust's board of trustees without shareholder approval.

Total return consists of both capital appreciation and income, with each Fund gradually placing an increasing emphasis on income as the target date, as indicated in its name, approaches.

[Begin callout]
The Funds' assets are allocated among the broad asset classes of equity, fixed-income and short-term investments through distinctly weighted combinations of Franklin Templeton mutual funds.
[End callout]

MAIN INVESTMENT STRATEGIES

The manager allocates each Fund's assets among the broad asset classes of equity, fixed-income and short-term (money market) investments by investing in a distinctly weighted combination of Franklin Templeton mutual funds (underlying funds). These underlying funds, in turn, invest in a variety of U.S. and foreign equity, fixed-income and money market securities. The investment policies of the various underlying funds are described in the section called "Information about the Underlying Franklin Templeton Funds."

Each Fund employs an asset allocation strategy designed for investors with an approximate retirement year (target date) as indicated in the Fund's name (or otherwise targeted date to begin using the invested funds). Following is a general guide the manager uses in allocating each of the Fund's assets among the broad asset classes. These percentages may be changed from time to time by the Funds' manager without the approval of shareholders.


                              SHORT-TERM   EQUITY      FIXED-INCOME
FUND NAME                    INVESTMENTS    FUNDS         FUNDS
2045 Retirement Target Fund      0%         100%           0%
2035 Retirement Target Fund      1%          95%           4%
2025 Retirement Target Fund      4%          81%          15%
2015 Retirement Target Fund      8%          65%          27%


Each Fund's target asset allocation gradually changes over time, becoming increasingly conservative as the stated target date draws near. For example, for a Fund furthest from its stated target date, its allocation to equity fund asset classes will be relatively high so that investors with longer investment horizons can benefit from the long-term growth potential of that asset class. As the Fund's stated target date approaches, its allocation to these equity funds will begin to decline, while its allocations to fixed income and/or short-term investments begin to increase. As a result, the Fund's asset mixes will become more conservative each year; gradually approaching an allocation similarly aligned with the asset allocation strategy of the Franklin Templeton Conservative Target Fund, an asset allocation fund designed for investors seeking the highest level of long-term total return consistent with a lower level of risk. Once the Fund's asset allocation closely corresponds with the Franklin Templeton Conservative Target Fund, management is expected to recommend and the Fund's board may approve combining the Fund with the Franklin Templeton Conservative Target Fund. If the combination is approved and applicable regulatory requirements are met, the Fund's shareholders would then become shareholders of the Franklin Templeton Conservative Target Fund. Shareholders will be provided with additional information at that time, including information pertaining to any tax consequences of the combination. The approximate allocation of the Franklin Templeton Conservative Target Fund is 40% equity funds, 40% fixed-income funds and 20% short-term investments.

When selecting equity funds, the manager considers the underlying funds' foreign and domestic exposure, market capitalization ranges, and investment style (growth vs. value). When selecting fixed-income funds, the manager focuses primarily on maximizing income, appropriate to each Fund's specific risk profile.

In evaluating the risk level of the underlying funds, the manager analyzes such factors as: (a) relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and (b) their volatility (the variability of returns from one period to the next).

The manager attempts to invest the assets of each Fund in the same underlying funds and will vary the underlying funds' allocation percentages based upon each Fund's risk/return level. No more than 25% of each Fund's assets may be invested in any one underlying fund, except that each of the Funds may invest up to 50% of its total assets in Franklin Limited Maturity U.S. Government Securities Fund and Franklin U.S. Government Securities Fund.

TEMPORARY INVESTMENTS


When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of each Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market fund shares, money market instruments and short-term debt securities. In these circumstances, a Fund may be unable to achieve its investment goal.


MAIN RISKS

ASSET ALLOCATION

A Fund's ability to achieve its investment goal depends upon the manager's skill in determining the Fund's asset allocation mix and selecting underlying funds. There is the possibility that the manager's evaluations and assumptions regarding asset classes and underlying funds will not successfully achieve high long-term total return in view of actual market trends.

[Begin callout]
The value of an investment in a Fund is based primarily on the performance of, and its allocation among, the underlying funds. Because the prices of the underlying funds' securities fluctuate with market conditions (the range of fluctuation depends upon the types of securities an underlying fund owns and the markets in which they trade), the value of your investment will go up and down. You could lose money.
[End callout]

EQUITY FUNDS

If a Fund invests in an underlying stock fund, its returns will fluctuate with changes in the stock market. Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by an underlying fund.


FIXED-INCOME FUNDS

If a Fund invests in an underlying bond fund, its returns will fluctuate with changes in interest rates. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes. Other factors may also affect the market price and yield of debt securities, including investor demand, changes in the financial condition of issuers of debt securities, and domestic and worldwide economic conditions.

FLOATING RATE INTEREST FUND

If a Fund invests in an underlying floating rate interest fund, its returns will fluctuate with changes in the interest rate of the loans as well as the risk of default on interest and principal payments. In the event that a nonpayment occurs, the value of that obligation likely will decline. In turn, the net asset value of the fund's shares also will decline.

More detailed information about the Funds and their policies and risks can be found in the Funds' Statement of Additional Information (SAI). More detailed information about the underlying funds and their associated risks may be found under "Information about the Underlying Franklin Templeton Funds" in this prospectus and in the SAI.

A description of the Funds' policies and procedures regarding the release of portfolio holdings information is also available in the Funds' SAI.
Portfolio holdings information can be viewed online at franklintempleton.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

INFORMATION ABOUT THE UNDERLYING
FRANKLIN TEMPLETON FUNDS

The following briefly describes the investment goals and strategies of the underlying Franklin Templeton funds. The manager may select additional underlying funds for investment (without the approval of shareholders).

UNDERLYING EQUITY FUNDS



FRANKLIN CAPITAL GROWTH FUND - The fund principally seeks capital appreciation; secondarily it seeks to provide current income return through the receipt of dividends or interest from its investments. The fund invests primarily in equity securities of companies that trade on a securities exchange or in the over-the-counter market. The manager focuses on companies it believes are positioned for above-average growth in revenues, earnings or assets and also considers sectors that have growth potential and fast growing, innovative companies within these sectors. The fund, from time to time, may have significant positions in particular sectors such as technology.


FRANKLIN FLEX CAP GROWTH FUND - The fund seeks capital appreciation by investing predominantly in equity securities of companies that the manager believes have the potential for capital appreciation. The fund has the flexibility to invest in companies located, headquartered, or operating inside and outside the United States, across the entire market capitalization spectrum from small, emerging growth companies to well-established, large-cap companies. A substantial portion of the fund's investments may be in smaller and mid-size companies. The fund, from time to time, may have significant positions in particular sectors such as technology (including electronic technology, technology services, biotechnology and healthcare technology).

FRANKLIN GLOBAL REAL ESTATE FUND - The fund seeks high total return by investing at least 80% of its net assets in securities of companies located anywhere in the world that operate in the real estate sector. For purposes of the fund's investments, companies operating in the real estate industry include: real estate investment trusts (REITs) and similar REIT-like entities domiciled outside the U.S.; companies qualifying under U.S. federal tax law as REITs; and companies that derive at least half of their assets or revenues from ownership or management of residential, commercial or industrial real estate (such as real estate operating or service companies).

FRANKLIN GOLD AND PRECIOUS METALS FUND - The fund principally seeks capital appreciation; secondarily, it seeks to provide current income through dividends or interest received from its investments. The fund invests at least 80% of its net assets in securities of gold and precious metals operation companies. Gold and precious metals operation companies include companies that mine, process, or deal in gold or other precious metals, such as silver, platinum and palladium, including mining finance and exploration companies as well as operating companies with long-, medium-, or short-life mines.

FRANKLIN GROWTH FUND - The fund seeks capital appreciation by investing substantially in the equity securities of companies that are leaders in their industries. In selecting securities, the manager considers many factors, including: historical and potential growth in revenues and earnings; assessment of strength and quality of management; and determination of a company's strategic positioning in its industry. The fund may have significant positions in particular sectors, such as technology (including computers and telecommunications), health care (including biotechnology) and producer manufacturing.

FRANKLIN GROWTH OPPORTUNITIES FUND - The fund seeks capital appreciation by investing substantially in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential as compared with the overall economy. The fund, from time to time, may have significant positions in particular sectors such as technology (including electronic technology, technology services, biotechnology and healthcare technology).

FRANKLIN MICROCAP VALUE FUND - The fund seeks high total return (capital appreciation and income) by investing at least 80% of its net assets in investments of microcap companies. For purposes of this investment strategy, microcap companies are those with market capitalizations (share price times the number of shares of common stock outstanding) under $400 million at the time of purchase. The fund generally invests in equity securities of companies that the fund's manager believes are currently undervalued and have the potential for capital appreciation. The equity securities of a company bought by the fund will typically be purchased at low prices relative to book value. In addition to book value, the manager may consider a variety of other factors in choosing an investment, such as quality of management, ownership of valuable franchises, trademarks or trade names, control of distribution networks, underutilized assets and market share for particular products, and other factors that may identify the issuer as a potential turnaround candidate or takeover target.


FRANKLIN NATURAL RESOURCES FUND - The fund seeks to provide high total return by investing at least 80% of its net assets in the equity and debt securities of companies in the natural resources sector. For the fund's investment purposes, the natural resources sector includes companies that own, produce, refine, process, transport and market natural resources and companies that provide related services. The sector includes, for example, the following industries: integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, base metal production, forest products, farming products, paper products, chemicals, building materials, coal, alternative energy sources and environmental services.

FRANKLIN REAL ESTATE SECURITIES FUND - The fund seeks to maximize total return by investing at least 80% of its net assets in equity securities of companies operating in the real estate industry. For purposes of the fund's investments, companies operating in the real estate industry include: those qualifying under federal tax laws as real estate investment trusts (REITs); and those that derive at least half of their assets or revenues from the ownership, construction, management, or sale of residential, commercial or industrial real estate (such as real estate operating or service companies, homebuilders, lodging providers and developers).


FRANKLIN SMALL CAP GROWTH FUND - The fund seeks long-term capital growth by investing at least 80% of its net assets in the equity securities of small cap companies. For purposes of the fund's investments, small cap companies are those companies with market capitalizations not exceeding (i) $1.5 billion or (ii) the highest market capitalization in the Russell 2000 Index, whichever is greater, at the time of purchase. The manager may continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company's market capitalization exceeds these small cap measures.


FRANKLIN SMALL CAP VALUE FUND - The fund seeks long-term total return by investing at least 80% of its net assets in investments of small capitalization companies. Small capitalization companies are companies with market capitalizations (the total market value of a company's outstanding stock) under $3.5 billion at the time of purchase. The fund generally invests in equity securities that the fund's manager believes are currently undervalued and have the potential for capital appreciation. In choosing investments that are undervalued, the manager focuses on companies that have one or more of the following: low stock price relative to current or historical or future earnings, book value, cash flow or sales all relative to the market, a company's industry or a company's earnings history; suffered recent sharp price declines but, in the manager's opinion, have potential for good long-term earnings prospects; or valuable intangibles not reflected in the stock price, such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, or patents and trademarks.


FRANKLIN SMALL-MID CAP GROWTH FUND - The fund seeks long-term capital growth by investing at least 80% of its net assets in the equity securities of small cap and mid cap companies. For purposes of the fund's investments, small cap companies are companies within the market capitalization range of companies in the Russell 2500(TM) Index, at the time of purchase, and mid cap companies are companies within the market capitalization range of companies in the Russell Midcap(R) Index, at the time of purchase. The manager may continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company's market capitalization exceeds these small and mid cap measures. The fund, from time to time, may have significant positions in particular sectors such as technology (including health technology and electronic technology).


FRANKLIN TECHNOLOGY FUND - The fund seeks capital appreciation by investing at least 80% of its net assets in securities of companies expected to benefit from the development, advancement, and use of technology. These may include, for example, companies in the following areas: semiconductors, semiconductor fabrication equipment and precision instruments; computer software; information technology services; computing hardware; peripherals and electronic components; telecommunications; health technology and biotechnology; aerospace and defense technologies; and media and information services.

FRANKLIN UTILITIES FUND - The fund seeks capital appreciation and current income by investing at least 80% of its net assets in the securities of public utilities companies. These are companies that provide electricity, natural gas, water, and communications services to the public and companies that provide services to public utilities companies.


MUTUAL DISCOVERY FUND - The fund seeks capital appreciation by investing primarily in equity securities (including securities convertible into, or that the manager expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the fund invests primarily in undervalued securities, and, to a lesser extent, in risk arbitrage securities and distressed companies. The fund invests the equity portion of its portfolio substantially (up to 66%) in mid- and large cap companies and may invest a significant portion of its equity portfolio in small-cap companies. The fund expects to invest substantially and may invest up to 100% of its assets in foreign securities.


MUTUAL EUROPEAN FUND - The fund principally seeks capital appreciation, which may occasionally be short-term; its secondary goal is income. The fund invests at least 80% of its net assets in securities of European companies that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the fund invests primarily in undervalued securities, and, to a lesser extent, in risk arbitrage securities and distressed companies. The fund defines European companies as issuers (i) organized under the laws of, or (ii) whose principal business operations are located in, or (iii) who earn at least 50% of their revenue from, European countries. For purposes of the fund's investments, European countries means all of the countries that are members of the European Union, the United Kingdom, Scandinavia, Eastern and Western Europe, and those regions of Russia and the former Soviet Union that are considered part of Europe.

MUTUAL FINANCIAL SERVICES FUND - The fund principally seeks capital appreciation, which may occasionally be short-term; its secondary goal is income. The fund invests at least 80% of its net assets in securities of financial services companies that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the fund invests primarily in undervalued securities, and, to a lesser extent, in risk arbitrage securities and distressed companies. Financial services companies are companies that, in the manager's view, derive at least 50% of their assets or revenues from the creation, purchase and sale of financial instruments or services, or devote at least 50% of their assets to this objective. These companies include banks, savings and loan organizations, credit card companies, brokerage firms, finance companies (some of which may be structured as real estate investment trusts), sub-prime lending institutions, investment advisors, investment companies and insurance companies.

MUTUAL SHARES FUND - The fund principally seeks capital appreciation, which may occasionally be short-term; its secondary goal is income. The fund invests primarily in equity securities (including securities convertible into, or that the manager expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the fund invests primarily in undervalued securities, and, to a lesser extent, in risk arbitrage securities and distressed companies. The equity portion of the fund's investments is predominantly mid- and large cap companies. The fund may invest a significant portion (up to 35%) of its assets in foreign securities.

TEMPLETON CHINA WORLD FUND - The fund seeks long-term capital appreciation by investing at least 80% of its net assets in securities of "China companies." For purposes of the fund's investments, China companies are those:

o that are organized under the laws of, or with a principal office in, the People's Republic of China (China), Hong Kong or Taiwan; or

o   for which the principal trading market is in China, Hong Kong or Taiwan;
    or

o that derive at least 50% of their revenues from goods or services sold or produced, or have at least 50% of their assets, in China.


TEMPLETON DEVELOPING MARKETS TRUST - The fund seeks long-term capital appreciation by investing at least 80% of its net assets in securities of developing market countries. For purposes of the fund's investments, developing market countries include: those considered to be developing by the World Bank, the International Finance Corporation, the United Nations, or the countries' authorities; or countries with a stock market capitalization of less than 3% of the Morgan Stanley Capital International World Index. These countries typically are located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. For purposes of the fund's investments, developing market companies are those: whose principal securities trading markets are in developing market countries; that derive 50% or more of their total revenue from either goods or services produced or sales made in developing market countries; that have 50% or more of their assets in developing market countries; that are linked to currencies of developing market countries; or that are organized under the laws of, or with principal offices in, developing market countries.


TEMPLETON FOREIGN FUND - The fund seeks long-term capital growth by investing at least 80% of its net assets in foreign securities, including in emerging markets. For purposes of the fund's investments, foreign securities means those securities issued by companies: whose principal securities trading markets are outside the U.S.; that derive 50% or more of their total revenue from either goods or services produced or sales made in markets outside the U.S.; that have 50% or more of their assets outside the U.S.; that are linked to non-U.S. dollar currencies; or that are organized under the laws of, or with principal offices in, a country other than the U.S.

TEMPLETON FOREIGN SMALLER COMPANIES FUND - The fund seeks long-term capital growth by investing at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets. For purposes of this fund's investments, smaller companies are those with a market capitalization of not more than $2 billion at the time of initial purchase. Once a security qualifies for initial purchase, it continues to qualify for additional purchases as long as it is held by the fund, provided that its market capitalization does not exceed $4 billion. The result may be that the fund could hold a significant percentage of its net assets in securities that have market capitalizations in excess of $2 billion. The fund will invest at least 80% of net assets in securities with market capitalizations of not more than $4 billion.

TEMPLETON GLOBAL LONG-SHORT FUND - The fund's investment goal is long-term capital appreciation in both up and down (bull and bear) markets with less volatility than the overall global stock market. Under normal market conditions, the fund will have both long and short positions in equity securities, primarily common stocks of companies located anywhere in the world, including developing or emerging markets.

TEMPLETON GLOBAL SMALLER COMPANIES FUND - The fund seeks long-term capital growth by investing mainly in the equity securities of smaller companies located anywhere in the world, including emerging markets. The fund will invest its assets in issuers located in at least three different countries (including the U.S.). Also, the fund invests at least 80% of its net assets in securities of such smaller companies. For purposes of this fund's investments, smaller companies are those with a market capitalization of not more than $2 billion at the time of initial purchase. Once a security qualifies for initial purchase, it continues to qualify for additional purchases as long as it is held by the fund, provided that its market capitalization does not exceed $4 billion. The result may be that the fund could hold a significant percentage of its net assets in securities that have market capitalizations in excess of $2 billion. The fund will invest at least 80% of net assets in securities with market capitalizations of not more than $4 billion.



UNDERLYING FIXED-INCOME FUNDS


FRANKLIN HIGH INCOME FUND - The fund principally seeks to earn a high level of current income; its secondary goal is to seek capital appreciation to the extent it is possible and consistent with the fund's principal goal. The fund invests substantially in high yield, lower rated debt securities. Companies that issue high yield debt securities often are: not as strong financially as those issuing securities with higher credit ratings; more likely to encounter financial difficulties; and more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. Investment grade debt securities are rated in one of the top four rating categories by independent rating agencies such as Standard & Poor's (S&P(R)) or Moody's Investors Service (Moody's). The fund may invest up to 100% of its total assets in debt securities that are rated below investment grade, sometimes called "junk bonds."

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND - The fund seeks to provide as high a level of current income as is consistent with prudent investing, while seeking preservation of shareholders' capital. The fund invests at least 80% of its net assets in securities with a dollar-weighted average maturity of less than 10 years and issued or guaranteed by the U.S. government, its agencies, or instrumentalities. The fund invests a substantial portion of its assets in mortgage-backed securities including adjustable rate mortgage securities, but the fund also invests in direct obligations of the U.S. government (such as Treasury bonds, bills and notes) and its agencies and instrumentalities. The fund generally maintains the average dollar-weighted maturity of its fixed-rate portfolio in a range of one to five years; however, the average dollar-weighted maturity of the fund will vary with market conditions and the outlook for interest rates.

FRANKLIN STRATEGIC INCOME FUND - The fund principally seeks to earn a high level of current income; secondarily it seeks capital appreciation over the long term. The fund invests at least 65% of its assets in U.S. and foreign debt securities, including those in emerging markets. The fund shifts its investments among the following general asset classes: high yield and investment grade corporate bonds and preferred stocks; developed country (non-U.S.) government and agency bonds; emerging market government and agency bonds; U.S. government and agency bonds; mortgage securities and other asset-backed securities; floating and variable interest rate investments (which may be issued by corporations or governments and may be asset-backed securities) that are debt securities; bank loans and loan participations; and convertible securities, including bonds and preferred stocks. The fund may invest up to 100% of its assets in high-yield, lower-quality debt securities.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO - The fund seeks high total return (a combination of high current income and capital appreciation) relative to the performance of the general mortgage securities market. The fund invests at least 80% of its net assets in mortgage securities. Most of the mortgage securities in which the fund invests are issued or guaranteed by the U.S. government, its agencies or instrumentalities. The fund normally focuses its investments on mortgage pass-through securities, which are securities representing interests in "pools" of mortgage loans, issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. These securities may be fixed-rate or adjustable-rate mortgage securities (ARMS). At least 65% of the Fund's total assets will be invested in securities rated AAA by S&P(R) or Fitch, or Aaa by Moody's, respectively, or, if unrated, will be deemed to be of comparable quality by the manager. As to the remaining 35% of the Fund's assets: (i) at least 20% of the portfolio securities will be rated at least BBB by S&P(R) or Fitch, or Baa by Moody's (or of comparable quality); and, (ii) up to 15% may be invested in securities rated below BBB by S&P(R) or Fitch, or Baa by Moody's (or of comparable quality).

FRANKLIN TEMPLETON HARD CURRENCY FUND - The fund seeks to protect against depreciation of the U.S. dollar relative to other currencies by investing at least 80% of its net assets in investments denominated in hard currencies. Hard currencies are typically currencies of economically and politically stable industrialized nations. The fund tries to expose 100% of its net assets to foreign currencies, but may do so by investing substantially in a combination of U.S. dollar denominated securities and forward currency contracts denominated in foreign hard currencies. The fund normally invests mainly in high-quality, short-term money market instruments and forward currency contracts denominated in foreign hard currencies. In making investments in foreign hard currencies and in instruments denominated in foreign hard currencies, the fund focuses on countries and markets that historically have experienced low inflation rates and, in the manager's opinion, follow economic policies favorable to continued low inflation rates and currency appreciation versus the U.S. dollar over the long term.

FRANKLIN TOTAL RETURN FUND - The fund principally seeks to provide high current income, consistent with the preservation of capital; secondarily, it seeks capital appreciation over the long term. The fund invests at least 80% of its assets in investment grade debt securities. The fund focuses on government and corporate debt securities and mortgage and asset-backed securities. The fund may invest up to 20% of its total assets in non-investment grade debt securities, including up to 5% in securities rated lower than B by S&P(R) or Moody's, which may include defaulted securities.


FRANKLIN U.S. GOVERNMENT SECURITIES FUND - The fund seeks income by investing at least 80% of its net assets in U.S. government securities. The fund presently invests substantially all of its assets in Ginnie Mae obligations. The fund may also invest in other U.S. government securities, which are backed by the full faith and credit of the U.S. government, such as U.S. Treasury STRIPS, bills, bonds and notes.


TEMPLETON GLOBAL BOND FUND - The fund seeks current income with capital appreciation and growth of income by investing at least 80% of its net assets in "bonds." For purposes of the fund's investments, "bonds" include debt securities of any maturity, such as bonds, notes, bills and debentures. In addition, the fund's assets will be invested in issuers located in at least three countries (including the U.S.). The fund predominantly invests in bonds issued by companies, governments and government agencies located anywhere in the world. The Fund may also invest a significant portion of its assets in emerging markets. Although the fund may buy bonds rated in any category, it focuses on "investment grade" bonds. These are issues rated in the top four rating categories by independent rating agencies such as S&P(R) or Moody's or, if unrated, determined by the fund's manager to be comparable. The fund may invest up to 25% of its total assets in bonds that are rated below investment grade.


UNDERLYING FLOATING RATE INTEREST FUND

FRANKLIN FLOATING RATE DAILY ACCESS FUND - The fund principally seeks to provide a high level of current income; secondarily, it seeks preservation of capital. The fund invests at least 80% of its net assets in income-producing floating interest rate corporate loans and corporate debt securities made to or issued by U.S. companies, non-U.S. entities and U.S. subsidiaries of non-U.S. entities. Floating interest rates vary with and are periodically adjusted to a generally recognized base interest rate such as LIBOR or the Prime Rate. The fund may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings.

RISKS OF INVESTING IN THE UNDERLYING FRANKLIN TEMPLETON FUNDS

The following sections describe some of the risks associated with certain of the underlying Franklin Templeton funds.

GROWTH STYLE INVESTING


Certain underlying funds may use a growth style investing. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their current earnings or assets compared to value or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Prices of these companies' securities may be more volatile than other securities, particularly over the short term.


AGGRESSIVE GROWTH STYLE INVESTING

When a manager uses an aggressive growth strategy in choosing an underlying fund's investments, an investment in that fund involves a greater degree of risk and its share price may be more volatile than an investment in a conservative equity fund or a growth fund investing entirely in proven growth stocks.

VALUE STYLE INVESTING


Certain underlying funds may use a value style of investing. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. A value manager may invest in such stocks if it believes the market may have overreacted to adverse developments or failed to appreciate positive changes. However, if other investors fail to recognize the company's value (and do not become buyers, or if they become sellers or favor investing in faster growing companies), or favor investing in faster-growing companies, value stocks may not increase in value as anticipated by the manager and may even decline in value.


STOCKS

Although this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other asset classes over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by an underlying fund.


SMALLER AND MIDSIZE COMPANIES

Certain underlying funds may invest in smaller and midsize companies. While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and midsize companies to changing economic conditions.

In addition, smaller and midsize companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.


FIXED-INCOME SECURITIES

INTEREST RATE. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

INCOME. Since an underlying fund can only distribute what it earns, its distributions to shareholders may decline when interest rates fall.

CREDIT. There is the possibility that an issuer may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact an underlying fund's performance.

LOWER-RATED SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," generally have more credit risk than higher-rated securities.

Companies issuing high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and an underlying fund could lose its entire investment.

The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the underlying fund's ability to sell securities in response to specific economic events or to meet redemption requests.

MORTGAGE SECURITIES AND ASSET-BACKED SECURITIES

Mortgage securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The underlying fund may receive unscheduled prepayments of principal before the security's maturity date due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the underlying fund this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the fund may have paid. Mortgage prepayments generally increase when interest rates fall.

Mortgage securities also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments on mortgage securities and extend their life. This could cause the price of the mortgage securities and the underlying fund's share price to fall and would make the mortgage securities more sensitive to interest rate changes.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage securities, asset-backed securities are subject to prepayment and extension risks.

FOREIGN SECURITIES

A number of the underlying funds invest in foreign securities. Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in an underlying fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the underlying fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the underlying fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the underlying fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the underlying fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the underlying fund may at times be unable to sell foreign securities at favorable prices.

EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

CONCENTRATION

If an underlying fund has a policy to concentrate (invests 25% or more of its assets) in a particular industry or sector or geographic region, its performance is more dependent on the industry or sector or region's performance and, therefore, it will be subject to greater risks and may experience greater volatility than a fund that is more broadly diversified across industries, sectors or geographic regions.

DIVERSIFICATION

Some of the underlying funds are classified as non-diversified funds (that means they may invest a greater portion of their assets in the securities of one issuer than a diversified fund could), and as such they may be more sensitive to economic, business, political or other changes affecting similar issuers or securities. This may result in greater fluctuation in the value of the underlying fund's shares.


SECTOR FOCUS

Although each Fund does not expect any of the underlying funds to concentrate their investments in any one sector, they may from time to time allocate more of their holdings in aggregate to a particular sector. To the extent that an underlying fund has significant investments in one or a few sectors, the underlying fund, and indirectly a Fund, is subject to more risk than a fund that maintains broad sector diversification.

TECHNOLOGY COMPANIES. Technology company stocks have been subject to abrupt or erratic price movements, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins. Prices of technology company stocks often change collectively without regard to the merits of individual companies.

HEALTH TECHNOLOGY. These companies will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. In addition, this industry is characterized by competition and rapid technological developments that may make a company's products or services obsolete in a short period of time.

ELECTRONIC TECHNOLOGY AND TECHNOLOGY SERVICES COMPANIES. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, their value. In addition, because some Internet-related companies are in the emerging stage of development, they are particularly vulnerable to these risks.

FINANCIAL SERVICES COMPANIES. Certain underlying funds may have significant investments in the financial services sector, which includes such issuers as commercial banks, thrift institutions, insurance companies and finance companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock price, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.

UTILITIES INDUSTRY. Utility company securities, which are generally bought for their dividend yield, have been historically sensitive to interest rate movements: when interest rates rise, the stock prices of these companies tend to fall. However, regulatory changes in certain states have led to greater competition in the industry and the emergence of non-regulated providers as a significant part of the industry. While regulated providers tend to have regulated returns, non-regulated providers' returns are not regulated and generally are more volatile. These developments have reduced stability of cash flows in those states with non-regulated providers and could impact the short-term earnings potential of some in this industry. These trends have also made shares of some utility companies less sensitive to interest rate changes but more sensitive to changes in revenue and earnings and caused them to reduce the ratio of their earnings they pay out as dividends.

NATURAL RESOURCES SECTOR. An underlying fund may have significant investments in the natural resources sector. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors. As a result, companies in the natural resources sector often have limited pricing power over supplies or for the products they sell which can affect their profitability.

GOLD AND PRECIOUS METALS. An underlying fund may have significant investments in gold and precious metals. The price of gold and precious metals operation companies is strongly affected by the price of gold and other precious metals such as platinum, palladium and silver. These prices may fluctuate substantially over short periods of time, so the Fund's share price may be more volatile than other types of investments. In times of significant inflation or great economic uncertainty, traditional investments such as bonds and stocks may not perform well. In such times, gold and other precious metals have historically maintained their value as hard assets, often outperforming traditional investments. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold and other precious metals may be adversely affected, which could in turn affect the Fund's returns.


INITIAL PUBLIC OFFERINGS

Certain underlying funds may invest in initial public offerings (IPOs). IPOs of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the underlying funds, or only in very limited quantities. Thus, when a fund's size is smaller, any gains from IPOs will have an exaggerated impact on the fund's performance than when the fund is larger. There can be no assurance that the underlying funds will have favorable IPO investment opportunities.

DERIVATIVE SECURITIES


To the extent an underlying fund participates in the following derivative transactions: option transactions, foreign currency exchange transactions, futures contracts, swap agreements and collateralized mortgage obligations, its investment may involve a small investment relative to the amount of risk assumed. Derivative securities involve cost and may be volatile. To the extent the underlying fund enters into these transactions, their successful use will depend on the manager's ability to predict market movements. Risks include delivery failure, default by the other party or the inability to close out a position because the trading market becomes illiquid. Some derivatives are particularly sensitive to changes in interest rates.

RISK ARBITRAGE SECURITIES AND DISTRESSED COMPANIES

Certain underlying funds may invest in risk arbitrage securities and distressed companies. A merger or other restructuring or tender or exchange offer proposed at the time an underlying fund invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the underlying fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.


GEOGRAPHIC CONCENTRATION


A certain underlying fund may have significant investments in China companies. There is a high correlation among the Chinese, Hong Kong and Taiwanese markets. Accordingly, because an underlying fund invests its assets primarily in these markets, it is subject to much greater risks of adverse events that occur in that region and may experience greater volatility than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, including conflicts and currency devaluations, even in countries in which the fund is not invested, may adversely affect security values in other countries in the region and thus the fund's holdings.


SHORT SALES

A certain underlying fund pursues a strategy of holding both long and short positions. Despite the intent to reduce risk by having both long and short positions, it is possible that the underlying fund's long positions will decline in value at the same time that the value of the stocks sold short increases, thereby increasing the potential for loss. The underlying fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and the fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that the fund will have to cover its short sale at an unfavorable price. If that happens, the fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.

Due to local restrictions, the underlying fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. These restrictions will limit the fund's ability to fully implement a short selling strategy that could otherwise help the fund to pursue its investment goal.


REAL ESTATE SECURITIES

Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations. When economic growth is slow, demand for property decreases and prices may decline. Property values may decrease because of overbuilding, increases in property taxes and operating expenses, changes in zoning laws, environmental regulations or hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values.

U.S. GOVERNMENT SECURITIES. Although many U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac, may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. The Fund's investments in securities which are not backed by the full faith and credit of the U.S. government depend upon the ability of the issuing agency or instrumentality to make interest or principal payments, and may not permit recourse against the U.S. Treasury. Accordingly, the issuers of some securities considered to be U.S. government securities may be unable to make principal and interest payments when due.

MORTGAGE DOLLAR ROLLS

In a mortgage dollar roll, the fund takes the risk that the market price of the mortgage-backed securities will drop below their future purchase price. The fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk). When the fund uses a mortgage dollar roll, it is also subject to the risk that the other party to the agreement will not be able to perform. Mortgage dollar rolls add leverage to the Fund's portfolio and increase the Fund's sensitivity to interest rate changes.

LOANS

Bank loans, corporate loans, loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed and may pay only after a delay, which may be substantial. Consequently, when investing in indebtedness of companies with poor credit, the underlying fund bears a substantial risk of losing the entire amount invested. If a fund purchases a loan, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

In the event that a borrower defaults, the fund's access to the collateral securing the loan may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be inadequate or difficult to realize upon. As a result, the fund might not receive payments to which it is entitled.


FLOATING RATE INTEREST SECURITIES

NONPAYMENT OF SCHEDULED INTEREST OR PRINCIPAL PAYMENTS. A certain underlying fund may have significant investments in floating rate investments. The underlying fund is subject to the risk that the scheduled interest or principal payments on its floating rate investments will not be paid. Lower-quality loans and debt securities (those of less than investment-grade quality), including floating rate loans and debt securities, involve greater risk of default on interest and principal payments than higher quality loans and securities. In the event that a nonpayment occurs, the value of that obligation likely will decline. In turn, the net asset value of a fund's shares also will decline.

The senior secured corporate loans and corporate debt securities in which an underlying fund invests are subject to less credit risk than junk bonds. They have features that junk bonds generally do not have. They are senior obligations of the borrower or issuer, are secured by collateral, and generally are subject to certain restrictive covenants in favor of the lenders or securityholders that invest in them.

A significant portion of the underlying fund's floating rate investments may be issued in connection with highly leveraged transactions. Such transactions include leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing. These obligations are subject to greater credit risks than other investments including a greater possibility that the borrower may default or go into bankruptcy.

IMPAIRMENT OF COLLATERAL

The terms of the senior secured corporate loans and corporate debt securities in which a certain underlying fund typically invests require that collateral be maintained to support payment of the obligation. However, the value of the collateral may decline after the underlying fund invests and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the fund. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell.

In the event that a borrower defaults, bankruptcy and other insolvency laws may limit the fund's access to the collateral. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. As a result, the underlying fund might not receive payments to which it is entitled.

ILLIQUIDITY OF FUND INVESTMENTS

Some of the corporate loans and corporate debt securities in which an underlying fund may invest will be considered to be illiquid. The underlying fund may invest no more than 15% of its total assets in illiquid securities.

In addition, a majority of a certain underlying fund's assets are likely to be invested in securities that are considerably less liquid than those traded on national exchanges. Securities with reduced liquidity involve greater risk than securities with more liquid markets. Market quotations for such securities may be volatile and/or subject to large spreads between bid and ask prices.

In the event the underlying fund voluntarily or involuntarily liquidates these assets, it may not get the full value of the assets.

INTEREST RATE CHANGES

Changes in interest rates in the national and international markets generally affect the market value of fixed-income securities and debt obligations. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general.

PREPAYMENTS

Borrowers may pay back principal before the scheduled due date. Borrowers may find it advantageous to prepay principal due to a decline in interest rates or an excess in cash flow. Such prepayments may require the underlying fund to replace a corporate loan, corporate debt security or other investment with a lower yielding security.

HIGHLY LEVERAGED TRANSACTIONS

A significant portion of a certain underlying fund's assets will be invested in corporate loans and corporate debt securities issued as part of capital restructurings. This means that a borrower has undertaken the obligations in order to finance the growth of the borrower's business through product development or marketing, or to finance changes in the way the borrower utilizes its assets and invested or borrowed financial resources. The fund's investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, provided that such senior obligations are determined by the fund's manager upon its credit analysis to be a suitable investment by the fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include: management's taking over control of a company (leveraged buyout); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk of default by the borrower.

FOREIGN EXPOSURE

A certain underlying fund may invest in corporate loans and corporate debt securities that are made to, or issued by, non-U.S. borrowers, U.S. subsidiaries of non-U.S. borrowers and U.S. entities with substantial non-U.S. operations. Such investments involve additional risks that can increase the potential for losses in the fund. These include country risks (due to general securities market movements in any country where the fund has investments); company risks (due to less stringent disclosure, accounting, auditing and financial reporting standards and practices; less liquid securities; and less government supervision and regulation of foreign markets and their participants); and currency risk.

More detailed information about the underlying funds, their policies and risks can be found in the Funds' SAI.

PERFORMANCE


This information gives some indication of the risks of investing in a Fund by comparing the Fund's performance with a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results. All Fund performance assumes reinvestment of dividends and capital gains.
<
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. A Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]

                     9.84%
                     07


                     YEAR


Best Quarter:                             Q2 '07      4.81%
Worst Quarter:                            Q4 '07     -1.07%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2007
                                                  SINCE
                                                 INCEPTION
                                         1 YEAR  (8/1/06)
-----------------------------------------------------------
Franklin Templeton 2015 Retirement
Target Fund - Class A(2)
Return Before Taxes                       3.54%    8.61%
Return After Taxes on Distributions       2.77%    7.74%
Return After Taxes on Distributions       2.74%    7.02%
and Sale of Fund Shares
S&P 500(R) Index(3)                       5.49%   12.53%
LB U.S. Aggregate Index(4)                6.97%    7.59%
MSCI EAFE (Net Dividends)(5)             11.63%   18.30%
P&R 90 Day U.S. Treasury Bill(6)          4.91%    5.01%


                                                  SINCE
                                                 INCEPTION
                                          1 YEAR (8/1/06)
------------------------------------------------------------
Franklin Templeton 2015 Retirement
Target Fund - Class C(2)                   8.02%  12.44%
S&P 500(R) Index(3)                        5.49%  12.53%
LB U.S. Aggregate Index(4)                 6.97%   7.59%
MSCI EAFE (Net Dividends)(5)              11.63%  18.30%
P&R 90 Day U.S. Treasury Bill(6)           4.91%   5.01%


                                                   SINCE
                                                 INCEPTION
                                         1 YEAR  (8/1/06)
-----------------------------------------------------------
Franklin Templeton 2015 Retirement
Target Fund - Class R                     9.59%   12.99%
S&P 500(R) Index(3)                       5.49%   12.53%
LB U.S. Aggregate Index(4)                6.97%    7.59%
MSCI EAFE (Net Dividends)(5)             11.63%   18.30%
P&R 90 Day U.S. Treasury Bill(6)          4.91%    5.01%


                                                  SINCE
                                                 INCEPTION
                                          1 YEAR (8/1/06)
-----------------------------------------------------------
Franklin Templeton 2015 Retirement
Target Fund - Advisor Class               10.21%  13.64%
S&P 500(R) Index(3)                        5.49%  12.53%
LB U.S. Aggregate Index(4)                 6.97%   7.59%
MSCI EAFE (Net Dividends)(5)              11.63%  18.30%
P&R 90 Day U.S. Treasury Bill(6)           4.91%   5.01%


1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2008, the Fund's year-to-date return was -6.64% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The S&P 500(R) Index consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal. The Lehman Brothers (LB) U.S. Aggregate Index represents securities that are SEC registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond markets, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
5. Source: Standard & Poor's Micropal. The unmanaged Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE(R)) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
6. Source: Standard & Poor's Micropal. The Payden & Rygel (P&R) 90 Day U.S. Treasury Bill is a total return index based on a constant maturity instrument. P&R includes both accrued interest and change in market price in its monthly total return calculations. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]

                     10.19%
                      07


                     YEAR


Best Quarter:                             Q2 '07      5.65%
Worst Quarter:                            Q4 '07     -1.66%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2007
                                                   SINCE
                                                 INCEPTION
                                         1 YEAR  (8/1/06)
-----------------------------------------------------------
Franklin Templeton 2025 Retirement
Target Fund - Class A(2)
Return Before Taxes                       3.83%    9.44%
Return After Taxes on Distributions       3.09%    8.63%
Return After Taxes on Distributions       3.06%    7.81%
and Sale of Fund Shares
S&P 500(R) Index(3)                       5.49%   12.53%
LB U.S. Aggregate Index(4)                6.97%    7.59%
MSCI EAFE (Net Dividends)(5)             11.63%   18.30%
P&R 90 Day U.S. Treasury Bill(6)          4.91%    5.01%


                                                   SINCE
                                                 INCEPTION
                                          1 YEAR (8/1/06)
------------------------------------------------------------
Franklin Templeton 2025 Retirement
Target Fund - Class C(2)                   8.43%  13.40%
S&P 500(R) Index(3)                        5.49%  12.53%
LB U.S. Aggregate Index(4)                 6.97%   7.59%
MSCI EAFE (Net Dividends)(5)              11.63%  18.30%
P&R 90 Day U.S. Treasury Bill(6)           4.91%   5.01%


                                                   SINCE
                                                 INCEPTION
                                         1 YEAR  (8/1/06)
-----------------------------------------------------------
Franklin Templeton 2025 Retirement
Target Fund - Class R                    10.11%   13.98%
S&P 500(R) Index(3)                       5.49%   12.53%
LB U.S. Aggregate Index(4)                6.97%    7.59%
MSCI EAFE (Net Dividends)(5)             11.63%   18.30%
P&R 90 Day U.S. Treasury Bill(6)          4.91%    5.01%


                                                   SINCE
                                                 INCEPTION
                                          1 YEAR (8/1/06)
-----------------------------------------------------------
Franklin Templeton 2025 Retirement
Target Fund - Advisor Class               10.46%  14.43%
S&P 500(R) Index(3)                        5.49%  12.53%
LB U.S. Aggregate Index(4)                 6.97%   7.59%
MSCI EAFE (Net Dividends)(5)              11.63%  18.30%
P&R 90 Day U.S. Treasury Bill(6)           4.91%   5.01%


1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2008, the Fund's year-to-date return was -8.81% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The S&P 500(R) Index consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal. The Lehman Brothers (LB) U.S. Aggregate Index represents securities that are SEC registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond markets, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
5. Source: Standard & Poor's Micropal. The unmanaged Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE(R)) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
6. Source: Standard & Poor's Micropal. The Payden & Rygel (P&R) 90 Day U.S. Treasury Bill is a total return index based on a constant maturity instrument. P&R includes both accrued interest and change in market price in its monthly total return calculations. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]

                     11.05%
                     07


                     YEAR


Best Quarter:                             Q2 '07      6.35%
Worst Quarter:                            Q4 '07     -1.78%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2007
                                                   SINCE
                                                 INCEPTION
                                         1 YEAR  (8/1/06)
-----------------------------------------------------------
Franklin Templeton 2035 Retirement
Target Fund - Class A(2)
Return Before Taxes                       4.70%   10.77%
Return After Taxes on Distributions       4.00%   10.01%
Return After Taxes on Distributions       3.77%    9.03%
and Sale of Fund Shares
S&P 500(R) Index(3)                       5.49%   12.53%
LB U.S. Aggregate Index(4)                6.97%    7.59%
MSCI EAFE (Net Dividends)(5)             11.63%   18.30%
P&R 90 Day U.S. Treasury Bill(6)          4.91%    5.01%


                                                  SINCE
                                                 INCEPTION
                                          1 YEAR (8/1/06)
------------------------------------------------------------
Franklin Templeton 2035 Retirement
Target Fund - Class C(2)                   9.12%  14.60%
S&P 500(R) Index(3)                        5.49%  12.53%
LB U.S. Aggregate Index(4)                 6.97%   7.59%
MSCI EAFE (Net Dividends)(5)              11.63%  18.30%
P&R 90 Day U.S. Treasury Bill(6)           4.91%   5.01%


                                                   SINCE
                                                 INCEPTION
                                         1 YEAR  (8/1/06)
-----------------------------------------------------------
Franklin Templeton 2035 Retirement
Target Fund - Class R                    10.76%   15.25%
S&P 500(R) Index(3)                       5.49%   12.53%
LB U.S. Aggregate Index(4)                6.97%    7.59%
MSCI EAFE (Net Dividends)(5)             11.63%   18.30%
P&R 90 Day U.S. Treasury Bill(6)          4.91%    5.01%


                                                  SINCE
                                                 INCEPTION
                                          1 YEAR (8/01/06)
------------------------------------------------------------
Franklin Templeton 2035 Retirement
Target Fund - Advisor Class               11.34%  15.83%
S&P 500(R) Index(3)                        5.49%  12.53%
LB U.S. Aggregate Index(4)                 6.97%   7.59%
MSCI EAFE (Net Dividends)(5)              11.63%  18.30%
P&R 90 Day U.S. Treasury Bill(6)           4.91%   5.01%


1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2008, the Fund's year-to-date return was -10.39% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The S&P 500(R) Index consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal. The Lehman Brothers (LB) U.S. Aggregate Index represents securities that are SEC registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond markets, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
5. Source: Standard & Poor's Micropal. The unmanaged Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE(R)) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
6. Source: Standard & Poor's Micropal. The Payden & Rygel (P&R) 90 Day U.S. Treasury Bill is a total return index based on a constant maturity instrument. P&R includes both accrued interest and change in market price in its monthly total return calculations. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

CLASS A ANNUAL TOTAL RETURNS(1)

 [Insert bar graph]

                     11.32%
                     07


                     YEAR


Best Quarter:                             Q2 '07      6.46%
Worst Quarter:                            Q4 '07     -2.08%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2007
                                                  SINCE
                                                 INCEPTION
                                         1 YEAR  (8/1/06)
-----------------------------------------------------------
Franklin Templeton 2045 Retirement
Target Fund - Class A(2)
Return Before Taxes                       4.96%   11.05%
Return After Taxes on Distributions       4.16%   10.20%
Return After Taxes on Distributions       4.11%    9.28%
and Sale of Fund Shares
S&P 500(R) Index(3)                       5.49%   12.53%
LB U.S. Aggregate Index(4)                6.97%    7.59%
MSCI EAFE (Net Dividends)(5)             11.63%   18.30%
P&R 90 Day U.S. Treasury Bill(6)          4.91%    5.01%

                                                  SINCE
                                                 INCEPTION
                                          1 YEAR (8/1/06)
-----------------------------------------------------------
Franklin Templeton 2045 Retirement
Target Fund - Class C(2)                   9.50%  14.99%
S&P 500(R) Index(3)                        5.49%  12.53%
LB U.S. Aggregate Index(4)                 6.97%   7.59%
MSCI EAFE (Net Dividends)(5)              11.63%  18.30%
P&R 90 Day U.S. Treasury Bill(6)           4.91%   5.01%


                                                   SINCE
                                                 INCEPTION
                                         1 YEAR  (8/1/06)
-----------------------------------------------------------
Franklin Templeton 2045 Retirement
Target Fund - Class R                    11.13%   15.56%
S&P 500(R) Index(3)                       5.49%   12.53%
LB U.S. Aggregate Index(4)                6.97%    7.59%
MSCI EAFE (Net Dividends)(5)             11.63%   18.30%
P&R 90 Day U.S. Treasury Bill(6)          4.91%    5.01%


                                                   SINCE
                                                 INCEPTION
                                          1 YEAR (8/1/06)
-----------------------------------------------------------
Franklin Templeton 2045 Retirement
Target Fund - Advisor Class               11.65%  16.15%
S&P 500(R) Index(3)                        5.49%  12.53%
LB U.S. Aggregate Index(4)                 6.97%   7.59%
MSCI EAFE (Net Dividends)(5)              11.63%  18.30%
P&R 90 Day U.S. Treasury Bill(6)           4.91%   5.01%


1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2008, the Fund's year-to-date return was -10.52% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The S&P 500(R) Index consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal. The Lehman Brothers (LB) U.S. Aggregate Index represents securities that are SEC registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond markets, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
5. Source: Standard & Poor's Micropal. The unmanaged Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE(R)) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
6. Source: Standard & Poor's Micropal. The Payden & Rygel (P&R) 90 Day U.S. Treasury Bill is a total return index based on a constant maturity instrument. P&R includes both accrued interest and change in market price in its monthly total return calculations. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                           ADVISOR
                           CLASS A   CLASS C    CLASS R     CLASS
---------------------------------------------------------------------
Maximum sales charge
(load) as a percentage of  5.75%(2)  1.00%      None       None
offering price

  Load imposed on          5.75%(2)  None       None       None
  purchases
  Maximum deferred sales   None(3)   1.00%      None       None
  charge (load)
Redemption fee on shares   2.00%     2.00%      2.00%      2.00%
sold within 7 calendar
days following their
purchase date(1)


Please see "Choosing a Share Class" for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES      (EXPENSES DEDUCTED FROM FUND ASSETS)

                              2015       2025       2035       2045
                           RETIREMENT RETIREMENT RETIREMENT RETIREMENT
                             TARGET     TARGET     TARGET     TARGET
                              FUND       FUND       FUND       FUND
---------------------------------------------------------------------
CLASS A
Asset allocation fees(4)      0.25%      0.25%     0.25%     0.25%
Distribution and service
(12b-1) fees(5)               0.30%      0.30%     0.30%     0.30%
Other expenses                3.04%      2.75%     4.59%     6.29%
Acquired fund fees and
expenses                      0.80%      0.84%     0.88%     0.89%
                           ------------------------------------------
Total annual Fund             4.39%      4.14%     6.02%     7.73%
operating expenses(4)
                           ------------------------------------------
Asset allocation fee and
expense reduction(4)         -3.13%     -2.85%    -4.68%    -6.39%
                           ------------------------------------------

NET ANNUAL FUND OPERATING     1.26%      1.29%     1.34%     1.34%
EXPENSES(4)
                           ==========================================

                              2015       2025       2035       2045
                            RETIREMENT RETIREMENT RETIREMENT RETIREMENT
                             TARGET     TARGET      TARGET    TARGET
                              FUND       FUND       FUND       FUND
----------------------------------------------------------------------
CLASS C
Asset allocation fees(4)      0.25%      0.25%     0.25%      0.25%
Distribution and service
(12b-1) fees                  1.00%      1.00%     1.00%      1.00%
Other expenses                3.04%      2.75%     4.59%      6.29%
Acquired fund fees and
expenses                      0.80%      0.84%     0.88%      0.89%
                           -------------------------------------------
Total annual Fund             5.09%      4.84%     6.72%      8.43%
operating expenses(4)
                           -------------------------------------------
Asset allocation fee and
expense reduction(4)         -3.13%     -2.85%    -4.68%     -6.39%
                           -------------------------------------------
NET ANNUAL FUND OPERATING     1.96%      1.99%     2.04%     2.04%
EXPENSES(4)
                           ===========================================

                              2015       2025       2035        2045
                            RETIREMENT RETIREMENT RETIREMENT RETIREMENT
                             TARGET     TARGET     TARGET      TARGET
                              FUND       FUND       FUND        FUND
----------------------------------------------------------------------
CLASS R
Asset allocation fees(4)      0.25%      0.25%     0.25%      0.25%
Distribution and service
(12b-1) fees                  0.50%      0.50%     0.50%      0.50%
Other expenses                3.04%      2.75%     4.59%      6.29%
Acquired fund fees and
expenses                      0.80%      0.84%     0.88%      0.89%
                           -------------------------------------------
Total annual Fund             4.59%      4.34%     6.22%      7.93%
operating expenses(4)
                           -------------------------------------------
Asset allocation fee and
expense reduction(4)         -3.13%     -2.85%    -4.68%     -6.39%
                           -------------------------------------------
NET ANNUAL FUND OPERATING     1.46%      1.49%     1.54%      1.54%
EXPENSES(4)
                           ===========================================

                              2015       2025       2035       2045
                            RETIREMENT RETIREMENT RETIREMENT RETIREMENT
                             TARGET     TARGET     TARGET     TARGET
                              FUND       FUND      FUND        FUND
----------------------------------------------------------------------
ADVISOR CLASS
Asset allocation fees(4)      0.25%      0.25%     0.25%      0.25%
Distribution and service
(12b-1) fees                  None       None      None       None
Other expenses                3.04%      2.75%     4.59%      6.29%
Acquired fund fees and
expenses                      0.80%      0.84%     0.88%      0.89%
                           -------------------------------------------
Total annual Fund             4.09%      3.84%     5.72%      7.43%
operating expenses(4)
                           -------------------------------------------
Asset allocation fee and
expense reduction(4)         -3.13%     -2.85%    -4.68%     -6.39%
                           -------------------------------------------
NET ANNUAL FUND OPERATING     0.96%      0.99%     1.04%      1.04%
EXPENSES(4)
                           ===========================================


1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
2. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.


3. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see "Sales Charges - Class A" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge.
4. The investment manager has contractually agreed to waive or limit its asset allocation fees and to assume as its own expense certain expenses otherwise payable by the Fund so that total annual Fund operating expenses, excluding distribution and service (12b-1 fees) and underlying fund fees and expenses, do not exceed 0.15% for each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2009. The manager also had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. The manager is required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission to reduce its fee if the Fund invests in a Franklin Templeton money fund.
5. The distribution and service (12b-1) fees for Class A of each Fund have been restated to reflect the board's determination to reduce such fees payable under the Distribution Plan for Class A of each Fund from 0.35% to 0.30% effective August 1, 2007.


EXAMPLE

This example can help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. It assumes:

o   You invest $10,000 for the periods shown;
o   Your investment has a 5% return each year; and
o   Each Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              2015      2025       2035       2045
                           RETIREMENT RETIREMENT RETIREMENT RETIREMENT
                             TARGET    TARGET     TARGET     TARGET
                              FUND      FUND       FUND       FUND
----------------------------------------------------------------------
If you sell your shares at
the end of the period:
CLASS A
1 Year(1)                   $696      $699       $704      $704
3 Years                     $1,558    $1,513     $1,868    $2,173
5 Years                     $2,430    $2,342     $3,009    $3,563
10 Years                    $4,659    $4,477     $5,760    $6,720
CLASS C
1 Year                      $299      $302       $307      $307
3 Years                     $1,245    $1,199     $1,567    $1,884
5 Years                     $2,289    $2,199     $2,881    $3,448
10 Years                    $4,893    $4,714     $5,972    $6,911
CLASS R
1 Year                      $149      $152       $157      $157
3 Years                     $1,101    $1,054     $1,428    $1,750
5 Years                     $2,061    $1,969     $2,669    $3,251
10 Years                    $4,498    $4,309     $5,640    $6,636
ADVISOR CLASS
1 Year                      $98       $101       $106      $106
3 Years                     $955      $907       $1,287    $1,614
5 Years                     $1,827    $1,732     $2,451    $3,049
10 Years                    $4,080    $3,881     $5,288    $6,342
If you do not sell your
shares:
CLASS C
1 Year                      $199      $202       $207      $207
3 Years                     $1,245    $1,199     $1,567    $1,884
5 Years                     $2,289    $2,199     $2,881    $3,448
10 Years                    $4,893    $4,714     $5,972    $6,911


1. Assumes a contingent deferred sales charge (CDSC) will not apply.


MANAGEMENT


Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is each Fund's investment manager. Together, Advisers and its affiliates manage over $591 billion in assets.


The portfolio manager responsible for each Fund's management is:


T. ANTHONY COFFEY CFA(R)(1) VICE PRESIDENT OF ADVISERS
Mr. Coffey has been a manager of each Fund since inception. He has sole authority over all aspects of the Fund's investment portfolio, including but not limited to, the allocation of investments in the various underlying funds, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. Mr. Coffey joined Franklin Templeton Investments in 1989.

The Funds' SAI provides additional information about the portfolio manager's compensation, other accounts that he manages and his ownership of Fund shares.

INVESTMENT MANAGEMENT AND ASSET ALLOCATION AGREEMENT

Under the investment management and asset allocation agreement, the manager provides general management services. Such services include monitoring the underlying Franklin Templeton funds in order to determine whether they are investing their assets in a manner that is consistent with the asset classes targeted for investment for each Fund by the manager. The manager also provides asset allocation advice and administrative services to each Fund under the investment management and asset allocation agreement. While the manager provides general investment management and administrative services to each Fund without charge, it provides asset allocation services to each Fund for a monthly fee equivalent to an annual rate of 0.25% of the average daily net assets of each Fund. The fee is computed at the close of business on the last business day of each month.

A discussion regarding the basis for the board of trustees approving the investment management contracts of the Funds will be available in the semiannual report to shareholders for the six-month period ending June 30, 2008.

1. CFA(R) and Chartered Financial Analyst(R) are trademarks owned by CFA Institute.

ASSET ALLOCATION FEES. For the fiscal year ended December 31, 2007, asset allocation fees, before any advance waiver, were 0.25% of the average daily net assets of each Fund. Under an agreement by the manager to waive its fees, the Funds paid no asset allocation fees to the manager for its services. In the event a Fund begins to pay an asset allocation fee in the future, the manager will be required by the Funds' board of trustees and an exemptive order by the Securities and Exchange Commission to reduce its fee if the Fund invests in a Franklin Templeton money fund.


Each Fund, as a shareholder in the underlying Franklin Templeton funds, will indirectly bear its proportionate share of any management fees and other expenses paid by the underlying Franklin Templeton funds. The investment manager and the management fee of each of the underlying Franklin Templeton funds (as an annual percentage rate of the underlying fund's net assets) are set forth below:


UNDERLYING                                                 ANNUAL
FRANKLIN TEMPLETON FUND      MANAGER                       FEE RATE
----------------------------------------------------------------------
Franklin Capital Growth Fund Advisers                      0.625%(1)
Franklin Flex Cap Growth     Advisers                      0.625%(1)
Fund
Franklin Global Real Estate  Franklin Templeton            0.80%(2)
Fund                         Institutional, LLC (FT
                             Institutional)
Franklin Gold and Precious   Advisers                      0.625%(1)
Metals Fund
Franklin Growth Fund         Franklin Investment Advisory  0.625%(3)
                             Services, LLC
Franklin Growth              Advisers                      0.500%(4)
Opportunities Fund
Franklin MicroCap Value Fund Franklin Advisory Services,   0.75%
                             LLC (Advisory Services)
Franklin Natural Resources   Advisers                      0.625%(1)
Fund
Franklin Real Estate         FT Institutional              0.625%(1)
Securities Fund
Franklin Small Cap Growth    Advisers                      0.550%(5)
Fund
Franklin Small Cap Value     Advisory Services             0.750%(6)
Fund
Franklin Small-Mid Cap       Advisers                      0.625%(1)
Growth Fund
Franklin Technology Fund     Advisers                      0.550%(5)
Franklin Utilities Fund      Advisers                      0.625%(7)
Mutual Discovery Fund        Franklin Mutual Advisers,     0.80%(8),*
                             LLC (Franklin Mutual);
                             Franklin Templeton
                             Investment Management
                             Limited (FTIML) (sub-advisor)
Mutual European Fund         Franklin Mutual               0.80%(9)
Mutual Financial Services    Franklin Mutual               0.80%(9)
Fund
Mutual Shares Fund           Franklin Mutual               0.60%(10)
Templeton China World Fund   Templeton Asset Management    1.25%(11)
                             Ltd.-
                             Hong Kong Branch (Asset
                             Management)
Templeton Developing         Asset Management              1.25%(12)
Markets Trust
Templeton Foreign Fund       Templeton Global Advisors     0.63%(13)
                             Limited (TGAL)
Templeton Foreign Smaller    Franklin Templeton            1.00%(14),**
Companies Fund               Investments Corp. (FTIC);
                             Templeton Investment
                             Counsel, LLC (TICL)
                             (sub-advisor)
Templeton Global Long-Short  Advisers; TGAL (sub-advisor)  (15),***
Fund
Templeton Global Smaller     FTIC; TICL (sub-advisor)      0.75%(16),****
Companies Fund
Franklin High Income Fund    Advisers                      0.625%(3)
Franklin Limited Maturity    Advisers                      0.625%(17)
U.S. Government Securities
Fund
Franklin Strategic Income    Advisers                      0.625%(3)
Fund
Franklin Strategic Mortgage  Advisers                      0.40%(18)
Portfolio
Franklin Templeton Hard      Advisers                      0.65%
Currency Fund
Franklin Total Return Fund   Advisers                      0.425%(19)
Franklin U.S. Government     Advisers                      0.625%(3)
Securities Fund
Templeton Global Bond Fund   Advisers                      0.50%(20)
Franklin Floating Rate       Advisers                      0.450%(21)
Daily Access Fund

1. 0.625% of the value of net assets up to and including $100 million; 0.500% of the value of net assets over $100 million and not over $250 million; 0.450% of the value of net assets over $250 million and not over $7.5 billion; 0.440% of the value of net assets over $7.5 billion and not over $10 billion; 0.430% of the value of net assets over $10 billion and not over $12.5 billion; 0.420% of the value of net assets over $12.5 billion and not over $15 billion; and 0.400% of the value of net assets in excess of $15 billion.
2. 0.80% of the value of the average daily net assets up to and including $500 million; 0.70% of the value of the average daily net assets over $500 million up to and including $1 billion; 0.65% of the value of the average daily net assets over $1 billion up to and including $1.5 billion; 0.60% of the value of the average daily net assets over $1.5 billion up to and including $6.5 billion; 0.58% of the value of the average daily net assets over $6.5 billion up to and including $11.5 billion; 0.56% of the value of the average daily net assets over $11.5 billion up to and including $16.5 billion; 0.54% of the value of the average daily net assets over $16.5 billion up to and including $19.0 billion; 0.53% of the value of the average daily net assets over $19.0 billion up to and including $21.5 billion; and 0.52% of the value of the average daily net assets over $21.5 billion.
3. 0.625% of the value of net assets up to and including $100 million; 0.500% of the value of net assets over $100 million and not over $250 million; 0.450% of the value of net assets over $250 million and not over $7.5 billion; 0.440% of the value of net assets over $7.5 billion and not over $10 billion; 0.430% of the value of net assets over $10 billion and not over $12.5 billion; 0.420% of the value of net assets over $12.5 billion and not over $15 billion; 0.400% of the value of net assets over $15 billion and not over $17.5 billion; 0.380% of the value of net assets over $17.5 billion and not over $20 billion; 0.360% of the value of net assets over $20 billion and not over $35 billion; 0.355% of the value of net assets over $35 billion and not over $50 billion; and 0.350% of the value of net assets in excess of $50 billion.
4. 0.500% of the value of average daily net assets up to and including $500 million; 0.400% of the value of average daily net assets over $500 million up to and including $1 billion; 0.350% of the value of average daily net assets over $1 billion up to and including $1.5 billion; 0.300% of the value of average daily net assets over $1.5 billion up to and including $6.5 billion; 0.275% of the value of average daily net assets over $6.5 billion up to and including $11.5 billion; 0.250% of the value of average daily net assets over $11.5 billion up to and including $16.5 billion; 0.240% of the value of average daily net assets over $16.5 billion up to and including $19 billion; 0.230% of the value of average daily net assets over $19 billion up to and including $21.5 billion; and 0.220% of the value of average daily net assets in excess of $21.5 billion.
5. 0.550% of the value of average daily net assets up to and including $500 million; 0.450% of the value of average daily net assets over $500 million up to and including $1 billion; 0.400% of the value of average daily net assets over $1 billion up to and including $1.5 billion; 0.350% of the value of average daily net assets over $1.5 billion up to and including $6.5 billion; 0.325% of the value of net assets over $6.5 billion up to and including $11.5 billion; 0.300% of the value of average daily net assets over $11.5 billion up to and including $16.5 billion; 0.290% of the value of average daily net assets over $16.5 billion up to and including $19 billion; 0.280% of the value of average daily net assets over $19 billion up to and including $21.5 billion; and 0.270% of the value of average daily net assets in excess of $21.5 billion.
6. 0.750% of average daily net assets up to $500 million; 0.625% of average daily net assets over $500 million up to $1 billion; and 0.500% of average daily net assets over $1 billion.
7. 0.625% of the value of net assets up to and including $100 million; 0.500% of the value of net assets over $100 million and not over $250 million; 0.450% of the value of net assets over $250 million and not over $7.5 billion; 0.440% of the value of net assets over $7.5 billion and not over $10 billion; 0.430% of the value of net assets over $10 billion and not over $12.5 billion; 0.420% of the value of net assets over $12.5 billion and not over $15 billion; 0.400% of the value of net assets over $15 billion and not over $17.5 billion; 0.380% of the value of net assets over $17.5 billion and not over $20 billion; 0.360% of the value of net assets over $20 billion and not over $35 billion; 0.355% of the value of net assets over $35 billion and not over $50 billion; and 0.350% of the value of net assets over $50 billion and not over $65 billion; 0.345% of the value of net assets over $65 billion and not over $80 billion; and 0.340% of the value of net assets in excess of $80 billion.
8. 0.80% of the value of average daily net assets up to and including $4 billion; 0.77% of the value of average daily net assets over $4 billion up to and including $7 billion; 0.75% of the value of average daily net assets over $7 billion up to and including $10 billion; 0.73% of the value of average daily net assets over $10 billion up to and including $13 billion; 0.71% of the value of average daily net assets over $13 billion; up to and including $16 billion; and 0.69% of the value of net assets over $16 billion.
9. 0.80% of the value of average daily net assets up to and including $1 billion; 0.77% of the value of average daily net assets over $1 billion up to and including $2 billion; 0.75% of the value of average daily net assets over $2 billion up to and including $5 billion; 0.73% of the value of average daily net assets over $5 billion.
10. 0.60% of the value of net assets up to and including $5 billion; 0.57% of the value of net assets over $5 billion up to and including $10 billion; 0.55% of the value of net assets over $10 billion up to and including $15 billion; 0.53% of the value of net assets over $15 billion up to and including $20 billion; 0.51% of the value of net assets over $20 billion up to and including $25 billion; 0.49% of net assets over $25 billion up to and including $30 billion; 0.48% of the value of net assets over $30 billion up to and including $35 billion; and 0.47% of net assets in excess of $35 billion.
11. 1.25% of the value of average weekly net assets up to and including $1 billion; 1.20% of the value of average weekly net assets over $1 billion up to and including $5 billion; 1.15% of the value of average weekly net assets over $5 billion up to and including $10 billion; 1.10% of the value of average weekly net assets over $10 billion up to and including $15 billion; 1.05% of the value of average weekly net assets over $15 billion up to and including $20 billion; and 1.00% of the value of average weekly net assets over $20 billion.
12. 1.25% of the value of average daily net assets up to and including $1 billion; 1.20% of the value of average daily net assets over $1 billion up to and including $5 billion; 1.15% of the value of average daily net assets over $5 billion up to and including $10 billion; 1.10% of the value of average daily net assets over $10 billion up to and including $15 billion; 1.05% of the value of average daily net assets over $15 billion up to and including $20 billion; and 1.00% of the value of average daily net assets in excess of $20 billion.
13. 0.630% of the average daily net assets up to and including $1 billion; 0.615% of the average daily net assets over $1 billion up to and including $5 billion; 0.600% of the average daily net assets over $5 billion up to and including $10 billion; 0.580% of the average daily net assets over $10 billion up to and including $15 billion; 0.560% of the average daily net assets over $15 billion up to and including $20 billion; 0.540% of the average daily net assets over $20 billion up to and including $25 billion; 0.530% of the average daily net assets over $25 billion up to and including $30 billion; 0.520% of the average daily net assets over $30 billion up to and including $35 billion; and 0.510% of the average daily net assets over $35 billion.
14. 1.00% of the average daily net assets up to and including $100 million; 0.90% of the average daily net assets over $100 million up to and including $250 million; 0.80% of the average daily net assets over $250 million and not over $500 million; and 0.75% of daily net assets in excess of $500 million.
15. The fund pays Advisers a fee for managing the fund's assets. The fee is comprised of two components, a base fee and a performance adjustment to the base fee. The adjustment is based on the fund's performance relative to the Morgan Stanley Capital International World Index (the "Index") over a rolling 12-month period ending with the most recently completed month. The rolling 12-month period is referred to as the Performance Period.


    The first component of the fee is a base fee equal to an annual rate of 1.50% of the fund's average daily net assets during the month that ends on the last day of the Performance Period.


    The second component is a performance adjustment that either increases or decreases the base fee, depending on how the fund has performed relative to the Index over the Performance Period. The performance adjustment is equal to a:


    o monthly upward adjustment of an annual rate of 0.20% for each percentage point by which the fund's investment performance exceeds the investment record of the Index over the Performance Period by at least 2.00%, or

    o monthly downward adjustment of an annual rate of 0.20% for each percentage point by which the investment record of the Index exceeds the fund's investment performance over the Performance Period by at least 2.00%, with


    o no performance adjustment if the relative performance of the fund or Index does not exceed the 2.00% threshold, described above, over the performance of the Index or fund, as applicable.


    The performance adjustment is subject to the following:

    o a pro rata portion of the 0.20% rate adjustment, in increments of 0.01%, is applied for each 0.05% change in the differential between investment performance of the fund and the Index;

    o the maximum annual fee is 2.50% of average daily net assets over each fiscal year of the fund and the minimum annual fee is 0.50% of average daily net assets over each fiscal year of the fund;

    o the minimum and maximum annual management fee is measured at least monthly, calculated by annualizing the ratio of the total management fee (base fee plus performance adjustment) to average daily net assets for the fiscal year to date as of the last calculated net asset value, with any required adjustment recorded to fund assets no later than the next calculated net asset value; and

    o the annual rate of the performance adjustment is multiplied by the average daily net assets of the fund averaged over the Performance Period to determine the dollar amount of the adjustment for each day of the month that ends on the last day of the Performance Period.


      PERFORMANCE ADJUSTMENT SCHEDULE
     ---------------------------------------------------------
         % PERFORMANCE
      DIFFERENCE BETWEEN
        FUND AND MORGAN
        STANLEY CAPITAL      PERFORMANCE
      INTERNATIONAL WORLD    ADJUSTMENT
             INDEX          (ANNUAL RATE)
     ---------------------------------------------------------
          7% or more            1.00%
              6%                0.80%
              5%                0.60%        Outperformance
              4%                0.40%
              3%                0.20%
     ---------------------------------------------------------
              2%                0.00%
              1%                0.00%        No performance
              0%                0.00%        adjustment to
              -1%               0.00%        advisory fee
              -2%               0.00%        in this zone
     ---------------------------------------------------------
              -3%              -0.20%
              -4%              -0.40%
              -5%              -0.60%       Underperformance
              -6%              -0.80%
          -7% or less          -1.00%

16. 0.75% of the value of average daily net assets up to and including $1 billion; 0.73% of the value of average daily net assets over $1 billion up to and including $5 billion; 0.71% of the value of average daily net assets over $5 billion up to and including $10 billion; 0.69% of the value of average daily net assets over $10 billion up to and including $15 billion; 0.67% of the value of average daily net assets over $15 billion up to and including $20 billion; and 0.65% of the value of average daily net assets over $20 billion.
17. 0.625% of the value of net assets up to and including $100 million; 0.500% of the value of net assets over $100 million up to and including $250 million; and 0.450% of the value of net assets in excess of $250 million.
18. 40/100 of 1% of the value of average daily net assets up to and including $250 million; 38/100 of 1% of the value of average daily net assets over $250 million and not over $500 million; and 36/100 of 1% of the value of average daily net assets in excess of $500 million.
19. 0.425% of the value of average daily net assets up to and including $500 million; 0.325% of the value of average daily net assets over $500 million and not over $1 billion; and 0.280% of the value of average daily net assets over $1 billion and not over $1.5 billion; 0.235% of the value of average daily net assets over $1.5 billion and not over $6.5 billion; 0.215% of the value of average daily net assets over $6.5 billion and not over $11.5 billion; 0.200% of the value of average daily net assets over $11.5 billion and not over $16.5 billion; 0.190% of the value of average daily net assets over $16.5 billion and not over $19 billion; 0.180% of the value of average daily net assets over $19 billion and not over $21.5 billion; and 0.170% of the value of average daily net assets over $21.5 billion.
20. 0.50% of the value of average daily net assets up to and including $200 million; 0.45% of the value of average daily net assets over $200 million and not over $1.3 billion; and 0.40% of the value of average daily net assets in excess of $1.3 billion.
21. 0.450% of the value of average daily net assets up to and including $500 million; 0.350% of the value of average daily net assets over $500 million up to and including $1 billion; 0.300% of the value of average daily net assets over $1 billion up to and including $1.5 billion; 0.250% of the value of net assets over $1.5 billion up to and including $6.5 billion; 0.225% of the value of average daily net assets over $6.5 billion up to and including $11.5 billion; 0.200% of the value of average daily net assets over $11.5 billion up to and including $16.5 billion; 0.190% of the value of average daily net assets over $16.5 billion up to and including $19 billion; 0.180% of the value of average daily net assets over $19 billion up to and including $21.5 billion; and 0.170% of the value of average daily net assets in excess of $21.5 billion.


*FTIML is entitled to receive from Franklin Mutual a sub-advisory fee; the sub-advisory fees payable by Franklin Mutual have no effect on the fees payable by the underlying Franklin Templeton fund to Franklin Mutual. FTIML receives from Franklin Mutual a fee equal to a monthly rate of sixty percent (60%) of the management fee received by the manager.
**TICL is entitled to receive from FTIC a sub-advisory fee; the sub-advisory fee payable by FTIC have no effect on the fees payable by the underlying Franklin Templeton fund to FTIC. TICL receives from FTIC a fee equal to an annual rate of the value of the fund's average daily net assets as follows: 0.50% of such assets up to and including $100 million; 0.40% of such assets over $100 million up to and including $250 million; 0.30% of such assets over $250 million up to and including $500 million; and 0.25% of such assets over $500 million.

***TGAL is entitled to receive from Advisers a sub-advisory fee; the sub-advisory fees payable by Advisers has no effect on the fees payable by the underlying Franklin Templeton fund to Advisers. TGAL receives from Advisers a fee equal to ninety percent (90%) of the management fee received by the manager.

****TICL is entitled to receive from FTIC a sub-advisory fee; the sub-advisory fees payable by FTIC have no effect on the fees payable by the underlying Franklin Templeton fund to FTIC. TICL receives from FTIC a fee equal to forty five percent (45%) of the management fee received by the manager.

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.


Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the Judicial Panel) ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the MDL). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.


Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of federal securities and state laws relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.


Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

DISTRIBUTIONS AND TAXES

THE FOLLOWING RULES APPLY TO THE FUNDS AND THEIR SHAREHOLDERS. WHERE NOTED, THE TAX CHARACTERISTICS OF THE UNDERLYING FUNDS ARE ALSO DISCUSSED AS THESE CHARACTERISTICS MAY BE PASSED THROUGH TO THE FUNDS AND THEIR SHAREHOLDERS.


INCOME AND CAPITAL GAIN DISTRIBUTIONS

Each Fund has qualified to be treated as a regulated investment company under the Internal Revenue Code (Code). As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund intends to pay an income dividend quarterly from its net investment income. Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. Your income dividends and capital gain distribution will be automatically reinvested in additional shares at net asset value unless you elect to receive cash payments.

Each underlying fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the underlying fund, constitutes the underlying fund's net investment income from which dividends may be paid to your Fund, and, in turn, to you. If you are a taxable investor, any income dividends (other than qualified dividends) a Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year, including, for U.S. investors, the amount of any qualified dividend income. Distributions declared in December but paid in January are taxable as if they were paid in December.

A Fund may at times find it necessary to reclassify income after it issues your tax reporting statement. This can result from rules in the Code that effectively prevent regulated investment companies such as a Fund, and the underlying funds in which they invest, from ascertaining with certainty until after the calendar year end, the final amount and character of distributions a Fund or underlying fund has received on its investments during the prior calendar year. Prior to issuing your statement, Franklin Templeton Investments makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099-DIV to reflect reclassified information. If you receive a corrected Form 1099-DIV, use the information on this Form, and not the information on your original statement, in completing your tax returns.

AVOID "BUYING A DIVIDEND." If you invest in a Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in a Fund on December 10th at the Fund's net asset value (NAV) of $10 per share, and the Fund makes a distribution on December 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share distribution in additional Fund shares.


TAX CONSIDERATIONS

In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.


DIVIDEND INCOME. A portion of the income dividends paid to you by a Fund may be qualified dividends subject to taxation at the long-term capital gain rates. WITHIN THE UNDERLYING FUNDS, income dividends from portfolio investments in the stock of domestic corporations and qualified foreign corporations are permitted this favored federal tax treatment. Income dividends from interest earned by an underlying fund on debt securities and dividends received from unqualified foreign corporations continue to be taxed at the higher ordinary income tax rates. The Funds receive these tax benefits when qualified dividends are distributed to each Fund by the underlying funds, and pass these benefits through to you in the form of qualified dividends that are paid on your investment in a Fund.

Distributions of qualified dividends are eligible for these reduced rates of taxation only if you own your Fund shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend.

DISTRIBUTIONS OF CAPITAL GAINS. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions to individuals qualify for the 15% tax rate. For individuals in the 10% and 15% tax brackets, the tax rate is 0% on distributions from gains realized in calendar years 2008 through 2010. These reduced rates of taxation of capital gain dividends and net long-term capital gains are scheduled to sunset on December 31, 2010, unless extended or made permanent before that date.

SALES OF FUND SHARES. When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale, and will normally generate a gain or loss that will be reported to you in your year-end tax information. An exchange of your shares in one class in a Fund for shares of another class in the SAME Fund is not a taxable event, and no gain or loss will be reported on such a transaction.

If you have owned your Fund shares from more than one year, any gains reportable on the sale of your shares will also qualify for the reduced rates of taxation on capital gains as discussed above.


BACKUP WITHHOLDING. If you do not provide your Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income, capital gains or proceeds from the sale of your shares. Each Fund also must withhold if the Internal Revenue Service (IRS) instructs it to do so.

STATE AND LOCAL TAXES. Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes.


RECEIPT OF EXCESS INCLUSION INCOME BY A FUND. Income received by an underlying fund from certain equity interests in mortgage pooling vehicles or residual interests in Real Estate Mortgage Investment Conduits (REMICs) is treated as "excess inclusion income" to that fund. An underlying fund may derive such income either as a result of its direct investment in such interests or, indirectly, through its investment in Real Estate Investment Trusts (REITs) that hold such interests or otherwise qualify as taxable mortgage pools. In general, each underlying fund must allocate this income to its shareholders (including the Funds) in proportion to dividends paid, and the underlying funds must pay a tax on this income that is allocable to "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on unrelated business taxable income (UBTI). In turn, each of the Funds must allocate to you its excess inclusion income received from the underlying funds, and the Funds must pay a tax on any of this income that is allocated to a disqualified organization.

The rules concerning excess inclusion income are complex and unduly burdensome in their current form, and the advisor to the Funds is awaiting further guidance from the IRS on how these rules are to be implemented. Shareholders should talk to their tax advisors about whether an investment in a Fund is a suitable investment given the potential tax consequences of the Fund's receipt and distribution of excess inclusion income.

NON-U.S. INVESTORS. Non-U.S. investors may be subject to a U.S. withholding tax at a 30% or lower treaty rate on all Fund dividends of ordinary income. Exemptions from withholding are currently provided for distributions designated as long-term capital gains. Non-U.S. investors may also be subject to U.S. estate tax on their investment in a Fund. They also have special certification requirements that, if not met, can subject them to backup withholding on any dividends, distributions and redemption proceeds that they receive from a Fund. Each of these subjects is discussed in greater detail in the "Distributions and Taxes - Non-U.S. investors" section of the SAI.

Each underlying fund may invest in equity securities of corporations that invest in U.S. real property, including REITs. The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes a non-U.S. person subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. However, because each underlying fund does not expect to have more than 50% of its assets invested in REITs or U.S. real property holding corporations, none expects to pay any dividends and distributions would be subject to FIRPTA reporting and tax withholding. For a more detailed discussion on investment in U.S. real property, see the section, "Distributions and Taxes - Non-U.S. investors - Investments in U.S. real property" in the SAI.

OTHER TAX INFORMATION. This discussion of "Distributions and Taxes" is not written to provide you with tax advice, and does not purport to deal with all of the tax consequences that may be applicable to your investment in a Fund. You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund, or about the federal, state, local and foreign tax consequences of your investment in the Fund.


FINANCIAL HIGHLIGHTS


This table presents each Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.


2015 RETIREMENT TARGET FUND - CLASS A

                                                                                    --------------------
                                                                                         YEAR ENDED
                                                                                        DECEMBER 31,
                                                                                       2007       2006 h
                                                                                    --------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................................    $ 10.69     $ 10.00
                                                                                    --------------------
Income from investment operations a:
   Net investment income b, c ..................................................       0.33        0.13
   Net realized and unrealized gains (losses) ..................................       0.72        0.73
                                                                                    --------------------
Total from investment operations ...............................................       1.05        0.86
                                                                                    --------------------
Less distributions from:
   Net investment income and short term gains received from Underlying Funds ...      (0.23)      (0.15)
   Net realized gains ..........................................................      (0.16)      (0.02)
                                                                                    --------------------
Total distributions ............................................................      (0.39)      (0.17)
                                                                                    --------------------
Redemption fees ................................................................         -- g        --
                                                                                    --------------------
Net asset value, end of year ...................................................    $ 11.35     $ 10.69
                                                                                    ====================

Total return d .................................................................       9.84%       8.59%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f ............................       3.60%      12.13%
Expenses net of waiver and payments by affiliates f ............................       0.48%       0.50%
Net investment income c ........................................................       3.11%       2.92%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................................    $ 5,269     $ 1,364
Portfolio turnover rate ........................................................       8.19%       2.42%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.80% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period August 1, 2006 (commencement of operations) to December 31,
2006.




2015 RETIREMENT TARGET FUND - CLASS C

                                                                                    --------------------
                                                                                         YEAR ENDED
                                                                                        DECEMBER 31,
                                                                                     2007       2006 h
                                                                                    --------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................................    $ 10.67     $ 10.00
                                                                                    --------------------
Income from investment operations a:
   Net investment income b, c ..................................................       0.36        0.14
   Net realized and unrealized gains (losses) ..................................       0.60        0.69
                                                                                    --------------------
Total from investment operations ...............................................       0.96        0.83
                                                                                    --------------------
Less distributions from:
   Net investment income and short term gains received from Underlying Funds ...      (0.19)      (0.14)
   Net realized gains ..........................................................      (0.16)      (0.02)
                                                                                    --------------------
Total distributions ............................................................      (0.35)      (0.16)
                                                                                    --------------------
Redemption fees ................................................................         -- g        --
                                                                                    --------------------
Net asset value, end of year ...................................................    $ 11.28     $ 10.67
                                                                                    ====================

Total return d .................................................................       9.02%       8.30%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f ............................       4.28%      12.78%
Expenses net of waiver and payments by affiliates f ............................       1.16%       1.15%
Net investment income c ........................................................       2.43%       2.27%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................................    $ 2,213     $    63
Portfolio turnover rate ........................................................       8.19%       2.42%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.80% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period August 1, 2006 (commencement of operations) to December 31,
2006.




2015 RETIREMENT TARGET FUND - CLASS R

                                                                                    --------------------
                                                                                         YEAR ENDED
                                                                                        DECEMBER 31,
                                                                                     2007       2006 h
                                                                                    --------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................................    $ 10.68     $ 10.00
                                                                                    --------------------
Income from investment operations a:
   Net investment income b, c ..................................................       0.34        0.11
   Net realized and unrealized gains (losses) ..................................       0.68        0.74
                                                                                    --------------------
Total from investment operations ...............................................       1.02        0.85
                                                                                    --------------------
Less distributions from:
   Net investment income and short term gains received from Underlying Funds ...      (0.22)      (0.15)
   Net realized gains ..........................................................      (0.16)      (0.02)
                                                                                    --------------------
Total distributions ............................................................      (0.38)      (0.17)
                                                                                    --------------------
Redemption fees ................................................................         -- g        --
                                                                                    --------------------
Net asset value, end of year ...................................................    $ 11.32     $ 10.68
                                                                                    ====================

Total return d .................................................................       9.59%       8.48%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f ............................       3.78%      12.28%
Expenses net of waiver and payments by affiliates f ............................       0.66%       0.65%
Net investment income c ........................................................       2.93%       2.77%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................................    $ 1,071     $    11
Portfolio turnover rate ........................................................       8.19%       2.42%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investmentincome by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.80% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period August 1, 2006 (commencement of operations) to December 31,
2006.





2015 RETIREMENT TARGET FUND - ADVISOR CLASS

                                                                                    --------------------
                                                                                         YEAR ENDED
                                                                                        DECEMBER 31,
                                                                                      2007       2006 h
                                                                                    --------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................................    $ 10.70     $ 10.00
                                                                                    --------------------
Income from investment operations a:
   Net investment income b, c ..................................................       0.30        0.17
   Net realized and unrealized gains (losses) ..................................       0.79        0.71
                                                                                    --------------------
Total from investment operations ...............................................       1.09        0.88
                                                                                    --------------------
Less distributions from:
   Net investment income and short term gains received from Underlying Funds ...      (0.26)      (0.16)
   Net realized gains ..........................................................      (0.16)      (0.02)
                                                                                    --------------------
Total distributions ............................................................      (0.42)      (0.18)
                                                                                    --------------------
Redemption fees ................................................................         -- g        --
                                                                                    --------------------
Net asset value, end of year ...................................................    $ 11.37     $ 10.70
                                                                                    ====================

Total return d .................................................................      10.21%       8.75%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f ............................       3.28%      11.78%
Expenses net of waiver and payments by affiliates f ............................       0.16%       0.15%
Net investment income c ........................................................       3.43%       3.27%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................................    $    32     $    20
Portfolio turnover rate ........................................................       8.19%       2.42%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.80% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period August 1, 2006 (commencement of operations) to December 31,
2006.




2025 RETIREMENT TARGET FUND - CLASS A

                                                                                    --------------------
                                                                                        YEAR ENDED
                                                                                       DECEMBER 31,
                                                                                     2007      2006 h
                                                                                    --------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................................    $ 10.78    $ 10.00
                                                                                    --------------------
Income from investment operations a:
   Net investment income b, c ..................................................       0.28       0.12
   Net realized and unrealized gains (losses) ..................................       0.82       0.82
                                                                                    --------------------
Total from investment operations ...............................................       1.10       0.94
                                                                                    --------------------
Less distributions from:
   Net investment income and short term gains received from Underlying Funds ...      (0.21)     (0.14)
   Net realized gains ..........................................................      (0.22)     (0.02)
                                                                                    --------------------
Total distributions ............................................................      (0.43)     (0.16)
                                                                                    --------------------
Redemption fees ................................................................         -- g       -- g
                                                                                    --------------------
Net asset value, end of year ...................................................    $ 11.45    $ 10.78
                                                                                    ====================

Total return d .................................................................      10.19%      9.41%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f ............................       3.31%     10.76%
Expenses net of waiver and payments by affiliates f ............................       0.47%      0.50%
Net investment income c ........................................................       2.55%      2.78%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................................    $ 6,952    $ 1,699
Portfolio turnover rate ........................................................      16.28%      5.36%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.84% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period August 1, 2006 (commencement of operations) to December 31,
2006.




2025 RETIREMENT TARGET FUND - CLASS C

                                                                                    --------------------
                                                                                        YEAR ENDED
                                                                                       DECEMBER 31,
                                                                                     2007       2006 h
                                                                                    --------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................................    $ 10.77    $ 10.00
                                                                                    --------------------
Income from investment operations a:
   Net investment income b, c ..................................................       0.28       0.10
   Net realized and unrealized gains (losses) ..................................       0.74       0.82
                                                                                    --------------------
Total from investment operations ...............................................       1.02       0.92
                                                                                    --------------------
Less distributions from:
   Net investment income and short term gains received from Underlying Funds ...      (0.17)     (0.13)
   Net realized gains ..........................................................      (0.22)     (0.02)
                                                                                    --------------------
Total distributions ............................................................      (0.39)     (0.15)
                                                                                    --------------------
Redemption fees ................................................................         -- g       -- g
                                                                                    --------------------
Net asset value, end of year ...................................................    $ 11.40    $ 10.77
                                                                                    ====================

Total return d .................................................................       9.43%      9.20%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f ............................       3.99%     11.41%
Expenses net of waiver and payments by affiliates f ............................       1.15%      1.15%
Net investment income c ........................................................       1.87%      2.13%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................................    $ 1,104    $    54
Portfolio turnover rate ........................................................      16.28%      5.36%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.84% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period August 1, 2006 (commencement of operations) to December 31,
2006.





2025 RETIREMENT TARGET FUND - CLASS R

                                                                                    --------------------
                                                                                        YEAR ENDED
                                                                                       DECEMBER 31,
                                                                                    2007       2006 h
                                                                                    --------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................................    $ 10.77    $ 10.00
                                                                                    --------------------
Income from investment operations a:
   Net investment income b, c ..................................................       0.27       0.11
   Net realized and unrealized gains (losses) ..................................       0.82       0.82
                                                                                    --------------------
Total from investment operations ...............................................       1.09       0.93
                                                                                    --------------------
Less distributions from:
   Net investment income and short term gains received from Underlying Funds ...      (0.20)     (0.14)
   Net realized gains ..........................................................      (0.22)     (0.02)
                                                                                    --------------------
Total distributions ............................................................      (0.42)     (0.16)
                                                                                    --------------------
Redemption fees ................................................................         -- g       -- g
                                                                                    --------------------
Net asset value, end of year ...................................................    $ 11.44    $ 10.77
                                                                                    ====================

Total return d .................................................................      10.11%      9.31%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f ............................       3.49%     10.91%
Expenses net of waiver and payments by affiliates f ............................       0.65%      0.65%
Net investment income c ........................................................       2.37%      2.63%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................................    $   188    $    19
Portfolio turnover rate ........................................................      16.28%      5.36%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.84% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period August 1, 2006 (commencement of operations) to December 31,
2006.




2025 RETIREMENT TARGET FUND - ADVISOR CLASS

                                                                                    --------------------
                                                                                        YEAR ENDED
                                                                                       DECEMBER 31,
                                                                                    2007       2006 h
                                                                                    --------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................................    $ 10.79    $ 10.00
                                                                                    --------------------
Income from investment operations a:
   Net investment income b, c ..................................................       0.46       0.20
   Net realized and unrealized gains (losses) ..................................       0.67       0.76
                                                                                    --------------------
Total from investment operations ...............................................       1.13       0.96
                                                                                    --------------------
Less distributions from:
   Net investment income and short term gains received from Underlying Funds ...      (0.24)     (0.15)
   Net realized gains ..........................................................      (0.22)     (0.02)
                                                                                    --------------------
Total distributions ............................................................      (0.46)     (0.17)
                                                                                    --------------------
Redemption fees ................................................................         -- g       -- g
                                                                                    --------------------
Net asset value, end of year ...................................................    $ 11.46    $ 10.79
                                                                                    ====================

Total return d .................................................................      10.46%      9.57%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f ............................       2.99%     10.41%
Expenses net of waiver and payments by affiliates f ............................       0.15%      0.15%
Net investment income c ........................................................       2.87%      3.13%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................................    $   417    $    51
Portfolio turnover rate ........................................................      16.28%      5.36%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.84% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period August 1, 2006 (commencement of operations) to December 31,
2006.





2035 RETIREMENT TARGET FUND - CLASS A

                                                                                  -------------------------
                                                                                         YEAR ENDED
                                                                                        DECEMBER 31,
                                                                                      2007        2006 h
                                                                                  -------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ............................................. $    10.88    $    10.00
                                                                                  -------------------------
Income from investment operations a:
   Net investment income b, c ..................................................       0.22          0.09
   Net realized and unrealized gains (losses) ..................................       0.97          0.95
                                                                                  -------------------------
Total from investment operations . .............................................       1.19          1.04
                                                                                  -------------------------
Less distributions from:
   Net investment income and short term gains received from Underlying Funds ...      (0.16)        (0.13)
   Net realized gains ..........................................................      (0.30)        (0.03)
                                                                                  -------------------------
Total distributions ............................................................      (0.46)        (0.16)
                                                                                  -------------------------
Redemption fees ................................................................         -- g          --
                                                                                  -------------------------
Net asset value, end of year ................................................... $    11.61    $    10.88
                                                                                  =========================

Total return d .................................................................      11.05%        10.44%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f ............................       5.16%        13.47%
Expenses net of waiver and payments by affiliates f ............................       0.48%         0.50%
Net investment income c . ......................................................       2.07%         2.04%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................................ $    3,760    $    1,171
Portfolio turnover rate . ......................................................      14.95%         8.29%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.88% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period August 1, 2006 (commencement of operations) to December 31,
2006.




2035 RETIREMENT TARGET FUND - CLASS C

                                                                                    -------------------------
                                                                                           YEAR ENDED
                                                                                          DECEMBER 31,
                                                                                         2007        2006 h
                                                                                    -------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................................   $    10.86    $    10.00
                                                                                    -------------------------
Income from investment operations a:
   Net investment income b, c ..................................................         0.26          0.12
   Net realized and unrealized gains (losses) ..................................         0.84          0.89
                                                                                    -------------------------
Total from investment operations ...............................................         1.10          1.01
                                                                                    -------------------------
Less distributions from:
   Net investment income and short term gains received from Underlying Funds ...        (0.14)        (0.12)
   Net realized gains ..........................................................        (0.30)        (0.03)
                                                                                    -------------------------
Total distributions ............................................................        (0.44)        (0.15)
                                                                                    -------------------------
Redemption fees ................................................................           -- g          --
                                                                                    -------------------------
Net asset value, end of year ...................................................   $    11.52    $    10.86
                                                                                    =========================

Total return d .................................................................        10.12%        10.14%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f ............................         5.84%        14.12%
Expenses net of waiver and payments by affiliates f ............................         1.16%         1.15%
Net investment income c ........................................................         1.39%         1.39%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................................   $    1,103    $       57
Portfolio turnover rate ........................................................        14.95%         8.29%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.88% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period August 1, 2006 (commencement of operations) to December 31,
2006.





2035 RETIREMENT TARGET FUND - CLASS R

                                                                                   -------------------------
                                                                                          YEAR ENDED
                                                                                         DECEMBER 31,
                                                                                        2007       2006 h
                                                                                   -------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................................   $    10.88    $    10.00
                                                                                   -------------------------
Income from investment operations a:
   Net investment income b, c ..................................................         0.28          0.11
   Net realized and unrealized gains (losses) ..................................         0.89          0.93
                                                                                   -------------------------
Total from investment operations ...............................................         1.17          1.04
                                                                                   -------------------------
Less distributions from:
   Net investment income and short term gains received from Underlying Funds ...        (0.16)        (0.13)
   Net realized gains ..........................................................        (0.30)        (0.03)
                                                                                   -------------------------
Total distributions ............................................................        (0.46)        (0.16)
                                                                                   -------------------------
Redemption fees ................................................................           -- g          --
                                                                                   -------------------------
Net asset value, end of year ...................................................   $    11.59    $    10.88
                                                                                   =========================

Total return d .................................................................        10.76%        10.40%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f ............................         5.34%        13.62%
Expenses net of waiver and payments by affiliates f ............................         0.66%         0.65%
Net investment income c ........................................................         1.89%         1.89%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................................   $      314    $       23
Portfolio turnover rate ........................................................        14.95%         8.29%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.88% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period August 1, 2006 (commencement of operations) to December 31,
2006.





2035 RETIREMENT TARGET FUND - ADVISOR CLASS

                                                                                   -------------------------
                                                                                          YEAR ENDED
                                                                                         DECEMBER 31,
                                                                                       2007        2006 h
                                                                                   -------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................................$    10.89    $    10.00
                                                                                 -------------------------

Income from investment operations a:
   Net investment income b, c ..................................................       0.20          0.18
   Net realized and unrealized gains (losses) ..................................       1.04          0.88
                                                                                 -------------------------
Total from investment operations ...............................................       1.24          1.06
                                                                                   -------------------------
Less distributions from:
   Net investment income and short term gains received from Underlying Funds ...      (0.19)        (0.14)
   Net realized gains ..........................................................      (0.30)        (0.03)
                                                                                 -------------------------
Total distributions ............................................................      (0.49)        (0.17)
                                                                                 -------------------------
Redemption fees ................................................................         -- g          --
                                                                                 -------------------------
Net asset value, end of year ................................................... $    11.64    $    10.89
                                                                                 =========================

Total return d .................................................................      11.34%        10.60%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f ............................       4.84%        13.12%
Expenses net of waiver and payments by affiliates f ............................       0.16%         0.15%
Net investment income c ........................................................       2.39%         2.39%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................................ $      119    $       59
Portfolio turnover rate ........................................................      14.95%         8.29%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.88% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period August 1, 2006 (commencement of operations) to December 31,
2006.




2045 RETIREMENT TARGET FUND - CLASS A

                                                                                    --------------------
                                                                                         YEAR ENDED
                                                                                        DECEMBER 31,
                                                                                      2007      2006 h
                                                                                    --------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................................     $10.89      $10.00
                                                                                    --------------------
Income from investment operations a:
   Net investment income b, c ..................................................       0.17        0.08
   Net realized and unrealized gains (losses) ..................................       1.06        0.97
                                                                                    --------------------
Total from investment operations ...............................................       1.23        1.05
                                                                                    --------------------
Less distributions from:
   Net investment income and short term gains received from Underlying Funds ...      (0.16)      (0.13)
   Net realized gains ..........................................................      (0.39)      (0.03)
                                                                                    --------------------
Total distributions ............................................................      (0.55)      (0.16)
                                                                                    --------------------
Redemption fees ................................................................         -- g        --
                                                                                    --------------------
Net asset value, end of year ...................................................     $11.57      $10.89
                                                                                    ====================

Total return d .................................................................      11.32%      10.55%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f ............................       6.86%      13.15%
Expenses net of waiver and payments by affiliates f ............................       0.47%       0.50%
Net investment income c ........................................................       1.70%       1.97%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................................     $2,439      $1,169
Portfolio turnover rate ........................................................      24.40%       8.01%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.89% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period August 1, 2006 (commencement of operations) to December 31,
2006.





2045 RETIREMENT TARGET FUND - CLASS C

                                                                                    --------------------
                                                                                         YEAR ENDED
                                                                                        DECEMBER 31,
                                                                                      2007      2006 h
                                                                                    --------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................................     $10.87      $10.00
                                                                                    --------------------
Income from investment operations a:
   Net investment income b, c ..................................................       0.23        0.16
   Net realized and unrealized gains (losses) ..................................       0.91        0.87
                                                                                    --------------------
Total from investment operations ...............................................       1.14        1.03
                                                                                    --------------------
Less distributions from:
   Net investment income and short term gains received from Underlying Funds ...      (0.14)      (0.13)
   Net realized gains ..........................................................      (0.39)      (0.03)
                                                                                    --------------------
Total distributions ............................................................      (0.53)      (0.16)
                                                                                    --------------------
Redemption fees ................................................................         -- g        --
                                                                                    --------------------
Net asset value, end of year ...................................................     $11.48      $10.87
                                                                                    ====================

Total return d .................................................................      10.50%      10.30%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f ............................       7.55%      13.74%
Expenses net of waiver and payments by affiliates f ............................       1.16%       1.09%
Net investment income c ........................................................       1.01%       1.38%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................................     $  487      $   67
Portfolio turnover rate ........................................................      24.40%       8.01%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.89% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period August 1, 2006 (commencement of operations) to December 31,
2006.





2045 RETIREMENT TARGET FUND - CLASS R

                                                                                    -------------------
                                                                                        YEAR ENDED
                                                                                       DECEMBER 31,
                                                                                      2007     2006 h
                                                                                    -------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................................    $ 10.88    $ 10.00
                                                                                    -------------------
Income from investment operations a:
   Net investment income b, c...................................................       0.24       0.08
   Net realized and unrealized gains (losses) ..................................       0.97       0.96
                                                                                    -------------------
Total from investment operations ...............................................       1.21       1.04
                                                                                    -------------------
Less distributions from:
   Net investment income and short term gains received from Underlying Funds ...      (0.16)     (0.13)
   Net realized gains ..........................................................      (0.39)     (0.03)
                                                                                    -------------------
Total distributions ............................................................      (0.55)     (0.16)
                                                                                    -------------------
Redemption fees ................................................................         --g        --
                                                                                    -------------------
Net asset value, end of year ...................................................    $ 11.54    $ 10.88
                                                                                    ===================

Total return d .................................................................      11.13%     10.44%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f ............................       7.04%     13.30%
Expenses net of waiver and payments by affiliates f ............................       0.65%      0.65%
Net investment income c.........................................................       1.52%      1.82%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................................    $   160    $    12
Portfolio turnover rate ........................................................      24.40%      8.01%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.89% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period August 1, 2006 (commencement of operations) to December 31,
2006.





2045 RETIREMENT TARGET FUND - ADVISOR CLASS

                                                                                    -------------------
                                                                                        YEAR ENDED
                                                                                       DECEMBER 31,
                                                                                       2007     2006 h
                                                                                    -------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................................    $ 10.90    $ 10.00
                                                                                    -------------------
Income from investment operations a:
   Net investment income b, c ..................................................       0.49       0.12
   Net realized and unrealized gains (losses) ..................................       0.78       0.95
                                                                                    -------------------
Total from investment operations ...............................................       1.27       1.07
                                                                                    -------------------
Less distributions from:
   Net investment income and short term gains received from Underlying Funds ...      (0.19)     (0.14)
   Net realized gains ..........................................................      (0.39)     (0.03)
                                                                                    -------------------
Total distributions ............................................................      (0.58)     (0.17)
                                                                                    -------------------
Redemption fees ................................................................         --g        --
                                                                                    -------------------
Net asset value, end of year ...................................................    $ 11.59    $ 10.90
                                                                                    ===================

Total return d .................................................................      11.65%     10.72%

RATIOS TO AVERAGE NET ASSETS e
Expenses before waiver and payments by affiliates f ............................       6.54%     12.80%
Expenses net of waiver and payments by affiliates f ............................       0.15%      0.15%
Net investment income c ........................................................       2.02%      2.32%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................................    $   164    $    17
Portfolio turnover rate ........................................................      24.40%      8.01%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.89% for the year ended December 31, 2007.

g Amount rounds to less than $0.01 per share.

h For the period August 1, 2006 (commencement of operations) to December 31,
2006.





YOUR ACCOUNT

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. Investors may purchase Class C or Class R shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Investors who have not appointed an investment representative (financial advisor) to existing Class C or Class R share Fund accounts, may not make additional purchases to those accounts but may exchange their shares to a Franklin Templeton fund that offers Class C or Class R shares. Dividend and capital gain distributions may continue to be reinvested in existing Class C or Class R share Fund accounts. These provisions do not apply to Employer Sponsored Retirement Plans.


     CLASS A         CLASS C        CLASS R           ADVISOR CLASS
     ----------------------------------------------------------------
     o  Initial      o  No          o  No initial     o  See
        sales           initial        sales charge      "Qualified
        charge of       sales                            Investors
        5.75% or        charge                           - Advisor
        less                                             Class"
                                                         below.
     o  Deferred     o  Deferred    o  Deferred
        sales           sales          sales charge
        charge of       charge of      is not
        1% on           1% on          applicable
        purchases       shares you
        of $1           sell
        million or      within 12
        more sold       months
        within 18
        months

     o  Lower        o  Higher      o  Higher
        annual          annual         annual
        expenses        expenses       expenses than
        than Class      than Class     Class A due
        C or R due      A due to       to higher
        to lower        higher         distribution
        distribution    distribution   fees (lower
        fees            fees           than Class C)


[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments and the Franklin Mutual Recovery Fund. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.
[End callout]

CLASS A, C & R

SALES CHARGES - CLASS A

                             THE SALES CHARGE
                             MAKES UP THIS %    WHICH EQUALS THIS
WHEN YOU INVEST THIS AMOUNT  OF THE OFFERING    % OF YOUR NET
                             PRICE*             INVESTMENT*
--------------------------------------------------------------------
Under $50,000                   5.75               6.10
$50,000 but under $100,000      4.50               4.71
$100,000 but under $250,000     3.50               3.63
$250,000 but under $500,000     2.50               2.56
$500,000 but under $1           2.00               2.04
million

*The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

SALES CHARGE REDUCTIONS AND WAIVERS


QUANTITY DISCOUNTS. We offer two ways for you to combine your current purchase of Class A Fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This quantity discount information is also available free of charge at www.franklintempleton.com/ retail/jsp_cm/fund_perf/pub/quantity_discount.jsp. This web page can also be reached at franklintempleton.com by clicking the "Funds & Performance" tab and then choosing "Quantity Discounts."
From May 1, 2008 to September 30, 2008, the cumulative quantity discount and letter of intent policies are as follows:


1. CUMULATIVE QUANTITY DISCOUNT - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are shares:

(i) Registered to (or held for):

o     You, individually;

o     Your spouse or domestic partner, as recognized by applicable state law;

o     You jointly with your spouse or domestic partner;

o You jointly with another unrelated (not a spouse or domestic partner) person if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person's separate investments in Franklin Templeton fund shares;

o A trustee/custodian of a Coverdell Education Savings account for which you are the identified responsible person on the records of the "current purchase broker-dealer" (as defined below) or its affiliate;

o A trustee/custodian of your IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b), if the shares are registered with the Fund (or in the current purchase broker-dealer's brokerage account) under your Social Security number or the trustee/custodian is providing IRA custody services for clients of the current purchase broker-dealer as an affiliate of, or under contract with, the firm; or

o Any entity over which you or your spouse or domestic partner have individual or shared authority, as principal, to buy and sell shares for the account (for example, an UGMA/UTMA account for a child on which you or your spouse or domestic partner are the custodian, a trust on which you or your spouse or domestic partner are the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of your spouse or domestic partner] on which you [or your spouse or domestic partner] are the authorized signer); THAT ARE

(ii) in one or more accounts maintained by the transfer agent for the Franklin Templeton funds on which your "current purchase broker-dealer" (as defined below) is the broker-dealer of record or one or more brokerage accounts maintained with your "current purchase broker-dealer." Your current purchase broker-dealer is the broker-dealer (financial advisor) for the Fund account (or brokerage account) that will hold the shares from your current purchase. If you do not select a broker-dealer (financial advisor) for your current purchase, we will consider the distributor of the Fund's shares to be your current purchase broker-dealer for purposes of identifying cumulative quantity discount eligible shares that might be combined with your current purchase.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. You should retain any records necessary to substantiate historical share costs because your current purchase broker-dealer may not have or maintain this information.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your current purchase broker-dealer at the time of your current purchase or any future purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available.

Franklin Templeton fund shares held as follows cannot be combined with your current purchase for purposes of the cumulative quantity discount:

o Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer's brokerage account or with a bank, an insurance company separate account or an investment advisor); or

o Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan); or
o  Shares held in a 529 college savings plan; or

o Shares held directly in a Franklin Templeton fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

2. LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative quantity discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. Please refer to the SAI for more LOI details.
To sign up for these programs, complete the appropriate section of your account application.


Effective October 1, 2008, the cumulative quantity discount and letter of intent policies are as follows:

1. CUMULATIVE QUANTITY DISCOUNT - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are Franklin Templeton fund shares registered to (or held by a financial intermediary for):

o    You, individually;

o Your spouse or domestic partner, as recognized by applicable state law, and your children under the age of 21 (each a "Family Member");

o    You jointly with one or more Family Members;

o You jointly with another person(s) who is(are) not Family Members if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person's separate investments in Franklin Templeton fund shares;

o A trustee/custodian of a Coverdell Education Savings account for which you or a Family Member is the identified responsible person;

o A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b), if the shares are registered/recorded under yours or a Family Member's Social Security number;

o A 529 college savings plan over which you or a Family Member has investment discretion and control;

o Any entity over which you or a Family Member has (have) individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a Family Member is the custodian, a trust on which you or a Family Member is the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of a Family Member] on which you or a Family Member is the authorized signer);

o    A trust established by you or a Family Member as grantor.

Franklin Templeton fund shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement plan such as a 401(k) plan (see definition below) do not qualify for a cumulative quantity discount.

Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint (for example, shares held in a different broker-dealer's brokerage account or with a bank or an investment advisor), it is your responsibility to specifically identify those shares to your financial adviser at the time of your purchase (including at the time of any future purchase). If you have not designated a financial adviser associated with your Franklin Templeton fund shares, it is your responsibility to specifically identify any cumulative quantity discount eligible shares to the Fund's transfer agent at the time of any purchase.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your financial adviser or the Franklin Templeton funds' transfer agent at the time of any purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available since your financial adviser and the Fund generally will not have that information.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. It is your responsibility to retain any records necessary to substantiate historical share costs because neither your current financial adviser nor the Franklin Templeton funds may have or maintain this information.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

2. LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative Quantity Discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. It is your responsibility to tell your financial adviser when you believe you have fulfilled your LOI with sufficient cumulative quantity discount eligible shares. If you have not designated a financial adviser associated with your Franklin Templeton fund shares, it is your responsibility to tell the Funds' transfer agent when you believe you have fulfilled your LOI with sufficient cumulative quantity discount eligible shares. Please refer to the SAI for more LOI details.

To sign up for these programs, complete the appropriate section of your account application.


SALES CHARGE WAIVERS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by certain investors or for certain payments. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the SAI.

INVESTMENTS OF $1 MILLION OR MORE


If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, there is a 1% CDSC on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see "Contingent Deferred Sales Charge
(CDSC) - Class A & C" below).


DISTRIBUTION AND SERVICE (12B-1) FEES


Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution fees of up to 0.35% per year to those who sell and distribute Class A shares and provide other services to shareholders. As of August 1, 2007, however, the board has determined to reduce the amount allowed to be paid under the Class A distribution plan for each Fund from 0.35% to 0.30%. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


SALES CHARGES - CLASS C

With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.

CDSC


There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see "Contingent Deferred Sales Charge (CDSC) - Class A & C" below).


DISTRIBUTION AND SERVICE (12B-1) FEES

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 1% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS R

With Class R shares, there is no initial sales charge.

RETIREMENT PLANS

Class R shares are available to the following investors:

o  Employer Sponsored Retirement Plans

o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code

o Health Reimbursement Accounts and Health Savings Accounts, either as a direct investment or as a separate or managed account.

DISTRIBUTION AND SERVICE (12B-1) FEES

Class R has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 0.50% per year for the sale of Class R shares and for services provided to shareholders. Because these fees are paid out of Class R's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]


To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see "Exchanging Shares").


REINSTATEMENT PRIVILEGE

If you sell shares of a Franklin Templeton fund that were held indirectly for your benefit in an account with your investment representative's firm or your bank's trust department or that were registered to you directly by the Fund's transfer agent (or, to an affiliated custodian or trustee of the Fund's transfer agent), you may reinvest all or a portion of the proceeds from that sale within 90 days of the sale without an initial sales charge. This Reinstatement Privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or
(ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through an Employer Sponsored Retirement Plan that is not a DCS Plan or a non-Franklin Templeton individual or employer sponsored IRA.

In order to take advantage of this Reinstatement Privilege, you must inform your investment representative or the Fund's transfer agent of this privilege at the time of your investment. The proceeds from the earlier sale must also be invested within the same share class as that of the sold shares, except proceeds will be reinvested in Class A shares if the proceeds are from the sale of (i) Class B shares; or (ii) Class C shares or Class R shares if at the time of investment you have not appointed an investment representative (financial advisor) of record for the Fund account(s) in which the purchased shares will be held. Proceeds from the earlier sale of Class Z shares may also be invested in Class A shares under this Reinstatement Privilege.

If you paid a CDSC when you sold your Class A or C shares, we will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment (for example, if you are reinvesting $10,000 within 90 days of an earlier $10,000 sale on which you paid a $100 CDSC, the amount of your reinvestment will equal $10,100). The new shares issued with your reinvestment WILL BE subject to any otherwise applicable CDSC. If, however, you (except Employer Sponsored Retirement Plans) paid a CDSC when you sold (1) Class B shares; or (2) Class C shares held at the time of sale in a Franklin Templeton fund account without an investment representative (financial advisor) appointed by you and invest the proceeds from that sale in Class A shares within 90 days of the sale, you will not be credited with any CDSC paid at the time of sale. In this case, the new Class A shares issued with your reinvestment WILL NOT BE subject to any otherwise applicable CDSC.

Proceeds immediately placed in a Franklin Templeton Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 90 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level recordkeeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level recordkeeping related to those DCS services.

QUALIFIED INVESTORS - ADVISOR CLASS

The following investors or investments may qualify to buy Advisor Class shares of the Funds:


o Shares acquired by a financial intermediary that has entered into an agreement with Distributors authorizing the sale of Fund shares, in connection with its mutual fund trading platform, that the intermediary holds, directly or indirectly, on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with any broker-dealer, trust company, registered investment adviser, or investment adviser with assets under management in excess of $100 million that is exempt from federal registration, that is not an affiliate or associated person of the financial intermediary. Minimum initial investment: $50,000 for individual or multiple clients.

o Shares acquired by a financial intermediary that the intermediary holds on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares. No minimum initial investment.


o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.


o Current and former officers, trustees, directors, full-time employees (and, in each case, their family members) of both Franklin Templeton Investments and Franklin Templeton funds, consistent with our then-current policies. Minimum initial investment: $100 ($50 for accounts with an automatic investment plan).


o  Assets held in accounts managed by a subsidiary of Franklin Resources,
   Inc.: (1) under an advisory agreement (including sub-advisory agreements); and/or (2) as Trustee of an inter vivos or testamentary trust.

o Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if
   (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.


o An Employer Sponsored Retirement Plan (Plan) with Plan assets of $1 million or more that is not an Existing DCS Plan. An "Employer Sponsored Retirement Plan" includes (a) an employer sponsored pension or profit sharing plan that qualifies (Qualified Plan) under section 401(a) of the Internal Revenue Code (Code), including Code section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA covered 403(b); and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. An "Existing DCS Plan" is an Employer Sponsored Retirement Plan that has contracted on or before May 1, 2006 for participant level recordkeeping with an affiliate of Distributors (the Recordkeeping Affiliate) or with the entity identified in the Recordkeeping Affiliate's small business plan promotional materials. An Existing DCS Plan became eligible to purchase Advisor Class shares on May 1, 2007.


o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code, provided that Distributors or an affiliate of Distributors has entered into a contract with the state sponsor of the program to provide certain services relating to the operation of the program. No initial minimum investment.

o An individual or entity associated with a current customer of Franklin Templeton Institutional, LLC (FTI, LLC) if approved by FTI, LLC in consultation with its customer.


o Unaffiliated U.S. registered mutual funds, including those that operate as "fund of funds." Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Assets held in accounts under the recommendation of an investment consultant provided that (1) assets are held with a firm unaffiliated with the investment consultant's firm; (2) the investment consultant is under a retainer or other similar fee arrangement with its clients; (3) the client is not an individual; and (4) a subsidiary of Franklin Resources, Inc. approves the investment.



BUYING SHARES


MINIMUM INVESTMENTS - CLASS A, C & R
-----------------------------------------------------
                                        INITIAL
-----------------------------------------------------
Regular accounts                        $1,000
-----------------------------------------------------
Automatic investment plans              $50
-----------------------------------------------------
UGMA/UTMA accounts                      $100
-----------------------------------------------------
Employer Sponsored Retirement Plans,    no minimum
SIMPLE-IRAs, SEP-IRAs, SARSEPs or
403(b) plan accounts
-----------------------------------------------------
IRAs, IRA rollovers, Coverdell
Education Savings Plans or Roth IRAs    $250
-----------------------------------------------------
Broker-dealer sponsored wrap account
programs                                no minimum
-----------------------------------------------------
Current and former full-time            $100
employees, officers, trustees and
directors of Franklin Templeton
entities, and their family members
-----------------------------------------------------


Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.

ACCOUNT APPLICATION


If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services"). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.


BUYING SHARES
----------------------------------------------------------------------
                     OPENING AN ACCOUNT      ADDING TO AN ACCOUNT
----------------------------------------------------------------------

THROUGH YOUR
INVESTMENT           Contact your            Contact your investment
REPRESENTATIVE       investment              representative
                     representative
----------------------------------------------------------------------
                     If you have another     Before requesting a
BY PHONE/ONLINE      Franklin Templeton      telephone or online
                     fund account with your  purchase into an
(Up to $100,000 per  bank account            existing account,
shareholder per day) information on file,    please make sure we
                     you may open a new      have your bank account
1-800/632-2301       account by phone. At    information on file. If
                     this time, a new        we do not have this
franklintempleton.   account may not be      information, you will
com                  opened online.          need to send written
NOTE: (1) CERTAIN                            instructions with your
ACCOUNT TYPES ARE    To make a same day      bank's name and address
NOT AVAILABLE FOR    investment, your phone  and a voided check or
ONLINE ACCOUNT       order must be received  savings account deposit
ACCESS AND (2) THE   and accepted by us by   slip. If the bank and
AMOUNT MAY BE        1:00 p.m. Pacific time  Fund accounts do not
HIGHER FOR MEMBERS   or the close of the     have at least one
OF FRANKLIN          New York Stock          common owner, your
TEMPLETON VIP        Exchange, whichever is  written request must be
SERVICESTM.  PLEASE  earlier.                signed by ALL fund AND
SEE "FRANKLIN                                bank account owners,
TEMPLETON VIP                                and each individual
SERVICESTM" UNDER                            must have his or her
"INVESTOR SERVICES"                          signature guaranteed.
FOR MORE
INFORMATION                                  To make a same day
REGARDING                                    investment, your phone
ELIGIBILITY.                                 or online order must be
                                             received and accepted
                                             by us by 1:00 p.m.
                                             Pacific time or the
                                             close of the New York
                                             Stock Exchange,
                                             whichever is earlier.

----------------------------------------------------------------------
                     Make your check         Make your check payable
                     payable to the Fund.    to the Fund. Include
                                             your account number on
BY MAIL              Mail the check and      the check.
                     your signed
                     application to          Fill out the deposit
                     Investor Services.      slip from your account
                                             statement. If you do
                                             not have a slip,
                                             include a note with
                                             your name, the Fund
                                             name, and your  account
                                             number.

                                             Mail the check and
                                             deposit slip or note to
                                             Investor Services.
----------------------------------------------------------------------
                     Call  to receive a      Call to receive a wire
                     wire control number     control number and wire
                     and wire                instructions.
                     instructions.
BY WIRE                                      To make a same day wire
                     Wire the funds and      investment, the wired
1-800/632-2301       mail your signed        funds must be received
(or 1-650/312-2000   application to          and accepted by us by
collect)             Investor Services.      1:00 p.m. Pacific time
                     Please include the      or the close of the New
                     wire control number or  York Stock Exchange,
                     your new account        whichever is earlier.
                     number on the
                     application.

                     To make a same day
                     wire investment, the
                     wired funds must be
                     received and accepted
                     by us by 1:00 p.m.
                     Pacific time or the
                     close of the New York
                     Stock Exchange,
                     whichever is earlier.
----------------------------------------------------------------------
                     Call Shareholder        Call Shareholder
BY EXCHANGE          Services at             Services at
                     1-800/632-2301, or      1-800/632-2301, or send
                     send signed written     signed written
                     instructions.   You     instructions. You also
franklintempleton.   also may place an       may place an online
com                  online exchange order.  exchange order.
                     The automated
                     telephone system        (Please see "Exchanging
                     cannot be used to open  Shares" for more
                     a new account.          information on
                                             exchanges.)
                     (Please see
                     "Exchanging Shares"
                     for more information
                     on exchanges.)
----------------------------------------------------------------------

                                        Franklin Templeton Investor Services
                                  P.O. Box 997151, Sacramento, CA 95899-7151
                                              Call toll-free: 1-800/632-2301
                (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
                           or visit us online 24 hours a day, 7 days a week,
                                                    at franklintempleton.com


INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN

This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION

You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

SHAREHOLDER SERVICES           1-800/632-2301
ADVISOR SERVICES               1-800/524-4040
RETIREMENT SERVICES            1-800/527-2020

DISTRIBUTION OPTIONS

You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

If you received a distribution and chose to return it to purchase additional shares in Class A shares of another Franklin Templeton fund, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.

[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. Advisor Class shareholders may reinvest in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must be a current shareholder in Advisor Class or otherwise qualify to buy that fund's Advisor Class shares. DCS Plans may direct distributions to Class A shares if Class R shares are not offered by that fund.

RETIREMENT PLANS

Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

FRANKLIN TEMPLETON VIP SERVICESTM

You may be eligible for Franklin Templeton VIP ServicesTM if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP ServicesTM shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and a Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud.
You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares
o  you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect a Fund against potential claims based on the instructions received.


The amount may be higher for members of Franklin Templeton VIP ServicesTM. Please see "Franklin Templeton VIP ServicesTM" above for more information regarding eligibility.


SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency.

RETIREMENT PLANS

You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.


SELLING SHARES
---------------------------------------------------------------
                      TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------------------------------

THROUGH YOUR
INVESTMENT            Contact your investment representative
REPRESENTATIVE
---------------------------------------------------------------
                      Send written instructions and endorsed
BY MAIL               share certificates (if you hold share
                      certificates) to Investor Services.
                      Corporate, partnership or trust
                      accounts may need to send additional
                      documents.

                      Specify the Fund, the account number
                      and the dollar value or number of
                      shares you wish to sell. Be sure to
                      include all necessary signatures and
                      any additional documents, as well as
                      signature guarantees if required.

                      A check will be mailed to the name(s)
                      and address on the account, or
                      otherwise according to your written
                      instructions.
---------------------------------------------------------------
                      As long as your transaction is for
BY PHONE/ONLINE       $100,000 or less, you do not hold share
                      certificates and you have not changed
1-800/632-2301        your address by phone or online within
                      the last 15 days, you can sell your
franklintempleton.com shares by phone or online. The amount
                      may be higher for members of Franklin
                      Templeton VIP Services(TM).  Please see
                      "Franklin Templeton VIP Services(TM)"
                      above for more information regarding
                      eligibility.

                      A check will be mailed to the name(s)
                      and address on the account, or a
                      pre-authorized secondary address.
                      Written instructions, with a signature
                      guarantee, are required to send the
                      check to another address or to make it
                      payable to another person.
---------------------------------------------------------------
                      You can call, write, or visit us online
BY ELECTRONIC FUNDS   to have redemption proceeds sent to a
TRANSFER (ACH)        bank account. See the policies at left
                      for selling shares by mail, phone, or
                      online.

                      Before requesting to have redemption
                      proceeds sent to a bank account, please
                      make sure we have your bank account
                      information on file. If we do not have
                      this information, you will need to send
                      written instructions with your bank's
                      name and a voided check or savings
                      account deposit slip. If the bank and
                      Fund accounts do not have at least one
                      common owner, you must provide written
                      instructions signed by ALL fund AND
                      bank account owners, and each
                      individual must have his or her
                      signature guaranteed.

                      If we receive your request in proper
                      form by 1:00 p.m. Pacific time,
                      proceeds sent by ACH generally will be
                      available within two to three business
                      days.
---------------------------------------------------------------
                      Obtain a current prospectus for the
BY EXCHANGE           fund you are considering.  Prospectuses
                      are available online at
                      franklintempleton.com.

                      Call Shareholder Services at the number
                      below or send signed written
                      instructions. You also may place an
                      exchange order online.  See the
                      policies at left for selling shares by
                      mail, phone, or online.

                      If you hold share certificates, you
                      will need to return them to the Fund
                      before your exchange can be processed.
---------------------------------------------------------------

      Franklin Templeton Investor Services
      P.O. Box 997151, Sacramento, CA 95899-7151
      Call toll-free: 1-800/632-2301
      (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time) or visit us online 24 hours a day, 7 days a week, at franklintempleton.com


EXCHANGING SHARES

EXCHANGE PRIVILEGE

CLASS A, C & R

You can exchange shares between most Franklin Templeton funds within the same class,* generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund or another fund that does not have a sales charge, a sales charge may apply no matter how long you have held the shares.

Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

DCS Plans may exchange Class R shares for Class A shares of another Franklin Templeton fund if that fund does not offer Class R shares.


*Class Z shareholders of Franklin Mutual Series Funds may exchange into Class A without any sales charge.


ADVISOR CLASS


You can exchange your Advisor Class shares for Advisor Class shares of other Franklin Templeton funds. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Funds.


*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you are a current shareholder in Advisor Class or you otherwise qualify to buy the fund's Advisor Class shares.


ALL CLASSES

The remainder of the "Exchanging Shares" section applies to all classes.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

REJECTED EXCHANGES. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. Each Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY

The Funds' board of trustees has adopted the following policies and procedures with respect to market timing (Market Timing Trading Policy).

MARKET TIMING GENERALLY. Each Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as "market timing." It intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in a Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in its sole discretion concludes that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, a Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by asset allocators" in the Statement of Additional Information).

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this Market Timing Trading Policy whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary (such as a broker-dealer, a bank, trust company, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan) that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While a Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, imposing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the underlying funds' portfolio holdings exposes the underlying funds to "arbitrage market timers," the value of the underlying funds' shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share. Since some of the underlying funds invest significantly in foreign securities, they may be particularly vulnerable to arbitrage market timing which may indirectly impact the Funds. Arbitrage market timing in foreign investments may occur because of time zone differences between the foreign markets on which the underlying funds' international portfolio securities trade and the time as of which the underlying funds' NAV are calculated. Arbitrage market timers may purchase shares of the underlying funds based on events occurring after foreign market closing prices are established, but before calculation of the underlying funds' NAV. One of the objectives of the underlying funds' fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see "Valuation - Foreign Securities - Potential Impact of Time Zones and Market Holidays").

Since some of the underlying funds' may invest significantly in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid ("relatively illiquid securities"), they may be particularly vulnerable to arbitrage market timing which may indirectly impact the Funds. An arbitrage market timer may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the underlying funds' net asset value and the latest indications of market values for those securities. One of the objectives of the underlying funds' fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see "Fair Valuation - Individual Securities").

The underlying funds' are currently using several methods to reduce the risks associated with market timing. These methods include:

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the underlying funds' Market Timing Trading Policy;

o   imposing a redemption fee for short-term trading;

o monitoring potential price differentials following the close of trading in foreign markets and changes in indications of value for relatively illiquid traded securities to determine whether the application of fair value pricing procedures is warranted;

o seeking the cooperation of financial intermediaries to assist the underlying funds' in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, each Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be minimized or completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of a Fund's Market Timing Trading Policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund following receipt by the Fund.

REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee will be imposed (with some exceptions) on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if imposed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to a Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and a Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in a Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of a Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect a Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. Each Fund will continue to encourage all financial intermediaries to develop the capability to begin imposing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.


WAIVER/EXCEPTIONS/CHANGES. Each Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of a shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.


LIMITATIONS ON COLLECTION. Currently, each Fund is very limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to impose or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees.
Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

INVOLUNTARY REDEMPTIONS. Each Fund reserves the right to close your account if the account value falls below $500 ($125 for individual retirement accounts; $50 for employee and UGMA/UTMA accounts), or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing).

ACCOUNT POLICIES

CALCULATING SHARE PRICE

CLASS A & C

When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows:
10.25 divided by 1.00 minus 0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.

When you sell shares, you receive the NAV minus any applicable CDSC.

ALL CLASSES

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total net asset value of each fund's share class by the applicable number of shares outstanding per share class.

Each Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


When determining its NAV, each Fund values shares of the underlying funds at the underlying funds' respective NAV. Each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.


Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. Each Fund relies on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs, the third party pricing vendors will provide revised values to the Fund.

FAIR VALUATION - INDIVIDUAL SECURITIES


Since some of the underlying funds may invest in securities that are restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid, there is the possibility of a differential between the last available market prices for one or more of those securities and the latest indications of market values for those securities. The underlying funds have procedures, approved by their boards of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The underlying funds' boards of trustees oversee the application of fair value pricing procedures.


The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the underlying funds could obtain the fair value assigned to a security if they were able to sell the security at approximately the time at which the underlying funds determine their NAV per share.

SECURITY VALUATION - PASS-THROUGH SECURITIES, CMO, ABS, MBS

Mortgage pass-through securities (such as Ginnie Mae, Fannie Mae and Freddie
Mac), other mortgage-backed securities (MBS), collateralized mortgage obligations (CMOs) and asset-backed securities (ABS), generally trade in the over-the-counter market rather than on a securities exchange. The underlying funds may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services. The underlying funds' pricing services use valuation models or matrix pricing to determine current value. In general, they use information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves. Matrix pricing is considered a form of fair value pricing.

SECURITY VALUATION - CORPORATE DEBT SECURITIES

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The underlying funds may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services to assist in determining a current market value for each security. The underlying funds' pricing services may utilize independent quotations from bond dealers and bond market activity to determine current value.

SECURITY VALUATION - SENIOR SECURED CORPORATE LOANS

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The underlying funds may value these portfolio securities by utilizing quotations from loan dealers and other financial institutions, information with respect to bond and note transactions and may rely on independent pricing services to assist in determining a current market value for each security. These pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that incorporate multiple bond characteristics. These characteristics may include dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis.

SECURITY VALUATION - OPTIONS


The underlying funds value portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option an underlying fund holds is its last sale price on the relevant exchange before the underlying fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the underlying fund values options within the range of the current closing bid and ask prices if the underlying fund believes the valuation fairly reflects the contract's market value.

SECURITY VALUATION - FOREIGN SECURITIES - COMPUTATION OF U.S. EQUIVALENT VALUE

The underlying funds generally determine the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 1:00 p.m. Pacific time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the underlying fund's board of trustees.


VALUATION - FOREIGN SECURITIES - POTENTIAL IMPACT OF TIME ZONES AND MARKET HOLIDAYS


Trading in securities on foreign securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed well before the close of business on the NYSE on each day that the NYSE is open. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by an underlying fund. As a result, the underlying fund may be susceptible to what is referred to as "time zone arbitrage." Certain investors in the underlying fund may seek to take advantage of discrepancies in the value of the underlying fund's portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the underlying fund's NAV is computed. Trading by these investors, often referred to as "arbitrage market timers," may dilute the value of the underlying fund's shares, if such discrepancies in security values actually exist. To attempt to minimize the possibilities for time zone arbitrage, and in accordance with procedures established and approved by the underlying fund's board of trustees, the manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds).

These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the close of the NYSE. If such an event occurs, the foreign securities may be valued using fair value procedures established and approved by the underlying fund's board of trustees. In certain circumstances these procedures include the use of independent pricing services. The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of an underlying fund's portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in underlying fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE, and on which the underlying fund's NAV is not calculated. Thus, the calculation of each underlying fund's NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation. If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the underlying fund's fair value procedures established and approved by the underlying fund's board of trustees.

ACCOUNTS WITH LOW BALANCES

If your account has been open for more than one year and its value falls below $500 ($50 for employee and UGMA/UTMA accounts), we will mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we will close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason. This policy does not apply to: certain broker-controlled accounts established through the National Securities Clearing Corporation's Networking system.


STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Funds' financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.


If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Investor Services - Telephone/Online Privileges").


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Distributors. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow a Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o  Add/Change   the  bank  account  that  may  be  debited  for  Fund  share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

ADDITIONAL POLICIES

Please note that each Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.

o The Fund may modify, suspend, or terminate telephone/online privileges at any time.

o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.

o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.

o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.

o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION

CLASS A, C & R

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Distributors from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Funds and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder servicing and transfer agent" in the SAI. These fees are paid by the Funds' transfer agent from payments it receives under its agreement with the Funds.

                             CLASS A    CLASS C    CLASS R
--------------------------------------------------------------
COMMISSION (%)               ---        1.00(3)    ---
Investment under $50,000     5.00       ---        ---
$50,000 but under $100,000   3.75       ---        ---
$100,000 but under $250,000  2.80       ---        ---
$250,000 but under $500,000  2.00       ---        ---
$500,000 but under $1        1.60       ---        ---
million
$1 million or more     up to 1.00(1)    ---        ---
12B-1 FEE TO DEALER          0.25(1,2)  1.00(4)    0.50


No dealer commission will be paid on Class A NAV purchases by Employer Sponsored Retirement Plans.


If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by the Funds' manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to a Fund as described in the Funds' "Market Timing Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.


1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

2. The Fund may pay up to 0.30% to Distributors or others, out of which 0.05% generally will be retained by Distributors for its distribution expenses.


3. Commission includes advance of the first year's 0.25% 12b-1 service fee. Distributors may pay a prepaid commission. However, Distributors does not pay a prepaid commission on any purchases by Employer Sponsored Retirement Plans.
4. Dealers may be eligible to receive up to 0.25% at the time of purchase and may be eligible to receive 1% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

OTHER DEALER COMPENSATION. Distributors may make payments from its own financial resources to certain dealers who have sold shares of the Franklin Templeton mutual funds. In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds, and 0.05% (or 0.03%) of the total assets of equity (or fixed income) funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in a Fund by non-U.S. persons, may exceed this limitation. Distributors makes these payments in connection with the qualifying dealers' efforts to educate financial advisors about the Franklin Templeton funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments.


To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, Distributors may pay or allow other promotional incentives or payments to dealers.


Sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You should ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.

ADVISOR CLASS

Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Distributors from its own resources.

QUESTIONS


If you have any questions about a Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-7151. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                                HOURS (PACIFIC TIME,
DEPARTMENT NAME              TELEPHONE NUMBER   MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------------
SHAREHOLDER SERVICES         1-800/632-2301     5:30 a.m. to 5:00 p.m.
FUND INFORMATION             1-800/DIAL BEN(R)  5:30 a.m. to 5:00 p.m.
                             (1-800/342-5236)
RETIREMENT SERVICES          1-800/527-2020     5:30 a.m. to 5:00 p.m.
ADVISOR SERVICES             1-800/524-4040     5:30 a.m. to 5:00 p.m.
INSTITUTIONAL SERVICES       1-800/321-8563     6:00 a.m. to 4:00 p.m.
TDD (HEARING IMPAIRED)       1-800/851-0637     5:30 a.m. to 5:00 p.m.
AUTOMATED TELEPHONE SYSTEM   1-800/632-2301     (around-the-clock access)
                             1-800/524-4040
                             1-800/527-2020


FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.

You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/551-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN TEMPLETON INVESTMENTS logo]
One Franklin Parkway, San Mateo, CA 94403-1906
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
FRANKLINTEMPLETON.COM

GAIN FROM OUR PERSPECTIVE(R)



6977  Investment Company Act file #811-07851                    RTF P 05/08







FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND
FRANKLIN TEMPLETON MODERATE TARGET FUND
FRANKLIN TEMPLETON GROWTH TARGET FUND

CLASS A, B, C, R & ADVISOR

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2008


[Insert Franklin Templeton Investments logo]



P.O. BOX 997151, SACRAMENTO, CA 95899-7151 1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated May 1, 2008, which we may amend from time to time, contains the basic information you should know before investing in a Fund. You should read this SAI together with the Funds' prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Funds' Annual Report to Shareholders, for the fiscal year ended December 31, 2007, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS


Goals, Strategies and Risks                          2
Information about the Underlying
 Franklin Templeton Funds                            3
Officers and Trustees                               34
Proxy Voting Policies and Procedures                40
Management, Asset Allocation and
 Other Services                                     42
Portfolio Transactions                              45
Distributions and Taxes                             46
Organization, Voting Rights and
 Principal Holders                                  52
Buying and Selling Shares                           53
The Underwriter                                     59
Performance                                         61
Miscellaneous Information                           64


-------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
-------------------------------------------------------------------
o  ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE
   CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;
-------------------------------------------------------------------
o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
   ENDORSED BY, ANY BANK;
-------------------------------------------------------------------
o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS
   OF PRINCIPAL.
-------------------------------------------------------------------

                                                                FAS SAI 05/08


GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------


The information provided with respect to each Fund (hereafter "the Fund") is in addition to that included in the Fund's prospectus.

In addition to the main types of investments and strategies undertaken by the Fund as described in the prospectuses, the Fund also may invest in other types of securities and engage in and pursue other investment strategies, which are described in this SAI. Investments and investment strategies mentioned with respect to the Fund are discussed in greater detail in the section entitled "Investments, techniques, strategies and their risks."

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund invests in affiliated funds within Franklin Templeton Investments pursuant to an exemptive order issued by the Securities and Exchange Commission
(SEC).

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.


Notwithstanding the following investment restrictions, the underlying funds have adopted certain investment restrictions, which may be more or less restrictive than those listed below, thereby permitting a Fund to engage in investment strategies indirectly that are prohibited under the investment restrictions listed below. The investment restrictions of the underlying funds are located in their respective SAIs.

FUNDAMENTAL INVESTMENT POLICIES


The Fund's investment goal is the highest level of long-term total return that is consistent with an acceptable level of risk.

The Fund may not:

1. Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (1940 Act), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the U.S. Securities and Exchange Commission (SEC).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

4. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon or (ii) investing in securities or other instruments that are secured by physical commodities.

6. Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

7. Invest more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

8. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or
    (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:


      "small portion"          less than 10%
      "portion"                10% to 25%
      "significant"            25% to 50%
      "substantial"            50% to 66%
      "primary"                66% to 80%
      "predominant"            80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.


The Fund pursues its investment goal by investing primarily in a combination of Franklin Templeton funds (underlying funds). The Fund may also invest up to 5% of its assets directly in the types of securities in which the underlying funds invest and may engage directly in the types of investment strategies employed by the underlying funds. These strategies include investments in futures and related options for the purpose of managing the desired effective asset allocation of the Fund. In addition, the Fund may hedge its investments to protect the Fund against a decline in market value. For more information on how the underlying funds invest their assets, see "Information about the Underlying Franklin Templeton Funds."

The value of your shares will increase as the value of the underlying funds owned by the Fund increases and will decrease as the value of the underlying funds owned by the Fund decreases. In this way, you participate in any change in the value of the underlying funds owned by the Fund.

The Fund may invest without limitation in repurchase agreements and securities issued or backed by the full faith and credit of the U.S. government. U.S. government securities include U.S. Treasury bills, notes, and bonds. Securities backed by the full faith and credit of the U.S. government include those issued by the Government National Mortgage Association.

The Fund invests in Class Z shares of Mutual Discovery Fund, Mutual European Fund, Mutual Financial Services Fund and Mutual Shares Fund, Class A shares of Franklin Strategic Mortgage Portfolio (the only class of shares available for this fund) and Advisor Class shares of other underlying funds. The Fund will not pay any sales load or 12b-1 service or distribution fees in connection with their investments in any of the underlying funds.

DERIVATIVE SECURITIES Options and futures are considered derivative investments, since their value depends on the value of the underlying asset to be purchased or sold. The Fund's investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, their success will depend on the manager's ability to predict market movements.

ILLIQUID INVESTMENTS The Fund's policy is not to invest more than 15% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

REPURCHASE AGREEMENTS The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.


Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon a Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

INFORMATION ABOUT THE UNDERLYING FRANKLIN TEMPLETON FUNDS
-------------------------------------------------------------------

The following gives more detailed information about the underlying funds' investment policies and the types of securities that they may buy along with their associated risks.


BORROWING As a fundamental investment restriction, the underlying funds may not borrow money except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. Certain underlying funds may have more restrictive non-fundamental policies with respect to borrowing.

BANK LOANS, LOANS BY OTHER FINANCIAL INSTITUTIONS, LOAN PARTICIPATIONS AND ASSIGNMENTS OF LOANS Certain underlying funds may invest in loans made to, or issued by, borrowers that are U.S. companies, and U.S. subsidiaries of non-U.S. companies (corporate loans). Such corporate loans typically pay interest rates, which are re-determined periodically on the basis of a floating base lending rate such as the London Interbank Offered Rate (LIBOR) plus a premium. The loans may include term loans and, to the extent permissible for the fund, revolving credit facilities, prefunded letters of credit (L/C) facility term loans, delayed draw term loans and receivables purchase facilities. The fund may buy loan participations, other related direct or indirect corporate debt obligations (or assignments of corporate loans). The fund may buy from a lender a portion of a corporate loan.

LOANS NEGOTIATED BY THE AGENT BANK. Each type of corporate loan in which the fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the corporate borrower and in the drafting of the terms of the corporate loan. The group of lenders often consists of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions. The fund will not act as the sole negotiator or sole originator for a corporate loan. One or more of the lenders usually administers the corporate loan on behalf of all the lenders; this lender is referred to as the Agent Bank.

THREE WAYS TO INVEST IN CORPORATE LOANS. The fund may invest in corporate loans in one of three ways. The fund may: (i) make a direct investment in a corporate loan by participating as one of the lenders; (ii) purchase a participation interest in a corporate loan; or (iii) purchase an assignment of a corporate loan. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. The fund may acquire participation interests from a lender or other holders of participation interests. An assignment represents a portion of a corporate loan previously attributable to a different lender. Unlike a participation interest, the fund will generally become a lender for the purposes of the relevant corporate loan agreement by purchasing an assignment.

1. DIRECT INVESTMENTS IN CORPORATE LOANS. It can be advantageous to the fund to make a direct investment in a corporate loan as one of the lenders. When a new issue is purchased, such an investment is typically made at a discount. This means that the fund receives a return at the full interest rate for the corporate loan. However, secondary purchases of loans may be made at par, at a premium from par or at a discount from par. When the fund invests in a participation interest in, or an assignment of, a corporate loan, the fund may pay a fee or forgo a portion of the interest payment. Consequently, the fund's return on such an investment may be lower than it would have been if the fund had made a direct investment in the underlying corporate loan. At certain times when reduced opportunities for direct investment in corporate loans may exist, however, the fund may be able to invest in corporate loans only through participation interests or assignments.

2. ASSIGNMENTS OF CORPORATE LOANS. If the fund purchases an assignment of a corporate loan from a lender, the fund will step into the shoes of the original lender and will have direct contractual rights against the corporate borrower in favor of the lenders. An assignment from a lender gives the fund the right to receive payments directly from the corporate borrower and to enforce its rights as a lender directly against the corporate borrower.

3. PARTICIPATION INTERESTS IN CORPORATE LOANS. In contrast to an assignment, if the fund purchases a participation interest either from a lender or a participant, the fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the corporate borrower. Consequently, the fund is subject to the credit risk of the lender or participant who sold the participation interest to the fund, in addition to the usual credit risk of the corporate borrower. Therefore, when the fund considers an investment in corporate loans through the purchase of participation interests, its manager will take into account the creditworthiness of the Agent Bank and any lenders and participants interposed between the fund and the corporate borrower. These parties are referred to as Intermediate Participants.

Despite this risk, however, loan participations may enable the fund to acquire an interest in a loan from a financially strong borrower, which it could not do directly. While loan participations generally trade at a discount, the fund may buy participations trading at a premium. Loan participations that sell at a discount indicate the borrower may have credit problems or other issues associated with the credit risk of the loan. To the extent the credit problems are resolved, loan participations may appreciate in value.

In the event the corporate borrower fails to pay principal and interest when due, the fund may have to assert its loan participation rights against the borrower through an Intermediate Participant. This may subject the fund to delays, expenses and risks that are greater than those that would be involved if the fund could enforce its rights directly against the corporate borrower. Also, in the event of the insolvency of the lender or Intermediate Participant who sold the participation interest to the fund, the fund may not have any exclusive or senior claim with respect to the lender's interest in the corporate loan, or in the collateral securing the corporate loan. Consequently, the fund might not benefit directly from the collateral supporting the underlying corporate loan. The risk that the Intermediate Participant may become insolvent means that payments of principal and/or interest may be held up or not paid by such participant or such participant may not have the resources to assert its and the fund's rights against the corporate borrower. Similar risks may arise with respect to the Agent Bank, as described below.

OBLIGATIONS TO MAKE FUTURE ADVANCES. For revolving credit facility corporate loans ("revolvers") and some types of delayed draw loans, lenders, including the fund, and Intermediate Participants may have an obligation to make future advances to the corporate borrower at the demand of the borrower and may have certain other continuing obligations pursuant to the terms of these types of corporate loans. Receivables purchase facilities may be structured as revolvers that are secured by the borrower's receivables.

For these loans, the fund or its custodian will segregate on the books of the fund an amount of cash or other liquid assets equivalent in value to meet such future obligations. Because the fund segregates such assets on the books for such contingent obligations, the manager believes that such obligations do not constitute senior securities prohibited under the 1940 Act as interpreted by the SEC.

DELAYED DRAW TERM LOANS. Delayed draw term loans have characteristics of both revolvers and term loans, in that, before they are drawn upon by the borrower, they are similar to a revolver; however when they are drawn upon, they become fully and permanently drawn and are in essence term loans. These delayed draw term loans may be drawn upon by the borrower for the given commitment period for various purposes, including making acquisitions. The borrower pays a fee during the commitment period (a ticking fee). Upon funding, when a loan is drawn upon, the loan becomes permanently funded, repaid principal amounts may not be reborrowed and interest accrues on the amount outstanding.

PREFUNDED L/C TERM LOANS. A prefunded L/C term loan (prefunded L/C loan) is a facility created by the borrower in conjunction with the Agent Bank as issuers of the loan. The prefunded L/C loan is backed by letters of credit (each letter, an "L/C"). Each lender such as the fund, in a prefunded L/C loan (sometimes referred to as a funded letter of credit facility) fully funds its commitment amount to the Agent Bank for the facility. The funds are held by the Agent Bank solely to satisfy a prefunded L/C loan lender's obligation to the Agent Bank under the facility. The funds paid by the lenders are invested by the Agent Bank as deposits that pay interest usually approximating a benchmark rate, such as LIBOR, which is paid to the borrower. Generally, the borrower, via the Agent Bank, pays the lenders an interest rate, equivalent to the fully drawn spread plus the benchmark rate, usually LIBOR. The funds will be returned to the fund as a lender upon termination of the prefunded L/C loan (and upon satisfaction of all obligations). Under the terms of the prefunded L/C loan agreement, a lender, such as the fund, may sell and assign all or a portion of its interest in the loan to another lender so long as the other lender is eligible and agrees to the terms and conditions of the prefunded L/C loan agreement.


Whenever the borrower needs funds, it draws against the prefunded L/C loan and the Agent Bank makes payment to the borrower by withdrawing some of the amount invested as deposits. Consequently, the lenders do not have to advance any additional funds at the time the borrower draws against the prefunded L/C loan. The prefunded L/C loan can be structured from the standpoint of the borrower as either (i) a revolving credit facility, where the borrower can reborrow, during the term of the loan, moneys it has paid back to the facility during the term of the loan, or (ii) a delayed draw term loan where the borrower may not reborrow, during the term of the loan, moneys it has paid back to the facility during the term of the loan.

RISKS OF INVESTMENTS IN CORPORATE LOANS

CREDITWORTHINESS. Lending to companies with poor creditworthiness involves substantially greater risks to the fund, and may be highly speculative. Some companies may never pay off their loans, or may pay only a small fraction of the amount owed. Consequently, when lending to companies with poor credit, the fund bears a substantial risk of losing the entire amount invested. In addition, loans may be issued in leveraged or highly leveraged transactions. This means that the borrower is assuming large amounts of debt in order to have large amounts of financial resources to attempt to achieve its business objectives; there is no guarantee, however, that the borrower will achieve its business objectives. Loans issued in leveraged or highly leveraged transactions are subject to greater credit risks than other loans, including an increased possibility that the borrower might default or go into bankruptcy and the fund might have more difficulty selling such investments because they are less liquid. The value of such loans is also more volatile.

NONPAYMENT OF INTEREST AND/OR PRINCIPAL. Corporate loans and other floating-rate debt instruments are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the fund, a likely reduction in the value of the investment and a potential decrease in the net asset value of the fund.

INSUFFICIENT COLLATERAL. Some corporate loans may be secured by collateral, which may consist of various types of assets or interests including, working capital assets, such as accounts receivable or inventory tangible fixed assets, such as real property, buildings and equipment; intangible assets, such as trademarks, copyrights and patent rights; or security interests in securities of subsidiaries or affiliates. The value of the collateral, however, may decline following investment by the fund. Also, collateral may be difficult to sell and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, there can be no assurance that the liquidation of any collateral securing a corporate loan would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a corporate loan. Collateral securing a corporate loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some corporate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could order currently existing or future indebtedness of the corporate borrower to be paid ahead of the corporate loans making repayment of the corporate loans in part or in full less likely, or could take other action detrimental to the holders of the corporate loans including, in certain circumstances, invalidating such corporate loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the fund's performance.

PUBLICLY AVAILABLE INFORMATION AND RATINGS. Many corporate loans in which the fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to corporate loans will generally be less than that available for registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the manager may consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Corporate loans held by the fund directly or as a participation interest or assignment of the loan may be assigned ratings below investment grade by a rating agency, or unrated but judged by the manager to be of comparable quality.

LIQUIDITY OF CORPORATE LOANS. The manager generally considers corporate loans, loan participations and assignments of corporate loans to be liquid. To the extent such investments are deemed to be liquid by the manager, they will not be subject to the fund's restrictions on investments in illiquid securities. Prefunded L/C loans, delayed draw loans and receivables purchase facilities are somewhat newer types of loans to corporations, but generally also permit the lenders, including the fund, to assign and transfer their interests in such loans to other parties. Generally, a liquid market with institutional buyers exists for such interests. The manager monitors each type of loan and/or loan interest in which the fund is invested to determine whether it is liquid consistent with the liquidity procedures adopted by the fund.

However, no active trading market may exist for some corporate loans and some corporate loans may be subject to restrictions on resale. A secondary market in corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value on sale of a corporate loan and thus cause a material decline in the fund's net asset value. In addition, the fund may not be able to readily dispose of its corporate loans at prices that approximate those at which the fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of corporate loans, the fund's yield may be lower.

RISKS BASED ON AGENT BANKS AND/OR INTERMEDIATE PARTICIPANTS. The Agent Bank is a lender that administers the corporate loan. The Agent Bank typically is responsible for collecting principal, interest and fee payments from the corporate borrower. The Agent Bank then distributes these payments to all lenders that are parties to the corporate loan. The fund will not act as an Agent Bank. The fund generally will rely on the Agent Bank or an Intermediate Participant to collect its portion of the payments. The fund will also rely on the Agent Bank to take appropriate actions against a corporate borrower that is not making payments as scheduled. Typically, the Agent Bank is given broad discretion in enforcing the terms of the corporate loan, and is required to use only the same care it would use in the management of its own property. The corporate borrower compensates the Agent Bank for these services. Such compensation may include special fees paid at the start of corporate loans and other fees paid on a continuing basis.

In the event that a corporate borrower becomes bankrupt or insolvent, the borrower may attempt to assert certain legal defenses as a result of alleged improper conduct by the Agent Bank or Intermediate Participant. The fund will invest in corporate loans only if, at the time of investment, all outstanding debt obligations of the Agent Bank and Intermediate Participants are investment grade, i.e., rated BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's or determined to be of comparable quality in the manager's judgment.

There is a risk that an Agent Bank may have financial difficulty. An Agent Bank could even declare bankruptcy, or have a receiver, conservator, or similar official appointed for it by a regulatory authority. If this happens, assets held by the Agent Bank under the corporate loan should remain available to holders of corporate loans, including the fund. However, a regulatory authority or court may determine that assets held by the Agent Bank for the benefit of the fund are subject to the claims of the Agent Bank's general or secured creditors. The fund might incur costs and delays in realizing payment on a corporate loan or might suffer a loss of principal or interest. Similar risks arise in situations involving Intermediate Participants, as described above.


CONVERTIBLE AND SYNTHETIC CONVERTIBLE SECURITIES Certain of the underlying funds may invest in convertible and synthetic convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but may be subordinate to other types of fixed-income securities issued by that company. A convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security. However, if the convertible security is redeemable and the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock.

If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank. The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer.

While an underlying fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments.

ENHANCED CONVERTIBLE SECURITIES. In addition to "plain vanilla" convertibles, a number of different structures have been created to fit the characteristics of specific investors and issuers. Examples of these enhanced characteristics for investors include yield enhancement, increased equity exposure or enhanced downside protection. From an issuer's perspective, enhanced structures are designed to meet balance sheet criteria, interest/dividend payment deductibility and reduced equity dilution. The following are descriptions of common structures of enhanced convertible securities.

Mandatory convertible securities are considered the most equity-like of convertible securities. At maturity these securities are mandatorily convertible into common stock offering investors some form of yield enhancement in return for some of the upside potential in the form of a conversion premium. Typical characteristics of mandatories include: issued as preferred stock, convertible at premium, pay fixed quarterly dividend (typically higher than common stock dividend), and are non-callable for the life of the security (usually three to five years). An important feature of mandatories is that the number of shares received at maturity is determined by the difference between the price of the common stock at maturity and the price of the common stock at issuance. Mandatory convertible securities come in many forms. One increasingly popular structure due to favorable tax treatment is a trust that holds a combination of a debt instrument that pays a fixed quarterly premium with a forward contract that ensures delivery of the equity security at maturity. In some cases, these trusts are registered as closed-end investment companies although they are not actively managed and do not charge any management fees (any expenses are prepaid by the issuer).

Convertible trust preferred securities are, from an investor's viewpoint, essentially convertible preferred securities, i.e., they are issued as preferred stock convertible into common stock at a premium and pay quarterly dividends. Through this structure the company establishes a wholly owned special purpose vehicle whose sole purpose is to issue convertible preferred stock. The offering proceeds pass through to the company who issues the special purpose vehicle a convertible subordinated debenture with identical terms to the convertible preferred issued to investors. Benefits to the issuer include increased equity credit from rating agencies and the deduction of coupon payments for tax purposes.

Exchangeable securities are often used by a company divesting a holding in another company. The primary difference between exchangeables and standard convertible structures is that the issuer of an exchangeable is different from the issuer of the underlying shares.

Zero-coupon and deep-discount convertible bonds include the following characteristics: no or low coupon payments, imbedded put options allowing the investor to put them on select dates prior to maturity, call protection (usually three to five years), and lower than normal conversion premiums at issuance. A benefit to the issuer is that while no cash interest is actually paid, the accrued interest may be deducted for tax purposes. Because of their put options, these bonds tend to be less sensitive to changes in interest rates than either long maturity bonds or preferred stocks. The put options also provide enhanced downside protection while retaining the equity participation characteristics of traditional convertible bonds.

An investment in an enhanced convertible security or any other security may involve additional risks. An underlying fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the fund's ability to dispose of particular securities, when necessary, to meet the fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio. The fund, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved.

SYNTHETIC CONVERTIBLES. A synthetic convertible is created by combining distinct securities which together possess the two principal characteristics of a true convertible security, i.e., fixed income and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible fixed-income securities and in warrants or stock or stock index call options which grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

Synthetic convertibles are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the fund generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security.


Synthetic convertible securities differ from true convertible securities in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Further, although the manager expects normally to create synthetic convertibles whose two components represent one issuer, the character of a synthetic convertible allows the fund to combine components representing distinct issuers, or to combine a fixed income security with a call option on a stock index, when the manager determines that such a combination would better promote the fund's investment goals. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately; and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component, will decline.


CREDIT-LINKED SECURITIES Certain of the underlying funds may invest in credit-linked securities. Credit-linked securities are debt securities that represent an interest in a pool of, or are otherwise collateralized by, one or more corporate debt obligations or credit default swaps on corporate debt or bank loan obligations. Such debt obligations may represent the obligations of one or more corporate issuers. The fund has the right to receive periodic interest payments from the issuer of the credit-linked security (usually the seller of the underlying credit default swap(s)) at an agreed-upon interest rate, and a return of principal at the maturity date. The funds currently anticipate purchasing only "funded" credit-linked securities.

An underlying fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security, in the event that one or more of the debt obligations underlying bonds or debt obligations underlying the credit default swaps go into default or otherwise become non-performing. Upon the occurrence of such a credit event (including bankruptcy, failure to timely pay interest or principal, or a restructuring) with respect to an underlying debt obligation (which may represent a credit event of one or more underlying obligees), the fund will generally reduce the principal balance of the related credit-linked security by the fund's pro rata interest in the par amount of the defaulted underlying debt obligation in exchange for the actual value of the defaulted underlying obligation or the defaulted underlying obligation itself, thereby causing the fund to lose a portion of its investment. As a result, on an ongoing basis, interest on the credit-linked security will accrue on a smaller principal balance and a smaller principal balance will be returned at maturity. To the extent a credit-linked security represents an interest in underlying obligations of a single corporate issuer, a credit event with respect to such issuer presents greater risk of loss to the fund than if the credit-linked security represented an interest in underlying obligations of multiple corporate issuers.

In addition, an underlying fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. In such an event, the fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment and the remaining periodic interest payments thereon.

An investment in credit-linked securities also involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to the fund as an investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of such securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

Most credit-linked securities are structured as Rule 144A securities so that they may be freely traded among institutional buyers. An underlying fund will generally only purchase credit-linked securities that are determined to be liquid in accordance with the fund's liquidity guidelines. However, the market for credit-linked securities may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available or may not be reliable, and the fund could experience difficulty in selling such security at a price the investment manager believes is fair. In the event a credit-linked security is deemed to be illiquid, the fund will include such security in calculating its limitation on investments in illiquid securities.

The value of a credit-linked security will typically increase or decrease with any change in value of the underlying debt obligations, if any, held by the issuer and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to the fund are based on amounts received in respect of, or the value of performance of, any underlying debt obligations specified in the terms of the relevant credit default swap, fluctuations in the value of such obligation may affect the value of the credit-linked security.

The collateral of a credit-linked security may be one or more credit default swaps, which are subject to additional risks. See "Swap agreements" for a description of additional risks associated with credit default swaps.


DEBT SECURITIES In general, debt securities represent a loan of money to the issuer by the purchaser of the securities. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.


The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the underlying fund's net asset value per share.


DEBT SECURITIES RISKS. Debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (market risk). The manager considers both credit risk and market risk in making investment decisions as to corporate debt obligations. Debt obligations will tend to decrease in value when prevailing interest rates rise and increase in value when prevailing interest rates fall. Generally, long-term debt obligations are more sensitive to interest rate fluctuations than short-term obligations. Because investments in debt obligations are interest rate sensitive, the fund's performance may be affected by the manager's ability to anticipate and respond to fluctuations in market interest rates, to the extent of the fund's investment in debt obligations.


RATINGS. Various investment services publish ratings of some of the debt securities in which the underlying fund may invest. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's Investors Service (Moody's) or BB or lower by Standard & Poor's Ratings Group (S&P(R)) or from unrated securities deemed by the fund's manager to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality.

If the rating on an issue held in the underlying fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.


LOWER RATED AND UNRATED SECURITIES. An investment in the fund that invests in below-investment grade securities, including those issued by foreign companies and governments, is subject to a higher degree of risk than an investment in a fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the fund may invest. Accordingly, an investment in such fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

Although they may offer higher yields than do higher rated securities, lower rated and unrated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. These securities will have some quality and protective characteristics, but these are outweighed by large uncertainties or major risk exposures to adverse conditions. If the rating on an issue held in the fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.

The markets in which lower rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain lower rated or unrated debt securities may also make it more difficult for the fund to obtain accurate market quotations for the purposes of valuing its portfolio. Market quotations are generally available on many lower rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher rated securities. The ability of the fund to achieve its investment goal may, to the extent of investment in lower-rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the fund were investing in higher rated securities. The fund relies on the manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

Lower-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower-rated debt securities may be less sensitive to interest rate changes than higher rated investments, but more sensitive to economic downturns or individual adverse corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower rated debt securities prices. This is because an economic downturn could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of lower-rated debt securities defaults, the fund may incur additional expenses to seek recovery.


Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.


The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the fund's portfolio defaults, the fund may have unrealized losses on the security, which may lower the fund's net asset value per share. Defaulted securities tend to lose much of their value before they default. Thus, the fund's net asset value per share may be adversely affected before an issuer defaults. In addition, the fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the fund to manage the timing of its income. To generate cash for distributions, the fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of fund shares. The fund may be required under the Internal Revenue Code and U.S. Treasury Regulations to accrue income for income tax purposes on defaulted obligations and to distribute such income to the fund's shareholders even though the fund is not currently receiving interest payments on such obligations.

The markets in which lower rated and unrated debt securities are traded are more limited than those in which high rated securities are traded. The existence of limited markets for particular securities may diminish the fund's ability to sell the securities at desirable prices either to meet redemption requests or to respond to a specific economic event, such as deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain lower rated or unrated debt securities also may make it more difficult for the fund to obtain accurate market quotations for the purposes of valuing the fund's portfolio. Market quotations are generally available on many lower rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices of actual sales.

High yield, fixed-income securities that are sold without registration under federal securities laws carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933 (1933 Act), which entails special responsibilities and liabilities. The fund also may incur special costs in disposing of restricted securities, although the fund will generally not incur any costs when the issuer is responsible for registering the securities.

High yield, fixed-income securities acquired during an initial underwriting involve special risks because they are new issues. The manager will carefully review their credit and other characteristics. The fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

The credit risk factors above also apply to lower-quality zero coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest throughout the time until maturity, the fund will not receive any cash until the cash payment date. If the issuer defaults, the fund may not obtain any return on its investment.

Certain of the high yielding, fixed-income securities in which the fund may invest may be purchased at a discount. When held to maturity or retired, these securities may include an element of capital gain. Capital losses may be realized when securities purchased at a premium, that is, in excess of their stated or par value, are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of securities.

STRUCTURED INVESTMENTS. Some of the underlying funds may invest in structured investments. Structured investments involve entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (Structured Investments) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments.

Structured Investments may be of a class that is subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments. Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments. To the extent such investments are illiquid, they will be subject to an underlying fund's restriction on investments in illiquid securities.


INDEBTEDNESS, PARTICIPATIONS AND TRADE CLAIMS. From time to time, certain underlying funds may purchase the direct indebtedness of various companies (Indebtedness), or participation interests in Indebtedness (Participations) including Indebtedness and Participations of domestic or foreign companies (i) that are involved in mergers, acquisitions, consolidations, liquidations, spinoffs, reorganizations or financial restructurings, or (ii) that are distressed companies or in bankruptcy (Reorganizing Companies). Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the SEC, and which is held by a large group of investors. Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, an underlying fund in effect steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing. Indebtedness purchased by an underlying fund may be in the form of loans, notes or bonds.

If the loan is secured, the underlying fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The underlying funds generally make investments in the types of debt described above, which typically have ceased paying interest, to achieve capital appreciation, rather than to seek income.

The underlying funds also may purchase trade claims and other similar direct obligations or claims against companies in bankruptcy. Trade claims are generally purchased from creditors of the bankrupt company and typically represent money due to a supplier of goods or services to the company.

The length of time remaining until maturity on the Indebtedness is one factor the underlying fund's manager considers in purchasing a particular Indebtedness. Indebtedness that represents a specific indebtedness of the company to a bank is not considered to be a security issued by the bank selling it. Certain underlying funds purchase loans from national and state chartered banks as well as foreign banks. The underlying funds normally invest in the Indebtedness of a company that has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.

Participations represent fractional interests in a company's Indebtedness. The financial institutions that typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank which are known as "supranational organizations." Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development. Certain underlying funds also may purchase trade claims and other direct obligations or claims (Trade Claims) of Reorganizing Companies. Indebtedness, Participations and Trade Claims may be illiquid as described above.

The purchase of indebtedness or loan participations of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that principal invested may be lost. Purchasers of participations, such as some of the underlying funds, must rely on the financial institution issuing or acting as agent with respect to the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the underlying funds take on the risk as to the creditworthiness of any bank or other financial intermediary issuing the participation, as well as that of the company issuing the underlying indebtedness. When an underlying fund purchases a trade claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim.

MORTGAGE-BACKED SECURITIES. Certain underlying funds may invest in securities representing ownership interests in a pool of mortgage loans originated by mortgage bankers, commercial banks, savings and loan associations, savings banks and credit unions to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates. As the underlying mortgage loans are paid off, investors receive principal and interest payments. The primary issuers or guarantors of these securities are Ginnie Mae, Fannie Mae and Freddie Mac.

Ginnie Mae guarantees the principal and interest on Ginnie Mae securities and this guarantee is backed by the full faith and credit of the U.S. government. Ginnie Mae may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage-backed securities nor do they extend to the value of a fund's shares which will fluctuate daily with market conditions.

Mortgage-backed securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. Fannie Mae and Freddie Mac mortgage securities are backed by the credit of the respective instrumentality. However, the Secretary of the Treasury has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and the ultimate collection of principal. There is no guarantee that the government would support government agency securities and, accordingly, they may involve a risk of non-payment of principal and interest. Nonetheless, because Fannie Mae and Freddie Mac are instrumentalities of the U.S. government, these securities are generally considered to be high quality investments having minimal credit risks. The yields on these mortgage securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities due largely to their prepayment risk.


The mortgage securities in which the funds invest differ from conventional bonds in that most mortgage-backed securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (less Ginnie Mae's, Freddie Mac's or Fannie Mae's fees and any applicable loan servicing fees). As a result, the holder of the mortgage securities (i.e., a fund) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, pass-through mortgage securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates. In general, fixed-rate mortgage securities have greater exposure to this "prepayment risk."

The market value of mortgage securities, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. While having less risk of a decline in value during periods of rapidly rising rates, mortgage securities may also have less potential for capital appreciation than other debt securities of comparable maturities as interest rates decline, due to the increased likelihood of mortgage prepayments. An unexpected rise in interest rates could extend the average life of a mortgage security because of a lower than expected level of prepayments, potentially reducing the security's value and increasing its volatility. Coupon rates of adjustable rate mortgage securities (ARMS) tend to move with market interest rates, and thus their values fluctuate to a lesser degree than fixed income mortgage securities. To the extent market interest rates increase beyond applicable caps or maximum rates on ARMS or beyond the coupon rates of fixed-rate mortgage securities, the market value of the mortgage security would likely decline to the same extent as a conventional fixed-rate security. In view of these factors, the ability of the fund to obtain a high level of total return may be limited under varying market conditions.


In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS), REAL ESTATE MORTGAGE INVESTMENT CONDUITS (REMICS) AND MULTI-CLASS PASS-THROUGHS. CMOs may be issued or guaranteed by U.S. government agencies or issued by certain financial institutions and other mortgage lenders.

CMOs and REMICs may be issued by governmental or government-related entities or by private entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers and are secured by pools of mortgages backed by residential or various types of commercial properties. Privately issued CMOs and REMICs include obligations issued by private entities that are collateralized by (a) mortgage securities issued by Freddie Mac, Fannie Mae or Ginnie Mae, (b) pools of mortgages that are guaranteed by an agency or instrumentality of the U.S. government, or (c) pools of mortgages that are not guaranteed by an agency or instrumentality of the U.S. government and that may or may not be guaranteed by the private issuer.

Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provide the funds to pay the debt service on CMOs or REMICs or to make scheduled distributions on the multi-class pass-through securities. Unless the context indicates otherwise, the discussion of CMOs below may also apply to REMICs and multi-class pass-through securities.

A CMO is a mortgage-backed security that separates mortgage pools into short-, medium-, and long-term components. Each component pays a fixed rate of interest at regular intervals. These components enable an investor to predict more accurately the pace at which principal is returned. The fund may buy CMOs that are:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

(2) collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and the guarantee is collateralized by U.S. government securities; or

(3) securities in which the proceeds of the issuance are invested in mortgage securities, and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.

CMOs are issued in multiple classes. Each class, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying CMOs may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semiannual basis. The principal and interest on the mortgages underlying CMOs may be allocated among the several classes in many ways. In a common structure, payments of principal on the underlying mortgages, including any principal prepayments, are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all other classes having an earlier stated maturity or final distribution date have been paid in full.

One or more tranches of a CMO may have coupon rates that reset periodically at a specified increment over an index, such as LIBOR. These adjustable rate tranches are known as "floating-rate CMOs." Floating-rate CMOs may be backed by fixed- or adjustable-rate mortgages. To date, fixed-rate mortgages have been more commonly used for this purpose. Floating-rate CMOs are typically issued with lifetime "caps" on the coupon rate. These caps, similar to the caps on ARMS, represent a ceiling beyond which the coupon rate may not be increased, regardless of increases in the underlying interest rate index.

Timely payment of interest and principal (but not the market value and yield) of some of these pools is supported by various forms of insurance or guarantees issued by private issuers, those who pool the mortgage assets and, in some cases, by U.S. government agencies. Prepayments of the mortgages underlying a CMO, which usually increase when interest rates decrease, will generally reduce the life of the mortgage pool, thus impacting the CMO's yield. Under these circumstances, the reinvestment of prepayments will generally be at a rate lower than the rate applicable to the original CMO.

Some of the CMOs in which a fund may invest may have less liquidity than other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous price or time under certain circumstances.

To the extent any privately issued CMOs in which the fund invests are considered by the SEC to be an investment company, the fund will limit its investments in such securities in a manner consistent with the provisions of the 1940 Act.


Yields on privately issued CMOs have been historically higher than the yields on CMOs issued and guaranteed by U.S. government agencies or instrumentalities. The risk of loss due to default on privately issued CMOs, however, is higher since the U.S. government does not guarantee them. The boards of the underlying funds believe that the risk of loss from an investment in privately issued CMOs is justified by the higher yield the fund will earn in light of the historic loss experience on these instruments.


REMICs, which are authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the mortgages that collateralize the REMICs in which the fund may invest include mortgages backed by Ginnie Maes or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency or instrumentality.


DISTRESSED MORTGAGE OBLIGATIONS. Certain underlying funds also may invest directly in distressed mortgage obligations. A direct investment in a distressed mortgage obligation involves the purchase by the fund of a lender's interest in a mortgage granted to a borrower, where the borrower has experienced difficulty in making its mortgage payments, or for which it appears likely that the borrower will experience difficulty in making its mortgage payments. As is typical with mortgage obligations, payment of the loan is secured by the real estate underlying the loan. By purchasing the distressed mortgage obligation, a fund steps into the shoes of the lender from a risk point of view.


As distinguished from mortgage-backed securities, which generally represent an interest in a pool of loans backed by real estate, investing in direct mortgage obligations involves the risks of a single or direct lender. These risks include the ability or inability of a borrower to make its loan payments and the possibility that the borrower will prepay the loan in advance of its scheduled payment time period, curtailing an expected rate and timing of return for the lender. Investments in direct mortgage obligations of distressed borrowers involve substantially greater risks and are highly speculative due to the fact that the borrower's ability to make timely payments has been identified as questionable. Borrowers that are in bankruptcy or restructuring may never pay off their loans, or may pay only a small fraction of the amount owed. If, because of a lack of payment, the real estate underlying the loan is foreclosed, which means that the borrower takes possession of the real estate, an underlying fund could become part owner of such real estate. As an owner, a fund would bear any costs associated with owning and disposing of the real estate, and also may encounter difficulties in disposing of the real estate in a timely fashion. In addition, there is no assurance that a fund would be able profitably to dispose of properties in foreclosure.

STRIPPED SECURITIES. Certain underlying funds may buy stripped securities that are issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Stripped securities are the separate income and principal components of a debt security. U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) are considered U.S. Treasury securities for purposes of the funds' investment policies. Once the securities have been stripped they are referred to as zero coupon securities. Their risks are similar to those of other U.S. government securities, although they may be more volatile and the value of certain types of stripped securities may move in the same direction as interest rates. Stripped securities do not make periodic payments of interest prior to maturity and the stripping of the interest coupons causes them to be offered at a discount from their face amount. This results in the security being subject to greater fluctuations in response to changing interest rates than interest-paying securities of similar maturities.


WHEN-ISSUED, DELAYED DELIVERY AND TO-BE-ANNOUNCED (TBA) TRANSACTIONS. Certain underlying funds may buy debt obligations on a "when-issued," "delayed delivery" or "TBA" basis. These transactions are arrangements under which a fund may buy securities with payment and delivery scheduled for a future time, generally within 30 to 60 days. These transactions are subject to market fluctuation and are subject to the risk that the value or yields at delivery may be more or less than the purchase price or yields available when the transaction was entered into. Although the funds will generally purchase these securities on a when-issued or TBA basis with the intention of acquiring such securities, they may sell such securities before the settlement date if it is deemed advisable. When a fund is the buyer in such a transaction, it will segregate by appropriate notation on the books of the fund or its custodian, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent a fund engages in when-issued, delayed delivery or TBA transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the fund's investment goals and policies, and not for the purpose of investment leverage. In when-issued, delayed delivery and TBA transactions, the fund relies on the seller to complete the transaction. The other party's failure to do so may cause the fund to miss a price or yield considered advantageous. Securities purchased on a when-issued, delayed delivery or TBA basis do not generally earn interest until their scheduled delivery date.


ZERO COUPON AND PAY-IN-KIND BONDS. Certain underlying funds may buy certain bonds issued at a discount that defer the payment of interest or pay no interest until maturity, known as zero coupon bonds, or which pay interest through the issuance of additional bonds, known as pay-in-kind bonds. For federal tax purposes, holders of these bonds, such as a fund, are deemed to receive interest over the life of the bonds and are taxed as if interest were paid on a current basis although no cash interest payments are in fact received by the holder until the bonds mature.


DERIVATIVE SECURITIES Certain underlying funds may invest in derivative securities. Derivative instruments are those financial instruments whose values are dependent upon the performance of one or more underlying assets, such as securities, indices, currencies or commodities.

Derivatives may be used for "hedging," which means that they may help manage risks relating to interest rates, currency fluctuations and other market factors. They also may be used to increase liquidity or to invest in a particular stock or bond in a more efficient or less expensive way.

FUTURES CONTRACTS. The fund may enter into futures contracts on foreign currencies, interest rates, stock indices and on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury bonds, Treasury notes, Ginnie Mae modified pass-through mortgage-backed securities, and three-month U.S. Treasury bills. In addition, the fund may enter into futures contracts for commodities in other types of commodity groups, including energy, livestock, agriculture, industrial metals and precious metals. The fund also may enter into futures contracts on corporate debt securities, non-U.S. government debt securities, and an index of debt securities, but such futures contracts are not currently available.

The fund generally purchases or sells futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

The fund will not engage in transactions in futures contracts for speculation. Futures contracts may be used as a hedge against changes resulting from market conditions in the values of its securities or securities that it intends to buy or to attempt to protect the fund from fluctuations in price of portfolio securities, currencies in which they are denominated or to which they are exposed, or of commodities that might affect the price of portfolio securities without actually buying or selling the underlying security, currency or commodity.

A futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying asset, such as a commodity or a broad-based stock index at a later date. In general, commodities include most agricultural products, such as wheat, cotton and rice, other types of goods and articles, and all services, rights, and interests in which the contract calls for a future delivery of the item at a predetermined price. A futures contract for the sale and purchase of a financial instrument, such as a broad-based stock index, is considered a futures contract on a commodity. Although futures contracts by their terms call for the actual delivery or acquisition of the underlying asset, in most cases the contractual obligation is fulfilled before the date of the contract and without the parties having to make or take delivery. A contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying asset. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the fund will incur brokerage fees when it buys or sells futures contracts. An index futures contract is an agreement under which two parties agree to take or make delivery of the amount of cash based on the difference between the value of a stock index at the beginning and at the end of the contract period.

A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the underlying asset called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the underlying asset called for by the contract at a specified price on a specified date. The purpose of the acquisition or sale of a futures contract is to attempt to protect the fund from fluctuations in the price of portfolio securities (or of commodities that may have an effect on the price of portfolio securities) without actually buying or selling the underlying security or commodity. When the fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy. Futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission (CFTC) and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market. The exchanges guarantee performance of the contracts as between the clearing members of the exchange.

At the same time a futures contract is purchased or sold, the fund must allocate cash or securities as a deposit payment (initial deposit). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required since each day the fund would provide or receive cash that reflects any decline or increase in the contract's value. In addition, the fund must maintain with its custodian bank, to the extent required by the rules of the Securities and Exchange Commission (SEC), assets in a segregated account to cover its obligations with respect to such contract, which will consist of liquid assets from its portfolio in an amount equal to the market value of such futures contract or related option.

At the time of delivery of debt securities on the settlement date of a contract for future delivery of debt securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

A purchase or sale of a futures contract may result in losses to the fund in excess of the amount that the fund invested. The fund may not be able to properly hedge its securities where a liquid secondary market is unavailable for the futures contract the fund wishes to close. In addition, there may be an imperfect correlation between movements in the securities, commodities or foreign currency on which the futures or options contract is based and movements in the securities or currency held by the fund or the commodity which may have an effect on the securities held by the fund. Adverse market movements could cause the fund to experience substantial losses on an investment in a futures contract.

The fund may not be able to achieve a perfect correlation between its futures positions and portfolio positions in corporate fixed-income securities because futures contracts based on these securities are not currently available. There is also the risk of loss by the fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or option.

Although the manager believes that the use of futures contracts may benefit certain funds, if the manager's investment judgment about the general direction of interest or currency exchange rates or commodity prices is incorrect, the fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the fund will lose part or all of the benefit of the increased value of the bonds which it has hedged because it will have offsetting losses in its futures positions. Similarly, if the fund sells a foreign currency futures contract and the U.S. dollar value of the currency unexpectedly increases, the fund will lose the beneficial effect of the increase on the value of the security denominated in that currency. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Sales of securities may be, but are not necessarily, at increased prices that reflect the rising market. The fund may have to sell securities at a time when it may be disadvantageous to do so.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general trends in the price of the underlying commodity, currency or securities index by the manager may still not result in a successful transaction.

Futures contracts that are traded on foreign exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, foreign futures contracts may be subject to varied regulatory oversight. The price of any foreign futures contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The fund does not believe that these trading and positions limits will have an adverse impact on the fund's strategies for hedging their portfolios. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

OPTIONS ON FUTURES CONTRACTS. The fund may purchase and "write" (sell) options on futures contracts, including stock index futures contracts (and bond index futures contracts to the extent that they currently exist and, in the future may be developed) for hedging purposes only. When the fund buys an option, it has the right, but not the obligation, to purchase or sell a futures contract. The purchase of a call option on a futures contract, where the fund has the right to purchase a futures contract, is similar in some respects to the purchase of a call option on an individual security or currency. Depending on the price of the option compared to either the price of the futures contract upon which it is based or the price of the underlying asset, the option may be less risky than direct ownership of the futures contract or the underlying asset. The fund may purchase a call option on a futures contract to hedge against a market advance in the underlying asset, such as appreciation in the value of a foreign currency against the U.S. dollar.

When the fund writes (sells) an option, it has the obligation to buy or sell a futures contract. If the fund writes a call option on a futures contract and the futures price at expiration of the option is below the exercise price, the fund will retain the full amount of the option premium, which may provide a partial hedge against any decline that may have occurred in the value of the fund's holdings. If the fund writes a put option on a futures contract and the futures price at expiration of the option is higher than the exercise price, the fund will retain the full amount of the option premium, which may provide a partial hedge against any increase in the price of securities that the fund intends to purchase. If, however, a put or call option the fund has written is exercised, the fund will incur a loss that will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the fund's losses from options on futures may be affected by changes in the value of its portfolio securities.

The amount of risk the fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In writing options on futures, the fund's loss is potentially unlimited and may exceed the amount of the premium received. Also, the fund may not be able to properly hedge its securities or close out option contract positions if a liquid secondary market is unavailable for the option the fund wishes to close. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

OPTIONS ON STOCK INDEX FUTURES. To hedge against risks of market price fluctuations, the fund may purchase and write (sell) call and put options on stock index futures. The need to hedge against these risks will depend on the extent of diversification of the fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole. The fund incurs the risks associated with writing options generally and writing options on futures when it writes options on stock index futures.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the writer of the option will deliver to the holder of the option the accumulated balance in the writer's futures margin account representing the amount that the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day before the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

FUTURE DEVELOPMENTS. The fund may take advantage of opportunities in the area of options, futures, and options in futures and any other derivative investments that are not presently contemplated for use by the funds or that are not currently available but which may be developed, to the extent such opportunities are consistent with the fund's investment goals and legally permissible for the fund.

The fund will not purchase or sell futures contracts or options on futures contracts if, immediately thereafter, the aggregate amount of initial margin deposits on all the futures positions of the fund and the premiums paid on options on futures contracts would exceed 5% of the market value of the fund's total assets.

OPTIONS. A stock option is a contract that provides the holder the right to buy or sell shares of the stock at a fixed price, within a specified period of time.

The fund may write (sell) covered put and call options and buy put and call options on securities listed on a national securities exchange and in the over-the-counter (OTC) market. Additionally, the fund may "close out" an option it has entered into by writing an option of the same series as the option previously purchased. This is known as a closing sale transaction.

Unless otherwise noted in the fund's policies, the value of the underlying securities on which options may be "written" (sold) at any one time will not exceed 15% of the fund's assets. Nor will the fund purchase put or call options if the aggregate premium paid for such options would exceed 5% of its assets at the time of purchase.

A call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option.

The fund's options investments involve certain risks. The effectiveness of an options strategy depends on the degree to which price movements in the underlying securities correlate with price movements in the relevant portion of the fund's portfolio. In addition, the fund bears the risk that the prices of its portfolio securities will not move in the same amount as the option it has purchased, or that there may be a negative correlation that would result in a loss on both the securities and the option. If the manager is not successful in using options in managing the fund's investments, the fund's performance will be worse than if the manager did not employ such strategies.

The purchaser of an option can lose the amount of the premium plus related transaction costs. Moreover, the fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements associated with option writing.

Options on securities traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist and the fund may have difficulty effecting closing transactions in particular options. Therefore, the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities where a buyer exercises put or call options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. When trading options on foreign exchanges or in the over-the-counter market, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time.

The fund also may use "collars." A "collar" position combines a long put option (the right of the fund to sell a specific security within a specified period) with a short call option (the right of the counterparty to buy the same security) in a single instrument. The fund's right to sell the security is typically set at a price that is below the counterparty's right to buy the security. Thus, the combined position "collars" the performance of the underlying security, providing protection from depreciation below the price specified in the put option, and allowing for participation in any appreciation up to the price specified by the call option.

BUYING CALL AND PUT OPTIONS ON SECURITIES. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

As the holder of a call option, the fund has a right to buy the underlying security at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to call options, exercise them or permit them to expire. The fund may buy call options on securities that it intends to buy in order to limit the risk of a substantial increase in the market price of the security before the purchase is effected. The fund also may buy call options on securities held in its portfolio and on which it has written call options. Unless the price of the underlying security changes sufficiently, a call option purchased by the fund may expire without any value to the fund, in which case the fund would experience a capital loss.

As the holder of a put option, the fund has the right to sell the underlying security at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire.

The fund may buy a put option on an underlying security or currency owned by the fund (a protective put) as a hedging technique in order to protect against an anticipated decline in the market value of the security. Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security at the put exercise price, regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security when the manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the security is eventually sold.

The fund also may buy put options at a time when it does not own the underlying security. By buying put options on a security it does not own, the fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

WRITING COVERED CALL AND PUT OPTIONS ON SECURITIES. The fund may write options to generate additional income and to hedge its portfolio against market or exchange rate movements.

A call option written by the fund is "covered" if the fund:

   (a) owns the underlying security that is subject to the call; or
   (b) has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio.

A call option is also covered if the fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held:

   (a) is equal to or less than the exercise price of the call written; or
   (b) is greater than the exercise price of the call written if the difference in exercise prices is maintained by the fund in cash and marketable securities.

The writer of covered calls gives up the potential for capital appreciation above the exercise price of the option should the underlying stock rise in value. If the value of the underlying stock rises above the exercise price of the call option, the security may be "called away" and the fund required to sell shares of the stock at the exercise price. The fund will realize a gain or loss from the sale of the underlying security depending on whether the exercise price is greater or less than the purchase price of the stock. Any gain will be increased by the amount of the premium received from the sale of the call; any loss will be decreased by the amount of the premium received. If a covered call option expires unexercised, the fund will realize a gain in the amount of the premium received. If, however, the stock price decreases, the hedging benefit of the covered call option is limited to the amount of the premium received.

Options may be written in connection with "buy-and-write" transactions; that is, the fund may purchase a security and then write a call option against that security. The exercise price of the call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (in-the-money), equal to (at-the-money), or above (out-of-the-money) the current value of the underlying security at the time the option is written.

When the fund writes a covered call option, the underlying securities that are subject to the call will be held in a segregated account (or escrow) with the fund's custodian. It will be unable to sell the underlying securities that are subject to the call until it either effects a closing transaction with respect to the call, or otherwise satisfies the conditions for release of the underlying securities from escrow, as may be imposed by the broker through which the call is effected. In addition, if the broker fails to timely issue instructions to the fund's custodian to permit the release of the underlying security when the escrow is no longer required, the fund may be unable to sell the securities when it desires to do so.

A put option written by the fund is "covered" if the fund segregates an amount equal to the exercise price by appropriate notation on the books of the fund or its custodian. A put option is also covered if the fund holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or, if the exercise price of the put held is less than the exercise price of the put written, the fund segregates on its books the difference in marketable securities.

The writer of covered puts retains the risk of loss should the underlying security decline in value. If the value of the underlying stock declines below the exercise price of the put option, the security may be "put to" the fund such that the fund would be required to buy the stock at the exercise price. The fund will incur an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, the loss will be offset at least in part by the premium received from the sale of the put. If a put option written by the fund expires unexercised, the fund will realize a gain in the amount of the premium received.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time.

If the writer of an option wants to terminate its obligation, the writer may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the holder of an option may liquidate its position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction may be made at the time desired by the fund.

Effecting a closing transaction in the case of a written call option allows the fund to write another call option in the underlying security with a different exercise price, expiration date or both. In the case of a written put option, a closing transaction allows the fund to write another covered put option. Effecting a closing transaction also allows the cash or proceeds from the sale of any securities subject to the option to be used for other fund investments. If the fund wants to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

The fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to buy the option. Likewise, the fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option. Increases in the market price of a call option will generally reflect increases in the market price of the underlying security. As a result, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the fund.

OPTIONS ON STOCK INDICES. The fund also may buy and write (sell) both call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations or to increase income to the fund. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater (or less, in the case of puts) than the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on the price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stock.

When the fund writes an option on a stock index, the fund may cover the option by owning securities whose price changes, in the opinion of the manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. The fund also may cover by establishing a segregated account containing cash or marketable securities with its custodian bank in an amount at least equal to the market value of the underlying stock index. The fund will maintain the account while the option is open or it will otherwise cover the transaction.

The fund's ability to effectively use options on stock indices depends on the degree to which price movements in the underlying index or underlying securities correlate with price movements in the relevant portion of the fund's portfolio. Inasmuch as these securities will not duplicate the components of any index, the correlation will not be perfect. Consequently, the fund bears the risk that the prices of the securities underlying the option will not move in the same amount as the option. It is also possible that there may be a negative correlation between the index and the hedged securities that would result in a loss on both the securities and the instrument. Accordingly, successful use by the fund of options on stock indices will be subject to the manager's ability to predict correctly movements in the direction of the securities markets generally or of a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Positions in stock index options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option at any specific time. Thus, it may not be possible to close an option position. The inability to close options positions could have an adverse impact on the fund's performance.

OVER-THE-COUNTER (OTC) OPTIONS. The fund may buy and write (sell) both put and call OTC options. Like exchange traded options, OTC options give the holder the right to buy, in the case of OTC call options, or sell, in the case of OTC put options, an underlying security from or to the writer at a stated exercise price. OTC options, however, differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done based on information from market makers. OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, however, than exchange traded options and the writer of an OTC option is paid the premium in advance by the dealer.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. The fund may suffer a loss if it is not able to exercise or sell its position on a timely basis. When the fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the fund originally wrote the option. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

The fund understands the current position of the staff of the SEC to be that purchased OTC options are illiquid securities and that the assets used to cover the sale of an OTC option are considered illiquid. The fund and the manager disagree with this position. Nevertheless, pending a change in the staff's position, the fund will treat OTC options and "cover" assets as subject to the fund's limitation on illiquid securities.

FORWARD CONVERSIONS. In a forward conversion, the fund buys securities and writes call options and buys put options on such securities. By purchasing puts, the fund protects against depreciation in value of an underlying security. By writing calls on the same security, the fund receives premiums that may offset part or all of the cost of purchasing the puts, but also foregoes the opportunity for appreciation in the value of the underlying security. The fund will not exercise a put it has purchased while a call option it has written on the same security is outstanding.

Although it is generally intended that the exercise prices of the put and call options would be identical, situations might occur in which some option positions are acquired with different exercise prices. Therefore, the fund's return may depend in part on movements in the price of the underlying security.

SPREAD AND STRADDLE OPTIONS TRANSACTIONS. In "spread" transactions, the fund buys and writes a put or buys and writes a call on the same underlying security with the options having different exercise prices, expiration dates, or both. In "straddles," the fund purchases or writes combinations of put and call options on the same security. When the fund engages in spread and straddle transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. Because these transactions require the fund to buy and or write more than one option simultaneously, the fund's ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the fund was to buy or sell a single option. Similarly, costs incurred by the fund in connection with these transactions will in many cases be greater than if the fund was to buy or sell a single option.

SWAPS, CAPS AND FLOORS. Some underlying funds may participate in swaps. A fund may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. The fund will enter into these transactions primarily to, among other things, preserve a return or spread on a particular investment or portion of its portfolio; to protect against any increase in the price of securities the fund anticipates purchasing at a later date; to shorten the effective duration of its portfolio investments or for cash management purposes. To the extent applicable, the fund generally uses these transactions as a hedge and not as a speculative investment. The fund will not sell interest rate caps or floors it does not own. Interest rate swaps, caps and floors generally are considered to be "derivative instruments."

Swap agreements are contracts between the fund and, typically, a brokerage firm, bank or other institutional buyers (swap counterparty) for periods ranging from a few days to more than a year. In a basic swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular "notional amount" of value of predetermined investments or instruments . The notional amount is the set dollar or other currency value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties do not actually invest the notional amount in any investment or instrument. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples are investments in a particular security, at a particular fixed or variable interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. In some cases, for example, currency swaps, the swap agreement may include the delivery of the entire principal value of one designated currency for the other designated currency.

The fund will generally enter into swap agreements on a net basis, which means that the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. The fund's obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the fund). If the swap agreement provides for other than a net basis, the full amount of the fund's obligations will be accrued on a daily basis. To limit potential leveraging of the fund's portfolio, where applicable, the fund has adopted procedures to cover any accrued but unpaid net or full amounts owed to a swap counterparty by designating, on a daily basis, as segregated, liquid assets (not otherwise encumbered) equal in current market value to such swap amounts owed. In connection with swaps entered into on other than a net basis, the fund has adopted procedures to cover the full notional amount of the swap (minus any amounts owed to the fund) by designating as segregated liquid assets equal in current market value to that amount. Under the procedures, the fund designates the segregated assets by appropriate notation on the books of the fund or its custodian. To the extent the fund enters into swap agreements for good faith hedging purposes and the fund's swap obligations are fully covered by an offsetting asset or right of the fund, the obligations will not be subject to the fund's segregated assets procedures. To the extent applicable, funds and their managers believe that swap agreement obligations that are covered, either by an offsetting asset or right or by the fund's segregated assets procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the fund's borrowing restrictions.

The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the fund will be successful in using swap agreements to achieve its investment objective depends on the ability of the manager correctly to predict which types of investments are likely to produce greater returns. If the manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, currency exchange rates or other applicable factors, the investment performance of the fund will be less than its performance would be using other investments.

The risk of loss to the fund for swap transactions on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the fund, the risk of loss to the fund is loss of the entire amount that the fund is entitled to receive. If the fund is obligated to pay the net amount, the fund's risk of loss is that net amount (which depending on market conditions could be substantial). If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be illiquid and, therefore, subject to the fund's limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. The swap markets have grown substantially in recent years, however, with a large number of banks and investment banking firms acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become relatively liquid in comparison with markets for other derivative instruments that are traded in the interbank market. Many swaps entail complex terms and are often valued subjectively.

Swap agreements are not traded on exchanges and are not subject to government regulation like exchange markets. As a result, swap participants are not as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the fund is subject to the risk of the inability or refusal to perform under such agreement by the counterparty. No limitations on daily price movements or speculative position limits apply to swap transactions. Counterparties may, however, limit the size or duration of positions to the fund as a consequence of credit considerations. The fund risks the loss of the accrued but unpaid amount under a swap agreement, which could be substantial, in the event of default by or insolvency or bankruptcy of a swap counterparty. In such an event, the fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the fund's rights as a creditor. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses. The fund's manager will approve a counterparty for a swap agreement of the fund only if the manager deems the counterparty to be creditworthy under the fund's Counterparty Credit Review Standards, adopted and reviewed annually by the board.

Certain Internal Revenue Service positions may limit the fund's ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the fund's ability to benefit from using swap agreements, or could have adverse tax consequences.

INTEREST RATE SWAPS, CAPS AND FLOORS. An interest rate swap is an agreement between two parties to exchange interest rate obligations, one based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, the London Interbank Offered Rate (LIBOR), prime, commercial paper, or other benchmarks). By swapping fixed payments for floating payments, an interest rate swap is a vehicle to hedge interest rate risk. The obligations to make repayment of principal on the underlying securities are not exchanged. Similarly, the right to receive such repayment of principal is not transferred. In addition, interest rate swaps generally do not involve the delivery of securities, other underlying assets or principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.

Interest rate swap transactions generally require the participation of an intermediary, frequently a bank. For example, the first entity, which holds a fixed-rate obligation, transfers the obligation to the intermediary. The first entity is then obligated to pay to the intermediary a floating rate of interest, generally including a fractional percentage as a commission for the intermediary. The intermediary also makes arrangements with the second entity, which holds a floating-rate obligation that substantially mirrors the obligation desired by the first entity. In return for assuming the fixed-rate obligation, the second entity will pay the intermediary all sums that the intermediary pays on behalf of the first entity, plus an arrangement fee and other agreed upon fees. Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. An interest rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.

CREDIT DEFAULT SWAPS. The fund may be a buyer or seller of credit default swaps. The "buyer" in a credit default swap agreement is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The contingent payment may be a cash settlement or the physical delivery of the reference obligation in return for payment of the face amount of the obligation. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due. In addition, credit default swaps are subject to general market risk, liquidity risk and credit risk. When the fund is the seller of a swap contract, it receives the stream of payments but is obligated to pay upon a credit event with respect to the referenced debt obligation. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its total assets, the fund would be subject to investment exposure on the notional amount of the swap. See also "Credit-linked securities" below. The fund currently does not anticipate investing in credit default swaps, other than indirectly through investments in credit-linked securities where otherwise permitted.

CREDIT-LINKED SECURITIES. The fund may invest in credit-linked securities. Credit-linked securities are debt securities that represent an interest in a pool of, or are otherwise collateralized by, one or more corporate debt obligations or credit default swaps on corporate debt or bank loan obligations. Such debt obligations may represent the obligations of one or more corporate issuers. The fund has the right to receive periodic interest payments from the issuer of the credit-linked security (usually the seller of the underlying credit default swap(s)) at an agreed-upon interest rate, and a return of principal at the maturity date. The fund currently anticipates purchasing only "funded" credit-linked securities. funded credit-linked securities are structured so that the fund's total investment is made when it purchases the security with no further exposure to the fund beyond its initial investment; consequently, the purchase of these securities will not add leverage to the fund.

The fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security, in the event that one or more of the debt obligations underlying the credit default swaps go into default or otherwise become non-performing. Upon the occurrence of such a credit event (including bankruptcy, failure to timely pay interest or principal, or a restructuring), the fund will generally reduce the principal balance of the related credit-linked security by the fund's pro rata interest in the par amount of the defaulted underlying debt obligation in exchange for the actual value of the defaulted underlying obligation or the defaulted underlying obligation itself, resulting in a loss of a part of the fund's investment. Thereafter, interest on the credit-linked security will accrue on a smaller principal balance and a smaller principal balance will be returned at maturity. To the extent a credit-linked security represents an interest in underlying obligations of a single corporate or other issuer, a credit event with respect to such issuer presents greater risk of loss to the fund than if the credit-linked security represented an interest in underlying obligations of multiple issuers.

In addition, the fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. In such an event, the fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment and the remaining periodic interest payments thereon.

An investment in credit-linked securities also involves reliance on the counterparty to the credit default swap entered into with the issuer of the credit-linked security to make periodic payments to the issuer under the terms of the swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to the fund as an investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of such securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

Most credit-linked securities are structured as Rule 144A securities so that they may be freely traded among institutional buyers. The fund will generally only purchase credit-linked securities which are determined to be liquid in accordance with the fund's liquidity guidelines. However, the market for credit-linked securities may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available or may not be reliable, and the fund could experience difficulty in selling such security at a price the investment manager believes is fair. In the event a credit-linked security is deemed to be illiquid, the fund will include such security in calculating its limitation on investments in illiquid securities.

The value of a credit-linked security will typically increase or decrease with any change in value of the underlying debt obligations, if any, held by the issuer and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to the fund are based on amounts received in respect of, or the value of performance of, any underlying debt obligations specified in the terms of the relevant credit default swap, fluctuations in the value of such obligation may affect the value of the credit-linked security.

The collateral of a credit-linked security may be one or more credit default swaps, which are subject to additional risks. See "Swaps, caps and floors" above for a description of additional risks associated with credit default swaps.

CURRENCY SWAPS. A currency swap is an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. For example, a currency swap may involve the exchange by the fund with another party of the right to receive a foreign currency (paid from the fund's investment denominated in the foreign currency) for the right to receive U.S. dollars. Currency swaps sometimes involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. In such a situation, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The fund may also enter into currency swaps on a net basis, which means the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the fund receiving or paying, as the case may be, only the net amount of the two payments.

The fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of such counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a nationally recognized statistical rating organization (NRSRO) or are determined to be of equivalent credit quality by the manager.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions could result in losses to the fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations, including swap transaction obligations. These actions could also have an adverse effect on the fund's swap transactions or cause the fund's hedging positions to be rendered useless, resulting in full currency exposure as well as incurring unnecessary transaction costs.

Also, the use of currency transactions could cause the fund losses due to the inability of foreign securities transactions to be completed. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

SYNTHETIC EQUITY SWAPS The fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (margin account). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

TOTAL RETURN SWAPS. A total return swap is an agreement between two parties where one counterparty pays the other the total return of a particular instrument (E.G., a note, bond or stock) in exchange for a regular payment, typically at a floating rate based on LIBOR, but alternatively at a fixed rate or the total rate of return on another financial instrument. The "total return" includes interest payments from, along with any change in value of, the referenced asset over a specified period. Settlement is typically through a cash payment. The fund may enter into total return swaps when it owns an asset that cannot be sold for practical or business reasons, but the manager wishes to eliminate exposure to the risk of the issuer.

COMBINED TRANSACTIONS. The fund may enter into multiple transactions, including multiple swaps transactions, multiple futures transactions, multiple options transactions, multiple currency transactions, and any combination of swaps, futures, currency transactions and options as part of a single or combined strategy (a "Combined Transaction") when, in the opinion of the manager, it is in the best interests of the fund to do so. A Combined Transaction will usually contain elements of risk that are present in each on its component transactions.

Although Combined Transactions are normally entered into based on the manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management goal.


EQUIPMENT RELATED INSTRUMENTS Some of the underlying funds may purchase equipment trust certificates, equipment lease certificates, and conditional sales contracts. Equipment related instruments are used to finance the acquisition of new equipment. The instrument gives the bondholder the first right to the equipment in the event that interest and principal are not paid when due. Title to the equipment is held in the name of the trustee, usually a bank, until the instrument is paid off. Equipment related instruments usually mature over a period of 10 to 15 years. In practical effect, equipment trust certificates, equipment lease certificates and conditional sales contracts are substantially identical; they differ mainly in legal structure. These fixed-income securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participation based on revenues, sales or profits; or the purchase of common stock in a unit transaction (where an issuer's debt securities and common stock are offered as a unit).

EQUITY SECURITIES Equity securities represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners also may participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally are either common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders usually receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to buy an equity security at a given time for specified price.


FOREIGN SECURITIES Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the fund. These risks can be significantly greater for investments in emerging markets. Investments in depositary receipts also involve some or all of the risks described below. You should consider carefully the substantial risks involved in securities of companies of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There is the possibility of cessation of trading on national exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies generally are not subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. From time to time, trading in a foreign market may be interrupted and the fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the NYSE and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the U.S., are likely to be higher. Settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Furthermore, in some countries the repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval. The fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

The fund's investments in foreign securities may increase the risks with respect to the liquidity of the fund's portfolio. This could inhibit the fund's ability to meet a large number of shareholder redemption requests in the event of economic or political turmoil in a country in which the fund has a substantial portion of its assets invested or deterioration in relations between the U.S. and the foreign country.

CURRENCY. If the fund holds securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of what the fund owns and its share price. In addition, changes in foreign currency exchange rates will affect the fund's income and distributions to shareholders. Some countries in which the fund may invest also may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain currencies may not be internationally traded. To the extent that the managers intend to hedge currency risk, the fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Some countries may adopt policies that would prevent the fund from transferring cash out of the country or withhold portions of interest and dividends at the source.

Certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the fund's portfolio securities are denominated may have a detrimental impact on the fund. Where the exchange rate for a currency declines materially after the fund's income has been accrued and translated into U.S. dollars, the fund may need to redeem portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time the fund incurs expenses in U.S. dollars and the time such expenses are paid, the fund will have to convert a greater amount of the currency into U.S. dollars in order to pay the expenses.

DEVELOPING MARKETS. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many of the countries in which the fund may invest have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. The fund may invest in Eastern European countries.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, the fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the fund's shareholders.

DEPOSITARY RECEIPTS. Many securities of foreign issuers are represented by American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) (collectively, depositary receipts). ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the fund will avoid currency and certain foreign market trading risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on Nasdaq. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. There may be an increased possibility of untimely responses to certain corporate actions of the issuer, such as stock splits and rights offerings, in an unsponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts.

Depositary receipts may reduce some but not eliminate all the risks inherent in investing in the securities of foreign issuers. To the extent that the fund acquires depositary receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the depositary receipt to issue and service such depositary receipts, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.


GOLD BULLION As a means of seeking its principal goal of capital appreciation, an underlying fund, the Franklin Gold and Precious Metals Fund, may invest a portion of its assets in gold bullion and in exchange-traded funds backed by gold bullion reserves and may hold a portion of its cash in foreign currency in the form of gold coins. There is, of course, no assurance that such investments will provide capital appreciation. The underlying fund's ability to invest in gold bullion is restricted by the diversification requirements that the fund must meet in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as well as the diversification requirements of the 1940 Act.

The underlying fund will invest in gold bullion when the prospects of these investments are, in the opinion of the fund's investment manager, attractive in relation to other possible investments. The basic trading unit for gold bullion is a gold bar weighing approximately 100 troy ounces with a purity of at least 995/1000, although gold bullion is also sold in much smaller units. Gold bars and wafers are usually numbered and bear an indication of purity and the stamp or assay mark of the refinery or assay office which certifies the bar's purity. Bars of gold bullion historically have traded primarily in the New York, London and Zurich gold markets. In terms of volume, these gold markets have been the major markets for trading in gold bullion. Prices in the Zurich gold market generally correspond to the prices in the London gold market.

It is anticipated that transactions in gold will generally be made in U.S. markets, although these transactions may be made in foreign markets when it is deemed to be in the best interest of the fund. Transactions in gold bullion by the fund are negotiated with principal bullion dealers unless, in the investment manager's opinion, more favorable prices (including the costs and expenses described below) are otherwise obtainable. Prices at which gold bullion is purchased or sold include dealer mark-ups or mark-downs, insurance expenses, assay charges and shipping costs for delivery to a custodian bank. These costs and expenses may be a greater or lesser percentage of the price from time to time, depending on whether the price of gold bullion decreases or increases. Since gold bullion does not generate any investment income, the only source of return to the fund on such an investment will be from any gains realized upon its sale, and negative return will be realized, of course, to the extent the fund sells its gold bullion at a loss.

EXCHANGE-TRADED FUND SHARES. The Franklin Gold and Precious Metals Fund may invest indirectly in gold bullion through the purchase of shares of an exchange-traded fund. An exchange-traded fund is a publicly-traded trust that acquires and holds underlying investments on a transparent basis. Because an exchange-traded fund has operating expenses and transaction costs, while the price of gold bullion does not, an exchange-traded fund will sell gold from time to time to pay expenses. This will reduce the amount of gold represented by each exchange-traded fund share, irrespective of whether the trading price of the shares rises or falls in response to changes in the price of gold. Exchange-traded funds that invest in gold bullion generally are not regulated as investment companies under the 1940 Act.

An investment in an exchange-traded fund is subject to all of the risks of investing in the assets held by the exchange-traded fund. In addition, the market value of the exchange-traded fund shares may differ from their net asset value because the supply and demand in the market for exchange-traded fund shares at any point in time is not always identical to the supply and demand in the market for the underlying assets. Because of the ability of large market participants to arbitrage price differences, the difference between the market value and the net asset value of exchange-traded fund shares should in most cases be small. Under certain circumstances, an exchange-traded fund could be terminated. Should termination occur, the exchange-traded fund could have to liquidate its holdings at a time when the price of gold is falling.

ILLIQUID SECURITIES Generally, an "illiquid security" is any security that cannot be disposed of promptly (e.g., within seven days) and in the ordinary course of business at approximately the amount at which the underlying fund has valued the instrument. Subject to this limitation, the boards of the underlying funds have authorized certain underlying funds to invest in certain restricted securities where such investment is consistent with the fund's investment goals and has authorized such securities to be considered liquid to the extent the investment manager determines that there is a liquid institutional or other market for such securities, such as restricted securities that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act, and for which a liquid institutional market has developed. The underlying fund boards will review periodically any determination by the investment manager to treat a restricted security as liquid, including the investment manager's assessment of current trading activity and the availability of reliable price information. Restricted securities involve certain risks, including the risk that a secondary market may not exist when a holder wants to sell them. In addition, the price and valuation of these securities may reflect a discount because they are perceived as having less liquidity than the same securities that are not restricted. If an underlying fund suddenly has to sell restricted securities, time constraints or lack of interested, qualified buyers may prevent the fund from receiving the value at which the securities are carried on the books of the fund at the time of the sale. Alternatively, the investment manager may sell unrestricted securities it might have retained if the fund had only held unrestricted securities.

INVESTMENT COMPANY SECURITIES Some of the underlying funds may invest in other investment companies to the extent permitted by the 1940 Act and exemptions thereto. To the extent that a fund invests in an investment company, there may be duplication of advisory and other fees.


LOANS OF PORTFOLIO SECURITIES To generate additional income, each of the underlying funds (except Franklin U.S. Government Securities Fund) may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 10% of the value of each of Franklin High Income Fund's, Franklin Gold and Precious Metals Fund's, Franklin Capital Growth Fund's, Franklin Flex Cap Growth Fund's, Franklin Growth Fund's, Franklin Real Estate Securities Fund's, Franklin Limited Maturity U.S. Government Securities Fund's, Franklin Strategic Mortgage Portfolio's and Franklin Utilities Fund's total assets, 20% of Franklin Small-Mid Cap Growth Fund's and Franklin Small Cap Growth Fund's total assets, 25% of Franklin Small Cap Value Fund's and Franklin MicroCap Value Fund's total assets, 30% of Franklin Templeton Hard Currency Fund's total assets, 33% of Franklin Natural Resources Fund's total assets, and 33 1/3% of Franklin Growth Opportunity Fund's, Franklin Floating Rate Daily Access Fund's, Franklin Global Real Estate Fund's, Franklin Technology Fund's, Franklin Strategic Income Fund's, Franklin Total Return Fund's, Templeton China World Fund's, Templeton Developing Markets Trust's, Templeton Foreign Fund's, Templeton Foreign Smaller Companies Fund's, Templeton Global Bond Fund's, Templeton Global Long-Short Fund's and Templeton Global Smaller Companies Fund's total assets; all at the time of the most recent loan. Mutual Shares Fund, Mutual Discovery Fund, Mutual Financial Services Fund and Mutual European Fund intend to limit such lending to 5% of their respective total assets at the time of the most recent loan.


For each loan, the borrower must maintain with the fund's custodian collateral with an initial market value of at least 100% of the market value of the loaned securities.

Each underlying fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The fund also continues to receive any distributions paid on the loaned securities. The fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. Each fund will loan its securities only to parties who meet creditworthiness standards approved by the fund's board of directors or trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.


REAL ESTATE INVESTMENT TRUSTS (REITS) An underlying fund's equity investments may include investments in shares issued by REITs. A REIT is a pooled investment vehicle which purchases primarily income-producing real estate or real estate related loans or other real estate related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment experience of the underlying real estate related investments.

An underlying fund's investments in real estate-related securities are subject to certain risks related to the real estate industry in general. These risks include, among others: changes in general and local economic conditions; possible declines in the value of real estate; the possible lack of availability of money for loans to purchase real estate; overbuilding in particular areas; prolonged vacancies in rental properties; property taxes; changes in tax laws relating to dividends and laws related to the use of real estate in certain areas; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; the costs associated with damage to real estate resulting from floods, earthquakes or other material disasters not covered by insurance; and limitations on, and variations in, rents and changes in interest rates. The value of securities of companies that service the real estate industry will also be affected by these risks.

In addition, equity REITs are affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs are affected by the quality of the properties to which they have extended credit. Equity and mortgage REITs are dependent upon the REITs management skill. REITs may not be diversified and are subject to the risks of financing projects.


REVERSE REPURCHASE AGREEMENTS A number of the underlying funds may enter into reverse repurchase agreements. These agreements involve the sale of securities held by the funds pursuant to an agreement to repurchase the securities at an agreed-upon price, date and interest payment. When entering into reverse repurchase transactions, the underlying funds will segregate by appropriate notation on the books of the fund or its custodian cash or high-grade liquid debt securities with a value equal to the value of the underlying fund's obligation under the agreement, including accrued interest. The securities subject to the reverse repurchase agreement will be marked-to-market daily.

Reverse repurchase agreement transactions involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of the securities subject to the agreement and the risk that a default by the purchaser may cause the fund to experience a loss.

SECURITIES OF COMPANIES IN THE FINANCIAL SERVICES INDUSTRY Certain underlying funds may purchase securities of companies in the financial services industry. There are provisions of the federal securities laws that permit investment portfolios to invest in companies engaged in securities-related activities only if certain conditions are met. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e., broker, dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other security a fund may purchase.

An underlying fund also may purchase securities (not limited to equity or debt individually) of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, if the following conditions are met: (1) immediately after the purchase of any securities issuer's equity and debt securities, the purchase cannot cause more than 5% of the fund's total assets to be invested in securities of that securities issuer;
(2) immediately after a purchase of equity securities of a securities issuer, a fund may not own more than 5% of the outstanding securities of that class of the securities issuer's equity securities; and (3) immediately after a purchase of debt securities of a securities issuer, a fund may not own more than 10% of the outstanding principal amount of the securities issuer's debt securities.

In applying the gross revenue test, an issuer's gross revenues from its own securities-related activities should be combined with its ratable share of the securities-related activities of enterprises of which it owns a 20% or greater voting or equity interest. All of the above percentage limitations are applicable at the time of purchase as well as the issuer's gross revenue test. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations must be made as though such warrant, right, or conversion privilege had been exercised.

The following transactions would not be deemed to be an acquisition of securities of a securities-related business: (i) receipt of stock dividends on securities acquired in compliance with the conditions described above; (ii) receipt of securities arising from a stock-for-stock split on securities acquired in compliance with the conditions described above; (iii) exercise of options, warrants, or rights acquired in compliance with the federal securities laws; (iv) conversion of convertible securities acquired in compliance with the conditions described above; and (v) the acquisition of demand features or guarantees (puts) under certain circumstances.

The underlying funds also are not permitted to acquire any security issued by the manager or any affiliated company (including Franklin Resources, Inc.) that is a securities-related business. The purchase of a general partnership interest in a securities-related business is also prohibited.

In addition, the underlying funds are generally prohibited from purchasing or otherwise acquiring any security (not limited to equity or debt individually) issued by any insurance company if such fund and any company controlled by such fund own in the aggregate or, as a result of the purchase, will own in the aggregate more than 10% of the total outstanding voting stock of the insurance company. Certain state insurance laws impose similar limitations.

SHORT-SELLING In a short sale, the underlying fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the fund must borrow the security to make delivery to the buyer. The fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the fund must pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The underlying fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security, and the fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the fund is required to pay in connection with the short sale.

In addition to the short sales discussed above, certain of the underlying funds may also make short sales "against the box." A short sale is "against the box" to the extent that the fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

Until an underlying fund replaces a borrowed stock, the fund will designate liquid assets it owns as segregated assets on the books of the broker and/or its custodian in an amount equal to its obligation to purchase the stock sold short, as required by law. The amount segregated in this manner will be increased or decreased each business day to equal the change in market value of the fund's obligation to purchase the stock sold short. If the lending broker requires a fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the stock sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the fund is required to segregate to cover the short sale obligation. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. The manager and the funds believe that short sale obligations that are covered, either by an offsetting asset or right (acquiring the stock sold short or having an option to purchase the stock sold short at a exercise price that covers the obligation), or by a fund's segregated assets procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to a fund's borrowing restrictions. A fund is also required to repay the lender of the stock any dividends or interest that accrue on the stock during the period of the loan. Depending on the arrangements made with the broker or custodian, a fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

The managers of the underlying funds have adopted short sale procedures to prevent the short sale of a security by the fund where another client of the manager also holds that security. The procedures prohibit the execution of short sales by the fund when there are open buy or sell orders or current long portfolio holdings in the same security or economic equivalent (e.g., a bond convertible into common stock) on the same trading desk on which the manager places trades or in the portfolios of other accounts managed by the manager. In addition, the procedures prohibit the execution of purchases and sales when there are open short sale orders in the same security on the same trading desk on which the manager places trades.

STANDBY COMMITMENT AGREEMENTS Franklin Natural Resources Fund may from time to time enter into standby commitment agreements. Such agreements commit the underlying fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, the underlying fund is paid a commitment fee, regardless of whether the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security that the fund has committed to purchase. The fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and/or price that is considered advantageous to the fund. The fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of other illiquid portfolio securities, will not exceed 15% of its net assets, taken at the time of acquisition of such commitment or security. The fund will at all times segregate on the books of the fund or its custodian cash, cash equivalents, U.S. government securities, or other liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.


U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.


U.S. TREASURY ROLLS Some of the underlying funds may enter into "U.S. Treasury rolls" in which the fund sells outstanding U.S. Treasury securities and buys back "when-issued" U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the "when-issued" U.S. Treasury security. During the period prior to settlement date, the fund continues to earn interest on the securities it is selling. It does not earn interest on the securities that it is purchasing until after settlement date.

With respect to these transactions, the fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on settlement date, and if market conditions changed adversely. The fund intends, however, to enter into U.S. Treasury rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.


UTILITIES Historically, electric utility companies were required by state regulators to build and maintain generation plants, transmission and distribution lines, and other equipment. State regulators set the rates that the companies could charge customers to pay for these costs, spread over as much as 30 years. As the various states move away from the traditional regulatory model toward greater competitiveness among electric utilities, customers will be able to choose different electricity suppliers.


WARRANTS A warrant is typically a long-term option issued by a corporation that gives the holder the privilege of buying a specified number of shares of the underlying common stock at a specified exercise price at any time on or before an expiration date. Stock index warrants entitle the holder to receive, upon exercise, an amount in cash determined by reference to fluctuations in the level of a specified stock index. If the underlying fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless.

POLICIES AND PROCEDURES REGARDING THE RELEASE OF PORTFOLIO HOLDINGS The Trust's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

For purposes of this policy, portfolio holdings information does not include aggregate, composite or descriptive information that does not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the applicable U.S. registered fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (3) performance attributions by industry, sector or country; or (4) aggregated risk statistics. Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on the Trust's website. In addition, other information may also be deemed to not be portfolio holdings information if, in the reasonable belief of the Trust's Chief Compliance Officer (or his/her designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Trust.

Consistent with current law, the Trust releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of each Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other portfolio holdings information, such as each Fund's top 10 holdings, may be released monthly on the Fund's website, no sooner than five days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for a Fund, the portfolio manager for the Fund may request that the holding be withheld from the portfolio holdings information if the holding is the subject of ongoing purchase or sale orders/programs, or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate due to liquidity and other market considerations, in each case as determined by the portfolio manager in consultation with the head of Global Investment Adviser Compliance (or his/her designee).


Exceptions to the portfolio holdings release policy will be made only when: (1) the Trust has a legitimate business purpose for releasing portfolio holdings information to selected third parties in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Trust's fiduciary duties. The determination of whether the Trust has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the Trust's Chief Compliance Officer or his/her designee, following a request submitted in writing. The Chief Compliance Officer will report to the board of trustees on exceptions granted to the policy, along with an explanation of the legitimate business purpose that is served as a result of the exception.


The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators, including rating agencies, fund rating/ranking services and other data providers; service providers to the Trust; shareholders of a fund to whom such fund has determined to process a redemption request in-kind based upon a determination by the Fund's portfolio manager and the Trust's Chief Compliance Officer (or his/her designee) that such redemption in-kind is in the best interests of the redeeming fund and its remaining shareholders; provided, however, that the portfolio holdings information so released in advance of the actual delivery of the redemption proceeds is limited to only that information reasonably necessary to allow the shareholder to prepare for receipt of the in-kind redemption proceeds; municipal securities brokers using the Investor Tools product; and certain entities approved by the Fund's Chief Compliance Officer (or his/her designee) on a case-by-case basis, in limited circumstances, including where the release of such information is required by foreign law or regulation (in these situations, the recipient will be requested to execute a non-disclosure agreement).


The specific entities to whom the Trust may provide portfolio holdings in advance of their release to the general public are:

o Bloomberg, Capital Access, CDA (Thomson Financial), FactSet, Fidelity Advisors, Lipper Inc., Morningstar, Standard & Poor's, Vestek, and Fidelity Management Trust Company, all of whom may receive portfolio holdings information 15 days after the quarter end

o Service providers to the Trust that receive portfolio holdings information from time to time in advance of general release in the course of performing, or to enable them to perform, services for the Trust, including: CUSTODIAN BANK:
      Bank of New York; INDEPENDENT REGISTERED PUBLIC ACCOUNTING
      FIRM: PricewaterhouseCoopers LLP; OUTSIDE FUND LEGAL
      Counsel: Stradley Ronon Stevens & Young, LLP; INDEPENDENT DIRECTORS'/TRUSTEES' COUNSEL: Bleakley, Platt & Schmidt, LLP; PROXY VOTING SERVICES: Glass, Lewis & Co. and RiskMetrics Group; BROKERAGE ANALYTICAL SERVICES: Sanford Bernstein, Brown Brothers Harriman, Royal Bank of Canada Capital Markets, JP Morgan Securities Inc.; FINANCIAL
      PRINTERS: RR Donnelley & Sons Company or GCOM Solutions, Inc.; and CLASS B SHARE FINANCING: Lightning Asset Finance Limited.


In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

o The recipient agrees to keep confidential any portfolio holdings information received until such information either is released to the public or the release is otherwise approved by the head of Global Compliance (or his/her designee) or the Trust's Chief Compliance Officer (or his/her designee);
o The recipient agrees not to trade on the non-public information received; and
o The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton Investments.

In no case does the Trust receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

Lightning Asset Finance Limited (Lightning) is the company used to finance advanced commissions for the Trust's Class B shares and is a 49% owned subsidiary of Franklin Resources, Inc. Lightning receives portfolio holdings information on a weekly basis, with no time lag. Lightning may utilize such information to construct a "global hedge" to lessen its exposure to market fluctuations with respect to the fees it receives in connection with the financing of the Trust's Class B shares. The global hedge is not specific to the Trust but rather is constructed with respect to the aggregate portfolio of securities underlying all funds, including funds within Franklin Templeton Investments as well as funds in other investment company complexes for which Lightning provides Class B share financing. The global hedge can be comprised of a number of financial instruments, including futures contracts, swaps, index shares, exchange-traded funds and, in limited circumstances, individual stocks. In its confidentiality agreement with Franklin Templeton Investments, Lightning has agreed to keep confidential any portfolio holdings information it receives from the Trust and also has agreed not to purchase or sell or sell short any individual stocks held by the Trust based on such portfolio holdings information. If other funds for which Lightning provides financing have supplied Lightning with portfolio holdings information, and such holdings include individual stocks that are also included in the list of portfolio holdings supplied by the Trust, it is possible that the global hedge constructed by Lightning may include individual stock transactions based on such other funds' holdings of a particular stock, but not based on the Trust's holdings of that stock. Lightning does not seek to profit from the global hedge, does not invest in Trust shares, and has established precautionary measures so that its personnel may not use the Trust's portfolio information for the purpose of trading in Trust shares or for any other unauthorized trading. Although neither the Trust nor any Franklin Templeton entity receives compensation in connection with the provision of portfolio holdings information to Lightning, because Franklin Resources is an affiliate of Lightning, to the extent that Lightning's global hedge is successful, Franklin Resources may receive an indirect economic benefit from the global hedge and, consequently, from the release of portfolio holdings information.

Several investment managers within Franklin Templeton Investments (F-T Managers) serve as investment managers to offshore funds that are registered or otherwise authorized for sale with foreign regulatory authorities. The release of portfolio holdings information for such offshore funds is excluded from the Trust's portfolio holdings release policy if such information is given to offshore banks, broker-dealers, insurance companies, registered investment managers and other financial institutions (offshore investment managers) with discretionary authority to select offshore funds on behalf of their clients. Because such offshore funds may from time to time invest in securities substantially similar to those of the Trust, there is the risk that such portfolio holdings information may be used to trade inappropriately against the Trust. To mitigate such risks, such information may only be disclosed for portfolio analytic purposes, such as risk analysis/asset allocation, and the offshore investment manager will be required to execute a non-disclosure agreement, whereby such offshore investment manager agrees to maintain such information as confidential, including limiting the dissemination of such information within its organization, and not to trade in any shares of any U.S. registered Franklin or Templeton fund, including the Trust.

In addition, some F-T Managers serve as investment managers to various bank commingled trusts maintained by a Franklin Templeton Investments trust company, to various Canadian institutional pooled funds, to separate accounts, and as sub-advisers to other mutual funds not within the Franklin Templeton Investments fund complex. Such trusts, pooled funds, accounts and other funds (collectively, "other accounts") are not subject to the Trust's portfolio holdings release policy. However, in some instances the portfolio holdings of such other accounts may be similar to and, in certain cases, nearly identical to those of a Franklin Templeton mutual fund, including the Trust. In the case of bank commingled trusts and Canadian institutional pooled funds, to mitigate risks that such portfolio holdings information may be used to trade inappropriately against a mutual fund, the recipient of such portfolio holdings information will be required to execute a non-disclosure agreement similar to the one described above for offshore funds. With respect to the other mutual funds not within the Franklin Templeton Investments fund complex, the sponsors of such funds may disclose the portfolio holdings of such funds at different times than the Trust discloses its portfolio holdings.


The Trust's portfolio holdings release policy and all subsequent amendments have been reviewed and approved by the Trust's board of trustees, and any other material amendments shall also be reviewed and approved by the board. The investment manager's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board of trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment manager's compliance staff also will report to the board of trustees on exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Trust that is served as a result of the exception.



OFFICERS AND TRUSTEES
-------------------------------------------------------------------

Franklin Templeton Fund Allocator Series (Trust) has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors each Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
-----------------------------------------------------------------
                                        NUMBER
                                        OF
                                        PORTFOLIOS
                                        IN FUND
                                        COMPLEX
 NAME, YEAR                             OVERSEEN      OTHER
OF BIRTH AND                LENGTH OF   BY BOARD  DIRECTORSHIPS
   ADDRESS     POSITION    TIME SERVED   MEMBER*       HELD
-----------------------------------------------------------------


Harris J.     Trustee     Since 1995    143       Bar-S Foods
Ashton (1932)                                     (meat packing
One Franklin                                      company).
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc.
(bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------
Robert F.     Trustee     Since 2005    122       None
Carlson
(1928)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired; and FORMERLY, Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS) (1971-January 2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.
-----------------------------------------------------------------
Sam Ginn      Trustee       Since 2007  122       Chevron
(1937)                                            Corporation
One Franklin                                      (global
Parkway                                           energy
San Mateo,                                        company) and
CA 94403-1906                                     ICO Global
                                                  Communications
                                                  (Holdings)
                                                   Limited
                                                  (satellite
                                                   company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).
-----------------------------------------------------------------
Edith E.      Trustee       Since 1998  143       Hess
Holiday                                           Corporation
(1952)                                            (exploration
One Franklin                                      and refining
Parkway                                           of oil and
San Mateo,                                        gas), H.J.
CA 94403-1906                                     Heinz Company
                                                  (processed
                                                  foods and
                                                  allied
                                                  products),
                                                  RTI
                                                  International
                                                  Metals, Inc.
                                                  (manufacture
                                                  and
                                                  distribution
                                                  of titanium),
                                                  Canadian
                                                  National
                                                  Railway
                                                  (railroad)
                                                  and White
                                                  Mountains
                                                  Insurance
                                                  Group, Ltd.
                                                  (holding
                                                  company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------
Frank W.T.    Trustee       Since 1995  122       Center for
LaHaye (1929)                                     Creative Land
One Franklin                                      Recycling
Parkway                                           (brownfield
San Mateo,                                        redevelopment).
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).
-----------------------------------------------------------------
Frank A.      Trustee       Since 2007  143       Hess
Olson (1932)                                      Corporation
One Franklin                                      (exploration
Parkway San                                       and refining
Mateo, CA                                         of oil and
94403-1906                                        gas) and
                                                  Sentient Jet (private jet
                                                  service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000)
(Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
-----------------------------------------------------------------
Larry D.      Trustee       Since 2007  143       None
Thompson
(1945)
One Franklin
Parkway San
Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).
-----------------------------------------------------------------
John B.       Lead          Trustee     122       None
Wilson (1959) Independent   since 2006
One Franklin  Trustee       and Lead
Parkway                     Independent
San Mateo,                  Trustee
CA 94403-1906               since
                            January
                            2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive
Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President - Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).
-----------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
-----------------------------------------------------------------
 NAME, YEAR     POSITION     LENGTH OF  NUMBER        OTHER
OF BIRTH AND                TIME SERVED OF          DIRECTORSHIPS
 ADDRESS                                PORTFOLIOS     HELD
                                        IN FUND
                                        COMPLEX
                                        OVERSEEN
                                        BY BOARD
                                        MEMBER*
-----------------------------------------------------------------
**Charles B.  Trustee and   Since 1995  143       None
Johnson       Chairman of
(1933)        the Board
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and
Director, Franklin Resources, Inc.; Director, Templeton
Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 42 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------
**Gregory E.  Trustee       Since 2007  94        None
Johnson
(1961)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.;
Director, Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
James M.      Chief         Chief       Not       Not Applicable
Davis         Compliance    Compliance  Applicable
(1952)        Officer and   Officer
One Franklin  Vice          since 2004
Parkway       President -   and Vice
San Mateo,    AML           President
CA 94403-1906 Compliance    - AML
                            Compliance
                            since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
----------------------------------------------------------------
Laura F.      Treasurer,    Treasurer   Not       Not Applicable
Fergerson     Chief         since       Applicable
(1962)        Financial     2004,
One Franklin  Officer and   Chief
Parkway       Chief         Financial
San Mateo,    Accounting    Officer
CA 94403-1906 Officer       and Chief
                            Accounting
                            Officer
                            since
                            February
                            2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-----------------------------------------------------------------
Jimmy D.      Vice          Since       Not       Not Applicable
Gambill       President     February    Applicable
(1947)                      2008
500 East
Broward Blvd.
Suite 2100
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
David P.      Vice          Since 2000  Not       Not Applicable
Goss (1947)   President                 Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Rupert H.     President     Since 2002  Not       Not Applicable
Johnson, Jr.  and Chief                 Applicable
(1940)        Executive
One Franklin  Officer -
Parkway       Investment
San Mateo,    Management
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Karen L.      Vice          Since 2006  Not       Not Applicable
Skidmore      President                 Applicable
(1952)        and Secretary
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Craig S.      Vice          Since 2005  Not       Not Applicable
Tyle (1960)   President                 Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
-----------------------------------------------------------------
Galen G.      Senior Vice   Since       Not       Not Applicable
Vetter (1951) President     February    Applicable
500 East      and Chief     2008
Broward       Executive
Blvd.         Officer -
Suite 2100    Finance and
Fort          Administration
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
-----------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.


**Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his positions as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Funds' investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this SAI. It is possible that after this date, information about officers may change.

The Trust's independent board members constitute the sole independent board members of 28 investment companies in the Franklin Templeton Investments complex for which each independent board member currently is paid a $232,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at regularly scheduled board meetings, a portion of which is allocated to the Trust. To the extent held, compensation may also be paid for attendance at specially held Board meetings. The Trust's lead independent trustee is paid an annual supplemental retainer of $25,000 for service to such investment companies, a portion of which is allocated to the Trust. Board members who serve on the Audit Committee of the Trust and such other funds receive a flat fee of $3,000 per Committee meeting attended in person and $2,000 per telephonic meeting, a portion of which is allocated to the Trust. John B. Wilson, who serves as chairman of the Audit Committee of the Trust and such other funds receives an additional fee of $40,000 per year, a portion of which is allocated to the Trust. Members of the Committee are not separately compensated for any committee meeting held on the day of a regularly scheduled board meeting. The foregoing fee arrangements went into effect after June 1, 2007, and the following table reflects fees paid prior to such date under arrangements then in effect.

                                                        NUMBER OF
                                                         BOARDS IN
                      TOTAL FEES      TOTAL FEES        FRANKLIN
                       RECEIVED      RECEIVED FROM      TEMPLETON
                       FROM THE        FRANKLIN      INVESTMENTS ON
        NAME         TRUST(1) ($)      TEMPLETON       WHICH EACH
                                    INVESTMENTS(2)      SERVES(3)
                                          ($)
---------------------------------------------------------------------
Harris J. Ashton         7,388          426,918            42
Robert F. Carlson        8,828          264,576            28
Sam Ginn                 7,181          217,873            28
Edith E. Holiday         8,241          469,566            42
Frank W.T. LaHaye        8,453          291,028            28
Frank A. Olson           7,181          462,349            42
Larry D. Thompson        7,181          386,461            42
John B. Wilson          11,927          294,848            28

1. For the fiscal year ended December 31, 2007.
2. For the calendar year ended December 31, 2007.
3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

Independent board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through the adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund (excluding committee fees) in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual retainer and regular board meeting fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.


The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2007.

INDEPENDENT BOARD MEMBERS
--------------------------------------------------------------------
                                                   AGGREGATE DOLLAR
                                                  RANGE OF EQUITY
                                                    SECURITIES IN
                                                       ALL FUNDS
                                                     OVERSEEN BY THE
                                                   BOARD MEMBER IN
                                                   THE FRANKLIN
                          DOLLAR RANGE OF EQUITY   TEMPLETON FUND
NAME OF BOARD MEMBER       SECURITIES EACH FUND        COMPLEX
--------------------------------------------------------------------
Harris J. Ashton                   None           Over $100,000
--------------------------------------------------------------------
Robert F. Carlson                  None           Over $100,000
--------------------------------------------------------------------
Sam Ginn                           None           Over $100,000
--------------------------------------------------------------------
Edith E. Holiday            Growth Target Fund    Over $100,000
                            $10,001 - $50,000
--------------------------------------------------------------------
Frank W.T. LaHaye                  None           Over $100,000
--------------------------------------------------------------------
Frank A. Olson                     None           Over $100,000
--------------------------------------------------------------------
Larry D. Thompson                  None           Over $100,000
--------------------------------------------------------------------
John B. Wilson                     None           Over $100,000
--------------------------------------------------------------------

INTERESTED BOARD MEMBERS
--------------------------------------------------------------------
                                                     AGGREGATE DOLLAR
                                                      RANGE OF EQUITY
                                                     SECURITIES IN ALL
                                                     FUNDS OVERSEEN BY
                                                     THE BOARD MEMBER
                                                      IN THE FRANKLIN
                         DOLLAR RANGE OF EQUITY      TEMPLETON FUND
NAME OF BOARD MEMBER     SECURITIES IN EACH FUND
       COMPLEX
--------------------------------------------------------------------
Charles B. Johnson                None           Over $100,000
--------------------------------------------------------------------
Gregory E. Johnson                None           Over $100,000
--------------------------------------------------------------------

BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following independent trustees of the Trust:
Robert F. Carlson, Edith E. Holiday, Frank W.T. LaHaye and John B. Wilson.
The Nominating Committee is comprised of the following independent trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W.T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson.


The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board member by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.


When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by "Qualifying Fund Shareholders" (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at P.O. Box 997151, Sacramento, CA 95899-7151 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation;
(b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.


The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.


During the fiscal year ended December 31, 2007, the Audit Committee met five times; the Nominating Committee met two times.

PROXY VOTING POLICIES AND PROCEDURES
-------------------------------------------------------------------

The board of trustees of the Trust on behalf of the Funds has delegated the authority to vote proxies related to the portfolio securities held by each Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.


In the event that an underlying fund submits a matter to a vote of its shareholders, abstentions on and votes for and against such matters on behalf of a Fund will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.


To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of each Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with a recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of trustees or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on Sections 12(d)(1) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares.


The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.


MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.


Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.


SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for a Fund and its shareholders.


GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.


Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.


MANAGEMENT, ASSET ALLOCATION AND OTHER SERVICES
-------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED Each Fund's investment manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Pursuant to the investment advisory and asset allocation agreement with the Funds, the manager will determine how each Fund's assets will be invested pursuant to the investment goal and policies of the Fund. The manager will determine (a) the percentage range of assets of any Fund that may be invested in U.S. and foreign equity, fixed income, and money market securities, (b) the underlying Franklin Templeton funds in which the Funds may invest, and (c) the percentage of assets that may be invested by each Fund in any one underlying Franklin Templeton fund. To the extent that the Funds invest directly in securities and engage directly in various investment practices, the manager provides investment research and portfolio management services, and selects the securities for each Fund to buy, hold or sell. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect each Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of each Fund. Similarly, with respect to each Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Funds or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

Each Fund, its manager and principal underwriter have adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a Fund or that are currently held by a Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of a Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

ASSET ALLOCATION FEES The manager receives no fees from the Funds for the services provided under the investment advisory and asset allocation agreement, except for the asset allocation services, which are provided to each Fund for a monthly fee equivalent to an annual rate of 0.25% of the average daily net assets of each Fund.


For the last three fiscal years ended December 31, the Funds paid Advisers the following asset allocation fees:

                     ASSET ALLOCATION SERVICES FEES PAID ($)
--------------------------------------------------------------
                         2007          2006          2005
--------------------------------------------------------------
Conservative Target
Fund(1)                  63,105        39,603      364,437
Moderate Target         265,825       131,442      800,704
Fund(2)
Growth Target                 0             0      536,699
Fund(3)

1. For the fiscal years ended December 31, 2007, 2006 and 2005, asset allocation fees, before any advance waiver, totaled $839,075, $670,265 and $577,042, respectively. Under an agreement by the manager to limit its fees and to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Conservative Target Fund paid the asset allocation fees shown.
2. For the fiscal years ended December 31, 2007, 2006 and 2005, asset allocation fees, before any advance waiver, totaled $1,613,564, $1,323,628 and $1,102,392, respectively. Under an agreement by the manager to limit its fees and to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Moderate Target Fund paid the asset allocation fees shown.
3. For the fiscal years ended December 31, 2007, 2006 and 2005, asset allocation fees, before any advance waiver, totaled $1,358,088, $1,048,994 and $802,778, respectively. Under an agreement by the manager to limit its fees, and to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Growth Target Fund paid the asset allocation fees shown.


The fee is computed at the close of business on the last business day of each month according to the terms of the investment advisory and asset allocation agreement. Each class of the Fund's shares pays its proportionate share of the fee.


PORTFOLIO MANAGER This section reflects information about the portfolio manager as of December 31, 2007.

The following table shows the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category:

--------------------------------------------------------------------
                     ASSETS
                     OF OTHER             ASSETS
                     REGISTERED           OF OTHER              ASSETS
         NUMBER     INVESTMENT NUMBER OF  POOLED                  OF
         OF OTHER   COMPANIES  OTHER      INVESTMENT   NUMBER   OTHER
         REGISTERED MANAGED    POOLED     VEHICLES       OF     ACCOUNTS
         INVESTMENT (X $1      INVESTMENT MANAGED      OTHER     MANAGED
         COMPANIES  MILLION)   VEHICLES   (X $1        ACCOUNTS  (X $1
NAME     MANAGED(1) (1)        MANAGED(2) MILLION)(2)  MANAGED   MILLION)
--------------------------------------------------------------------
T.           10     17,930.0      15      1,458.1       0       N/A
Anthony
Coffey
--------------------------------------------------------------------


1. These figures represent registered investment companies other than the Funds that are included in this SAI.
2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual manager listed would not be solely responsible for managing such listed amounts.

The portfolio manager that provides investment services to each Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Funds, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of a Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. Since the Funds invest in other Franklin Templeton funds, they generally are not competing with other funds and accounts for investment opportunities. However, the portfolio manager may execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by an underlying fund, thus indirectly impacting the Funds. However, securities selected for funds or accounts other than the underlying fund may outperform the securities selected for an underlying fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, an underlying fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Funds have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:



      BASE SALARY Each portfolio manager is paid a base salary. ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:


      o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

      o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

      o RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.


      ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.


Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.


OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of December 31, 2007 (such amounts may change from time to time):


      ----------------------------------------------------------
                                               Dollar Range of Fund
                           Poftfolio           Shares Beneficially
           Fund             Manager              Owned
      ----------------------------------------------------------
        Conservative       T. Anthony             None
         Target Fund         Coffey
      ----------------------------------------------------------
       Moderate Target     T. Anthony             None
            Fund             Coffey
      ----------------------------------------------------------
        Growth Target      T. Anthony    $500,001 - $1,000,000
            Fund             Coffey
      ----------------------------------------------------------

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with each Fund to provide certain administrative services and facilities for each Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Funds' manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

FT Services receives no fees from the Funds for the services provided under the administration agreement.


SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is each Fund's shareholder servicing agent and acts as each Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-7151.


Investor Services receives a fee for servicing Fund shareholder accounts. Each Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an IRS-recognized tax-deferred savings plan (including Employer Sponsored Retirement Plans and Section 529 Plans) for which the institution, or its affiliate, provides participant level recordkeeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

CUSTODIAN Investor Services, as the transfer agent for the underlying funds, effectively acts as the Funds' custodian and holds the Funds' shares of the underlying funds on its books. Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Funds' cash, pending investment in shares of the underlying funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, is the Trust's independent registered public accounting firm. The Independent Registered Public Accounting Firm audits the financial statements included in the Trust's Annual Report to Shareholders.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------

Orders for the purchase and sale of shares of the underlying Franklin Templeton funds will be placed directly with Franklin Templeton Distributors, Inc. (Distributors), which also acts as principal underwriter for shares of the underlying Franklin Templeton funds. The Funds will not incur any commissions or sales charges with respect to investments in underlying Franklin Templeton funds.

The following discussion addresses circumstances where a Fund directly purchases securities (other than shares of underlying Franklin Templeton funds) or engages in certain investment strategies.

The manager selects brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.


When placing a portfolio transaction in circumstances where a Fund purchases securities directly and not through the underlying Franklin Templeton funds, the trading department of the manager seeks to obtain "best execution" -- the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Fund and its other clients. For most transactions in equity securities, the amount of commissions paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The manager may also place orders to buy and sell equity securities on a principal rather than agency basis if the manager believes that trading on a principal basis will provide best execution. Orders for fixed income securities are ordinarily placed with market makers on a net basis, without any brokerage commissions. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price.


The manager may cause the Funds to pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the manager may use soft dollars to acquire both proprietary and third party research.

The research services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Funds. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the manager's research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.


Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the Financial Industry Regulatory Authority, it may sometimes receive certain fees when the Funds tender portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Funds, any portfolio securities tendered by the Funds will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.


If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.


For the last three fiscal years ended December 31, the Funds did not pay any brokerage commissions.

As of December 31, 2007, the Funds did not own securities of their regular broker-dealers.


-------------------------------------------------------------------
DISTRIBUTIONS AND TAXES

THE FOLLOWING RULES APPLY TO THE FUNDS AND THEIR SHAREHOLDERS. WHERE NOTED, THE TAX CHARACTERISTICS OF THE UNDERLYING FUNDS ARE ALSO DISCUSSED AS THESE CHARACTERISTICS MAY BE PASSED THROUGH TO THE FUNDS AND THEIR SHAREHOLDERS.

MULTICLASS DISTRIBUTIONS Each Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.


DISTRIBUTIONS OF NET INVESTMENT INCOME Each underlying fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the underlying fund, constitutes the fund's net investment income from which dividends may be paid to your Fund, and, in turn, to you. If you are a taxable investor, any income dividends (other than qualified dividends) a Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.


DISTRIBUTIONS OF CAPITAL GAINS An underlying fund may realize capital gains and losses on the sale of its portfolio securities. It may distribute any net capital gains to your Fund, and your Fund may, in turn, distribute to you any net capital gains that it receives.


Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (0% for individuals in the 10% and 15% federal income tax brackets for gains realized in 2008 through 2010). These reduced rates of taxation of capital gain dividends and net long-term capital gains are now scheduled to sunset on December 31, 2010, unless extended or made permanent before that date.

RETURNS OF CAPITAL If a Fund's distributions exceed its taxable income and realized capital gains for a taxable year, all or a portion of the distributions made in that taxable year may be characterized as a return of capital to you. A return of capital distribution will generally not be taxable, but will reduce the cost basis that you have in your Fund shares and will result in a higher capital gain or in a lower capital loss when you sell your shares. Any return of capital in excess of the basis in your Fund shares, however, will be taxable as a capital gain.


INVESTMENTS IN FOREIGN SECURITIES The next five paragraphs describe tax considerations that are applicable to an underlying fund's investments in foreign securities, and, in turn, to the pass through of the tax characteristics of these investments to your Fund and to you.

EFFECT OF FOREIGN WITHHOLDING TAXES. An underlying fund may be subject to foreign withholding taxes on income from certain investments in foreign securities. This, in turn, could reduce the fund's income dividends paid to your Fund, and, in turn, to you.

EFFECT OF FOREIGN DEBT INVESTMENTS ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by an underlying fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to your Fund as ordinary income, and any losses reduce the underlying fund's ordinary income otherwise available for distribution to your Fund. THIS TREATMENT COULD INCREASE OR DECREASE THE UNDERLYING FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOUR FUND, AND, IN TURN, TO YOU, AND MAY CAUSE SOME OR ALL OF EITHER THE UNDERLYING FUND'S OR YOUR FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL.


PFIC SECURITIES. An underlying fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each underlying fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the underlying fund is required to distribute to your Fund, even though it has not sold the securities. If an underlying fund is unable to identify an investment as a PFIC security and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the sale of the PFIC shares even if such income is distributed to you as a taxable dividend. Additional charges in the nature of interest may be imposed on the Fund on any deferred taxes arising from such income or gains.

You should also be aware that an underlying fund's designation of a foreign security as a PFIC security will cause the income dividends of any designated securities to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will NOT qualify for the reduced rate of taxation on qualified dividends when distributed to your Fund by the underlying fund, and, in turn, to you by your Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, a Fund may designate and distribute to you, as an ordinary income, qualified dividend (if a U.S. investor), or capital gain dividend (a distribution of net long-term capital gains), a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). Each has qualified as a regulated investment company for its most recent fiscal year, and each intends to continue to qualify during the current fiscal year. As a regulated investment company, each Fund generally pays no federal income tax on the income and gains it distributes to you. The board of trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS

REQUIRED DISTRIBUTIONS. To avoid federal excise taxes, the Code requires each Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:


o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the 12-month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.


TAX REPORTING FOR INCOME AND EXCISE TAX YEARS. Because the periods for measuring a regulated investment company's income are different for income (determined on a fiscal year basis) and excise tax years (determined as noted above), special rules are required to calculate the amount of income earned in each period, and the amount of earnings and profits needed to support that income. For example, if a Fund uses the excise tax period ending on October 31 as the measuring period for calculating and paying out capital gain net income and realizes a net capital loss between November 1 and the end of the Fund's fiscal year, it will likely have insufficient earnings and profits for its taxable year to support its required excise tax distribution. Accordingly, the Fund is permitted to elect to treat its realized capital loss (its "post-October loss") as occurring on the first day of its next fiscal year. Because these rules are not entirely clear, a Fund may be required to interpret the post-October loss and other rules relating to these different year-ends to determine its taxable income and capital gains. The Fund's reporting of income and its allocation between different taxable and excise tax years may be challenged by the Internal Revenue Service (IRS), possibly resulting in adjustments in the income reported by the Fund on its tax returns and/or by the Fund to you on your year-end tax statements.


SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

DEFERRAL OF BASIS. (CLASS A ONLY) In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
o You sell some or all of your original shares within 90 days of their purchase, and
o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.


TAX CERTIFICATION AND BACKUP WITHHOLDING Tax laws require that you certify your tax information when you become an investor in a Fund. For U.S. residents and resident aliens, this certification is made on IRS Form W-9. Under these laws, each Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o provide your correct Social Security or taxpayer identification number,
o  certify that this number is correct,
o  certify that you are not subject to backup withholding, and
o  certify that you are a U.S. person (including a U.S.
   resident alien).

Each Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Non-U.S. investors have special U.S. tax certification requirements. See the section below entitled "Tax certification and backup withholding as applied to non-U.S. investors."

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDENDS For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividend income eligible for taxation at the 15% long-term capital gain rate (0% for individuals in the 10% and 15% federal rate brackets on qualified dividends earned by the Fund during 2008 through 2010).

Dividends earned on the following income sources will qualify for this treatment:


o     dividends paid by DOMESTIC corporations, and
o     dividends paid by qualified FOREIGN corporations, including:
-     corporations incorporated in a possession of the U.S.,
- corporations eligible for benefits of a comprehensive income tax treaty with the United States that the Treasury
      Department determines is satisfactory (including an exchange of information program), and
- corporations whose stock is readily tradable on an established securities market in the United States.


Dividends from an underlying fund's investment in corporations exempt from tax, passive foreign investment companies (PFICs), unqualified foreign corporations, and dividends paid from interest earned by an underlying fund on debt securities generally will not qualify for this favorable tax treatment. An underlying fund may have a principal investment goal to earn a high level of income on fixed income securities, or it may currently have a substantial percentage of its investment assets in debt securities. If this is the case, it is anticipated that the percentage of qualified dividend income paid by the underlying fund to your Fund, and, in turn, to you will be quite small.

The underlying funds, your Fund and you must each meet certain holding period requirements to qualify your Fund dividends for this treatment. Specifically, the underlying funds must hold their equity stock investments and your Fund must hold its investment in the securities of the underlying fund for at least 61 days during the 121-day period beginning 60 days before each security becomes ex-dividend. Similarly, you must hold your investment in your Fund shares for at least 61 days during the 121-day period beginning 60 days before your Fund's shares go ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.


While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, each underlying fund, and your Fund, in turn, will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of either an underlying fund's or your Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.



SUNSETTING OF PROVISIONS. The special provisions dealing with qualified dividend income, and the reduced rate of taxation of long-term capital gains that were adopted as part of the 2003 Tax Act and that have been recently extended by the 2005 Tax Increase Prevention and Reconciliation Act (2005 Tax Act) are scheduled to sunset on December 31, 2010, unless extended or made permanent before that date. If the 2003 Tax Act changes as extended in 2005 do sunset in 2010, the rules on taxation of CAPITAL GAINS that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2011 and later years.


DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. To the extent that each underlying fund designates its dividends as qualifying for this deduction, and your Fund designates its dividends as qualifying, you may be allowed to deduct these dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

INVESTMENT IN COMPLEX SECURITIES The underlying funds may invest in complex securities that could require each underlying fund to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments, and the amount, timing and/or tax character of income and gains it distributes to your Fund, and your Fund distributes to you.


These rules could have the following effects:

o They could determine whether gains or losses recognized by the underlying funds are treated as ordinary income or capital gain.

o They could accelerate the recognition of income to the underlying fund (possibly causing the fund to sell securities to raise cash for necessary distributions), and

o  They could defer the underlying funds' ability to recognize losses.

THESE RULES COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY AN UNDERLYING FUND AND DISTRIBUTED TO YOUR FUND, AND, IN TURN, TO YOU.

A detailed discussion of the tax rules that apply to any underlying fund's potential or actual investment in complex securities are discussed in the Statement of Additional Information for each underlying fund.


EXCESS INCLUSION INCOME OF CERTAIN TAX-EXEMPT SHAREHOLDERS FROM AN INVESTMENT BY AN UNDERLYING FUND, AND INDIRECTLY BY A FUND, IN REITS AND REMIC RESIDUAL INTERESTS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements (401(k)s) and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (UBTI). Under current law, an underlying fund serves to block UBTI from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if: (i) an underlying fund invests in a residual interest in a real estate mortgage investment conduit (REMIC) or in a Real Estate Investment Trust (REIT) that holds a REMIC residual interest (income that is attributable to these residual interests is referred to in the Code as an "excess inclusion income") and that excess inclusion income is passed through to your Fund, or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code
Section 514(b). In addition, if a REIT, that issues debt securities with more than one maturity, owns a "taxable mortgage pool" within the meaning of Code
Section 7701(i) as a portion of the REIT's assets, or as a REIT subsidiary, then a portion of the REIT's income may be treated as if it were an excess inclusion from a REMIC. This income generally is required to be allocated by an underlying fund to your Fund, and, in turn, to you in proportion to the dividends paid to your Fund and to you with the same tax consequences as if you received the excess inclusion income directly. If you are a tax-exempt shareholder, this excess inclusion income may have a tax consequence to you.

Tax-exempt shareholders should talk to their tax advisors about the implications of these rules on their separate tax situations.

NON-U.S. INVESTORS Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of appropriate forms to certify their foreign status and to claim any applicable treaty benefits to which they are entitled.

IN GENERAL. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund, subject to an exemption for dividends designated as capital gain dividends as described below. Other exemptions from withholding for short-term capital gain dividends and interest-related dividends previously available have generally expired except as described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

CAPITAL GAIN DISTRIBUTIONS. Dividends designated by a Fund as a distribution from long-term capital gains (a capital gain dividend or distribution) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

SHORT-TERM CAPITAL GAIN DIVIDENDS. Net short-term capital gains earned by an underlying fund on or before December 31, 2007 (if it is a calendar year fund) or in 2008 (if it is a fiscal year fund) and distributed to your Fund, and, in turn, to you are not subject to U.S. nonresident alien withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Capital gain distributions and short-term capital gain dividends will be subject to withholding if these capital gains are realized on the disposition of a U.S. real property interest. See the discussion below under "Investments in U.S. real property."

INTEREST-RELATED DIVIDENDS. Interest-related dividends designated and paid from qualified net interest income earned by an underlying fund on or before December 31, 2007 (if it is a calendar year fund) or in 2008 (if it is a fiscal year fund) and distributed to your Fund, and, in turn, to you, are not subject to U.S. withholding tax. Each underlying fund's qualified net interest income equals the fund's qualified interest income less allocable expenses. "Qualified interest income" includes, in general, the sum of a fund's U.S. source: i) bank deposit interest, ii) short-term original discount, iii) interest (including original issue discount, market discount and acquisition discount) on an obligation in registered form (unless it is earned on an obligation issued by a corporation or partnership in which an underlying fund is a 10% shareholder or partner), and iv) any interest-related dividend passed through from another regulated investment company. Interest-related dividends and net short-term capital gains will be passed through from each underlying fund to your Fund, and, in turn, will be distributed by your Fund to you.

On any payment date, the amount of an income dividend that is designated by a Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund's qualified interest income for its entire calendar year, which can only be determined with exactness at the calendar year end. As a consequence, a Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

LIMITATIONS ON TAX REPORTING FOR INTEREST-RELATED DIVIDENDS AND SHORT-TERM CAPITAL GAIN DIVIDENDS FOR NON-U.S. INVESTORS. It may not be practical in every case for a Fund to designate, and each Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, a Fund's designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. When a Fund has designated interest-related or short-term capital gain dividends, this information will be available by calling Institutional Services at 1-800/321-8563 or through a Customer Service Representative at Franklin Templeton Investments at 1-800/DIAL BEN.

OTHER INCOME DIVIDENDS AND EFFECTIVELY CONNECTED INCOME. Income dividends paid by a Fund to non-U.S. investors on the income earned on the portfolio investments of its underlying funds in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax at a 30% or lower treaty rate. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

U.S. ESTATE TAX. An individual who is a non-U.S. investor will still be subject to U.S. federal estate tax on the value of Fund shares that they own at the time of death, unless an exemption applies due to a treaty between their country and the U.S. Even if a treaty exemption is available, a decedent's estate may nevertheless be required to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) on which a U.S. federal tax lien has been released, and is required before a Fund can release a nonresident alien decedent's investment in the Fund to his or her estate. For estates with U.S. situs assets of not more than $60,000 (there exists a statutory estate tax credit for this amount of property), a Fund may accept, in lieu of a federal transfer certificate, an affidavit from the executor of the estate or other authorized individual evidencing that the U.S. situs assets are at or below this threshold amount. Transfers by gift of SHARES of a Fund by a non-U.S. investor who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. investor entitled to claim the benefits of a treaty between their country and the U.S. may be different from the consequences described above. Non-U.S. investors should consult with their own tax advisers on their estate tax consequences from an investment in a Fund.

TAX CERTIFICATION AND BACKUP WITHHOLDING AS APPLIED TO NON-U.S. INVESTORS. Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding (at a rate of 28%), and if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor's country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise a Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.

SUNSETTING OF PROVISIONS. The provisions dealing with interest-related dividends and short-term capital gain dividends that are discussed above sunset FOR EACH UNDERLYING FUND WITH THE END ITS FISCAL YEAR ON DECEMBER 31, 2007 (IF IT IS A CALENDAR YEAR FUND) OR IN 2008 (IF IT IS A FISCAL YEAR FUND). For each underlying fund, qualified interest income and net short-term capital gains realized by the underlying fund on or before this date, designated as such by the fund, and paid to a Fund in 2008 will continue to qualify as interest-related or short-term capital gain dividends. Dividends paid by your Fund out of these underlying fund dividends will continue to be exempt from nonresident withholding when paid to you. It is possible that the U.S. Congress will act and the President will sign in 2008 or early 2009 new legislation providing for an extension of these provisions into 2008 and subsequent years that will provide for an extension of these exemptions from withholding. However, until or unless this legislation is enacted, distributions of interest income and net short-term capital gains earned by an underlying fund after the end of calendar year 2007 (if it is a calendar year fund) or the end of its fiscal year ending in 2008 (if it is a fiscal year fund) will no longer be qualified dividends and will again be subject to nonresident alien withholding when distributed by your Fund to you. See your personal tax advisor for more information about these provisions.

INVESTMENTS IN U.S. REAL PROPERTY. Each underlying fund may invest in equity securities of corporations that invest in U.S. real property, including REITs. The sale of a U.S. real property interest (USRPI) by a REIT, or by a U.S. real property holding corporation in which an underlying fund invests, may trigger special tax consequences to the Fund's non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC) received from a REIT if all of the following requirements are met:

o The RIC is classified as a qualified investment entity. A RIC is classified as a "qualified investment entity" with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a REIT if, in general, more than 50% of the RIC's assets consists of interests in REITs and U.S. real property holding corporations, and

o You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.

If these conditions are met, such fund distributions to your Fund are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35% when distributed to you, and requiring that you file a nonresident U.S. income tax return. Even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends rather than as a capital gain dividend (a distribution of long-term capital gains) or a short-term capital gain dividend subject to withholding at the 30% or lower treaty withholding rate.

Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests (through its investment in the underlying funds), none expects that either gain on the sale or redemption of Fund shares or Fund dividends and distributions should be subject to FIRPTA reporting and tax withholding.

U.S. TREASURY CIRCULAR 230 NOTICE This discussion of "Distributions and Taxes" is not intended or written to be used, and cannot be used, by you for the purpose of avoiding any penalties that may be imposed by the Internal Revenue Service. It is not written as tax advice, and does not purport to deal with all of the federal, state or foreign tax consequences that may be applicable to your investment in a Fund. You should consult your personal tax advisor for advice on these consequences.


ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------

The Funds are diversified series of Franklin Templeton Fund Allocator Series (the Trust), an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware statutory trust (a form of entity formerly known as a business trust) on October 2, 1995, and is registered with the SEC.


Each Fund currently offers five classes of shares, Class A, Class B, Class C, Class R and Advisor Class. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. The Funds may offer additional classes of shares in the future. The full title of each class is:

o Franklin Templeton Conservative Target Fund - Class A
o Franklin Templeton Conservative Target Fund - Class B
o Franklin Templeton Conservative Target Fund - Class C
o Franklin Templeton Conservative Target Fund - Class R
o Franklin Templeton Conservative Target Fund - Advisor Class

o Franklin Templeton Moderate Target Fund - Class A
o Franklin Templeton Moderate Target Fund - Class B
o Franklin Templeton Moderate Target Fund - Class C
o Franklin Templeton Moderate Target Fund - Class R
o Franklin Templeton Moderate Target Fund - Advisor Class

o Franklin Templeton Growth Target Fund - Class A
o Franklin Templeton Growth Target Fund - Class B
o Franklin Templeton Growth Target Fund - Class C
o Franklin Templeton Growth Target Fund - Class R
o Franklin Templeton Growth Target Fund - Advisor Class

Shares of each class represent proportionate interests in each Fund's assets. On matters that affect each Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.


The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. As of April 1, 2008, the principal shareholders of the Funds, beneficial or of record, were:

NAME AND ADDRESS                    SHARE CLASS     PERCENTAGE (%)
--------------------------------------------------------------------
CONSERVATIVE TARGET FUND
Hartford Life Insurance Co.              A              18.50
FBO HLIC Separate Acct. TK Series
P.O. Box 2999 Hartford, CT 06104-2999

Orchard Trust Co.                        R               6.17
Mcelvany Inc. 401(k) PS PLN
c/o Fascore LLC
8515 E. Orchard Road 2T2
Greenwood Village, CO 80111-5002

Wachovia Bank                            R              19.55
1525 W. WT Harris Blvd.
Charlotte, NC  28288-0001

MODERATE TARGET FUND
Hartford Life Insurance Co.              A              22.95
FBO HLIC Separate Acct. TK Series
P.O. Box 2999 Hartford, CT 06104-2999

GROWTH TARGET FUND
Hartford Life Insurance Co.              A              29.61
FBO HLIC Separate Acct. TK Series
P.O. Box 2999 Hartford, CT 06104-2999

Hartford Life Insurance Co.              R              19.91
FBO Separate Account
P.O. Box 2999 Hartford, CT 06104-2999

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of April 1, 2008, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund and class. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
-------------------------------------------------------------------

The Funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of a Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of a Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INVESTMENT BY ASSET ALLOCATORS Each Fund permits investment in the Fund by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in a Fund. As a result of adjustments in such asset allocation decisions, the Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. Each Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, the Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Fund's manager or transfer agent, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither the Fund, nor its investment manager nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.

INITIAL SALES CHARGES The maximum initial sales charge is 5.75% for Class A. There is no initial sales charge for Class C, Class R and Advisor Class.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the LOI section of your account application. An LOI is a commitment by you to invest a specified dollar amount during a 13-month period. The amount you agree to invest determines the sales charge you pay. By completing the LOI section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve approximately 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with a Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. If you file your LOI with a Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.


Your holdings in Franklin Templeton funds acquired before you filed your LOI will be counted towards the completion of the LOI.


If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct.


If the amount of your total purchases is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.


For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 90 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Funds before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from the sale of Class A shares of any of the Franklin Templeton Investment Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Franklin Templeton Investment Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 90 days from the date they are redeemed from the money fund.

WAIVERS FOR CERTAIN INVESTORS. The following investors or investments may qualify to buy Class A shares without an initial sales charge or CDSC due to anticipated economies in sales efforts and expenses, including:

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you.

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer


o Current and former officers, trustees, directors, full-time employees (and, in each case, their family members) of both Franklin Templeton Investments and Franklin Templeton funds, consistent with our then-current policies


o Current partners of law firms that currently provide legal counsel to the funds, Resources or its affiliates

o  Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.:
   (1) under an advisory agreement (including sub-advisory agreements); and/or
   (2) as Trustee of an inter vivos or testamentary trust

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code, as amended

o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below


o Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets

o Shares acquired by a financial intermediary that the intermediary holds, directly or indirectly, on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with any broker-dealer, trust company or registered investment advisor (RIA), whether or not affiliated with the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares


RETIREMENT PLANS. Class A shares at NAV are available for: o Employer Sponsored Retirement Plans with assets of $1 million or more; or

o Investors who open an IRA with proceeds rolled over directly from an Employer Sponsored Retirement Plan (the Plan) if the IRA is a "Common Platform IRA." An IRA is a Common Platform IRA if (i) the IRA custodian or recordkeeper, or one of its affiliates, is the recordkeeper for the Plan at the time the IRA is opened; and (ii) current agreements with the Fund, or its agent, make Franklin Templeton fund shares available to both the Plan and the IRA investor; or


o Investors who open an IRA as a spousal rollover or a QDRO if opened with proceeds from a "Former DCS Plan" and/or a plan for which FTB&T is trustee; or

o Investors who open a Franklin Templeton IRA prior to November 1, 2012 with proceeds rolled over directly from a "Former DCS Plan."


A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.


A "Former DCS Plan" is an Employer Sponsored Retirement Plan that transferred participant level recordkeeping from the DCS Division of Franklin Templeton Investor Services, LLC to Great-West Retirement Services(R) (GWRS) on November 2, 2007 and is a recordkeeping client of GWRS at the time of the rollover.


SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the Funds' shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The Funds' Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS          SALES CHARGE (%)
------------------------------------------------------------
Under $30,000                            3.0
$30,000 but less than $50,000            2.5
$50,000 but less than $100,000           2.0
$100,000 but less than $200,000          1.5
$200,000 but less than $400,000          1.0
$400,000 or more                         0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% on sales of $1 million or more but less than $4 million, plus 0.50% on sales of $4 million or more but less than $50 million, plus 0.25% on sales of $50 million or more.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under "The Underwriter - Distribution and service (12b-1) fees," Distributors and/or its non-fund affiliates may make the following additional payments out of their own assets to securities dealers that sell shares of Franklin Templeton funds:

MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event. Distributors will, on an annual basis, determine whether to continue such payments.

In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets respectively, of equity or fixed income funds attributable to that dealer, on an annual basis.


As noted below, Distributors may make additional payments to dealers, including dealers not listed below, related to ticket charges and various dealer-sponsored events intended to educate financial advisers and their clients about the Franklin Templeton funds. The following is a list of FINRA member broker-dealers (including their respective affiliates) receiving marketing support payments as of March 31, 2008:

Advantage Capital Corporation, A. G. Edwards & Sons, Inc., AIG Financial Advisors, Inc., American General Securities, Inc., American Portfolios
Financial Services, Inc., Ameriprise Financial Services, Inc., Associated Securities Corp., AXA Advisors, LLC, Banc of America Investment Services, Inc., Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO
Investment Services Corp., Chase Investment Services Corp., Comerica Securities, Inc., Commerce Brokerage Services, Inc., Compass Brokerage, Inc., CUNA Brokerage Services, Inc., CUSO Financial Services, L.P., Edward Jones, Fidelity Investments Institutional Services Company, Inc., Fifth Third Securities,
Inc., Financial Network Investment Corporation, FSC Securities Corporation, First Command Financial Planning, Inc., Genworth Financial Securities Corp., Hornor, Townsend & Kent, Inc., HSBC Brokerage (USA), Inc., J.J.B. Hilliard, W.L. Lyons, Inc., IFC Holdings Inc. D/B/A INVEST Financial Corporation, ING Financial Partners, Inc., Investacorp, Inc., Investment Centers of America, Inc., Jefferson Pilot Securities Corporation, Legend Equities Corporation, Lincoln Financial Advisors Corp., Lincoln Investment Planning, Inc., LPL Financial Corporation, M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Morgan Keegan & Company, Inc., Morgan Stanley & Co., Incorporated, Multi-Financial Securities Corporation, Mutual Service Corporation, NatCity Investments, Inc., National Planning Corporation, PFS Investments, Inc., PrimeVest Financial Services, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets Corporation, Richard D. Schubert, Inc., Robert W. Baird & Co., Inc., Royal Alliance Associates, Inc., Securities America, Inc., Signator Investors, Inc., SII Investments, Inc., Smith Barney, Inc., SunTrust Investment Services, Inc., TFS Securities, Inc., The Investment Center, Inc., UBS Financial Services, Inc., UBS Global Asset Management (US) Inc., UnionBanc Investment Services, LLC, U.S. Bancorp Investments, Inc., Vanderbilt Securities, LLC, Wachovia Securities, LLC, Waterstone Financial Group, Inc., WaMu Investments, Inc. and Wells Fargo Investments, LLC.


Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S.
persons, may exceed the above-stated limitation.

TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

OTHER PAYMENTS. From time to time, Distributors, at its expense, may make additional payments to dealers that sell or arrange for the sale of shares of the Funds. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, co-operative advertising, newsletters, and other dealer-sponsored events. These payments may vary depending upon the nature of the event, and can include travel expenses, such as lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting and due diligence trips.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.


Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the FINRA. Distributors makes payments for events it deems appropriate, subject to Distributors' guidelines and applicable law.


You should ask your dealer for information about any payments it receives from Distributors and any services provided.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B AND C If you invest any amount in Class C shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B
SHARES WITHIN THIS MANY YEARS   THIS % IS DEDUCTED
AFTER BUYING THEM               FROM YOUR PROCEEDS
                                AS A CDSC
------------------------------------------------------
1 Year                          4
2 Years                         4
3 Years                         3
4 Years                         3
5 Years                         2
6 Years                         1
7 Years                         0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:


o Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.

o  Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or
   (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) the securities dealer of record has entered into a supplemental agreement with Distributors

o Redemptions by a Fund when an account falls below the minimum required account size

o Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o Redemptions by Employer Sponsored Retirement Plans (not applicable to Class B)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy or returns of excess contributions and earnings (for Class B, this applies to all retirement plan accounts, not only IRAs)

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code of 1986, as amended

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, a Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. A Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn, if the Fund receives notification of the shareholder's death or incapacity, or if mail is returned to the Fund marked "unable to forward" by the postal service.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of a Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to a Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither a Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Funds, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Funds' investment minimums apply to each sub-account. The Funds will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Funds. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to a Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to a Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Funds permit the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees a Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, each Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should a Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Funds the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

A Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for Franklin Templeton VIP ServicesTM which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

THE UNDERWRITER
-------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Funds' shares. Distributors is located at One Franklin Parkway,
San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Funds pay the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Funds for acting as underwriter of the Funds' Advisor Class shares.


The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Fund's Class A, B, C and R shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended December 31:

                                                          AMOUNT RECEIVED
                            TOTAL                         IN CONNECTION
                         COMMISSIONS   AMOUNT RETAINED        WITH
                          RECEIVED      BY DISTRIBUTORS   REDEMPTIONS AND
                            ($)              ($)         REPURCHASES ($)
 ------------------------------------------------------------------------
 2007
 Conservative Target        1,115,318           191,946           22,729
 Fund
 Moderate Target Fund       2,166,891           366,491           39,685
 Growth Target Fund         1,473,463           225,006           30,278

 2006
 Conservative Target          818,783           136,928           34,535
 Fund
 Moderate Target Fund       2,166,352           361,618           47,257
 Growth Target Fund         1,642,957           253,683           25,386

 2005
 Conservative Target          718,069           117,016           31,121
 Fund
 Moderate Target Fund       1,463,271           232,809           34,510
 Growth Target Fund           944,750           142,553           27,717

Distributors may be entitled to payments from the Funds under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.


DISTRIBUTION AND SERVICE (12B-1) FEES - CLASS A, B, C AND R The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Funds and their shareholders. The plans are expected to, among other things, increase advertising of the Funds, encourage purchases of Fund shares and service to their shareholders, and increase or maintain assets of the Funds so that certain fixed expenses may be spread over a broader asset base, with a positive impact on per share expense ratios. In addition, a positive cash flow into the Funds is useful in managing the Funds because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Funds pay Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Funds, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); and the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class. Because Class B is currently closed to new investors, the amounts paid by the Fund under its plan are primarily to pay for ongoing shareholder servicing and to pay third party financing entities.

THE CLASS A PLAN. Each Fund may pay up to 0.25% per year of Class A's average daily net assets.

The Class A plan is a reimbursement plan. It allows the Funds to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Funds will not reimburse more than the maximum amount allowed under the plan. Any unreimbursed expenses from one year may not be carried over to or reimbursed in later years.


For the fiscal year ended December 31, 2007 the amounts paid by the Funds pursuant to the plan were:

                                    CONSERVATIVE MODERATE   GROWTH
                                     TARGET      TARGET     TARGET
                                     FUND         FUND       FUND
                                      ($)         ($)        ($)
---------------------------------------------------------------------
Advertising                              1,391      2,739      2,529
Printing and mailing prospectuses
  other than to current
  shareholders                              39         77         73
Payments to underwriters                 7,433     13,458     11,355
Payments to broker-dealers             515,489  1,055,220    855,656
Other                                        -          -          -
                                  -----------------------------------
Total                                  524,352  1,071,494    869,613
                                  -----------------------------------



THE CLASS B, C AND R PLANS. Each Fund pays Distributors up to 1% per year of Class B and Class C's average daily net assets, out of which 0.25% may be paid for services to the shareholders (service fees). For Class R shares, each Fund pays Distributors up to 0.50% per year of the class's average daily net assets. The Class B, C and R plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B, C and R shares. Class B plan fees payable to Distributors are used by Distributors to pay for ongoing shareholder servicing and to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

The Class B, C and R plans are compensation plans. They allow the Funds to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Funds will not pay more than the maximum amount allowed under the plans.


Under the Class B plan, the amounts paid by the Funds pursuant to the plan for the fiscal year ended December 31, 2007, were:

                                     CONSERVATIVE MODERATE    GROWTH
                                      TARGET      TARGET      TARGET
                                      FUND         FUND        FUND
                                      ($)          ($)         ($)
----------------------------------------------------------------------
Advertising                                  -           -          -
Printing and mailing prospectuses            -           -
  other than to current
  shareholders                                                      -
Payments to underwriters                     -           -          -
Payments to broker-dealers              16,162      29,062     20.891
Other                                   48,063      87,105     62,476
                                   -----------------------------------
Total                                   64,225     116,167     83,367
                                   -----------------------------------


Under the Class C plan, the amounts paid by the Funds pursuant to the plan for the fiscal year ended December 31, 2007, were:

                                     CONSERVATIVE MODERATE   GROWTH
                                      TARGET       TARGET    TARGET
                                       FUND        FUND       FUND
                                       ($)         ($)        ($)
----------------------------------------------------------------------
Advertising                              1,271       3,551      3,148
Printing and mailing prospectuses
  other than to current
  shareholders                              36         100         90
Payments to underwriters                 6,082      10,862     10,787
Payments to broker-dealers             842,121   1,419,203  1,296,270
Other                                        -           -          -
                                   -----------------------------------
Total                                  849,510   1,433,716  1,310,295
                                   -----------------------------------


Under the Class R plan, the amounts paid by the Funds pursuant to the plan for the fiscal year ended December 31, 2007, were:

                                     CONSERVATIVE MODERATE    GROWTH
                                       TARGET       TARGET    TARGET
                                       FUND         FUND       FUND
                                        ($)         ($)        ($)
----------------------------------------------------------------------
Advertising                                 93         645         15
Printing and mailing prospectuses
  other than to current
  shareholders                               2          18          -
Payments to underwriters                 1,051       3,908        119
Payments to broker-dealers              81,785     168,040    148,423
Other                                        -           -          -
                                   -----------------------------------
Total                                   82,931     172,611    148,557
                                   -----------------------------------


THE CLASS A, B, C AND R PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Funds, the manager or Distributors or other parties on behalf of the Funds, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------


Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Funds be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of shares quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund.

The following SEC formula is used to calculate these figures:


                                        n
                                  P(1+T) = ERV

where:

P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period


AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.


The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund.

The following SEC formula is used to calculate these figures:


                                       n
                                 P(1+T) = ATV
                                             D

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return (after taxes on
           distributions) n = number of years
ATV
   D = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption


AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.


The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund.

The following SEC formula is used to calculate these figures:


                                       n
                                 P(1+T) = ATV
                                             DR

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return (after taxes on
           distributions and redemptions)
n    =     number of years
ATV
   DR= ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption.


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return.


VOLATILITY Occasionally statistics may be used to show the Funds' volatility or risk. Measures of volatility or risk are generally used to compare the Funds' net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Funds also may quote the performance of Class A shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Funds as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

MISCELLANEOUS INFORMATION
----------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in a Fund cannot guarantee that these goals will be met.


Each Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 4 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $591 billion in assets under management for more than 7 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 115 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.


Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.








FRANKLIN TEMPLETON FUND ALLOCATOR SERIES


FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION FUND - CLASS A, B, C, R & ADVISOR CLASS
FRANKLIN TEMPLETON COREFOLIO ALLOCATION FUND - CLASS A, B, C, R & ADVISOR CLASS FRANKLIN TEMPLETON PERSPECTIVES ALLOCATION FUND - CLASS A, C, R & ADVISOR CLASS

STATEMENT OF ADDITIONAL INFORMATION


MAY 1, 2008


[Insert Franklin Templeton Investments logo]


P.O. BOX 997151, SACRAMENTO, CA 95899-7151 1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated May 1, 2008, which we may amend from time to time, contains the basic information you should know before investing in a Fund. You should read this SAI together with the Funds' prospectus.


The audited financial statements and Report of Independent Registered Public Accounting Firm in the Funds' Annual Report to Shareholders, for the fiscal year ended December 31, 2007, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS

Goals, Strategies and Risks                          2
Information about the Underlying
 Franklin Templeton Funds                            3

Officers and Trustees                               28
Proxy Voting Policies and Procedures                33
Asset Allocation and Other Services                 35
Portfolio Transactions                              38
Distributions and Taxes                             39
Organization, Voting Rights and
 Principal Holders                                  45
Buying and Selling Shares                           46
The Underwriter                                     53
Performance                                         55
Miscellaneous Information                           57


--------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
--------------------------------------------------------------
o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
   AGENCY OF THE U.S. GOVERNMENT;
--------------------------------------------------------------
o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
   ENDORSED BY, ANY BANK;
--------------------------------------------------------------
o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE
   LOSS OF PRINCIPAL.
--------------------------------------------------------------


                                                 FAS2 SAI 05/08

GOALS, STRATEGIES AND RISKS
--------------------------------------------------------------

The information provided with respect to each Fund (hereafter "the Fund") is in addition to that included in the Fund's prospectus.

In addition to the main types of investments and strategies undertaken by the Fund as described in the prospectuses, the Fund also may invest in other types of securities and engage in and pursue other investment strategies, which are described in this SAI. Investments and investment strategies mentioned with respect to the Fund are discussed in greater detail in the section entitled "Investments, techniques, strategies and their risks."

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Funds invest in affiliated funds within Franklin Templeton Investments pursuant to an exemptive order issued by the Securities and Exchange Commission
(SEC).

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

Notwithstanding the following investment restrictions, the underlying funds have adopted certain investment restrictions, which may be more or less restrictive than those listed below, thereby permitting a Fund to engage in investment strategies indirectly that are prohibited under the investment restrictions listed below. The investment restrictions of the underlying funds are located in their respective SAIs.


FUNDAMENTAL INVESTMENT POLICIES

The Franklin Templeton Founding Funds Allocation Fund seeks capital appreciation with income as a secondary goal. The Franklin Templeton Corefolio Allocation Fund and Franklin Templeton Perspectives Allocation Fund seek capital appreciation.

Each Fund may not:


1. Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (1940 Act), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the U.S. Securities and Exchange Commission (SEC).


2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.


3. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

4. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon or (ii) investing in securities or other instruments that are secured by physical commodities.


6. Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

7. Invest more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).


8. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (i) more than 5% of the value of the Fund's total assets would be invested in such issuer or
   (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

Notwithstanding these investment restrictions, as described below under "Investments, techniques, strategies and their risks," the Fund invests in a combination of underlying Franklin Templeton mutual funds (the underlying funds). These underlying funds have adopted their own investment restrictions, which may be more or less restrictive than those listed above. The investment restrictions of the underlying funds may thereby permit a Fund to engage in investment strategies indirectly that would otherwise be prohibited under the investment restrictions listed above. The investment restrictions of the underlying funds are located in their respective SAIs.

Glossary of INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR
RISKS

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:


      "small portion"          less than 10%
      "portion"                10% to 25%
      "significant"            25% to 50%
      "substantial"            50% to 66%
      "primary"                66% to 80%
      "predominant"            80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.

Each Fund pursues its respective investment goal by investing in a fixed combination of Franklin Templeton funds (underlying funds). The allocation target of each of the Funds is as follows:

Franklin Templeton Founding Funds Allocation Fund (Founding Funds Allocation
Fund):

33 1/3%    Franklin Income Fund
33 1/3%    Mutual Shares Fund
33 1/3%    Templeton Growth Fund

Franklin Templeton Corefolio Allocation Fund (Corefolio
Allocation Fund):

25%        Franklin Growth Fund
25%        Franklin Capital Growth Fund
25%        Mutual Shares Fund
25%        Templeton Growth Fund

Franklin Templeton Perspectives Allocation Fund
(Perspectives Allocation Fund):

33 1/3%    Franklin Flex Cap Growth Fund
33 1/3%    Mutual Shares Fund
33 1/3%    Templeton Growth Fund


The Fund will be monitored for allocation compliance daily and rebalanced if the allocation triggers set by the fund administrator are triggered. Wherever possible, cash flows will be used to adjust allocations.

The value of your shares will increase as the value of the underlying funds owned by the Fund increases and will decrease as the value of the underlying funds owned by the Fund decreases. In this way, you participate in any change in the value of the underlying funds owned by the Fund.


The Corefolio Allocation and Founding Funds Allocation Funds invest in Advisor Class shares of Franklin Income Fund, Franklin Growth Fund, Franklin Capital Growth Fund and Templeton Growth Fund and Class Z shares of Mutual Shares Fund. The Perspectives Allocation Fund invests in Advisor Class shares of the Franklin Flex Cap Growth Fund and Templeton Growth Fund and Class Z shares of the Mutual Shares Fund. The Funds will not pay any sales load or 12b-1 service or distribution fees in connection with their investments in any of the underlying funds.

INFORMATION ABOUT THE UNDERLYING
FRANKLIN TEMPLETON FUNDS
--------------------------------------------------------------

The following gives more detailed information about the underlying funds' investment policies and the types of securities that they may buy along with their associated risks.


BIOTECHNOLOGY COMPANIES The Franklin Flex Cap Growth Fund, an underlying fund of the Franklin Templeton Perspectives Allocation fund, may invest in securities of biotechnology companies. The biotechnology industry is subject to extensive government regulation. The industry will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. For example, in the past several years, the U.S. Congress has considered legislation concerning health care reform and changes to the U.S. Food and Drug Administration's (FDA) approval process. If such legislation is passed, it may affect the biotechnology industry. As these factors impact the biotechnology industry, the value of the underlying funds may fluctuate significantly over relatively short periods of time.


Because the biotechnology industry is relatively new, investors may be quick to react to developments that affect the industry. In the past, biotechnology securities have exhibited considerable volatility in reaction to research and other developments. In comparison to more developed industries, there may be a thin trading market in biotechnology securities, and adverse developments in the biotechnology industry may be more likely to result in decreases in the value of biotechnology stocks.

Biotechnology companies are often small, start-up ventures whose products are only in the research stage. Only a limited number of biotechnology companies have reached the point of approval of products by the FDA and subsequent commercial production and distribution of such products. Therefore, the success of investments in the biotechnology industry is often based upon speculation and expectations about future products, research progress, and new product filings with regulatory authorities. Such investments are speculative and may drop sharply in value in response to regulatory or research setbacks.

CONVERTIBLE AND SYNTHETIC CONVERTIBLE SECURITIES Certain of the underlying funds may invest in convertible and synthetic convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but may be subordinate to other types of fixed-income securities issued by that company. A convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security. However, if the convertible security is redeemable and the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock.

If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank. The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer.

While an underlying fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments.

ENHANCED CONVERTIBLE SECURITIES. In addition to "plain vanilla" convertibles, a number of different structures have been created to fit the characteristics of specific investors and issuers. Examples of these enhanced characteristics for investors include yield enhancement, increased equity exposure or enhanced downside protection. From an issuer's perspective, enhanced structures are designed to meet balance sheet criteria, interest/dividend payment deductibility and reduced equity dilution. The following are descriptions of common structures of enhanced convertible securities.

Mandatory convertible securities are considered the most equity-like of convertible securities. At maturity these securities are mandatorily convertible into common stock offering investors some form of yield enhancement in return for some of the upside potential in the form of a conversion premium. Typical characteristics of mandatories include: issued as preferred stock, convertible at premium, pay fixed quarterly dividend (typically higher than common stock dividend), and are non-callable for the life of the security (usually three to five years). An important feature of mandatories is that the number of shares received at maturity is determined by the difference between the price of the common stock at maturity and the price of the common stock at issuance. Mandatory convertible securities come in many forms. One increasingly popular structure due to favorable tax treatment is a trust that holds a combination of a debt instrument that pays a fixed quarterly premium with a forward contract that ensures delivery of the equity security at maturity. In some cases, these trusts are registered as closed-end investment companies although they are not actively managed and do not charge any management fees (any expenses are prepaid by the issuer).

Convertible trust preferred securities are, from an investor's viewpoint, essentially convertible preferred securities, i.e., they are issued as preferred stock convertible into common stock at a premium and pay quarterly dividends. Through this structure the company establishes a wholly owned special purpose vehicle whose sole purpose is to issue convertible preferred stock. The offering proceeds pass through to the company who issues the special purpose vehicle a convertible subordinated debenture with identical terms to the convertible preferred issued to investors. Benefits to the issuer include increased equity credit from rating agencies and the deduction of coupon payments for tax purposes.

Exchangeable securities are often used by a company divesting a holding in another company. The primary difference between exchangeables and standard convertible structures is that the issuer of an exchangeable is different from the issuer of the underlying shares.

Zero-coupon and deep-discount convertible bonds include the following characteristics: no or low coupon payments, imbedded put options allowing the investor to put them on select dates prior to maturity, call protection (usually three to five years), and lower than normal conversion premiums at issuance. A benefit to the issuer is that while no cash interest is actually paid, the accrued interest may be deducted for tax purposes. Because of their put options, these bonds tend to be less sensitive to changes in interest rates than either long maturity bonds or preferred stocks. The put options also provide enhanced downside protection while retaining the equity participation characteristics of traditional convertible bonds.

An investment in an enhanced convertible security or any other security may involve additional risks. An underlying fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the fund's ability to dispose of particular securities, when necessary, to meet the fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio. The fund, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved.

SYNTHETIC CONVERTIBLES. A synthetic convertible is created by combining distinct securities which together possess the two principal characteristics of a true convertible security, i.e., fixed income and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible fixed-income securities and in warrants or stock or stock index call options which grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

Synthetic convertibles are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the fund generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security.

Synthetic convertible securities differ from true convertible securities in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Further, although the manager expects normally to create synthetic convertibles whose two components represent one issuer, the character of a synthetic convertible allows the fund to combine components representing distinct issuers, or to combine a fixed income security with a call option on a stock index, when the manager determines that such a combination would better promote the fund's investment goals. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately; and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline.


DEBT SECURITIES In general, debt securities represent a loan of money to the issuer by the purchaser of the securities. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.


The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the underlying fund's net asset value per share.


DEBT SECURITIES RISKS. Debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (market risk). The manager considers both credit risk and market risk in making investment decisions as to corporate debt obligations. Debt obligations will tend to decrease in value when prevailing interest rates rise and increase in value when prevailing interest rates fall. Generally, long-term debt obligations are more sensitive to interest rate fluctuations than short-term obligations. Because investments in debt obligations are interest rate sensitive, the fund's performance may be affected by the manager's ability to anticipate and respond to fluctuations in market interest rates, to the extent of the fund's investment in debt obligations.

RATINGS. Various investment services publish ratings of some of the debt securities in which the underlying fund may invest. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's Investors Service (Moody's) or BB or lower by Standard & Poor's Ratings Group (S&P(R)) or from unrated securities deemed by the fund's manager to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality.

If the rating on an issue held in the underlying fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.

LOWER RATED AND UNRATED SECURITIES. An investment in the fund that invests in below-investment grade securities, including those issued by foreign companies and governments, is subject to a higher degree of risk than an investment in a fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the fund may invest. Accordingly, an investment in such fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

Although they may offer higher yields than do higher rated securities, lower rated and unrated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. These securities will have some quality and protective characteristics, but these are outweighed by large uncertainties or major risk exposures to adverse conditions. If the rating on an issue held in the fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.

The markets in which lower rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain lower rated or unrated debt securities may also make it more difficult for the fund to obtain accurate market quotations for the purposes of valuing its portfolio. Market quotations are generally available on many lower rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher rated securities. The ability of the fund to achieve its investment goal may, to the extent of investment in lower-rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the fund were investing in higher rated securities. The fund relies on the manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

Lower-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower-rated debt securities may be less sensitive to interest rate changes than higher rated investments, but more sensitive to economic downturns or individual adverse corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower rated debt securities prices. This is because an economic downturn could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of lower-rated debt securities defaults, the fund may incur additional expenses to seek recovery.


Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.


The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the fund's portfolio defaults, the fund may have unrealized losses on the security, which may lower the fund's net asset value per share. Defaulted securities tend to lose much of their value before they default. Thus, the fund's net asset value per share may be adversely affected before an issuer defaults. In addition, the fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the fund to manage the timing of its income. To generate cash for distributions, the fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of fund shares. The fund may be required under the Internal Revenue Code and U.S. Treasury Regulations to accrue income for income tax purposes on defaulted obligations and to distribute such income to the fund's shareholders even though the fund is not currently receiving interest payments on such obligations.

The markets in which lower rated and unrated debt securities are traded are more limited than those in which high rated securities are traded. The existence of limited markets for particular securities may diminish the fund's ability to sell the securities at desirable prices either to meet redemption requests or to respond to a specific economic event, such as deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain lower rated or unrated debt securities also may make it more difficult for the fund to obtain accurate market quotations for the purposes of valuing the fund's portfolio. Market quotations are generally available on many lower rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices of actual sales.

High yield, fixed-income securities that are sold without registration under federal securities laws carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933 (1933 Act), which entails special responsibilities and liabilities. The fund also may incur special costs in disposing of restricted securities, although the fund will generally not incur any costs when the issuer is responsible for registering the securities.

High yield, fixed-income securities acquired during an initial underwriting involve special risks because they are new issues. The manager will carefully review their credit and other characteristics. The fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

The credit risk factors above also apply to lower-quality zero coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest throughout the time until maturity, the fund will not receive any cash until the cash payment date. If the issuer defaults, the fund may not obtain any return on its investment.

Certain of the high yielding, fixed-income securities in which the fund may invest may be purchased at a discount. When held to maturity or retired, these securities may include an element of capital gain. Capital losses may be realized when securities purchased at a premium, that is, in excess of their stated or par value, are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of securities.


STRUCTURED INVESTMENTS. Some of the underlying funds may invest in structured investments. Structured investments involve entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (Structured Investments) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments.

Structured Investments may be of a class that is subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments. Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments. To the extent such investments are illiquid, they will be subject to an underlying fund's restriction on investments in illiquid securities.

INDEBTEDNESS, PARTICIPATIONS AND TRADE CLAIMS. From time to time, certain underlying funds may purchase the direct indebtedness of various companies (Indebtedness), or participation interests in Indebtedness (Participations) including Indebtedness and Participations of domestic or foreign companies (i) that are involved in mergers, acquisitions, consolidations, liquidations, spinoffs, reorganizations or financial restructurings, or (ii) that are distressed companies or in bankruptcy (Reorganizing Companies). Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the SEC, and which is held by a large group of investors. Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, an underlying fund in effect steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing. Indebtedness purchased by an underlying fund may be in the form of loans, notes or bonds.

If the loan is secured, the underlying fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The underlying funds generally make investments in the types of debt described above, which typically have ceased paying interest, to achieve capital appreciation, rather than to seek income.

The underlying funds also may purchase trade claims and other similar direct obligations or claims against companies in bankruptcy. Trade claims are generally purchased from creditors of the bankrupt company and typically represent money due to a supplier of goods or services to the company.


The length of time remaining until maturity on the Indebtedness is one factor the underlying fund's manager considers in purchasing a particular Indebtedness. Indebtedness that represents a specific indebtedness of the company to a bank is not considered to be a security issued by the bank selling it. Certain underlying funds purchase loans from national and state chartered banks as well as foreign banks. The underlying funds normally invest in the Indebtedness of a company that has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.

Participations represent fractional interests in a company's Indebtedness. The financial institutions that typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank which are known as "supranational organizations." Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development. Certain underlying funds also may purchase trade claims and other direct obligations or claims (Trade Claims) of Reorganizing Companies. Indebtedness, Participations and Trade Claims may be illiquid as described above.

The purchase of indebtedness or loan participations of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that principal invested may be lost. Purchasers of participations, such as some of the underlying funds, must rely on the financial institution issuing or acting as agent with respect to the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the underlying funds take on the risk as to the creditworthiness of any bank or other financial intermediary issuing the participation, as well as that of the company issuing the underlying indebtedness. When an underlying fund purchases a trade claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim.

MORTGAGE-BACKED SECURITIES. Certain underlying funds may invest in securities representing ownership interests in a pool of mortgage loans originated by mortgage bankers, commercial banks, savings and loan associations, savings banks and credit unions to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates. As the underlying mortgage loans are paid off, investors receive principal and interest payments. The primary issuers or guarantors of these securities are Ginnie Mae, Fannie Mae and Freddie Mac.

Ginnie Mae guarantees the principal and interest on Ginnie Mae securities and this guarantee is backed by the full faith and credit of the U.S. government. Ginnie Mae may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage-backed securities nor do they extend to the value of a fund's shares which will fluctuate daily with market conditions.

Mortgage-backed securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. Fannie Mae and Freddie Mac mortgage securities are backed by the credit of the respective instrumentality. However, the Secretary of the Treasury has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and the ultimate collection of principal. There is no guarantee that the government would support government agency securities and, accordingly, they may involve a risk of non-payment of principal and interest. Nonetheless, because Fannie Mae and Freddie Mac are instrumentalities of the U.S. government, these securities are generally considered to be high quality investments having minimal credit risks. The yields on these mortgage securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities due largely to their prepayment risk.

The mortgage securities in which the funds invest differ from conventional bonds in that most mortgage-backed securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (less Ginnie Mae's, Freddie Mac's or Fannie Mae's fees and any applicable loan servicing fees). As a result, the holder of the mortgage securities (i.e., a fund) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, pass-through mortgage securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates. In general, fixed-rate mortgage securities have greater exposure to this "prepayment risk."


The market value of mortgage securities, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. While having less risk of a decline in value during periods of rapidly rising rates, mortgage securities may also have less potential for capital appreciation than other debt securities of comparable maturities as interest rates decline, due to the increased likelihood of mortgage prepayments. An unexpected rise in interest rates could extend the average life of a mortgage security because of a lower than expected level of prepayments, potentially reducing the security's value and increasing its volatility. Coupon rates of adjustable rate mortgage securities tend to move with market interest rates, and thus their values fluctuate to a lesser degree than fixed income mortgage securities. To the extent market interest rates increase beyond applicable caps or maximum rates on adjustable rate mortgage securities (ARMS) or beyond the coupon rates of fixed-rate mortgage securities, the market value of the mortgage security would likely decline to the same extent as a conventional fixed-rate security. In view of these factors, the ability of the fund to obtain a high level of total return may be limited under varying market conditions.


In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS), REAL ESTATE MORTGAGE INVESTMENT CONDUITS (REMICS) AND MULTI-CLASS PASS-THROUGHS. CMOs may be issued or guaranteed by U.S. government agencies or issued by certain financial institutions and other mortgage lenders.

CMOs and REMICs may be issued by governmental or government-related entities or by private entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers and are secured by pools of mortgages backed by residential or various types of commercial properties. Privately issued CMOs and REMICs include obligations issued by private entities that are collateralized by (a) mortgage securities issued by Freddie Mac, Fannie Mae or Ginnie Mae, (b) pools of mortgages that are guaranteed by an agency or instrumentality of the U.S. government, or (c) pools of mortgages that are not guaranteed by an agency or instrumentality of the U.S. government and that may or may not be guaranteed by the private issuer.

Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provide the funds to pay the debt service on CMOs or REMICs or to make scheduled distributions on the multi-class pass-through securities. Unless the context indicates otherwise, the discussion of CMOs below may also apply to REMICs and multi-class pass-through securities.

A CMO is a mortgage-backed security that separates mortgage pools into short-, medium-, and long-term components. Each component pays a fixed rate of interest at regular intervals. These components enable an investor to predict more accurately the pace at which principal is returned. The fund may buy CMOs that are:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

(2) collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and the guarantee is collateralized by U.S. government securities; or

(3) securities in which the proceeds of the issuance are invested in mortgage securities, and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.

CMOs are issued in multiple classes. Each class, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying CMOs may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semiannual basis. The principal and interest on the mortgages underlying CMOs may be allocated among the several classes in many ways. In a common structure, payments of principal on the underlying mortgages, including any principal prepayments, are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all other classes having an earlier stated maturity or final distribution date have been paid in full.

One or more tranches of a CMO may have coupon rates that reset periodically at a specified increment over an index, such as LIBOR. These adjustable rate tranches are known as "floating-rate CMOs." Floating-rate CMOs may be backed by fixed- or adjustable-rate mortgages. To date, fixed-rate mortgages have been more commonly used for this purpose. Floating-rate CMOs are typically issued with lifetime "caps" on the coupon rate. These caps, similar to the caps on ARMS, represent a ceiling beyond which the coupon rate may not be increased, regardless of increases in the underlying interest rate index.

Timely payment of interest and principal (but not the market value and yield) of some of these pools is supported by various forms of insurance or guarantees issued by private issuers, those who pool the mortgage assets and, in some cases, by U.S. government agencies. Prepayments of the mortgages underlying a CMO, which usually increase when interest rates decrease, will generally reduce the life of the mortgage pool, thus impacting the CMO's yield. Under these circumstances, the reinvestment of prepayments will generally be at a rate lower than the rate applicable to the original CMO.

Some of the CMOs in which a fund may invest may have less liquidity than other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous price or time under certain circumstances.

To the extent any privately issued CMOs in which the fund invests are considered by the SEC to be an investment company, the fund will limit its investments in such securities in a manner consistent with the provisions of the 1940 Act.

Yields on privately issued CMOs have been historically higher than the yields on CMOs issued and guaranteed by U.S. government agencies or instrumentalities. The risk of loss due to default on privately issued CMOs, however, is higher since the U.S. government does not guarantee them. The boards of the underlying funds believe that the risk of loss from an investment in privately issued CMOs is justified by the higher yield the fund will earn in light of the historic loss experience on these instruments.

REMICs, which are authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the mortgages that collateralize the REMICs in which the fund may invest include mortgages backed by Ginnie Maes or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency or instrumentality.

DISTRESSED MORTGAGE OBLIGATIONS. Certain underlying funds also may invest directly in distressed mortgage obligations. A direct investment in a distressed mortgage obligation involves the purchase by the fund of a lender's interest in a mortgage granted to a borrower, where the borrower has experienced difficulty in making its mortgage payments, or for which it appears likely that the borrower will experience difficulty in making its mortgage payments. As is typical with mortgage obligations, payment of the loan is secured by the real estate underlying the loan. By purchasing the distressed mortgage obligation, a fund steps into the shoes of the lender from a risk point of view.

As distinguished from mortgage-backed securities, which generally represent an interest in a pool of loans backed by real estate, investing in direct mortgage obligations involves the risks of a single or direct lender. These risks include the ability or inability of a borrower to make its loan payments and the possibility that the borrower will prepay the loan in advance of its scheduled payment time period, curtailing an expected rate and timing of return for the lender. Investments in direct mortgage obligations of distressed borrowers involve substantially greater risks and are highly speculative due to the fact that the borrower's ability to make timely payments has been identified as questionable. Borrowers that are in bankruptcy or restructuring may never pay off their loans, or may pay only a small fraction of the amount owed. If, because of a lack of payment, the real estate underlying the loan is foreclosed, which means that the borrower takes possession of the real estate, an underlying fund could become part owner of such real estate. As an owner, a fund would bear any costs associated with owning and disposing of the real estate, and also may encounter difficulties in disposing of the real estate in a timely fashion. In addition, there is no assurance that a fund would be able profitably to dispose of properties in foreclosure.

STRIPPED SECURITIES. Certain underlying funds may buy stripped securities that are issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Stripped securities are the separate income and principal components of a debt security. U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) are considered U.S. Treasury securities for purposes of the funds' investment policies. Once the securities have been stripped they are referred to as zero coupon securities. Their risks are similar to those of other U.S. government securities, although they may be more volatile and the value of certain types of stripped securities may move in the same direction as interest rates. Stripped securities do not make periodic payments of interest prior to maturity and the stripping of the interest coupons causes them to be offered at a discount from their face amount. This results in the security being subject to greater fluctuations in response to changing interest rates than interest-paying securities of similar maturities.


WHEN-ISSUED, DELAYED DELIVERY AND TO-BE-ANNOUNCED (TBA) TRANSACTIONS. Certain underlying funds may buy debt obligations on a "when-issued," "delayed delivery" or "TBA" basis. These transactions are arrangements under which a fund may buy securities with payment and delivery scheduled for a future time, generally within 30 to 60 days. These transactions are subject to market fluctuation and are subject to the risk that the value or yields at delivery may be more or less than the purchase price or yields available when the transaction was entered into. Although the funds will generally purchase these securities on a when-issued or TBA basis with the intention of acquiring such securities, they may sell such securities before the settlement date if it is deemed advisable. When a fund is the buyer in such a transaction, it will segregate by appropriate notation on the books of the fund or its custodian, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent a fund engages in when-issued, delayed delivery or TBA transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the fund's investment goals and policies, and not for the purpose of investment leverage. In when-issued, delayed delivery and TBA transactions, the fund relies on the seller to complete the transaction. The other party's failure to do so may cause the fund to miss a price or yield considered advantageous. Securities purchased on a when-issued, delayed delivery or TBA basis do not generally earn interest until their scheduled delivery date.


ZERO COUPON AND PAY-IN-KIND BONDS. Certain underlying funds may buy certain bonds issued at a discount that defer the payment of interest or pay no interest until maturity, known as zero coupon bonds, or which pay interest through the issuance of additional bonds, known as pay-in-kind bonds. For federal tax purposes, holders of these bonds, such as a fund, are deemed to receive interest over the life of the bonds and are taxed as if interest were paid on a current basis although no cash interest payments are in fact received by the holder until the bonds mature.


DERIVATIVE SECURITIES Certain underlying funds may invest in derivative securities. Derivative instruments are those financial instruments whose values are dependent upon the performance of one or more underlying assets, such as securities, indices, currencies or commodities.

Derivatives may be used for "hedging," which means that they may help manage risks relating to interest rates, currency fluctuations and other market factors. They also may be used to increase liquidity or to invest in a particular stock or bond in a more efficient or less expensive way.

FUTURES CONTRACTS. The fund may enter into futures contracts on foreign currencies, interest rates, stock indices and on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury bonds, Treasury notes, Ginnie Mae modified pass-through mortgage-backed securities, and three-month U.S. Treasury bills. In addition, the fund may enter into futures contracts for commodities in other types of commodity groups, including energy, livestock, agriculture, industrial metals and precious metals. The fund also may enter into futures contracts on corporate debt securities, non-U.S. government debt securities, and an index of debt securities, but such futures contracts are not currently available.

The fund generally purchases or sells futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

The fund will not engage in transactions in futures contracts for speculation. Futures contracts may be used as a hedge against changes resulting from market conditions in the values of its securities or securities that it intends to buy or to attempt to protect the fund from fluctuations in price of portfolio securities, currencies in which they are denominated or to which they are exposed, or of commodities that might affect the price of portfolio securities without actually buying or selling the underlying security, currency or commodity.

A futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying asset, such as a commodity or a broad-based stock index at a later date. In general, commodities include most agricultural products, such as wheat, cotton and rice, other types of goods and articles, and all services, rights, and interests in which the contract calls for a future delivery of the item at a predetermined price. A futures contract for the sale and purchase of a financial instrument, such as a broad-based stock index, is considered a futures contract on a commodity. Although futures contracts by their terms call for the actual delivery or acquisition of the underlying asset, in most cases the contractual obligation is fulfilled before the date of the contract and without the parties having to make or take delivery. A contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying asset. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the fund will incur brokerage fees when it buys or sells futures contracts. An index futures contract is an agreement under which two parties agree to take or make delivery of the amount of cash based on the difference between the value of a stock index at the beginning and at the end of the contract period.

A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the underlying asset called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the underlying asset called for by the contract at a specified price on a specified date. The purpose of the acquisition or sale of a futures contract is to attempt to protect the fund from fluctuations in the price of portfolio securities (or of commodities that may have an effect on the price of portfolio securities) without actually buying or selling the underlying security or commodity. When the fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy. Futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission (CFTC) and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market. The exchanges guarantee performance of the contracts as between the clearing members of the exchange.

At the same time a futures contract is purchased or sold, the fund must allocate cash or securities as a deposit payment (initial deposit). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required since each day the fund would provide or receive cash that reflects any decline or increase in the contract's value. In addition, the fund must maintain with its custodian bank, to the extent required by the rules of the Securities and Exchange Commission (SEC), assets in a segregated account to cover its obligations with respect to such contract, which will consist of liquid assets from its portfolio in an amount equal to the market value of such futures contract or related option.

At the time of delivery of debt securities on the settlement date of a contract for future delivery of debt securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

A purchase or sale of a futures contract may result in losses to the fund in excess of the amount that the fund invested. The fund may not be able to properly hedge its securities where a liquid secondary market is unavailable for the futures contract the fund wishes to close. In addition, there may be an imperfect correlation between movements in the securities, commodities or foreign currency on which the futures or options contract is based and movements in the securities or currency held by the fund or the commodity which may have an effect on the securities held by the fund. Adverse market movements could cause the fund to experience substantial losses on an investment in a futures contract.

The fund may not be able to achieve a perfect correlation between its futures positions and portfolio positions in corporate fixed-income securities because futures contracts based on these securities are not currently available. There is also the risk of loss by the fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or option.

Although the manager believes that the use of futures contracts may benefit certain funds, if the manager's investment judgment about the general direction of interest or currency exchange rates or commodity prices is incorrect, the fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the fund will lose part or all of the benefit of the increased value of the bonds which it has hedged because it will have offsetting losses in its futures positions. Similarly, if the fund sells a foreign currency futures contract and the U.S. dollar value of the currency unexpectedly increases, the fund will lose the beneficial effect of the increase on the value of the security denominated in that currency. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Sales of securities may be, but are not necessarily, at increased prices that reflect the rising market. The fund may have to sell securities at a time when it may be disadvantageous to do so.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general trends in the price of the underlying commodity, currency or securities index by the manager may still not result in a successful transaction.

Futures contracts that are traded on foreign exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, foreign futures contracts may be subject to varied regulatory oversight. The price of any foreign futures contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The fund does not believe that these trading and positions limits will have an adverse impact on the fund's strategies for hedging their portfolios. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

OPTIONS ON FUTURES CONTRACTS. The fund may purchase and "write" (sell) options on futures contracts, including stock index futures contracts (and bond index futures contracts to the extent that they currently exist and, in the future may be developed) for hedging purposes only. When the fund buys an option, it has the right, but not the obligation, to purchase or sell a futures contract. The purchase of a call option on a futures contract, where the fund has the right to purchase a futures contract, is similar in some respects to the purchase of a call option on an individual security or currency. Depending on the price of the option compared to either the price of the futures contract upon which it is based or the price of the underlying asset, the option may be less risky than direct ownership of the futures contract or the underlying asset. The fund may purchase a call option on a futures contract to hedge against a market advance in the underlying asset, such as appreciation in the value of a foreign currency against the U.S. dollar.

When the fund writes (sells) an option, it has the obligation to buy or sell a futures contract. If the fund writes a call option on a futures contract and the futures price at expiration of the option is below the exercise price, the fund will retain the full amount of the option premium, which may provide a partial hedge against any decline that may have occurred in the value of the fund's holdings. If the fund writes a put option on a futures contract and the futures price at expiration of the option is higher than the exercise price, the fund will retain the full amount of the option premium, which may provide a partial hedge against any increase in the price of securities that the fund intends to purchase. If, however, a put or call option the fund has written is exercised, the fund will incur a loss that will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the fund's losses from options on futures may be affected by changes in the value of its portfolio securities.

The amount of risk the fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In writing options on futures, the fund's loss is potentially unlimited and may exceed the amount of the premium received. Also, the fund may not be able to properly hedge its securities or close out option contract positions if a liquid secondary market is unavailable for the option the fund wishes to close. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

OPTIONS ON STOCK INDEX FUTURES. To hedge against risks of market price fluctuations, the fund may purchase and write (sell) call and put options on stock index futures. The need to hedge against these risks will depend on the extent of diversification of the fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole. The fund incurs the risks associated with writing options generally and writing options on futures when it writes options on stock index futures.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the writer of the option will deliver to the holder of the option the accumulated balance in the writer's futures margin account representing the amount that the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day before the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

FUTURE DEVELOPMENTS. The fund may take advantage of opportunities in the area of options, futures, and options in futures and any other derivative investments that are not presently contemplated for use by the funds or that are not currently available but which may be developed, to the extent such opportunities are consistent with the fund's investment goals and legally permissible for the fund.

The fund will not purchase or sell futures contracts or options on futures contracts if, immediately thereafter, the aggregate amount of initial margin deposits on all the futures positions of the fund and the premiums paid on options on futures contracts would exceed 5% of the market value of the fund's total assets.

OPTIONS. A stock option is a contract that provides the holder the right to buy or sell shares of the stock at a fixed price, within a specified period of time. The fund may write (sell) covered put and call options and buy put and call options on securities listed on a national securities exchange and in the over-the-counter (OTC) market. Additionally, the fund may "close out" an option it has entered into by writing an option of the same series as the option previously purchased. This is known as a closing sale transaction.

Unless otherwise noted in the fund's policies, the value of the underlying securities on which options may be "written" (sold) at any one time will not exceed 15% of the fund's assets. Nor will the fund purchase put or call options if the aggregate premium paid for such options would exceed 5% of its assets at the time of purchase.

A call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option.

The fund's options investments involve certain risks. The effectiveness of an options strategy depends on the degree to which price movements in the underlying securities correlate with price movements in the relevant portion of the fund's portfolio. In addition, the fund bears the risk that the prices of its portfolio securities will not move in the same amount as the option it has purchased, or that there may be a negative correlation that would result in a loss on both the securities and the option. If the manager is not successful in using options in managing the fund's investments, the fund's performance will be worse than if the manager did not employ such strategies.

The purchaser of an option can lose the amount of the premium plus related transaction costs. Moreover, the fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements associated with option writing.

Options on securities traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist and the fund may have difficulty effecting closing transactions in particular options. Therefore, the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities where a buyer exercises put or call options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. When trading options on foreign exchanges or in the over-the-counter market, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time.

The fund also may use "collars." A "collar" position combines a long put option (the right of the fund to sell a specific security within a specified period) with a short call option (the right of the counterparty to buy the same security) in a single instrument. The fund's right to sell the security is typically set at a price that is below the counterparty's right to buy the security. Thus, the combined position "collars" the performance of the underlying security, providing protection from depreciation below the price specified in the put option, and allowing for participation in any appreciation up to the price specified by the call option.

BUYING CALL AND PUT OPTIONS ON SECURITIES. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

As the holder of a call option, the fund has a right to buy the underlying security at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to call options, exercise them or permit them to expire. The fund may buy call options on securities that it intends to buy in order to limit the risk of a substantial increase in the market price of the security before the purchase is effected. The fund also may buy call options on securities held in its portfolio and on which it has written call options. Unless the price of the underlying security changes sufficiently, a call option purchased by the fund may expire without any value to the fund, in which case the fund would experience a capital loss.

As the holder of a put option, the fund has the right to sell the underlying security at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire.

The fund may buy a put option on an underlying security or currency owned by the fund (a protective put) as a hedging technique in order to protect against an anticipated decline in the market value of the security. Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security at the put exercise price, regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security when the manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the security is eventually sold.

The fund also may buy put options at a time when it does not own the underlying security. By buying put options on a security it does not own, the fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

WRITING COVERED CALL AND PUT OPTIONS ON SECURITIES. The fund may write options to generate additional income and to hedge its portfolio against market or exchange rate movements.

A call option written by the fund is "covered" if the fund:

   (a) owns the underlying security that is subject to the call; or
   (b) has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio.

A call option is also covered if the fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held:

   (a) is equal to or less than the exercise price of the call written; or
   (b) is greater than the exercise price of the call written if the difference in exercise prices is maintained by the fund in cash and marketable securities.

The writer of covered calls gives up the potential for capital appreciation above the exercise price of the option should the underlying stock rise in value. If the value of the underlying stock rises above the exercise price of the call option, the security may be "called away" and the fund required to sell shares of the stock at the exercise price. The fund will realize a gain or loss from the sale of the underlying security depending on whether the exercise price is greater or less than the purchase price of the stock. Any gain will be increased by the amount of the premium received from the sale of the call; any loss will be decreased by the amount of the premium received. If a covered call option expires unexercised, the fund will realize a gain in the amount of the premium received. If, however, the stock price decreases, the hedging benefit of the covered call option is limited to the amount of the premium received.

Options may be written in connection with "buy-and-write" transactions; that is, the fund may purchase a security and then write a call option against that security. The exercise price of the call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (in-the-money), equal to (at-the-money), or above (out-of-the-money) the current value of the underlying security at the time the option is written.

When the fund writes a covered call option, the underlying securities that are subject to the call will be held in a segregated account (or escrow) with the fund's custodian. It will be unable to sell the underlying securities that are subject to the call until it either effects a closing transaction with respect to the call, or otherwise satisfies the conditions for release of the underlying securities from escrow, as may be imposed by the broker through which the call is effected. In addition, if the broker fails to timely issue instructions to the fund's custodian to permit the release of the underlying security when the escrow is no longer required, the fund may be unable to sell the securities when it desires to do so.

A put option written by the fund is "covered" if the fund segregates an amount equal to the exercise price by appropriate notation on the books of the fund or its custodian. A put option is also covered if the fund holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or, if the exercise price of the put held is less than the exercise price of the put written, the fund segregates on its books the difference in marketable securities.

The writer of covered puts retains the risk of loss should the underlying security decline in value. If the value of the underlying stock declines below the exercise price of the put option, the security may be "put to" the fund such that the fund would be required to buy the stock at the exercise price. The fund will incur an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, the loss will be offset at least in part by the premium received from the sale of the put. If a put option written by the fund expires unexercised, the fund will realize a gain in the amount of the premium received.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time.

If the writer of an option wants to terminate its obligation, the writer may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the holder of an option may liquidate its position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction may be made at the time desired by the fund.

Effecting a closing transaction in the case of a written call option allows the fund to write another call option in the underlying security with a different exercise price, expiration date or both. In the case of a written put option, a closing transaction allows the fund to write another covered put option. Effecting a closing transaction also allows the cash or proceeds from the sale of any securities subject to the option to be used for other fund investments. If the fund wants to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

The fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to buy the option. Likewise, the fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option. Increases in the market price of a call option will generally reflect increases in the market price of the underlying security. As a result, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the fund.

OPTIONS ON STOCK INDICES. The fund also may buy and write (sell) both call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations or to increase income to the fund. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater (or less, in the case of puts) than the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on the price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stock.

When the fund writes an option on a stock index, the fund may cover the option by owning securities whose price changes, in the opinion of the manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. The fund also may cover by establishing a segregated account containing cash or marketable securities with its custodian bank in an amount at least equal to the market value of the underlying stock index. The fund will maintain the account while the option is open or it will otherwise cover the transaction.

The fund's ability to effectively use options on stock indices depends on the degree to which price movements in the underlying index or underlying securities correlate with price movements in the relevant portion of the fund's portfolio. Inasmuch as these securities will not duplicate the components of any index, the correlation will not be perfect. Consequently, the fund bears the risk that the prices of the securities underlying the option will not move in the same amount as the option. It is also possible that there may be a negative correlation between the index and the hedged securities that would result in a loss on both the securities and the instrument. Accordingly, successful use by the fund of options on stock indices will be subject to the manager's ability to predict correctly movements in the direction of the securities markets generally or of a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Positions in stock index options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option at any specific time. Thus, it may not be possible to close an option position. The inability to close options positions could have an adverse impact on the fund's performance.

OVER-THE-COUNTER (OTC) OPTIONS. The fund may buy and write (sell) both put and call OTC options. Like exchange traded options, OTC options give the holder the right to buy, in the case of OTC call options, or sell, in the case of OTC put options, an underlying security from or to the writer at a stated exercise price. OTC options, however, differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done based on information from market makers. OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, however, than exchange traded options and the writer of an OTC option is paid the premium in advance by the dealer.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. The fund may suffer a loss if it is not able to exercise or sell its position on a timely basis. When the fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the fund originally wrote the option. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

The fund understands the current position of the staff of the SEC to be that purchased OTC options are illiquid securities and that the assets used to cover the sale of an OTC option are considered illiquid. The fund and the manager disagree with this position. Nevertheless, pending a change in the staff's position, the fund will treat OTC options and "cover" assets as subject to the fund's limitation on illiquid securities.

FORWARD CONVERSIONS. In a forward conversion, the fund buys securities and writes call options and buys put options on such securities. By purchasing puts, the fund protects against depreciation in value of an underlying security. By writing calls on the same security, the fund receives premiums that may offset part or all of the cost of purchasing the puts, but also foregoes the opportunity for appreciation in the value of the underlying security. The fund will not exercise a put it has purchased while a call option it has written on the same security is outstanding.

Although it is generally intended that the exercise prices of the put and call options would be identical, situations might occur in which some option positions are acquired with different exercise prices. Therefore, the fund's return may depend in part on movements in the price of the underlying security.

SPREAD AND STRADDLE OPTIONS TRANSACTIONS. In "spread" transactions, the fund buys and writes a put or buys and writes a call on the same underlying security with the options having different exercise prices, expiration dates, or both. In "straddles," the fund purchases or writes combinations of put and call options on the same security. When the fund engages in spread and straddle transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. Because these transactions require the fund to buy and or write more than one option simultaneously, the fund's ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the fund was to buy or sell a single option. Similarly, costs incurred by the fund in connection with these transactions will in many cases be greater than if the fund was to buy or sell a single option.

SWAPS, CAPS AND FLOORS. Some underlying funds may participate in swaps. A fund may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. The fund will enter into these transactions primarily to, among other things, preserve a return or spread on a particular investment or portion of its portfolio; to protect against any increase in the price of securities the fund anticipates purchasing at a later date; to shorten the effective duration of its portfolio investments or for cash management purposes. To the extent applicable, the fund generally uses these transactions as a hedge and not as a speculative investment. The fund will not sell interest rate caps or floors it does not own. Interest rate swaps, caps and floors generally are considered to be "derivative instruments."

Swap agreements are contracts between the fund and, typically, a brokerage firm, bank or other institutional buyers (swap counterparty) for periods ranging from a few days to more than a year. In a basic swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular "notional amount" of value of predetermined investments or instruments . The notional amount is the set dollar or other currency value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties do not actually invest the notional amount in any investment or instrument. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples are investments in a particular security, at a particular fixed or variable interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. In some cases, for example, currency swaps, the swap agreement may include the delivery of the entire principal value of one designated currency for the other designated currency.

The fund will generally enter into swap agreements on a net basis, which means that the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. The fund's obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the fund). If the swap agreement provides for other than a net basis, the full amount of the fund's obligations will be accrued on a daily basis. To limit potential leveraging of the fund's portfolio, where applicable, the fund has adopted procedures to cover any accrued but unpaid net or full amounts owed to a swap counterparty by designating, on a daily basis, as segregated, liquid assets (not otherwise encumbered) equal in current market value to such swap amounts owed. In connection with swaps entered into on other than a net basis, the fund has adopted procedures to cover the full notional amount of the swap (minus any amounts owed to the fund) by designating as segregated liquid assets equal in current market value to that amount. Under the procedures, the fund designates the segregated assets by appropriate notation on the books of the fund or its custodian. To the extent the fund enters into swap agreements for good faith hedging purposes and the fund's swap obligations are fully covered by an offsetting asset or right of the fund, the obligations will not be subject to the fund's segregated assets procedures. To the extent applicable, funds and their managers believe that swap agreement obligations that are covered, either by an offsetting asset or right or by the fund's segregated assets procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the fund's borrowing restrictions.

The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the manager correctly to predict which types of investments are likely to produce greater returns. If the manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, currency exchange rates or other applicable factors, the investment performance of the fund will be less than its performance would be using other investments.

The risk of loss to the fund for swap transactions on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the fund, the risk of loss to the fund is loss of the entire amount that the fund is entitled to receive. If the fund is obligated to pay the net amount, the fund's risk of loss is that net amount (which depending on market conditions could be substantial). If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be illiquid and, therefore, subject to the fund's limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. The swap markets have grown substantially in recent years, however, with a large number of banks and investment banking firms acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become relatively liquid in comparison with markets for other derivative instruments that are traded in the interbank market. Many swaps entail complex terms and are often valued subjectively.

Swap agreements are not traded on exchanges and are not subject to government regulation like exchange markets. As a result, swap participants are not as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the fund is subject to the risk of the inability or refusal to perform under such agreement by the counterparty. No limitations on daily price movements or speculative position limits apply to swap transactions. Counterparties may, however, limit the size or duration of positions to the fund as a consequence of credit considerations. The fund risks the loss of the accrued but unpaid amount under a swap agreement, which could be substantial, in the event of default by or insolvency or bankruptcy of a swap counterparty. In such an event, the fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the fund's rights as a creditor. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses. The fund's manager will approve a counterparty for a swap agreement of the fund only if the manager deems the counterparty to be creditworthy under the fund's Counterparty Credit Review Standards, adopted and reviewed annually by the board.

Certain Internal Revenue Service positions may limit the fund's ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the fund's ability to benefit from using swap agreements, or could have adverse tax consequences.

INTEREST RATE SWAPS, CAPS AND FLOORS. An interest rate swap is an agreement between two parties to exchange interest rate obligations, one based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, the London Interbank Offered Rate (LIBOR), prime, commercial paper, or other benchmarks). By swapping fixed payments for floating payments, an interest rate swap is a vehicle to hedge interest rate risk. The obligations to make repayment of principal on the underlying securities are not exchanged. Similarly, the right to receive such repayment of principal is not transferred. In addition, interest rate swaps generally do not involve the delivery of securities, other underlying assets or principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.

Interest rate swap transactions generally require the participation of an intermediary, frequently a bank. For example, the first entity, which holds a fixed-rate obligation, transfers the obligation to the intermediary. The first entity is then obligated to pay to the intermediary a floating rate of interest, generally including a fractional percentage as a commission for the intermediary. The intermediary also makes arrangements with the second entity, which holds a floating-rate obligation that substantially mirrors the obligation desired by the first entity. In return for assuming the fixed-rate obligation, the second entity will pay the intermediary all sums that the intermediary pays on behalf of the first entity, plus an arrangement fee and other agreed upon fees. Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. An interest rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.

CURRENCY SWAPS. A currency swap is an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. For example, a currency swap may involve the exchange by the fund with another party of the right to receive a foreign currency (paid from the fund's investment denominated in the foreign currency) for the right to receive U.S. dollars. Currency swaps sometimes involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. In such a situation, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The fund may also enter into currency swaps on a net basis, which means the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the fund receiving or paying, as the case may be, only the net amount of the two payments.

The fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of such counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a nationally recognized statistical rating organization (NRSRO) or are determined to be of equivalent credit quality by the manager.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions could result in losses to the fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations, including swap transaction obligations. These actions could also have an adverse effect on the fund's swap transactions or cause the fund's hedging positions to be rendered useless, resulting in full currency exposure as well as incurring unnecessary transaction costs.

Also, the use of currency transactions could cause the fund losses due to the inability of foreign securities transactions to be completed. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

COMBINED TRANSACTIONS. The fund may enter into multiple transactions, including multiple swaps transactions, multiple futures transactions, multiple options transactions, multiple currency transactions, and any combination of swaps, futures, currency transactions and options as part of a single or combined strategy (a "Combined Transaction") when, in the opinion of the manager, it is in the best interests of the fund to do so. A Combined Transaction will usually contain elements of risk that are present in each on its component transactions.

Although Combined Transactions are normally entered into based on the manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management goal.

EQUITY SECURITIES represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.

FOREIGN SECURITIES Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the fund. These risks can be significantly greater for investments in emerging markets. Investments in depositary receipts also involve some or all of the risks described below. You should consider carefully the substantial risks involved in securities of companies of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There is the possibility of cessation of trading on national exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies generally are not subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. From time to time, trading in a foreign market may be interrupted and the fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the NYSE and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the U.S., are likely to be higher. Settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Furthermore, in some countries the repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval. The fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

The fund's investments in foreign securities may increase the risks with respect to the liquidity of the fund's portfolio. This could inhibit the fund's ability to meet a large number of shareholder redemption requests in the event of economic or political turmoil in a country in which the fund has a substantial portion of its assets invested or deterioration in relations between the U.S. and the foreign country.

CURRENCY. If the fund holds securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of what the fund owns and its share price. In addition, changes in foreign currency exchange rates will affect the fund's income and distributions to shareholders. Some countries in which the fund may invest also may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain currencies may not be internationally traded. To the extent that the managers intend to hedge currency risk, the fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Some countries may adopt policies that would prevent the fund from transferring cash out of the country or withhold portions of interest and dividends at the source.

Certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the fund's portfolio securities are denominated may have a detrimental impact on the fund. Where the exchange rate for a currency declines materially after the fund's income has been accrued and translated into U.S. dollars, the fund may need to redeem portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time the fund incurs expenses in U.S. dollars and the time such expenses are paid, the fund will have to convert a greater amount of the currency into U.S. dollars in order to pay the expenses.

DEVELOPING MARKETS. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many of the countries in which the fund may invest have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. The fund may invest in Eastern European countries.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, the fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the fund's shareholders.

DEPOSITARY RECEIPTS. Many securities of foreign issuers are represented by American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) (collectively, depositary receipts). ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the fund will avoid currency and certain foreign market trading risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on Nasdaq. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. There may be an increased possibility of untimely responses to certain corporate actions of the issuer, such as stock splits and rights offerings, in an unsponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts.

Depositary receipts may reduce some but not eliminate all the risks inherent in investing in the securities of foreign issuers. To the extent that the fund acquires depositary receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the depositary receipt to issue and service such depositary receipts, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.


HEALTH TECHNOLOGY COMPANIES The Franklin Flex Cap Growth Fund and Franklin Capital Growth Fund, underlying funds of the Franklin Templeton Perspectives Allocation Fund and Franklin Templeton Corefolio Allocation Fund, may invest in health technology companies. The value of health technology companies may be affected by a variety of government actions. For example, the activities of some health technology companies may be funded or subsidized by federal and state governments. If government subsidies are discontinued, the profitability of these companies could be adversely affected. Stocks of these companies will be affected by government policies on health technology reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. Health technology companies are also subject to legislative risk, which is the risk of a reform of the health technology system through legislation. Health technology companies may face lawsuits related to product liability issues. Also, many products and services provided by health technology companies are subject to rapid obsolescence. The value of an instrument in an underlying fund may fluctuate significantly over relatively short periods of time.

ILLIQUID SECURITIES The underlying funds have certain limits on their investments in illiquid securities. Generally, an "illiquid security" is any security that cannot be disposed of promptly (e.g., within seven days) and in the ordinary course of business at approximately the amount at which the underlying fund has valued the instrument. Subject to this limitation, the boards of certain underlying funds have authorized investment in certain restricted securities where such investment is consistent with the fund's investment goals and have authorized such securities to be considered liquid to the extent the investment manager determines that there is a liquid institutional or other market for such securities. The fund boards will review periodically any determination by the investment manager to treat a restricted security as liquid, including the investment manager's assessment of current trading activity and the availability of reliable price information. Restricted securities involve certain risks, including the risk that a secondary market may not exist when a holder wants to sell them. In addition, the price and valuation of these securities may reflect a discount because they are perceived as having less liquidity than the same securities that are not restricted. If an underlying fund suddenly has to sell restricted securities, time constraints or lack of interested, qualified buyers may prevent the fund from receiving the value at which the securities are carried on the books of the fund at the time of the sale. Alternatively, the investment manager may sell unrestricted securities it might have retained if the underlying fund had only held unrestricted securities.


RULE 144A SECURITIES. In addition to other privately placed unregistered securities, certain underlying funds may invest in unregistered securities which may be sold under Rule 144A of the 1933 Act (144A securities). 144A securities are restricted, which generally means that a legend has been placed on the share certificates representing the securities which states that the securities were not registered with the SEC when they were initially sold and may not be resold except under certain circumstances. In spite of the legend, certain securities may be sold to other institutional buyers provided that the conditions of Rule 144A are met. In the event that there is an active secondary institutional market for 144A securities, the 144A securities may be treated as liquid. As permitted by the federal securities laws, the board of trustees/directors has adopted procedures in accordance with Rule 144A which govern when specific 144A securities held by the funds may be deemed to be liquid. Due to changing markets or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the SEC for sale.


INVESTMENT COMPANY SECURITIES Some of the underlying funds may invest in other investment companies to the extent permitted by the 1940 Act and exemptions thereto. To the extent that a fund invests in an investment company, there may be duplication of advisory and other fees.

LOANS OF PORTFOLIO SECURITIES To generate additional income, each of the underlying funds may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 10% of the value the total assets of each of Franklin Growth Fund, Franklin Capital Growth Fund, Franklin Flex Cap Growth Fund and Franklin Income Fund, and may not exceed 33 1/3% of the total assets of Mutual Shares Fund (although the fund does intend to exceed 5% presently) and Templeton Growth Fund, measured at the time of the most recent loan. For each loan, the borrower must maintain with the fund's custodian collateral with an initial market value of at least 102% of the market value of the loaned securities (but 100% for Franklin Capital Growth Fund, Franklin Flex Cap Growth Fund and Mutual Shares Fund) and, for Templeton Growth Fund, 105% for loaned securities issued outside the U.S.

Each underlying fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The fund also continues to receive any distributions paid on the loaned securities. The fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. Each underlying fund will loan its securities only to parties who meet creditworthiness standards approved by the fund's board of directors or trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

PRIVATE INVESTMENTS The Franklin Flex Cap Growth Fund, an underlying fund of the Franklin Templeton Perspectives Allocation Fund, may invest in private investments. Consistent with its investment goals and policies, an underlying fund may from time to time make private investments in companies whose securities are not publicly traded, including late stage private placements. These investments typically will take the form of letter stock or convertible preferred stock. Because these securities are not publicly traded, there is no secondary market for the securities. An underlying fund will generally treat these securities as illiquid.

Late stage private placements are sales of securities made in non-public, unregistered transactions shortly before a company expects to go public. An underlying fund may make such investments in order to participate in companies whose initial public offerings are expected to be "hot" issues. There is no public market for shares sold in these private placements and it is possible that initial public offerings will never be completed. Moreover, even after an initial public offering, there may be a limited trading market for the securities or the underlying fund may be subject to contractual limitations on its ability to sell the shares.


REAL ESTATE INVESTMENT TRUSTS (REITS) An underlying fund's equity investments may include investments in shares issued by REITs. A REIT is a pooled investment vehicle which purchases primarily income-producing real estate or real estate related loans or other real estate related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment experience of the underlying real estate related investments.

An underlying fund's investments in real estate-related securities are subject to certain risks related to the real estate industry in general. These risks include, among others: changes in general and local economic conditions; possible declines in the value of real estate; the possible lack of availability of money for loans to purchase real estate; overbuilding in particular areas; prolonged vacancies in rental properties; property taxes; changes in tax laws relating to dividends and laws related to the use of real estate in certain areas; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; the costs associated with damage to real estate resulting from floods, earthquakes or other material disasters not covered by insurance; and limitations on, and variations in, rents and changes in interest rates. The value of securities of companies that service the real estate industry will also be affected by these risks.

In addition, equity REITs are affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs are affected by the quality of the properties to which they have extended credit. Equity and mortgage REITs are dependent upon the REITs management skill. REITs may not be diversified and are subject to the risks of financing projects.


REPURCHASE AGREEMENTS The underlying funds generally will have a portion of their assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the underlying funds may enter into repurchase agreements. Under a repurchase agreement, the fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the fund's ability to sell the underlying securities. The fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

SECURITIES OF REORGANIZING COMPANIES AND COMPANIES SUBJECT TO TENDER OR EXCHANGE OFFERS Certain underlying funds also seek to invest in the securities of Reorganizing Companies, or of companies as to which there exist outstanding tender or exchange offers. The underlying fund may from time to time participate in such tender or exchange offers. A tender offer is an offer by the company itself or by another company or person to purchase a company's securities at a higher (or lower) price than the market value for such securities. An exchange offer is an offer by the company or by another company or person to the holders of the company's securities to exchange those securities for different securities. Although there are no restrictions limiting the extent to which certain underlying funds may invest in Reorganizing Companies, no underlying fund presently anticipates committing more than 50% of its assets to such investments. In addition to typical equity and debt investments, the underlying fund's investments in Reorganizing Companies may include Indebtedness, Participations and Trade Claims, as further described herein.


SHORT SALES In a short sale, the underlying fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the fund must borrow the security to make delivery to the buyer. The fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the fund must pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.


The underlying fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security, and the fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the fund is required to pay in connection with the short sale.

In addition to the short sales discussed above, certain of the underlying funds may also make short sales "against the box." A short sale is "against the box" to the extent that the fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

Until an underlying fund replaces a borrowed stock, the fund will designate liquid assets it owns as segregated assets on the books of the broker and/or its custodian in an amount equal to its obligation to purchase the stock sold short, as required by law. The amount segregated in this manner will be increased or decreased each business day to equal the change in market value of the fund's obligation to purchase the stock sold short. If the lending broker requires a fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the stock sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the fund is required to segregate to cover the short sale obligation. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. The manager and the funds believe that short sale obligations that are covered, either by an offsetting asset or right (acquiring the stock sold short or having an option to purchase the stock sold short at a exercise price that covers the obligation), or by a fund's segregated assets procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to a fund's borrowing restrictions. A fund is also required to repay the lender of the stock any dividends or interest that accrue on the stock during the period of the loan. Depending on the arrangements made with the broker or custodian, a fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

The managers of the underlying funds have adopted short sale procedures to prevent the short sale of a security by the fund where another client of the manager also holds that security. The procedures prohibit the execution of short sales by the fund when there are open buy or sell orders or current long portfolio holdings in the same security or economic equivalent (e.g., a bond convertible into common stock) on the same trading desk on which the manager places trades or in the portfolios of other accounts managed by the manager. In addition, the procedures prohibit the execution of purchases and sales when there are open short sale orders in the same security on the same trading desk on which the manager places trades.

TEMPORARY INVESTMENTS When an underlying fund's manager believes market or economic conditions are unfavorable for investors, the manager of the underlying fund may invest up to 100% of the underlying fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the underlying fund normally invests, or economies of the states or countries where the underlying fund invests.

Temporary defensive investments generally may include short-term U.S. government securities, money market fund shares, high-grade commercial paper, bank obligations, repurchase agreements and other money market instruments. To the extent allowed by exemptions granted under the 1940 Act and the underlying fund's other investment policies and restrictions, the underlying fund's manager also may invest the underlying fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager of the underlying fund also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.


UTILITIES Historically, electric utility companies were required by state regulators to build and maintain generation plants, transmission and distribution lines, and other equipment. State regulators set the rates that the companies could charge customers to pay for these costs, spread over as much as 30 years. As the various states move away from the traditional regulatory model toward greater competitiveness among electric utilities, customers will be able to choose different electricity suppliers.


POLICIES AND PROCEDURES REGARDING THE RELEASE OF PORTFOLIO HOLDINGS The Trust's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

For purposes of this policy, portfolio holdings information does not include aggregate, composite or descriptive information that does not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the applicable U.S. registered fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (3) performance attributions by industry, sector or country; or (4) aggregated risk statistics. Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on the Trust's website. In addition, other information may also be deemed to not be portfolio holdings information if, in the reasonable belief of the Trust's Chief Compliance Officer (or his/her designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Trust.

Consistent with current law, the Trust releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of each Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other portfolio holdings information, such as each Fund's top 10 holdings, may be released monthly on the Fund's website, no sooner than five days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for a Fund, the portfolio manager for the Fund may request that the holding be withheld from the portfolio holdings information if the holding is the subject of ongoing purchase or sale orders/programs, or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate due to liquidity and other market considerations, in each case as determined by the portfolio manager in consultation with the head of Global Investment Adviser Compliance (or his/her designee).

Exceptions to the portfolio holdings release policy will be made only when: (1) the Trust has a legitimate business purpose for releasing portfolio holdings information to selected third parties in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Trust's fiduciary duties. The determination of whether the Trust has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the Trust's Chief Compliance Officer or his/her designee, following a request submitted in writing. The Chief Compliance Officer will report to the board of trustees on exceptions granted to the policy, along with an explanation of the legitimate business purpose that is served as a result of the exception.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators, including rating agencies, fund rating/ranking services and other data providers; service providers to the Trust; shareholders of a fund to whom such fund has determined to process a redemption request in-kind based upon a determination by the Fund's portfolio manager and the Trust's Chief Compliance Officer (or his/her designee) that such redemption in-kind is in the best interests of the redeeming fund and its remaining shareholders; provided, however, that the portfolio holdings information so released in advance of the actual delivery of the redemption proceeds is limited to only that information reasonably necessary to allow the shareholder to prepare for receipt of the in-kind redemption proceeds; municipal securities brokers using the Investor Tools product; and certain entities approved by the Fund's Chief Compliance Officer (or his/her designee) on a case-by-case basis, in limited circumstances, including where the release of such information is required by foreign law or regulation (in these situations, the recipient will be requested to execute a non-disclosure agreement).

The specific entities to whom the Trust may provide portfolio holdings in advance of their release to the general public are:

o Bloomberg, Capital Access, CDA (Thomson Financial), FactSet, Fidelity Advisors, Lipper Inc., Morningstar, Standard & Poor's, Vestek, and Fidelity Management TRUST Company, all of whom may receive portfolio holdings information 15 days after the quarter end


o Service providers to the Trust that receive portfolio holdings information from time to time in advance of general release in the course of performing, or to enable them to perform, services for the Trust, including: CUSTODIAN BANK: Bank of New York; INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
      PricewaterhouseCoopers LLP; OUTSIDE FUND LEGAL COUNSEL:
      Stradley Ronon Stevens & Young, LLP; INDEPENDENT DIRECTORS'/TRUSTEES' COUNSEL: Bleakley, Platt & Schmidt, LLP; PROXY VOTING SERVICES: Glass, Lewis & Co. and RiskMetrics Group; BROKERAGE ANALYTICAL SERVICES:
      Sanford Bernstein, Brown Brothers Harriman, Royal Bank of Canada Capital Markets, JP Morgan Securities Inc.; FINANCIAL PRINTERS: RR Donnelley & Sons Company or GCOM Solutions, Inc.; and CLASS B SHARE FINANCING:
      Lightning Asset Finance Limited.


In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

o The recipient agrees to keep confidential any portfolio holdings information received until such information either is released to the public or the release is otherwise approved by the head of Global Compliance (or his/her designee) or the Trust's Chief Compliance Officer (or his/her designee);
o The recipient agrees not to trade on the non-public information received; and
o The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton Investments.

In no case does the Trust receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

Lightning Asset Finance Limited (Lightning) is the company used to finance advanced commissions for the Trust's Class B shares and is a 49% owned subsidiary of Franklin Resources, Inc. Lightning receives portfolio holdings information on a weekly basis, with no time lag. Lightning may utilize such information to construct a "global hedge" to lessen its exposure to market fluctuations with respect to the fees it receives in connection with the financing of the Trust's Class B shares. The global hedge is not specific to the Trust but rather is constructed with respect to the aggregate portfolio of securities underlying all funds, including funds within Franklin Templeton Investments as well as funds in other investment company complexes for which Lightning provides Class B share financing. The global hedge can be comprised of a number of financial instruments, including futures contracts, swaps, index shares, exchange-traded funds and, in limited circumstances, individual stocks. In its confidentiality agreement with Franklin Templeton Investments, Lightning has agreed to keep confidential any portfolio holdings information it receives from the Trust and also has agreed not to purchase or sell or sell short any individual stocks held by the Trust based on such portfolio holdings information. If other funds for which Lightning provides financing have supplied Lightning with portfolio holdings information, and such holdings include individual stocks that are also included in the list of portfolio holdings supplied by the Trust, it is possible that the global hedge constructed by Lightning may include individual stock transactions based on such other funds' holdings of a particular stock, but not based on the Trust's holdings of that stock. Lightning does not seek to profit from the global hedge, does not invest in Trust shares, and has established precautionary measures so that its personnel may not use the Trust's portfolio information for the purpose of trading in Trust shares or for any other unauthorized trading. Although neither the Trust nor any Franklin Templeton entity receives compensation in connection with the provision of portfolio holdings information to Lightning, because Franklin Resources is an affiliate of Lightning, to the extent that Lightning's global hedge is successful, Franklin Resources may receive an indirect economic benefit from the global hedge and, consequently, from the release of portfolio holdings information.

Several investment managers within Franklin Templeton Investments (F-T Managers) serve as investment managers to offshore funds that are registered or otherwise authorized for sale with foreign regulatory authorities. The release of portfolio holdings information for such offshore funds is excluded from the Trust's portfolio holdings release policy if such information is given to offshore banks, broker-dealers, insurance companies, registered investment managers and other financial institutions (offshore investment managers) with discretionary authority to select offshore funds on behalf of their clients. Because such offshore funds may from time to time invest in securities substantially similar to those of the Trust, there is the risk that such portfolio holdings information may be used to trade inappropriately against the Trust. To mitigate such risks, such information may only be disclosed for portfolio analytic purposes, such as risk analysis/asset allocation, and the offshore investment manager will be required to execute a non-disclosure agreement, whereby such offshore investment manager agrees to maintain such information as confidential, including limiting the dissemination of such information within its organization, and not to trade in any shares of any U.S. registered Franklin or Templeton fund, including the Trust.

In addition, some F-T Managers serve as investment managers to various bank commingled trusts maintained by a Franklin Templeton Investments trust company, to various Canadian institutional pooled funds, to separate accounts, and as sub-advisers to other mutual funds not within the Franklin Templeton Investments fund complex. Such trusts, pooled funds, accounts and other funds (collectively, "other accounts") are not subject to the Trust's portfolio holdings release policy. However, in some instances the portfolio holdings of such other accounts may be similar to and, in certain cases, nearly identical to those of a Franklin Templeton mutual fund, including the Trust. In the case of bank commingled trusts and Canadian institutional pooled funds, to mitigate risks that such portfolio holdings information may be used to trade inappropriately against a mutual fund, the recipient of such portfolio holdings information will be required to execute a non-disclosure agreement similar to the one described above for offshore funds. With respect to the other mutual funds not within the Franklin Templeton Investments fund complex, the sponsors of such funds may disclose the portfolio holdings of such funds at different times than the Trust discloses its portfolio holdings.


The Trust's portfolio holdings release policy and all subsequent amendments have been reviewed and approved by the Trust's board of trustees, and any other material amendments shall also be reviewed and approved by the board. The investment manager's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board of trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment manager's compliance staff also will report to the board of trustees on exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Trust that is served as a result of the exception.



OFFICERS AND TRUSTEES
--------------------------------------------------------------

Franklin Templeton Fund Allocator Series (Trust) has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors each Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
--------------------------
                                        NUMBER
                                          OF
                                        PORTFOLIOS
                                        IN FUND
                                        COMPLEX
 NAME, YEAR                             OVERSEEN      OTHER
OF BIRTH AND                LENGTH OF   BY BOARD  DIRECTORSHIPS
   ADDRESS     POSITION    TIME SERVED   MEMBER*       HELD
------------------------------------------------------------------------------

Harris J.     Trustee     Since 1995    143       Bar-S Foods
Ashton (1932)                                     (meat packing
One Franklin                                      company).
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------
Robert F.     Trustee     Since 2005    122       None
Carlson
(1928)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Retired; and FORMERLY, Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS) (1971-January 2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------
Sam Ginn      Trustee       Since 2007  122       Chevron
(1937)                                            Corporation
One Franklin                                      (global
Parkway                                           energy
San Mateo,                                        company) and
CA 94403-1906                                     ICO Global
                                                  Communications
                                                  (Holdings)
                                                  Limited
                                                  (satellite
                                                  company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).
------------------------------------------------------------------------------
Edith E.      Trustee       Since 1998  143       Hess
Holiday                                           Corporation
(1952)                                            (exploration
One Franklin                                      and refining
Parkway                                           of oil and
San Mateo,                                        gas), H.J.
CA 94403-1906                                     Heinz Company
                                                  (processed
                                                  foods and
                                                  allied
                                                  products),
                                                  RTI
                                                  International
                                                  Metals, Inc.
                                                  (manufacture
                                                  and
                                                  distribution
                                                  of titanium),
                                                  Canadian
                                                  National
                                                  Railway
                                                  (railroad)
                                                  and White
                                                  Mountains
                                                  Insurance
                                                  Group, Ltd.
                                                  (holding
                                                  company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------
Frank W.T.    Trustee       Since 1995  122       Center for
LaHaye (1929)                                     Creative Land
One Franklin                                      Recycling
Parkway                                           (brownfield
San Mateo,                                        redevelopment).
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------
Frank A.      Trustee       Since 2007  143       Hess
Olson (1932)                                      Corporation
One Franklin                                      (exploration
Parkway San                                       and refining
Mateo, CA                                         of oil and
94403-1906                                        gas) and
                                                  Sentient Jet (private jet
                                                  service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
-----------------------------------------------------------------
Larry D.      Trustee       Since 2007  143       None
Thompson
(1945)
One Franklin
Parkway San
Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).
------------------------------------------------------------------------------
John B.       Lead          Trustee     122       None
Wilson (1959) Independent   since 2006
One Franklin  Trustee       and Lead
Parkway                     Independent
San Mateo,                  Trustee
CA 94403-1906               since
                                     January
                                      2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President - Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).
------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
-------------------------------------

                                        NUMBER
                                          OF
                                      PORTFOLIOS
                                        IN FUND
                                        COMPLEX
 NAME, YEAR                             OVERSEEN      OTHER
OF BIRTH AND                LENGTH OF   BY BOARD  DIRECTORSHIPS
   ADDRESS     POSITION    TIME SERVED   MEMBER*       HELD
------------------------------------------------------------------------------
**Charles B.  Trustee and   Since 1995  143             None
Johnson       Chairman of
(1933)        the Board
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------
**Gregory E.  Trustee       Since 2007  94        None
Johnson
(1961)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------
James M.      Chief         Chief       Not       Not Applicable
Davis         Compliance    Compliance  Applicable
(1952)        Officer and   Officer
One Franklin  Vice          since 2004
Parkway       President -   and Vice
San Mateo,    AML           President
CA 94403-1906 Compliance    - AML
                            Compliance
                            since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-----------------------------------------------------------------
Laura F.      Treasurer,    Treasurer   Not       Not Applicable
Fergerson     Chief         since       Applicable
(1962)        Financial     2004,
One Franklin  Officer and   Chief
Parkway       Chief         Financial
San Mateo,    Accounting    Officer
CA 94403-1906 Officer       and Chief
                            Accounting
                            Officer
                            since
                            February
                            2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-----------------------------------------------------------------------------
Jimmy D.      Vice          Since       Not       Not Applicable
Gambill       President     February    Applicable
(1947)                      2008
500 East
Broward Blvd.
Suite 2100
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------
David P.      Vice          Since 2000  Not       Not Applicable
Goss (1947)   President                 Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------
Rupert H.     President     Since 2002  Not       Not Applicable
Johnson, Jr.  and Chief                 Applicable
(1940)        Executive
One Franklin  Officer -
Parkway       Investment
San Mateo,    Management
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------
Karen L.      Vice          Since 2006  Not       Not Applicable
Skidmore      President                 Applicable
(1952)        and Secretary
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------
Craig S.      Vice          Since 2005  Not       Not Applicable
Tyle (1960)   President                 Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
-----------------------------------------------------------------------------
Galen G.      Senior Vice   Since       Not       Not Applicable
Vetter (1951) President     February    Applicable
500 East      and Chief     2008
Broward       Executive
Blvd.         Officer -
Suite 2100    Finance and
Fort          Administration
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
-----------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his positions as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Funds' administrator and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory
E. Johnson.
Note 2: Officer information is current as of the date of this SAI. It is possible that after this date, information about officers may change.

The Trust's independent board members constitute the sole independent board members of 28 investment companies in the Franklin Templeton Investments complex for which each independent board member currently is paid a $232,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at regularly scheduled board meetings, a portion of which is allocated to the Trust. To the extent held, compensation may also be paid for attendance at specially held Board meetings. The Trust's lead independent trustee is paid an annual supplemental retainer of $25,000 for service to such investment companies, a portion of which is allocated to the Trust. Board members who serve on the Audit Committee of the Trust and such other funds receive a flat fee of $3,000 per Committee meeting attended in person and $2,000 per telephonic meeting, a portion of which is allocated to the Trust. John B. Wilson, who serves as chairman of the Audit Committee of the Trust and such other funds receives an additional fee of $40,000 per year, a portion of which is allocated to the Trust. Members of the Committee are not separately compensated for any committee meeting held on the day of a regularly scheduled board meeting. The foregoing fee arrangements went into effect after June 1, 2007, and the following table reflects fees paid prior to such date under arrangements then in effect.

                                                         NUMBER OF
                                                         BOARDS IN
                      TOTAL FEES      TOTAL FEES        FRANKLIN
                       RECEIVED      RECEIVED FROM      TEMPLETON
                       FROM THE        FRANKLIN      INVESTMENTS ON
        NAME         TRUST(1) ($)      TEMPLETON       WHICH EACH
                                    INVESTMENTS(2)      SERVES(3)
                                          ($)
---------------------------------------------------------------------
Harris J. Ashton         7,388          426,918            42
Robert F. Carlson        8,828          264,576            28
Sam Ginn                 7,181          217,873            28
Edith E. Holiday         8,241          469,566            42
Frank W.T. LaHaye        8,453          291,028            28
Frank A. Olson           7,181          462,349            42
Larry D. Thompson        7,181          386,461            42
John B. Wilson          11,927          294,848            28

1. For the fiscal year ended December 31, 2007.
2. For the calendar year ended December 31, 2007.
3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

Independent board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through the adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund (excluding committee fees) in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual retainer and regular board meeting fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.


The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2007.

INDEPENDENT BOARD MEMBERS
--------------------------------------------------------------------
                                                    AGGREGATE DOLLAR
                                                    RANGE OF EQUITY
                                                     SECURITIES IN
                                                       ALL FUNDS
                                                     OVERSEEN BY THE
                                                     BOARD MEMBER IN
                          DOLLAR RANGE OF EQUITY     THE FRANKLIN
NAME OF BOARD MEMBER     SECURITIES IN THE FUNDS    TEMPLETON FUND
                                                      COMPLEX
--------------------------------------------------------------------
Harris J. Ashton                   None           Over $100,000
--------------------------------------------------------------------
Robert F. Carlson                  None           Over $100,000
--------------------------------------------------------------------
Sam Ginn                           None           Over $100,000
--------------------------------------------------------------------
Edith E. Holiday                   None           Over $100,000
--------------------------------------------------------------------
Frank W.T. LaHaye                  None           Over $100,000
--------------------------------------------------------------------
Frank A. Olson                     None           Over $100,000
--------------------------------------------------------------------
Larry D. Thompson             Founding Funds      Over $100,000
                             Allocation Fund
                              Over $100,000
--------------------------------------------------------------------
John B. Wilson                Founding Funds      Over $100,000
                             Allocation Fund
                            $50,001 - $100,000
--------------------------------------------------------------------

INTERESTED BOARD MEMBERS
--------------------------------------------------------------------
                                                    AGGREGATE DOLLAR
                                                    RANGE OF EQUITY
                                                    SECURITIES IN ALL
                                                    FUNDS OVERSEEN BY
                                                    THE BOARD MEMBER
                                                     IN THE FRANKLIN
                         DOLLAR RANGE OF EQUITY     TEMPLETON FUND
NAME OF BOARD MEMBER     SECURITIES IN THE FUNDS       COMPLEX
--------------------------------------------------------------------
Charles B. Johnson                None           Over $100,000
--------------------------------------------------------------------
Gregory E. Johnson                None           Over $100,000
--------------------------------------------------------------------

BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following independent trustees of the Trust:
Robert F. Carlson, Edith E. Holiday, Frank W.T. LaHaye and John B. Wilson.
The Nominating Committee is comprised of the following independent trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W.T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson.


The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board member by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.


When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by "Qualifying Fund Shareholders" (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at P.O. Box 997151, Sacramento, CA 95899-7151 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation;
(b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.


The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.


During the fiscal year ended December 31, 2007, the Audit Committee met five times; the Nominating Committee met two times.


PROXY VOTING POLICIES AND PROCEDURES
--------------------------------------------------------------

The board of trustees of the Trust on behalf of the Funds has adopted the Proxy Voting Policies and Procedures of Franklin Advisers, Inc. (Advisers), and has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon Advisers' instructions and/or policies.

In the event that an underlying fund submits a matter to a vote of its shareholders, abstentions on and votes for and against such matters on behalf of a Fund will be cast in the same proportion as the votes of the other shareholders in the underlying fund.


To assist it in analyzing proxies, Advisers subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, Advisers subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Advisers does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of Advisers' ultimate decision. Advisers votes proxies solely in the interests of each Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, Advisers and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of Advisers' clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with a recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of trustees or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items Advisers wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of Advisers rather than sending the proxy directly to the Funds for approval.

To avoid certain potential conflicts of interest, Advisers will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on Sections 12(d)(1) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that Advisers will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares.


The recommendation of management on any issue is a factor which Advisers considers in determining how proxies should be voted, but is not determinative of Advisers' ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Advisers will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

ADVISERS' PROXY VOTING POLICIES AND PRINCIPLES Advisers has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and Advisers cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. Advisers supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Advisers will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Advisers may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Advisers will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, Advisers will closely scrutinize the role and performance of auditors. On a case-by-case basis, Advisers will examine proposals relating to non-audit relationships and non-audit fees. Advisers will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.


MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. Advisers believes that executive compensation should be directly linked to the performance of the company. Advisers evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. Advisers will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Advisers will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.


Severance compensation arrangements will be reviewed on a case-by-case basis, although Advisers will generally oppose "golden parachutes" that are considered to be excessive. Advisers will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. Advisers will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. Advisers generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, Advisers may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. Advisers generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. Advisers will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. Advisers generally opposes any supermajority voting requirements as well as the payment of "greenmail." Advisers generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. Advisers will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. Advisers will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Advisers will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. Advisers will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. Advisers will generally give management discretion with regard to social, environmental and ethical issues, although Advisers may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, Advisers must be more flexible in these instances and must be mindful of the varied market practices of each region.

Advisers will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which Advisers cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, Advisers may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, Advisers may abstain from voting under certain circumstances or vote against items such as "Other Business" when Advisers is not given adequate information from the company.


Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of each Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.


ASSET ALLOCATION AND OTHER SERVICES
--------------------------------------------------------------

ASSET ALLOCATION Franklin Templeton Services LLC (FT Services) monitors the percentage of each Fund's assets allocated to the underlying funds and rebalances each Fund's portfolio whenever the percentage of assets allocated to one or more underlying funds is below or above 3% of the applicable fixed percentage.

Each Fund and its principal underwriter have adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a Fund or that are currently held by a Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of a Fund and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).


PORTFOLIO MANAGER This section reflects information about the portfolio manager as of December 31, 2007. Tony Coffey is the portfolio manager who oversees the rebalancing process on behalf of FT Services.


The following table shows the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category:


--------------------------------------------------------------------
NAME     NUMBER     ASSETS     NUMBER OF  ASSETS     NUMBER   ASSETS
         OF OTHER   OF OTHER   OTHER      OF OTHER    OF       OF
         REGISTERED REGISTERED POOLED     POOLED     OTHER    OTHER
         INVESTMENT INVESTMENT INVESTMENT INVESTMENT ACCOUNTS ACCOUNTS
         COMPANIES  COMPANIES  VEHICLES   VEHICLES   MANAGED   MANAGED
         MANAGED(1) MANAGED    MANAGED(2) MANAGED              (X $1
                    (X $1                 (X $1               MILLION)
                    MILLION)(1)           MILLION)(2)
--------------------------------------------------------------------
T.           10      2,307.1      15      1,458.1     0       N/A
Anthony
Coffey
--------------------------------------------------------------------


1. These figures represent registered investment companies other than the Funds that are included in this SAI.
2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual manager listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Funds may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.


CONFLICTS. The management of multiple funds, including the Funds, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. Advisers seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of a Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. Since the Funds invest in other Franklin Templeton funds, they generally are not competing with other funds and accounts for investment opportunities. However, the portfolio manager may execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by an underlying fund, thus indirectly impacting the Funds. However, securities selected for funds or accounts other than the underlying fund may outperform the securities selected for an underlying fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, an underlying fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. Advisers seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

Advisers does not receive a fee for the allocation services it offers to the Funds. However, the structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and Advisers have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

Advisers and the Funds have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. Advisers seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:


     BASE SALARY Each portfolio manager is paid a base salary.


      ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of Advisers and/or other officers of Advisers, with responsibility for the Funds, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:


      o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.


      o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to Advisers' business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.


      o RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.


      ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.


Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.


OWNERSHIP OF FUND SHARES. Advisers has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of December 31, 2007 (such amounts may change from time to time):



      ----------------------------------------------------------
            FUND           PORTFOLIO      DOLLAR RANGE OF FUND
                            MANAGER       SHARES BENEFICIALLY
                                                OWNED
      ----------------------------------------------------------
       Founding Funds         T. Anthony          None
       Allocation Fund        Coffey
      ----------------------------------------------------------
       Corefolio              T. Anthony          None
       Allocation Fund        Coffey
      ----------------------------------------------------------
       Perspectives           T. Anthony          None
       Allocation Fund        Coffey
      ----------------------------------------------------------


ADMINISTRATOR AND SERVICES PROVIDED In addition to monitoring the rebalancing process, FT Services has an agreement with each Fund to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's principal underwriter.


The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES Each Fund pays FT Services a monthly fee equal to an annual rate of 0.10% of the Fund's average daily net assets.


For the last three fiscal years ended December 31, the Funds paid FT Services the following administration fees:

                           ADMINISTRATION FEES PAID ($)
-----------------------------------------------------------
                            2007       2006        2005
-----------------------------------------------------------
Corefolio Allocation             0           0     56,567
Fund(1)
Founding Funds           7,103,399   2,261,664  3,086,411
Allocation Fund(2)
Perspectives Allocation          0           0          0
Fund(3)

1. For the fiscal years ended December 31, 2007, 2006 and 2005, administration fees, before any advance waiver, totaled $756,867, $629,576 and $483,810, respectively. Under an agreement by FT Services to limit its fees, the Corefolio Allocation Fund paid the administration fees shown.
2. For the fiscal years ended December 31, 2007, 2006 and 2005, administration fees, before any advance waiver, totaled $14,954,069, $8,919,710 and $4,992,471, respectively. Under an agreement by FT Services to waive its fees, the Founding Funds Allocation Fund paid the administration fees shown.
3. For the fiscal years ended December 31, 2007, 2006 and 2005, administration fees, before any advance waiver totaled $297,015, $206,903 and $79,291, respectively. Under an agreement by FT Services to waive its fees, the Perspectives Allocation Fund paid no administration fees.

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is each Fund's shareholder servicing agent and acts as each Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-7151.


Investor Services receives a fee for servicing Fund shareholder accounts. Each Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.


Investor Services may also pay servicing fees, that will be reimbursed by each Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an IRS-recognized tax-deferred savings plan (including Employer Sponsored Retirement Plans and Section 529 Plans) for which the institution, or its affiliate, provides participant level recordkeeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Funds, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Funds for services provided in support of Beneficial Owners and NSCC networking system accounts.


CUSTODIAN Investor Services, as the transfer agent for the underlying funds, effectively acts as the Funds' custodian and holds the Funds' shares of the underlying funds on its books. Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Funds' cash, pending investment in shares of the underlying funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, is the Trust's independent registered public accounting firm. The Independent Registered Public Accounting Firm audits the financial statements included in the Trust's Annual Report to Shareholders.

PORTFOLIO TRANSACTIONS
--------------------------------------------------------------

Orders for the purchase and sale of shares of the underlying Franklin Templeton funds will be placed directly with Franklin Templeton Distributors, Inc. (Distributors), which also acts as principal underwriter for shares of the underlying Franklin Templeton funds. The Funds will not incur any commissions or sales charges with respect to investments in underlying Franklin Templeton funds.

The following discussion addresses circumstances where the underlying funds purchase securities or engage in certain investment strategies.


The underlying funds' manager selects brokers and dealers to execute the funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the trading department of the underlying Franklin Templeton funds' managers seek to obtain "best execution" -- the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the fund and its other clients. For most transactions in equity securities, the amount of commissions paid is negotiated between the underlying funds' manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The manager may also place orders to buy and sell equity securities on a principal rather than agency basis if the underlying funds' manager believes that trading on a principal basis will provide best execution. Orders for fixed income securities are ordinarily placed with market makers on a net basis, without brokerage commissions. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price.


The underlying funds' manager may cause the funds to pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the underlying funds' manager's overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the underlying funds' manager may use soft dollars to acquire both proprietary and third party research.

The research services that brokers may provide to the underlying funds' manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the underlying funds' manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the funds. They must, however, be of value to the underlying funds' manager in carrying out its overall responsibilities to its clients.

It is not possible to place an accurate dollar value on the special execution or on the research services the underlying funds' manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the underlying funds' manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the underlying funds manager's research activities in providing investment advice to the fund.

As long as it is lawful and appropriate to do so, the underlying funds' manager and its affiliates may use this research and data in their investment advisory capacities with other clients.


Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the Financial Industry Regulatory Authority, it may sometimes receive certain fees when the underlying funds tender portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the underlying funds, any portfolio securities tendered by the underlying funds will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the underlying funds' manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.


If purchases or sales of securities of the underlying funds and one or more other investment companies or clients supervised by the underlying funds' manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the underlying funds' manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the underlying funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the underlying funds.


For the last three fiscal years ended December 31, the Funds did not pay any brokerage commissions.

As of December 31, 2007, the Funds did not own securities of their regular broker-dealers.


DISTRIBUTIONS AND TAXES
--------------------------------------------------------------

THE FOLLOWING RULES APPLY TO THE FUNDS AND THEIR SHAREHOLDERS. WHERE NOTED, THE TAX CHARACTERISTICS OF THE UNDERLYING FUNDS ARE ALSO DISCUSSED AS THESE CHARACTERISTICS MAY BE PASSED THROUGH TO THE FUNDS AND THEIR SHAREHOLDERS.

MULTICLASS DISTRIBUTIONS Each Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.


DISTRIBUTIONS OF NET INVESTMENT INCOME Each underlying fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the underlying fund, constitutes the fund's net investment income from which dividends may be paid to your Fund, and, in turn, to you. If you are a taxable investor, any income dividends (other than qualified dividends) a Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.


DISTRIBUTIONS OF CAPITAL GAINS An underlying fund may realize capital gains and losses on the sale of its portfolio securities. It may distribute any net capital gains to your Fund, and your Fund may, in turn, distribute to you any net capital gains that it receives.


Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (0% for individuals in the 10% and 15% federal income tax brackets for gains realized in 2008 through 2010). These reduced rates of taxation of capital gain dividends and net long-term capital gains are now scheduled to sunset on December 31, 2010, unless extended or made permanent before that date.

RETURNS OF CAPITAL If a Fund's distributions exceed its taxable income and realized capital gains for a taxable year, all or a portion of the distributions made in that taxable year may be characterized as a return of capital to you. A return of capital distribution will generally not be taxable, but will reduce the cost basis that you have in your Fund shares and will result in a higher capital gain or in a lower capital loss when you sell your shares. Any return of capital in excess of the basis in your Fund shares, however, will be taxable as a capital gain.


INVESTMENTS IN FOREIGN SECURITIES The next five paragraphs describe tax considerations that are applicable to an underlying fund's investments in foreign securities, and, in turn, to the pass through of the tax characteristics of these investments to your Fund and to you.

EFFECT OF FOREIGN WITHHOLDING TAXES. An underlying fund may be subject to foreign withholding taxes on income from certain investments in foreign securities. This, in turn, could reduce the fund's income dividends paid to your Fund, and, in turn, to you.


EFFECT OF FOREIGN DEBT INVESTMENTS ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by an underlying fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to your Fund as ordinary income, and any losses reduce the underlying fund's ordinary income otherwise available for distribution to your Fund. THIS TREATMENT COULD INCREASE OR DECREASE THE UNDERLYING FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOUR FUND, AND, IN TURN, TO YOU, AND MAY CAUSE SOME OR ALL OF EITHER THE UNDERLYING FUND'S OR YOUR FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL.

PFIC SECURITIES. An underlying fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each underlying fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the underlying fund is required to distribute to your Fund, even though it has not sold the securities. If an underlying fund is unable to identify an investment as a PFIC security and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the sale of the PFIC shares even if such income is distributed to you as a taxable dividend. Additional charges in the nature of interest may be imposed on the Fund on any deferred taxes arising from such income or gains.

You should also be aware that an underlying fund's designation of a foreign security as a PFIC security will cause the income dividends of any designated securities to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will NOT qualify for the reduced rate of taxation on qualified dividends when distributed to your Fund by the underlying fund, and, in turn, to you by your Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, a Fund may designate and distribute to you, as an ordinary income, qualified dividend
(if a U.S. investor), or capital gain dividend (a distribution of net long-term capital gains), a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). Each has qualified as a regulated investment company for its most recent fiscal year, and each intends to continue to qualify during the current fiscal year. As a regulated investment company, each Fund generally pays no federal income tax on the income and gains it distributes to you. The board of trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS

REQUIRED DISTRIBUTIONS. To avoid federal excise taxes, the Code requires each Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the 12-month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.


Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.


TAX REPORTING FOR INCOME AND EXCISE TAX YEARS. Because the periods for measuring a regulated investment company's income are different for income (determined on a fiscal year basis) and excise tax years (determined as noted above), special rules are required to calculate the amount of income earned in each period, and the amount of earnings and profits needed to support that income. For example, if a Fund uses the excise tax period ending on October 31 as the measuring period for calculating and paying out capital gain net income and realizes a net capital loss between November 1 and the end of the Fund's fiscal year, it will likely have insufficient earnings and profits for its taxable year to support its required excise tax distribution. Accordingly, the Fund is permitted to elect to treat its realized capital loss (its "post-October loss") as occurring on the first day of its next fiscal year. Because these rules are not entirely clear, a Fund may be required to interpret the post-October loss and other rules relating to these different year-ends to determine its taxable income and capital gains. The Fund's reporting of income and its allocation between different taxable and excise tax years may be challenged by the Internal Revenue Service (IRS), possibly resulting in adjustments in the income reported by the Fund on its tax returns and/or by the Fund to you on your year-end tax statements.


SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

DEFERRAL OF BASIS. (CLASS A ONLY) In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
o You sell some or all of your original shares within 90 days of their purchase, and
o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.


TAX CERTIFICATION AND BACKUP WITHHOLDING Tax laws require that you certify your tax information when you become an investor in a Fund. For U.S. residents and resident aliens, this certification is made on IRS Form W-9. Under these laws, each Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o  provide your correct Social Security or taxpayer identification number,
o  certify that this number is correct,
o certify that you are not subject to backup withholding, and
o  certify that you are a U.S. person (including a U.S. resident alien).

Each Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Non-U.S. investors have special U.S. tax certification requirements. See the section below entitled "Tax certification and backup withholding as applied to non-U.S. investors."

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDENDS For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividend income eligible for taxation at the 15% long-term capital gain rate (0% for individuals in the 10% and 15% federal rate brackets on qualified dividends earned by the Fund during 2008 through 2010).

Dividends earned on the following income sources will qualify for this treatment:
o  dividends paid by DOMESTIC corporations, and
o  dividends paid by qualified FOREIGN corporations, including:
-  corporations incorporated in a possession of the U.S.,
- corporations eligible for benefits of a comprehensive income tax treaty with the United States that the Treasury Department determines is satisfactory (including an exchange of information program), and
- corporations whose stock is readily tradable on an established securities market in the United States.

Dividends from an underlying fund's investment in corporations exempt from tax, passive foreign investment companies (PFICs), unqualified foreign corporations, and dividends paid from interest earned by an underlying fund on debt securities generally will not qualify for this favorable tax treatment. An underlying fund may have a principal investment goal to earn a high level of income on fixed income securities, or it may currently have a substantial percentage of its investment assets in debt securities. If this is the case, it is anticipated that the percentage of qualified dividend income paid by the underlying fund to your Fund, and, in turn, to you will be quite small.

The underlying funds, your Fund and you must each meet certain holding period requirements to qualify your Fund dividends for this treatment. Specifically, the underlying funds must hold their equity stock investments and your Fund must hold its investment in the securities of the underlying fund for at least 61 days during the 121-day period beginning 60 days before each security becomes ex-dividend. Similarly, you must hold your investment in your Fund shares for at least 61 days during the 121-day period beginning 60 days before your Fund's shares go ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.


While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, each underlying fund, and your Fund, in turn, will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of either an underlying fund's or your Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.



SUNSETTING OF PROVISIONS. The special provisions dealing with qualified dividend income, and the reduced rate of taxation of long-term capital gains that were adopted as part of the 2003 Tax Act and that have been recently extended by the 2005 Tax Increase Prevention and Reconciliation Act (2005 Tax Act) are scheduled to sunset on December 31, 2010, unless extended or made permanent before that date. If the 2003 Tax Act changes as extended in 2005 do sunset in 2010, the rules on taxation of CAPITAL GAINS that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2011 and later years.


DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. To the extent that each underlying fund designates its dividends as qualifying for this deduction, and your Fund designates its dividends as qualifying, you may be allowed to deduct these dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

INVESTMENT IN COMPLEX SECURITIES The underlying funds may invest in complex securities that could require each underlying fund to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments, and the amount, timing and/or tax character of income and gains it distributes to your Fund, and your Fund distributes to you.


These rules could have the following effects:

o They could determine whether gains or losses recognized by the underlying funds are treated as ordinary income or capital gain.

o They could accelerate the recognition of income to the underlying fund (possibly causing the fund to sell securities to raise cash for necessary distributions), and

o  They could defer the underlying funds' ability to recognize losses.

THESE RULES COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY AN UNDERLYING FUND AND DISTRIBUTED TO YOUR FUND, AND, IN TURN, TO YOU.

A detailed discussion of the tax rules that apply to any underlying fund's potential or actual investment in complex securities are discussed in the Statement of Additional Information for each underlying fund.


EXCESS INCLUSION INCOME OF CERTAIN TAX-EXEMPT SHAREHOLDERS FROM AN INVESTMENT BY AN UNDERLYING FUND, AND INDIRECTLY BY A FUND, IN REITS AND REMIC RESIDUAL INTERESTS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements (401(k)s) and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (UBTI). Under current law, an underlying fund serves to block UBTI from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if: (i) an underlying fund invests in a residual interest in a real estate mortgage investment conduit (REMIC) or in a Real Estate Investment Trust (REIT) that holds a REMIC residual interest (income that is attributable to these residual interests is referred to in the Code as an "excess inclusion income") and that excess inclusion income is passed through to your Fund, or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code
Section 514(b). In addition, if a REIT, that issues debt securities with more than one maturity, owns a "taxable mortgage pool" within the meaning of Code
Section 7701(i) as a portion of the REIT's assets, or as a REIT subsidiary, then a portion of the REIT's income may be treated as if it were an excess inclusion from a REMIC. This income generally is required to be allocated by an underlying fund to your Fund, and, in turn, to you in proportion to the dividends paid to your Fund and to you with the same tax consequences as if you received the excess inclusion income directly. If you are a tax-exempt shareholder, this excess inclusion income may have a tax consequence to you.

Tax-exempt shareholders should talk to their tax advisors about the implications of these rules on their separate tax situations.

NON-U.S. INVESTORS Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of appropriate forms to certify their foreign status and to claim any applicable treaty benefits to which they are entitled.

IN GENERAL. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund, subject to an exemption for dividends designated as capital gain dividends as described below. Other exemptions from withholding for short-term capital gain dividends and interest-related dividends previously available have generally expired except as described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

CAPITAL GAIN DISTRIBUTIONS. Dividends designated by a Fund as a distribution from long-term capital gains (a capital gain dividend or distribution) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

SHORT-TERM CAPITAL GAIN DIVIDENDS. Net short-term capital gains earned by an underlying fund on or before December 31, 2007 (if it is a calendar year fund) or in 2008 (if it is a fiscal year fund) and distributed to your Fund, and, in turn, to you are not subject to U.S. nonresident alien withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Capital gain distributions and short-term capital gain dividends will be subject to withholding if these capital gains are realized on the disposition of a U.S. real property interest. See the discussion below under "Investments in U.S. real property."

INTEREST-RELATED DIVIDENDS. Interest-related dividends designated and paid from qualified net interest income earned by an underlying fund on or before December 31, 2007 (if it is a calendar year fund) or in 2008 (if it is a fiscal year fund) and distributed to your Fund, and, in turn, to you, are not subject to U.S. withholding tax. Each underlying fund's qualified net interest income equals the fund's qualified interest income less allocable expenses. "Qualified interest income" includes, in general, the sum of a fund's U.S. source: i) bank deposit interest, ii) short-term original discount, iii) interest (including original issue discount, market discount and acquisition discount) on an obligation in registered form (unless it is earned on an obligation issued by a corporation or partnership in which an underlying fund is a 10% shareholder or partner), and iv) any interest-related dividend passed through from another regulated investment company. Interest-related dividends and net short-term capital gains will be passed through from each underlying fund to your Fund, and, in turn, will be distributed by your Fund to you.

On any payment date, the amount of an income dividend that is designated by a Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund's qualified interest income for its entire calendar year, which can only be determined with exactness at the calendar year end. As a consequence, a Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

LIMITATIONS ON TAX REPORTING FOR INTEREST-RELATED DIVIDENDS AND SHORT-TERM CAPITAL GAIN DIVIDENDS FOR NON-U.S. INVESTORS. It may not be practical in every case for a Fund to designate, and each Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, a Fund's designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. When a Fund has designated interest-related or short-term capital gain dividends, this information will be available by calling Institutional Services at 1-800/321-8563 or through a Customer Service Representative at Franklin Templeton Investments at 1-800/DIAL BEN.

OTHER INCOME DIVIDENDS AND EFFECTIVELY CONNECTED INCOME. Income dividends paid by a Fund to non-U.S. investors on the income earned on the portfolio investments of its underlying funds in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax at a 30% or lower treaty rate. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

U.S. ESTATE TAX. An individual who is a non-U.S. investor will still be subject to U.S. federal estate tax on the value of Fund shares that they own at the time of death, unless an exemption applies due to a treaty between their country and the U.S. Even if a treaty exemption is available, a decedent's estate may nevertheless be required to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) on which a U.S. federal tax lien has been released, and is required before a Fund can release a nonresident alien decedent's investment in the Fund to his or her estate. For estates with U.S. situs assets of not more than $60,000 (there exists a statutory estate tax credit for this amount of property), a Fund may accept, in lieu of a federal transfer certificate, an affidavit from the executor of the estate or other authorized individual evidencing that the U.S. situs assets are at or below this threshold amount. Transfers by gift of shares of a Fund by a non-U.S. investor who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. investor entitled to claim the benefits of a treaty between their country and the U.S. may be different from the consequences described above. Non-U.S. investors should consult with their own tax advisers on their estate tax consequences from an investment in a Fund.

TAX CERTIFICATION AND BACKUP WITHHOLDING AS APPLIED TO NON-U.S. INVESTORS. Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding (at a rate of 28%), and if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor's country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise a Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.

SUNSETTING OF PROVISIONS. The provisions dealing with interest-related dividends and short-term capital gain dividends that are discussed above sunset FOR EACH UNDERLYING FUND WITH THE END ITS FISCAL YEAR ON DECEMBER 31, 2007 (IF IT IS A CALENDAR YEAR FUND) OR IN 2008 (IF IT IS A FISCAL YEAR FUND). For each underlying fund, qualified interest income and net short-term capital gains realized by the underlying fund on or before this date, designated as such by the fund, and paid to a Fund in 2008 will continue to qualify as interest-related or short-term capital gain dividends. Dividends paid by your Fund out of these underlying fund dividends will continue to be exempt from nonresident withholding when paid to you. It is possible that the U.S. Congress will act and the President will sign in 2008 or early 2009 new legislation providing for an extension of these provisions into 2008 and subsequent years that will provide for an extension of these exemptions from withholding. However, until or unless this legislation is enacted, distributions of interest income and net short-term capital gains earned by an underlying fund after the end of calendar year 2007 (if it is a calendar year fund) or the end of its fiscal year ending in 2008 (if it is a fiscal year fund) will no longer be qualified dividends and will again be subject to nonresident alien withholding when distributed by your Fund to you. See your personal tax advisor for more information about these provisions.

INVESTMENTS IN U.S. REAL PROPERTY. Each underlying fund may invest in equity securities of corporations that invest in U.S. real property, including REITs. The sale of a U.S. real property interest (USRPI) by a REIT, or by a U.S. real property holding corporation in which an underlying fund invests, may trigger special tax consequences to the Fund's non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC) received from a REIT if all of the following requirements are met:

o The RIC is classified as a qualified investment entity. A RIC is classified as a "qualified investment entity" with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a REIT if, in general, more than 50% of the RIC's assets consists of interests in REITs and U.S. real property holding corporations, and

o You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.

If these conditions are met, such fund distributions to your Fund are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35% when distributed to you, and requiring that you file a nonresident U.S. income tax return. Even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends rather than as a capital gain dividend (a distribution of long-term capital gains) or a short-term capital gain dividend subject to withholding at the 30% or lower treaty withholding rate.

Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests (through its investment in the underlying funds), none expects that either gain on the sale or redemption of Fund shares or Fund dividends and distributions should be subject to FIRPTA reporting and tax withholding.

U.S. TREASURY CIRCULAR 230 NOTICE This discussion of "Distributions and Taxes" is not intended or written to be used, and cannot be used, by you for the purpose of avoiding any penalties that may be imposed by the Internal Revenue Service. It is not written as tax advice, and does not purport to deal with all of the federal, state or foreign tax consequences that may be applicable to your investment in a Fund. You should consult your personal tax advisor for advice on these consequences.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
--------------------------------------------------------------

The Funds are diversified series of Franklin Templeton Fund Allocator Series (the Trust), an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware statutory trust (a form of entity formerly known as a business trust) on October 2, 1995, and is registered with the SEC.


The Corefolio Allocation Fund and Founding Funds Allocation Fund currently offer five classes of shares, Class A, Class B, Class C, Class R and Advisor Class. The Perspectives Allocation Fund currently offers four classes of shares, Class A, Class C, Class R and Advisor Class. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. The Funds may offer additional classes of shares in the future. The full title of each class is:

o  Franklin Templeton Founding Funds Allocation Fund - Class A
o  Franklin Templeton Founding Funds Allocation Fund - Class B
o  Franklin Templeton Founding Funds Allocation Fund - Class C
o  Franklin Templeton Founding Funds Allocation Fund - Class R
o  Franklin Templeton Founding Funds Allocation Fund - Advisor Class

o  Franklin Templeton Corefolio Allocation Fund - Class A
o  Franklin Templeton Corefolio Allocation Fund - Class B
o  Franklin Templeton Corefolio Allocation Fund - Class C
o  Franklin Templeton Corefolio Allocation Fund - Class R
o  Franklin Templeton Corefolio Allocation Fund - Advisor Class

o  Franklin Templeton Perspectives Allocation Fund - Class A
o  Franklin Templeton Perspectives Allocation Fund - Class C
o  Franklin Templeton Perspectives Allocation Fund - Class R
o  Franklin Templeton Perspectives Allocation Fund - Advisor Class

Shares of each class represent proportionate interests in each Fund's assets. On matters that affect each Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.


The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval.

As of April 1, 2008, the principal shareholders of the Funds, beneficial or of record, were:

NAME AND ADDRESS                    SHARE CLASS     PERCENTAGE (%)
--------------------------------------------------------------------
PERSPECTIVES ALLOCATION FUND
Franklin Templeton Bank and              R               7.90
Trust for the Rollover IRA of
Lon Wilson
1020 Grand Concourse
Bronx, NY  10451-2615

Franklin Templeton Bank and              R               9.54
Trust for the Rollover IRA of
Errol V. Marshall
1 Feling Place
Palm Coast, FL  32137-3009

Donald Downey and Jamie                  R              10.66
Daugherty TRSTE Stones River
Hospital 401(k) Plan
324 Doolittle Road
Woodbury, TN  37190-1139

D. Scott Kimbro TRSTE Kimbro Oil         R               7.70
Company
2200 Clifton Ave.
Nashville, TN  37203-1914

Jeffrey D. Eggleston, Judith K.          R              10.14
Todd and Gail Bilbrey TRSTE
Pacesetters Inc. 401(k) Plan
2511 Highway 111 N
Cookeville, TN  38506-8683

Franklin Templeton Bank & Trust          R               5.67
Cust. for the ERISA 403B of United
States Hang Gliding Assoc. Inc.
FBO Jayne Depanfilis
2273 Downing Street
Oklahoma City, OK  73120-4934

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


As of April 1, 2008, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund and class. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES
--------------------------------------------------------------

The Funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with a Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of a Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of a Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INVESTMENT BY ASSET ALLOCATORS Each Fund permits investment in the Fund by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in a Fund. As a result of adjustments in such asset allocation decisions, the Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. Each Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, the Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Fund's administrator or transfer agent, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither the Fund, nor its administrator nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.

INITIAL SALES CHARGES The maximum initial sales charge is 5.75% for Class A. There is no initial sales charge for Class C, Class R and Advisor Class.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the LOI section of your account application. An LOI is a commitment by you to invest a specified dollar amount during a 13-month period. The amount you agree to invest determines the sales charge you pay. By completing the LOI section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve approximately 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with a Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. If you file your LOI with a Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.


Your holdings in Franklin Templeton funds acquired before you filed your LOI will be counted towards the completion of the LOI.


If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct.


If the amount of your total purchases is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.


For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 90 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from the sale of Class A shares of any of the Franklin Templeton Investment Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Franklin Templeton Investment Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 90 days from the date they are redeemed from the money fund.

WAIVERS FOR CERTAIN INVESTORS. The following investors or investments may qualify to buy Class A shares without an initial sales charge or CDSC due to anticipated economies in sales efforts and expenses, including:

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you.

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer


o Current and former officers, trustees, directors, full-time employees (and, in each case, their family members) of both Franklin Templeton Investments and Franklin Templeton funds, consistent with our then-current policies


o Current partners of law firms that currently provide legal counsel to the funds, Resources or its affiliates

o  Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.:
   (1) under an advisory agreement (including sub-advisory agreements); and/or
   (2) as Trustee of an inter vivos or testamentary trust

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code, as amended

o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below


o Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets

o Shares acquired by a financial intermediary that the intermediary holds, directly or indirectly, on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with any broker-dealer, trust company or registered investment advisor (RIA), whether or not affiliated with the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares


RETIREMENT PLANS. Class A shares at NAV are available for: o Employer Sponsored Retirement Plans with assets of $1 million or more; or

o Investors who open an IRA with proceeds rolled over directly from an Employer Sponsored Retirement Plan (the Plan) if the IRA is a "Common Platform IRA." An IRA is a Common Platform IRA if (i) the IRA custodian or recordkeeper, or one of its affiliates, is the recordkeeper for the Plan at the time the IRA is opened; and (ii) current agreements with the Fund, or its agent, make Franklin Templeton fund shares available to both the Plan and the IRA investor; or


o Investors who open an IRA as a spousal rollover or a QDRO if opened with proceeds from a "Former DCS Plan" and/or a plan for which FTB&T is trustee; or

o Investors who open a Franklin Templeton IRA prior to November 1, 2012 with proceeds rolled over directly from a "Former DCS Plan."


A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.


A "Former DCS Plan" is an Employer Sponsored Retirement Plan that transferred participant level recordkeeping from the DCS Division of Franklin Templeton Investor Services, LLC to Great-West Retirement Services(R) (GWRS) on November 2, 2007 and is a recordkeeping client of GWRS at the time of the rollover.


SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the Funds' shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The Funds' Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS          SALES CHARGE (%)
------------------------------------------------------------
Under $30,000                            3.0
$30,000 but less than $50,000            2.5
$50,000 but less than $100,000           2.0
$100,000 but less than $200,000          1.5
$200,000 but less than $400,000          1.0
$400,000 or more                           0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% on sales of $1 million or more but less than $4 million, plus 0.50% on sales of $4 million or more but less than $50 million, plus 0.25% on sales of $50 million or more.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under "The Underwriter - Distribution and service (12b-1) fees," Distributors and/or its non-fund affiliates may make the following additional payments out of their own assets to securities dealers that sell shares of Franklin Templeton funds:

MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event. Distributors will, on an annual basis, determine whether to continue such payments.

In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets respectively, of equity or fixed income funds attributable to that dealer, on an annual basis.


As noted below, Distributors may make additional payments to dealers, including dealers not listed below, related to ticket charges and various dealer-sponsored events intended to educate financial advisers and their clients about the Franklin Templeton funds. The following is a list of FINRA member broker-dealers (including their respective affiliates) receiving marketing support payments as of March 31, 2008:

Advantage Capital Corporation, A. G. Edwards & Sons, Inc., AIG Financial Advisors, Inc., American General Securities, Inc., American Portfolios Financial Services, Inc., Ameriprise Financial Services, Inc., Associated Securities Corp., AXA Advisors, LLC, Banc of America Investment Services, Inc., Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Chase Investment Services Corp., Comerica Securities, Inc., Commerce Brokerage Services, Inc., Compass Brokerage, Inc., CUNA Brokerage Services, Inc., CUSO Financial Services, L.P., Edward Jones, Fidelity Investments Institutional Services Company, Inc., Fifth Third Securities, Inc., Financial Network Investment Corporation, FSC Securities Corporation, First Command Financial Planning, Inc., Genworth Financial Securities Corp., Hornor, Townsend & Kent, Inc., HSBC Brokerage (USA), Inc., J.J.B. Hilliard, W.L. Lyons, Inc., IFC Holdings Inc. D/B/A INVEST Financial Corporation, ING Financial Partners, Inc., Investacorp, Inc., Investment Centers of America, Inc., Jefferson Pilot Securities Corporation, Legend Equities Corporation, Lincoln Financial Advisors Corp., Lincoln Investment Planning, Inc., LPL Financial Corporation, M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Morgan Keegan & Company, Inc., Morgan Stanley & Co., Incorporated, Multi-Financial Securities Corporation, Mutual Service Corporation, NatCity Investments, Inc., National Planning Corporation, PFS Investments, Inc., PrimeVest Financial Services, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets Corporation, Richard D. Schubert, Inc., Robert W. Baird & Co., Inc., Royal Alliance Associates, Inc., Securities America, Inc., Signator Investors, Inc., SII Investments, Inc., Smith Barney, Inc., SunTrust Investment Services, Inc., TFS Securities, Inc., The Investment Center, Inc., UBS Financial Services, Inc., UBS Global Asset Management (US) Inc., UnionBanc Investment Services, LLC, U.S. Bancorp Investments, Inc., Vanderbilt Securities, LLC, Wachovia Securities, LLC, Waterstone Financial Group, Inc., WaMu Investments, Inc. and Wells Fargo Investments.


Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed the above-stated limitation.

TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

OTHER PAYMENTS. From time to time, Distributors, at its expense, may make additional payments to dealers that sell or arrange for the sale of shares of the Funds. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, co-operative advertising, newsletters, and other dealer-sponsored events. These payments may vary depending upon the nature of the event, and can include travel expenses, such as lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting and due diligence trips.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.


Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the FINRA. Distributors makes payments for events it deems appropriate, subject to Distributors' guidelines and applicable law.


You should ask your dealer for information about any payments it receives from Distributors and any services provided.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B AND C If you invest any amount in Class C shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B SHARES WITHIN    THIS % IS DEDUCTED FROM
THIS MANY YEARS AFTER BUYING THEM         YOUR PROCEEDS AS A CDSC
-------------------------------------------------------------------
1 Year                                              4
2 Years                                             4
3 Years                                             3
4 Years                                             3
5 Years                                             2
6 Years                                             1
7 Years                                             0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.

o  Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the securities dealer of record received a payment from Distributors of 0.25% or less, or (ii) the securities dealer of record has entered into a supplemental agreement with Distributors

o Redemptions by a Fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o  Redemptions by Employer Sponsored Retirement Plans (not applicable to
   Class B)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy or returns of excess contributions and earnings (for Class B, this applies to all retirement plan accounts, not only IRAs)

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code of 1986, as amended

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, a Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. A Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn, if the Fund receives notification of the shareholder's death or incapacity, or if mail is returned to the Fund marked "unable to forward" by the postal service.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of a Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to a Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither a Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Funds, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Funds' investment minimums apply to each sub-account. The Funds will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Funds. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to a Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to a Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Funds permit the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees a Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, each Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should a Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

A Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for Franklin Templeton VIP ServicesTM which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

THE UNDERWRITER
---------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Funds' shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Funds pay the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Funds for acting as underwriter of the Funds' Advisor Class shares.


The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Funds' Class A, B, C and R shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended December 31:

                                                         AMOUNT RECEIVED
                            TOTAL                        IN CONNECTION
                         COMMISSIONS   AMOUNT RETAINED       WITH
                          RECEIVED      BY DISTRIBUTORS   REDEMPTIONS AND
                            ($)              ($)         REPURCHASES ($)
 ------------------------------------------------------------------------
 2007
 Corefolio Allocation      3,368,551        501,714          131,928
 Fund
 Founding Funds          138,153,293     22,354,082        2,088,536
 Allocation Fund
 Perspectives              1,974,656        299,238           14,045
 Allocation Fund

 2006
 Corefolio Allocation       4,088,440       609,605          138,604
 Fund
 Founding Funds          100,556,836     16,307,166        1,929,342
 Allocation Fund
 Perspectives              2,992,336        467,084           13,176
 Allocation Fund

 2005
 Corefolio Allocation      5,393,053        814,229          192,782
 Fund
 Founding Funds           88,801,054     14,347,515        1,689,135
 Allocation Fund
 Perspectives              2,990,534        469,301            7,244
 Allocation Fund


Distributors may be entitled to payments from the Funds under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES - CLASS A, B, C AND R The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Funds and their shareholders. The plans are expected to, among other things, increase advertising of the Funds, encourage purchases of Fund shares and service to their shareholders, and increase or maintain assets of the Funds so that certain fixed expenses may be spread over a broader asset base, with a positive impact on per share expense ratios. In addition, a positive cash flow into the Funds is useful in managing the Funds because the administrator has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Funds pay Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Funds, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); and the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class. Because Class B is currently closed to new investors, the amounts paid by the Corefolio Allocation Fund and Founding Funds Allocation Fund under their plans are primarily to pay for ongoing shareholder servicing and to pay third party financing entities.


THE CLASS A, B, C AND R PLANS. Effective August 1, 2007, the board of trustees has set the Class A distribution and services fees paid by each Fund to Distributors at 0.30% per year of Class A's average daily net assets, out of which 0.25% may be paid for services to the shareholders (service fees). Each Fund pays Distributors up to 1% per year of Class B and Class C's average daily net assets, out of which 0.25% may be paid for service fees. For Class R shares, each Fund pays Distributors up to 0.50% per year of the class's average daily net assets. The Class B, C and R plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B, C and R shares. Class B plan fees payable to Distributors are used by Distributors to pay for ongoing shareholder servicing and to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.


The Class A, B, C and R plans are compensation plans. They allow the Funds to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Funds will not pay more than the maximum amount allowed under the plans.


Under the Class A plan, the amounts paid by the Corefolio Allocation Fund and Founding Funds Allocation Fund pursuant to the plan for the fiscal year ended December 31, 2007, were:

                                              FOUNDING    PERSPECTIVES
                                  COREFOLIO    FUNDS       ALLOCATION
                                  ALLOCATION  ALLOCATION     FUND
                                   FUND ($)    FUND ($)       ($)
--------------------------------------------------------------------
Advertising                          13,293     272,270       5,103
Printing and mailing
prospectuses
  other than to current
  shareholders                        1,956      54,999       1,734
Payments to underwriters             38,646   1,914,704      21,877
Payments to broker-dealers        1,242,108  24,234,038     527,018
Other                               342,900   2,990,711     147,677
                                  ----------------------------------
Total                             1,638,903  29,466,722     703,409
                                  ==================================

Under the Class B plan, the amounts paid by the Corefolio Allocation Fund and Founding Funds Allocation Fund pursuant to the plan for the fiscal year ended December 31, 2007, were:

                                                 FOUNDING
                                   COREFOLIO      FUNDS
                                  ALLOCATION    ALLOCATION
                                   FUND ($)      FUND ($)
----------------------------------------------------------
Advertising                                 -          -
Printing and mailing
 prospectuses
 other than to current
 shareholders                               -          -
Payments to underwriters                    -          -
Payments to broker-dealers            191,532  1,930,272
Other                                 577,405  5,789,831
                                  -----------------------
Total                                 768,937  7,720,103
                                  -----------------------

Under the Class C plan, the amounts paid by the Corefolio Allocation Fund, Founding Funds Allocation Fund and Perspectives Allocation Fund pursuant to the plan for the fiscal year ended December 31, 2007, were:

                                               FOUNDING   PERSPECTIVES
                                  COREFOLIO     FUNDS      ALLOCATION
                                  ALLOCATION  ALLOCATION    FUND
                                   FUND ($)     FUND ($)     ($)
--------------------------------------------------------------------
Advertising                            4,536    102,875       1,639
Printing and mailing
prospectuses
  other than to current
  shareholders                           667     20,813         555
Payments to underwriters              12,351    724,669       7,288
Payments to broker-dealers         1,745,176 44,642,958     698,225
Other                                      -          -      15,974
                                  ----------------------------------
Total                              1,762,730 45,491,315     723,681
                                  ----------------------------------

Under the Class R plan, the amounts paid by the Corefolio Allocation Fund, Founding Funds Allocation Fund and Perspectives Allocation Fund pursuant to the plan for the fiscal year ended December 31, 2007, were:

                                               FOUNDING   PERSPECTIVES
                                  COREFOLIO     FUNDS      ALLOCATION
                                  ALLOCATION  ALLOCATION    FUND
                                   FUND ($)     FUND ($)     ($)
--------------------------------------------------------------------
Advertising                               10          -           -
Printing and mailing
prospectuses
  other than to current
  shareholders                             -          -           -
Payments to underwriters                  24          -           3
Payments to broker-dealers            13,146    137,515       7,311
Other                                      -          -           -
                                  ----------------------------------
Total                                 13,180    137,515       7,314
                                  ----------------------------------


In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Funds, the administrator or Distributors or other parties on behalf of the Funds, the administrator or Distributors, make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
--------------------------------------------------------------


Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Funds be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of shares quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


When considering the average annual total return before taxes quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund.


The following SEC formula is used to calculate these figures:


                                        n
                                  P(1+T) = ERV

where:

P   =  a hypothetical initial payment of $1,000

T   =  average annual total return

n   =  number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period.


AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.


The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund.

The following SEC formula is used to calculate these figures:


                                n
                          P(1+T) = ATV
                                        D
where:

P    =  a hypothetical initial payment of $1,000
T    =  average annual total return (after taxes on
        distributions) n = number of years
ATV
   D = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption


AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.


The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund.

The following SEC formula is used to calculate these figures:


                               n
                         P(1+T) = ATV
                                     DR
where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return (after taxes on distributions and redemptions)
n    =     number of years
ATV
   DR= ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return.


VOLATILITY Occasionally statistics may be used to show the Funds' volatility or risk. Measures of volatility or risk are generally used to compare the Funds' net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Funds also may quote the performance of Class A shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Funds as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.


Each Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 4 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $591 billion in assets under management for more than 7 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 115 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.


Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.




FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

FRANKLIN TEMPLETON 2015 RETIREMENT TARGET FUND
FRANKLIN TEMPLETON 2025 RETIREMENT TARGET FUND
FRANKLIN TEMPLETON 2035 RETIREMENT TARGET FUND
FRANKLIN TEMPLETON 2045 RETIREMENT TARGET FUND

CLASS A, C, R & ADVISOR

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2008


[Insert Franklin Templeton Investments logo]


P.O. BOX 997151, SACRAMENTO, CA 95899-7151 1-800/DIAL BEN(R)


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated May 1, 2008, which we may amend from time to time, contains the basic information you should know before investing in a Fund. You should read this SAI together with the Funds' prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Funds' Annual Report to Shareholders, for the fiscal year ended December 31, 2007, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS


Goals, Strategies and Risks                          3
Information about the Underlying
 Franklin Templeton Funds                            4
Officers and Trustees                               34
Proxy Voting Policies and Procedures                39
Management, Asset Allocation and
 Other Services                                     41
Portfolio Transactions                              45
Distributions and Taxes                             46
Organization, Voting Rights and
 Principal Holders                                  52
Buying and Selling Shares                           53
The Underwriter                                     59
Performance                                         61
Miscellaneous Information                           63


-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
-------------------------------------------------------------------------------
o  ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE
   FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;
-------------------------------------------------------------------------------
o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;
-------------------------------------------------------------------------------
o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------

                                                                  RTF SAI 05/08

GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------------------


The information provided with respect to each Fund (hereafter "the Fund") is in addition to that included in the Fund's prospectus.

In addition to the main types of investments and strategies undertaken by the Fund as described in the prospectuses, the Fund also may invest in other types of securities and engage in and pursue other investment strategies, which are described in this SAI. Investments and investment strategies mentioned with respect to the Fund are discussed in greater detail in the section entitled "Investments, techniques, strategies and their risks."

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund invests in affiliated funds within Franklin Templeton Investments pursuant to an exemptive order issued by the Securities and Exchange Commission
(SEC).

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

Notwithstanding the following investment restrictions, the underlying funds have adopted certain investment restrictions, which may be more or less restrictive than those listed below, thereby permitting a Fund to engage in investment strategies indirectly that are prohibited under the investment restrictions listed below. The investment restrictions of the underlying funds are located in their respective SAIs.

FUNDAMENTAL INVESTMENT POLICIES

The Fund may not:

1. Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (1940 Act), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the U.S. Securities and Exchange Commission (SEC).


2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.


3. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and
(iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

4. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon or (ii) investing in securities or other instruments that are secured by physical commodities.


6. Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

7. Invest more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).


8. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (i) more than 5% of the value of the Fund's total assets would be invested in such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

Notwithstanding these investment restrictions, as described below under "Investments, techniques, strategies and their risks," the Fund invests in a combination of underlying Franklin Templeton mutual funds (the underlying funds).


NON-FUNDAMENTAL INVESTMENT POLICIES

Each Fund's investment goal is to seek the highest level of long-term total return consistent with its asset allocation. Total return consists of both capital appreciation and income, with each Fund gradually placing an increasing emphasis on income as the target date, as indicated in its name, approaches.


GLOSSARY OF INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:


"small portion"           less than 10%
"portion"                 10% to 25%
"significant"             25% to 50%
"substantial"             50% to 66%
"primary"                 66% to 80%
"predominant"             80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.


The Fund pursues its investment goal by investing primarily in a combination of Franklin Templeton funds (underlying funds). The Fund may also invest up to 5% of its assets directly in the types of securities in which the underlying funds invest and may engage directly in the types of investment strategies employed by the underlying funds. These strategies include investments in futures and related options for the purpose of managing the desired effective asset allocation of the Fund. In addition, the Fund may hedge its investments to protect the Fund against a decline in market value. For more information on how the underlying funds invest their assets, see "Information about the Underlying Franklin Templeton Funds."

The value of your shares will increase as the value of the underlying funds owned by the Fund increases and will decrease as the value of the underlying funds owned by the Fund decreases. In this way, you participate in any change in the value of the underlying funds owned by the Fund.

The Fund may invest without limitation in repurchase agreements and securities issued or backed by the full faith and credit of the U.S. government. U.S. government securities include U.S. Treasury bills, notes, and bonds. Securities backed by the full faith and credit of the U.S. government include those issued by the Government National Mortgage Association.

The Fund invests in Class Z shares of Mutual Discovery Fund, Mutual European Fund, Mutual Financial Services Fund and Mutual Shares Fund, Class A shares of Franklin Strategic Mortgage Portfolio (the only class of shares available for this fund) and Advisor Class shares of other underlying funds. The Fund will not pay any sales load or 12b-1 service or distribution fees in connection with their investments in any of the underlying funds.

DERIVATIVE SECURITIES Options and futures are considered derivative investments, since their value depends on the value of the underlying asset to be purchased or sold. The Fund's investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, their success will depend on the manager's ability to predict market movements.

ILLIQUID INVESTMENTS The Fund's policy is not to invest more than 15% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.


REPURCHASE AGREEMENTS The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon a Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

INFORMATION ABOUT THE UNDERLYING FRANKLIN TEMPLETON FUNDS
-------------------------------------------------------------------------------

The following gives more detailed information about the underlying funds' investment policies and the types of securities that they may buy along with their associated risks.


BORROWING As a fundamental investment restriction, the underlying funds may not borrow money except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. Certain underlying funds may have more restrictive non-fundamental policies with respect to borrowing.

BANK LOANS, LOANS BY OTHER FINANCIAL INSTITUTIONS, LOAN PARTICIPATIONS AND ASSIGNMENTS OF LOANS Certain underlying funds may invest in loans made to, or issued by, borrowers that are U.S. companies, and U.S. subsidiaries of non-U.S. companies (corporate loans). Such corporate loans typically pay interest rates, which are re-determined periodically on the basis of a floating base lending rate such as the London Interbank Offered Rate (LIBOR) plus a premium. The loans may include term loans and, to the extent permissible for the fund, revolving credit facilities, prefunded letters of credit (L/C) facility term loans, delayed draw term loans and receivables purchase facilities. The fund may buy loan participations, other related direct or indirect corporate debt obligations (or assignments of corporate loans). The fund may buy from a lender a portion of a corporate loan.

LOANS NEGOTIATED BY THE AGENT BANK. Each type of corporate loan in which the fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the corporate borrower and in the drafting of the terms of the corporate loan. The group of lenders often consists of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions. The fund will not act as the sole negotiator or sole originator for a corporate loan. One or more of the lenders usually administers the corporate loan on behalf of all the lenders; this lender is referred to as the Agent Bank.

THREE WAYS TO INVEST IN CORPORATE LOANS. The fund may invest in corporate loans in one of three ways. The fund may: (i) make a direct investment in a corporate loan by participating as one of the lenders; (ii) purchase a participation interest in a corporate loan; or (iii) purchase an assignment of a corporate loan. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. The fund may acquire participation interests from a lender or other holders of participation interests. An assignment represents a portion of a corporate loan previously attributable to a different lender. Unlike a participation interest, the fund will generally become a lender for the purposes of the relevant corporate loan agreement by purchasing an assignment.

1. DIRECT INVESTMENTS IN CORPORATE LOANS. It can be advantageous to the fund to make a direct investment in a corporate loan as one of the lenders. When a new issue is purchased, such an investment is typically made at a discount. This means that the fund receives a return at the full interest rate for the corporate loan. However, secondary purchases of loans may be made at par, at a premium from par or at a discount from par. When the fund invests in a participation interest in, or an assignment of, a corporate loan, the fund may pay a fee or forgo a portion of the interest payment. Consequently, the fund's return on such an investment may be lower than it would have been if the fund had made a direct investment in the underlying corporate loan. At certain times when reduced opportunities for direct investment in corporate loans may exist, however, the fund may be able to invest in corporate loans only through participation interests or assignments.

2. ASSIGNMENTS OF CORPORATE LOANS. If the fund purchases an assignment of a corporate loan from a lender, the fund will step into the shoes of the original lender and will have direct contractual rights against the corporate borrower in favor of the lenders. An assignment from a lender gives the fund the right to receive payments directly from the corporate borrower and to enforce its rights as a lender directly against the corporate borrower.

3. PARTICIPATION INTERESTS IN CORPORATE LOANS. In contrast to an assignment, if the fund purchases a participation interest either from a lender or a participant, the fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the corporate borrower. Consequently, the fund is subject to the credit risk of the lender or participant who sold the participation interest to the fund, in addition to the usual credit risk of the corporate borrower. Therefore, when the fund considers an investment in corporate loans through the purchase of participation interests, its manager will take into account the creditworthiness of the Agent Bank and any lenders and participants interposed between the fund and the corporate borrower. These parties are referred to as Intermediate Participants.

Despite this risk, however, loan participations may enable the fund to acquire an interest in a loan from a financially strong borrower, which it could not do directly. While loan participations generally trade at a discount, the fund may buy participations trading at a premium. Loan participations that sell at a discount indicate the borrower may have credit problems or other issues associated with the credit risk of the loan. To the extent the credit problems are resolved, loan participations may appreciate in value.

In the event the corporate borrower fails to pay principal and interest when due, the fund may have to assert its loan participation rights against the borrower through an Intermediate Participant. This may subject the fund to delays, expenses and risks that are greater than those that would be involved if the fund could enforce its rights directly against the corporate borrower. Also, in the event of the insolvency of the lender or Intermediate Participant who sold the participation interest to the fund, the fund may not have any exclusive or senior claim with respect to the lender's interest in the corporate loan, or in the collateral securing the corporate loan. Consequently, the fund might not benefit directly from the collateral supporting the underlying corporate loan. The risk that the Intermediate Participant may become insolvent means that payments of principal and/or interest may be held up or not paid by such participant or such participant may not have the resources to assert its and the fund's rights against the corporate borrower. Similar risks may arise with respect to the Agent Bank, as described below.

OBLIGATIONS TO MAKE FUTURE ADVANCES. For revolving credit facility corporate loans ("revolvers") and some types of delayed draw loans, lenders, including the fund, and Intermediate Participants may have an obligation to make future advances to the corporate borrower at the demand of the borrower and may have certain other continuing obligations pursuant to the terms of these types of corporate loans. Receivables purchase facilities may be structured as revolvers that are secured by the borrower's receivables.

For these loans, the fund or its custodian will segregate on the books of the fund an amount of cash or other liquid assets equivalent in value to meet such future obligations. Because the fund segregates such assets on the books for such contingent obligations, the manager believes that such obligations do not constitute senior securities prohibited under the 1940 Act as interpreted by the SEC.

DELAYED DRAW TERM LOANS. Delayed draw term loans have characteristics of both revolvers and term loans, in that, before they are drawn upon by the borrower, they are similar to a revolver; however when they are drawn upon, they become fully and permanently drawn and are in essence term loans. These delayed draw term loans may be drawn upon by the borrower for the given commitment period for various purposes, including making acquisitions. The borrower pays a fee during the commitment period (a ticking fee). Upon funding, when a loan is drawn upon, the loan becomes permanently funded, repaid principal amounts may not be reborrowed and interest accrues on the amount outstanding.

PREFUNDED L/C TERM LOANS. A prefunded L/C term loan (prefunded L/C loan) is a facility created by the borrower in conjunction with the Agent Bank as issuers of the loan. The prefunded L/C loan is backed by letters of credit (each letter, an "L/C"). Each lender such as the fund, in a prefunded L/C loan (sometimes referred to as a funded letter of credit facility) fully funds its commitment amount to the Agent Bank for the facility. The funds are held by the Agent Bank solely to satisfy a prefunded L/C loan lender's obligation to the Agent Bank under the facility. The funds paid by the lenders are invested by the Agent Bank as deposits that pay interest usually approximating a benchmark rate, such as LIBOR, which is paid to the borrower. Generally, the borrower, via the Agent Bank, pays the lenders an interest rate, equivalent to the fully drawn spread plus the benchmark rate, usually LIBOR. The funds will be returned to the fund as a lender upon termination of the prefunded L/C loan (and upon satisfaction of all obligations). Under the terms of the prefunded L/C loan agreement, a lender, such as the fund, may sell and assign all or a portion of its interest in the loan to another lender so long as the other lender is eligible and agrees to the terms and conditions of the prefunded L/C loan agreement.

Whenever the borrower needs funds, it draws against the prefunded L/C loan and the Agent Bank makes payment to the borrower by withdrawing some of the amount invested as deposits. Consequently, the lenders do not have to advance any additional funds at the time the borrower draws against the prefunded L/C loan. The prefunded L/C loan can be structured from the standpoint of the borrower as either (i) a revolving credit facility, where the borrower can reborrow, during the term of the loan, moneys it has paid back to the facility during the term of the loan, or (ii) a delayed draw term loan where the borrower may not reborrow, during the term of the loan, moneys it has paid back to the facility during the term of the loan.

RISKS OF INVESTMENTS IN CORPORATE LOANS

CREDITWORTHINESS. Lending to companies with poor creditworthiness involves substantially greater risks to the fund, and may be highly speculative. Some companies may never pay off their loans, or may pay only a small fraction of the amount owed. Consequently, when lending to companies with poor credit, the fund bears a substantial risk of losing the entire amount invested. In addition, loans may be issued in leveraged or highly leveraged transactions. This means that the borrower is assuming large amounts of debt in order to have large amounts of financial resources to attempt to achieve its business objectives; there is no guarantee, however, that the borrower will achieve its business objectives. Loans issued in leveraged or highly leveraged transactions are subject to greater credit risks than other loans, including an increased possibility that the borrower might default or go into bankruptcy and the fund might have more difficulty selling such investments because they are less liquid. The value of such loans is also more volatile.

NONPAYMENT OF INTEREST AND/OR PRINCIPAL. Corporate loans and other floating-rate debt instruments are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the fund, a likely reduction in the value of the investment and a potential decrease in the net asset value of the fund.

INSUFFICIENT COLLATERAL. Some corporate loans may be secured by collateral, which may consist of various types of assets or interests including, working capital assets, such as accounts receivable or inventory tangible fixed assets, such as real property, buildings and equipment; intangible assets, such as trademarks, copyrights and patent rights; or security interests in securities of subsidiaries or affiliates. The value of the collateral, however, may decline following investment by the fund. Also, collateral may be difficult to sell and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, there can be no assurance that the liquidation of any collateral securing a corporate loan would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a corporate loan. Collateral securing a corporate loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some corporate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could order currently existing or future indebtedness of the corporate borrower to be paid ahead of the corporate loans making repayment of the corporate loans in part or in full less likely, or could take other action detrimental to the holders of the corporate loans including, in certain circumstances, invalidating such corporate loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the fund's performance.

PUBLICLY AVAILABLE INFORMATION AND RATINGS. Many corporate loans in which the fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to corporate loans will generally be less than that available for registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the manager may consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Corporate loans held by the fund directly or as a participation interest or assignment of the loan may be assigned ratings below investment grade by a rating agency, or unrated but judged by the manager to be of comparable quality.

LIQUIDITY OF CORPORATE LOANS. The manager generally considers corporate loans, loan participations and assignments of corporate loans to be liquid. To the extent such investments are deemed to be liquid by the manager, they will not be subject to the fund's restrictions on investments in illiquid securities. Prefunded L/C loans, delayed draw loans and receivables purchase facilities are somewhat newer types of loans to corporations, but generally also permit the lenders, including the fund, to assign and transfer their interests in such loans to other parties. Generally, a liquid market with institutional buyers exists for such interests. The manager monitors each type of loan and/or loan interest in which the fund is invested to determine whether it is liquid consistent with the liquidity procedures adopted by the fund.

However, no active trading market may exist for some corporate loans and some corporate loans may be subject to restrictions on resale. A secondary market in corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value on sale of a corporate loan and thus cause a material decline in the fund's net asset value. In addition, the fund may not be able to readily dispose of its corporate loans at prices that approximate those at which the fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of corporate loans, the fund's yield may be lower.

RISKS BASED ON AGENT BANKS AND/OR INTERMEDIATE PARTICIPANTS. The Agent Bank is a lender that administers the corporate loan. The Agent Bank typically is responsible for collecting principal, interest and fee payments from the corporate borrower. The Agent Bank then distributes these payments to all lenders that are parties to the corporate loan. The fund will not act as an Agent Bank. The fund generally will rely on the Agent Bank or an Intermediate Participant to collect its portion of the payments. The fund will also rely on the Agent Bank to take appropriate actions against a corporate borrower that is not making payments as scheduled. Typically, the Agent Bank is given broad discretion in enforcing the terms of the corporate loan, and is required to use only the same care it would use in the management of its own property. The corporate borrower compensates the Agent Bank for these services. Such compensation may include special fees paid at the start of corporate loans and other fees paid on a continuing basis.

In the event that a corporate borrower becomes bankrupt or insolvent, the borrower may attempt to assert certain legal defenses as a result of alleged improper conduct by the Agent Bank or Intermediate Participant. The fund will invest in corporate loans only if, at the time of investment, all outstanding debt obligations of the Agent Bank and Intermediate Participants are investment grade, i.e., rated BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's or determined to be of comparable quality in the manager's judgment.

There is a risk that an Agent Bank may have financial difficulty. An Agent Bank could even declare bankruptcy, or have a receiver, conservator, or similar official appointed for it by a regulatory authority. If this happens, assets held by the Agent Bank under the corporate loan should remain available to holders of corporate loans, including the fund. However, a regulatory authority or court may determine that assets held by the Agent Bank for the benefit of the fund are subject to the claims of the Agent Bank's general or secured creditors. The fund might incur costs and delays in realizing payment on a corporate loan or might suffer a loss of principal or interest. Similar risks arise in situations involving Intermediate Participants, as described above.


CONVERTIBLE AND SYNTHETIC CONVERTIBLE SECURITIES Certain of the underlying funds may invest in convertible and synthetic convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but may be subordinate to other types of fixed-income securities issued by that company. A convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security. However, if the convertible security is redeemable and the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock.

If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank. The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer.

While an underlying fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments.

ENHANCED CONVERTIBLE SECURITIES. In addition to "plain vanilla" convertibles, a number of different structures have been created to fit the characteristics of specific investors and issuers. Examples of these enhanced characteristics for investors include yield enhancement, increased equity exposure or enhanced downside protection. From an issuer's perspective, enhanced structures are designed to meet balance sheet criteria, interest/dividend payment deductibility and reduced equity dilution. The following are descriptions of common structures of enhanced convertible securities.

Mandatory convertible securities are considered the most equity-like of convertible securities. At maturity these securities are mandatorily convertible into common stock offering investors some form of yield enhancement in return for some of the upside potential in the form of a conversion premium. Typical characteristics of mandatories include: issued as preferred stock, convertible at premium, pay fixed quarterly dividend (typically higher than common stock dividend), and are non-callable for the life of the security (usually three to five years). An important feature of mandatories is that the number of shares received at maturity is determined by the difference between the price of the common stock at maturity and the price of the common stock at issuance. Mandatory convertible securities come in many forms. One increasingly popular structure due to favorable tax treatment is a trust that holds a combination of a debt instrument that pays a fixed quarterly premium with a forward contract that ensures delivery of the equity security at maturity. In some cases, these trusts are registered as closed-end investment companies although they are not actively managed and do not charge any management fees (any expenses are prepaid by the issuer).

Convertible trust preferred securities are, from an investor's viewpoint, essentially convertible preferred securities, i.e., they are issued as preferred stock convertible into common stock at a premium and pay quarterly dividends. Through this structure the company establishes a wholly owned special purpose vehicle whose sole purpose is to issue convertible preferred stock. The offering proceeds pass through to the company who issues the special purpose vehicle a convertible subordinated debenture with identical terms to the convertible preferred issued to investors. Benefits to the issuer include increased equity credit from rating agencies and the deduction of coupon payments for tax purposes.

Exchangeable securities are often used by a company divesting a holding in another company. The primary difference between exchangeables and standard convertible structures is that the issuer of an exchangeable is different from the issuer of the underlying shares.

Zero-coupon and deep-discount convertible bonds include the following characteristics: no or low coupon payments, imbedded put options allowing the investor to put them on select dates prior to maturity, call protection (usually three to five years), and lower than normal conversion premiums at issuance. A benefit to the issuer is that while no cash interest is actually paid, the accrued interest may be deducted for tax purposes. Because of their put options, these bonds tend to be less sensitive to changes in interest rates than either long maturity bonds or preferred stocks. The put options also provide enhanced downside protection while retaining the equity participation characteristics of traditional convertible bonds.

An investment in an enhanced convertible security or any other security may involve additional risks. An underlying fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the fund's ability to dispose of particular securities, when necessary, to meet the fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio. The fund, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved.

SYNTHETIC CONVERTIBLES. A synthetic convertible is created by combining distinct securities which together possess the two principal characteristics of a true convertible security, i.e., fixed income and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible fixed-income securities and in warrants or stock or stock index call options which grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

Synthetic convertibles are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the fund generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security.


Synthetic convertible securities differ from true convertible securities in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Further, although the manager expects normally to create synthetic convertibles whose two components represent one issuer, the character of a synthetic convertible allows the fund to combine components representing distinct issuers, or to combine a fixed income security with a call option on a stock index, when the manager determines that such a combination would better promote the fund's investment goals. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately; and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component, will decline.


CREDIT-LINKED SECURITIES Certain of the underlying funds may invest in credit-linked securities. Credit-linked securities are debt securities that represent an interest in a pool of, or are otherwise collateralized by, one or more corporate debt obligations or credit default swaps on corporate debt or bank loan obligations. Such debt obligations may represent the obligations of one or more corporate issuers. The fund has the right to receive periodic interest payments from the issuer of the credit-linked security (usually the seller of the underlying credit default swap(s)) at an agreed-upon interest rate, and a return of principal at the maturity date. The funds currently anticipate purchasing only "funded" credit-linked securities.

An underlying fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security, in the event that one or more of the debt obligations underlying bonds or debt obligations underlying the credit default swaps go into default or otherwise become non-performing. Upon the occurrence of such a credit event (including bankruptcy, failure to timely pay interest or principal, or a restructuring) with respect to an underlying debt obligation (which may represent a credit event of one or more underlying obligees), the fund will generally reduce the principal balance of the related credit-linked security by the fund's pro rata interest in the par amount of the defaulted underlying debt obligation in exchange for the actual value of the defaulted underlying obligation or the defaulted underlying obligation itself, thereby causing the fund to lose a portion of its investment. As a result, on an ongoing basis, interest on the credit-linked security will accrue on a smaller principal balance and a smaller principal balance will be returned at maturity. To the extent a credit-linked security represents an interest in underlying obligations of a single corporate issuer, a credit event with respect to such issuer presents greater risk of loss to the fund than if the credit-linked security represented an interest in underlying obligations of multiple corporate issuers.

In addition, an underlying fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. In such an event, the fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment and the remaining periodic interest payments thereon.

An investment in credit-linked securities also involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to the fund as an investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of such securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

Most credit-linked securities are structured as Rule 144A securities so that they may be freely traded among institutional buyers. An underlying fund will generally only purchase credit-linked securities that are determined to be liquid in accordance with the fund's liquidity guidelines. However, the market for credit-linked securities may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available or may not be reliable, and the fund could experience difficulty in selling such security at a price the investment manager believes is fair. In the event a credit-linked security is deemed to be illiquid, the fund will include such security in calculating its limitation on investments in illiquid securities.

The value of a credit-linked security will typically increase or decrease with any change in value of the underlying debt obligations, if any, held by the issuer and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to the fund are based on amounts received in respect of, or the value of performance of, any underlying debt obligations specified in the terms of the relevant credit default swap, fluctuations in the value of such obligation may affect the value of the credit-linked security.

The collateral of a credit-linked security may be one or more credit default swaps, which are subject to additional risks. See "Swap agreements" for a description of additional risks associated with credit default swaps.


DEBT SECURITIES In general, debt securities represent a loan of money to the issuer by the purchaser of the securities. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.


The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the underlying fund's net asset value per share.


DEBT SECURITIES RISKS. Debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (market risk). The manager considers both credit risk and market risk in making investment decisions as to corporate debt obligations. Debt obligations will tend to decrease in value when prevailing interest rates rise and increase in value when prevailing interest rates fall. Generally, long-term debt obligations are more sensitive to interest rate fluctuations than short-term obligations. Because investments in debt obligations are interest rate sensitive, the fund's performance may be affected by the manager's ability to anticipate and respond to fluctuations in market interest rates, to the extent of the fund's investment in debt obligations.


RATINGS. Various investment services publish ratings of some of the debt securities in which the underlying fund may invest. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's Investors Service (Moody's) or BB or lower by Standard & Poor's Ratings Group (S&P(R)) or from unrated securities deemed by the fund's manager to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality.

If the rating on an issue held in the underlying fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.


LOWER RATED AND UNRATED SECURITIES. An investment in the fund that invests in below-investment grade securities, including those issued by foreign companies and governments, is subject to a higher degree of risk than an investment in a fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the fund may invest. Accordingly, an investment in such fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

Although they may offer higher yields than do higher rated securities, lower rated and unrated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. These securities will have some quality and protective characteristics, but these are outweighed by large uncertainties or major risk exposures to adverse conditions. If the rating on an issue held in the fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.

The markets in which lower rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain lower rated or unrated debt securities may also make it more difficult for the fund to obtain accurate market quotations for the purposes of valuing its portfolio. Market quotations are generally available on many lower rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher rated securities. The ability of the fund to achieve its investment goal may, to the extent of investment in lower-rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the fund were investing in higher rated securities. The fund relies on the manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

Lower-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower-rated debt securities may be less sensitive to interest rate changes than higher rated investments, but more sensitive to economic downturns or individual adverse corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower rated debt securities prices. This is because an economic downturn could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of lower-rated debt securities defaults, the fund may incur additional expenses to seek recovery.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the fund's portfolio defaults, the fund may have unrealized losses on the security, which may lower the fund's net asset value per share. Defaulted securities tend to lose much of their value before they default. Thus, the fund's net asset value per share may be adversely affected before an issuer defaults. In addition, the fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the fund to manage the timing of its income. To generate cash for distributions, the fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of fund shares. The fund may be required under the Internal Revenue Code and U.S. Treasury Regulations to accrue income for income tax purposes on defaulted obligations and to distribute such income to the fund's shareholders even though the fund is not currently receiving interest payments on such obligations.

The markets in which lower rated and unrated debt securities are traded are more limited than those in which high rated securities are traded. The existence of limited markets for particular securities may diminish the fund's ability to sell the securities at desirable prices either to meet redemption requests or to respond to a specific economic event, such as deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain lower rated or unrated debt securities also may make it more difficult for the fund to obtain accurate market quotations for the purposes of valuing the fund's portfolio. Market quotations are generally available on many lower rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices of actual sales.

High yield, fixed-income securities that are sold without registration under federal securities laws carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933 (1933 Act), which entails special responsibilities and liabilities. The fund also may incur special costs in disposing of restricted securities, although the fund will generally not incur any costs when the issuer is responsible for registering the securities.

High yield, fixed-income securities acquired during an initial underwriting involve special risks because they are new issues. The manager will carefully review their credit and other characteristics. The fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

The credit risk factors above also apply to lower-quality zero coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest throughout the time until maturity, the fund will not receive any cash until the cash payment date. If the issuer defaults, the fund may not obtain any return on its investment.

Certain of the high yielding, fixed-income securities in which the fund may invest may be purchased at a discount. When held to maturity or retired, these securities may include an element of capital gain. Capital losses may be realized when securities purchased at a premium, that is, in excess of their stated or par value, are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of securities.

STRUCTURED INVESTMENTS. Some of the underlying funds may invest in structured investments. Structured investments involve entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (Structured Investments) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments.

Structured Investments may be of a class that is subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments. Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments. To the extent such investments are illiquid, they will be subject to an underlying fund's restriction on investments in illiquid securities.


INDEBTEDNESS, PARTICIPATIONS AND TRADE CLAIMS. From time to time, certain underlying funds may purchase the direct indebtedness of various companies (Indebtedness), or participation interests in Indebtedness (Participations) including Indebtedness and Participations of domestic or foreign companies (i) that are involved in mergers, acquisitions, consolidations, liquidations, spinoffs, reorganizations or financial restructurings, or (ii) that are distressed companies or in bankruptcy (Reorganizing Companies). Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the SEC, and which is held by a large group of investors. Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, an underlying fund in effect steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing. Indebtedness purchased by an underlying fund may be in the form of loans, notes or bonds.

If the loan is secured, the underlying fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The underlying funds generally make investments in the types of debt described above, which typically have ceased paying interest, to achieve capital appreciation, rather than to seek income.

The underlying funds also may purchase trade claims and other similar direct obligations or claims against companies in bankruptcy. Trade claims are generally purchased from creditors of the bankrupt company and typically represent money due to a supplier of goods or services to the company.

The length of time remaining until maturity on the Indebtedness is one factor the underlying fund's manager considers in purchasing a particular Indebtedness. Indebtedness that represents a specific indebtedness of the company to a bank is not considered to be a security issued by the bank selling it. Certain underlying funds purchase loans from national and state chartered banks as well as foreign banks. The underlying funds normally invest in the Indebtedness of a company that has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.

Participations represent fractional interests in a company's Indebtedness. The financial institutions that typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank which are known as "supranational organizations." Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development. Certain underlying funds also may purchase trade claims and other direct obligations or claims (Trade Claims) of Reorganizing Companies. Indebtedness, Participations and Trade Claims may be illiquid as described above.

The purchase of indebtedness or loan participations of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that principal invested may be lost. Purchasers of participations, such as some of the underlying funds, must rely on the financial institution issuing or acting as agent with respect to the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the underlying funds take on the risk as to the creditworthiness of any bank or other financial intermediary issuing the participation, as well as that of the company issuing the underlying indebtedness. When an underlying fund purchases a trade claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim.

MORTGAGE-BACKED SECURITIES. Certain underlying funds may invest in securities representing ownership interests in a pool of mortgage loans originated by mortgage bankers, commercial banks, savings and loan associations, savings banks and credit unions to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates. As the underlying mortgage loans are paid off, investors receive principal and interest payments. The primary issuers or guarantors of these securities are Ginnie Mae, Fannie Mae and Freddie Mac.

Ginnie Mae guarantees the principal and interest on Ginnie Mae securities and this guarantee is backed by the full faith and credit of the U.S. government. Ginnie Mae may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage-backed securities nor do they extend to the value of a fund's shares which will fluctuate daily with market conditions.

Mortgage-backed securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. Fannie Mae and Freddie Mac mortgage securities are backed by the credit of the respective instrumentality. However, the Secretary of the Treasury has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and the ultimate collection of principal. There is no guarantee that the government would support government agency securities and, accordingly, they may involve a risk of non-payment of principal and interest. Nonetheless, because Fannie Mae and Freddie Mac are instrumentalities of the U.S. government, these securities are generally considered to be high quality investments having minimal credit risks. The yields on these mortgage securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities due largely to their prepayment risk.


The mortgage securities in which the funds invest differ from conventional bonds in that most mortgage-backed securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (less Ginnie Mae's, Freddie Mac's or Fannie Mae's fees and any applicable loan servicing fees). As a result, the holder of the mortgage securities (i.e., a fund) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, pass-through mortgage securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates. In general, fixed-rate mortgage securities have greater exposure to this "prepayment risk."

The market value of mortgage securities, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. While having less risk of a decline in value during periods of rapidly rising rates, mortgage securities may also have less potential for capital appreciation than other debt securities of comparable maturities as interest rates decline, due to the increased likelihood of mortgage prepayments. An unexpected rise in interest rates could extend the average life of a mortgage security because of a lower than expected level of prepayments, potentially reducing the security's value and increasing its volatility. Coupon rates of adjustable rate mortgage securities (ARMS) tend to move with market interest rates, and thus their values fluctuate to a lesser degree than fixed income mortgage securities. To the extent market interest rates increase beyond applicable caps or maximum rates on ARMS or beyond the coupon rates of fixed-rate mortgage securities, the market value of the mortgage security would likely decline to the same extent as a conventional fixed-rate security. In view of these factors, the ability of the fund to obtain a high level of total return may be limited under varying market conditions.


In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS), REAL ESTATE MORTGAGE INVESTMENT CONDUITS (REMICS) AND MULTI-CLASS PASS-THROUGHS. CMOs may be issued or guaranteed by U.S. government agencies or issued by certain financial institutions and other mortgage lenders.

CMOs and REMICs may be issued by governmental or government-related entities or by private entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers and are secured by pools of mortgages backed by residential or various types of commercial properties. Privately issued CMOs and REMICs include obligations issued by private entities that are collateralized by (a) mortgage securities issued by Freddie Mac, Fannie Mae or Ginnie Mae, (b) pools of mortgages that are guaranteed by an agency or instrumentality of the U.S. government, or (c) pools of mortgages that are not guaranteed by an agency or instrumentality of the U.S. government and that may or may not be guaranteed by the private issuer.

Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provide the funds to pay the debt service on CMOs or REMICs or to make scheduled distributions on the multi-class pass-through securities. Unless the context indicates otherwise, the discussion of CMOs below may also apply to REMICs and multi-class pass-through securities.

A CMO is a mortgage-backed security that separates mortgage pools into short-, medium-, and long-term components. Each component pays a fixed rate of interest at regular intervals. These components enable an investor to predict more accurately the pace at which principal is returned. The fund may buy CMOs that are:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

(2) collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and the guarantee is collateralized by U.S. government securities; or

(3) securities in which the proceeds of the issuance are invested in mortgage securities, and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.

CMOs are issued in multiple classes. Each class, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying CMOs may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semiannual basis. The principal and interest on the mortgages underlying CMOs may be allocated among the several classes in many ways. In a common structure, payments of principal on the underlying mortgages, including any principal prepayments, are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all other classes having an earlier stated maturity or final distribution date have been paid in full.

One or more tranches of a CMO may have coupon rates that reset periodically at a specified increment over an index, such as LIBOR. These adjustable rate tranches are known as "floating-rate CMOs." Floating-rate CMOs may be backed by fixed- or adjustable-rate mortgages. To date, fixed-rate mortgages have been more commonly used for this purpose. Floating-rate CMOs are typically issued with lifetime "caps" on the coupon rate. These caps, similar to the caps on ARMS, represent a ceiling beyond which the coupon rate may not be increased, regardless of increases in the underlying interest rate index.

Timely payment of interest and principal (but not the market value and yield) of some of these pools is supported by various forms of insurance or guarantees issued by private issuers, those who pool the mortgage assets and, in some cases, by U.S. government agencies. Prepayments of the mortgages underlying a CMO, which usually increase when interest rates decrease, will generally reduce the life of the mortgage pool, thus impacting the CMO's yield. Under these circumstances, the reinvestment of prepayments will generally be at a rate lower than the rate applicable to the original CMO.

Some of the CMOs in which a fund may invest may have less liquidity than other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous price or time under certain circumstances.

To the extent any privately issued CMOs in which the fund invests are considered by the SEC to be an investment company, the fund will limit its investments in such securities in a manner consistent with the provisions of the 1940 Act.


Yields on privately issued CMOs have been historically higher than the yields on CMOs issued and guaranteed by U.S. government agencies or instrumentalities. The risk of loss due to default on privately issued CMOs, however, is higher since the U.S. government does not guarantee them. The boards of the underlying funds believe that the risk of loss from an investment in privately issued CMOs is justified by the higher yield the fund will earn in light of the historic loss experience on these instruments.


REMICs, which are authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the mortgages that collateralize the REMICs in which the fund may invest include mortgages backed by Ginnie Maes or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency or instrumentality.


DISTRESSED MORTGAGE OBLIGATIONS. Certain underlying funds also may invest directly in distressed mortgage obligations. A direct investment in a distressed mortgage obligation involves the purchase by the fund of a lender's interest in a mortgage granted to a borrower, where the borrower has experienced difficulty in making its mortgage payments, or for which it appears likely that the borrower will experience difficulty in making its mortgage payments. As is typical with mortgage obligations, payment of the loan is secured by the real estate underlying the loan. By purchasing the distressed mortgage obligation, a fund steps into the shoes of the lender from a risk point of view.


As distinguished from mortgage-backed securities, which generally represent an interest in a pool of loans backed by real estate, investing in direct mortgage obligations involves the risks of a single or direct lender. These risks include the ability or inability of a borrower to make its loan payments and the possibility that the borrower will prepay the loan in advance of its scheduled payment time period, curtailing an expected rate and timing of return for the lender. Investments in direct mortgage obligations of distressed borrowers involve substantially greater risks and are highly speculative due to the fact that the borrower's ability to make timely payments has been identified as questionable. Borrowers that are in bankruptcy or restructuring may never pay off their loans, or may pay only a small fraction of the amount owed. If, because of a lack of payment, the real estate underlying the loan is foreclosed, which means that the borrower takes possession of the real estate, an underlying fund could become part owner of such real estate. As an owner, a fund would bear any costs associated with owning and disposing of the real estate, and also may encounter difficulties in disposing of the real estate in a timely fashion. In addition, there is no assurance that a fund would be able profitably to dispose of properties in foreclosure.

STRIPPED SECURITIES. Certain underlying funds may buy stripped securities that are issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Stripped securities are the separate income and principal components of a debt security. U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) are considered U.S. Treasury securities for purposes of the funds' investment policies. Once the securities have been stripped they are referred to as zero coupon securities. Their risks are similar to those of other U.S. government securities, although they may be more volatile and the value of certain types of stripped securities may move in the same direction as interest rates. Stripped securities do not make periodic payments of interest prior to maturity and the stripping of the interest coupons causes them to be offered at a discount from their face amount. This results in the security being subject to greater fluctuations in response to changing interest rates than interest-paying securities of similar maturities.


WHEN-ISSUED, DELAYED DELIVERY AND TO-BE-ANNOUNCED (TBA) TRANSACTIONS. Certain underlying funds may buy debt obligations on a "when-issued," "delayed delivery" or "TBA" basis. These transactions are arrangements under which a fund may buy securities with payment and delivery scheduled for a future time, generally within 30 to 60 days. These transactions are subject to market fluctuation and are subject to the risk that the value or yields at delivery may be more or less than the purchase price or yields available when the transaction was entered into. Although the funds will generally purchase these securities on a when-issued or TBA basis with the intention of acquiring such securities, they may sell such securities before the settlement date if it is deemed advisable. When a fund is the buyer in such a transaction, it will segregate by appropriate notation on the books of the fund or its custodian, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent a fund engages in when-issued, delayed delivery or TBA transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the fund's investment goals and policies, and not for the purpose of investment leverage. In when-issued, delayed delivery and TBA transactions, the fund relies on the seller to complete the transaction. The other party's failure to do so may cause the fund to miss a price or yield considered advantageous. Securities purchased on a when-issued, delayed delivery or TBA basis do not generally earn interest until their scheduled delivery date.


ZERO COUPON AND PAY-IN-KIND BONDS. Certain underlying funds may buy certain bonds issued at a discount that defer the payment of interest or pay no interest until maturity, known as zero coupon bonds, or which pay interest through the issuance of additional bonds, known as pay-in-kind bonds. For federal tax purposes, holders of these bonds, such as a fund, are deemed to receive interest over the life of the bonds and are taxed as if interest were paid on a current basis although no cash interest payments are in fact received by the holder until the bonds mature.


DERIVATIVE SECURITIES Certain underlying funds may invest in derivative securities. Derivative instruments are those financial instruments whose values are dependent upon the performance of one or more underlying assets, such as securities, indices, currencies or commodities.

Derivatives may be used for "hedging," which means that they may help manage risks relating to interest rates, currency fluctuations and other market factors. They also may be used to increase liquidity or to invest in a particular stock or bond in a more efficient or less expensive way.

FUTURES CONTRACTS. The fund may enter into futures contracts on foreign currencies, interest rates, stock indices and on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury bonds, Treasury notes, Ginnie Mae modified pass-through mortgage-backed securities, and three-month U.S. Treasury bills. In addition, the fund may enter into futures contracts for commodities in other types of commodity groups, including energy, livestock, agriculture, industrial metals and precious metals. The fund also may enter into futures contracts on corporate debt securities, non-U.S. government debt securities, and an index of debt securities, but such futures contracts are not currently available.

The fund generally purchases or sells futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

The fund will not engage in transactions in futures contracts for speculation. Futures contracts may be used as a hedge against changes resulting from market conditions in the values of its securities or securities that it intends to buy or to attempt to protect the fund from fluctuations in price of portfolio securities, currencies in which they are denominated or to which they are exposed, or of commodities that might affect the price of portfolio securities without actually buying or selling the underlying security, currency or commodity.

A futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying asset, such as a commodity or a broad-based stock index at a later date. In general, commodities include most agricultural products, such as wheat, cotton and rice, other types of goods and articles, and all services, rights, and interests in which the contract calls for a future delivery of the item at a predetermined price. A futures contract for the sale and purchase of a financial instrument, such as a broad-based stock index, is considered a futures contract on a commodity. Although futures contracts by their terms call for the actual delivery or acquisition of the underlying asset, in most cases the contractual obligation is fulfilled before the date of the contract and without the parties having to make or take delivery. A contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying asset. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the fund will incur brokerage fees when it buys or sells futures contracts. An index futures contract is an agreement under which two parties agree to take or make delivery of the amount of cash based on the difference between the value of a stock index at the beginning and at the end of the contract period.

A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the underlying asset called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the underlying asset called for by the contract at a specified price on a specified date. The purpose of the acquisition or sale of a futures contract is to attempt to protect the fund from fluctuations in the price of portfolio securities (or of commodities that may have an effect on the price of portfolio securities) without actually buying or selling the underlying security or commodity. When the fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy. Futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission (CFTC) and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market. The exchanges guarantee performance of the contracts as between the clearing members of the exchange.

At the same time a futures contract is purchased or sold, the fund must allocate cash or securities as a deposit payment (initial deposit). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required since each day the fund would provide or receive cash that reflects any decline or increase in the contract's value. In addition, the fund must maintain with its custodian bank, to the extent required by the rules of the Securities and Exchange Commission (SEC), assets in a segregated account to cover its obligations with respect to such contract, which will consist of liquid assets from its portfolio in an amount equal to the market value of such futures contract or related option.

At the time of delivery of debt securities on the settlement date of a contract for future delivery of debt securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

A purchase or sale of a futures contract may result in losses to the fund in excess of the amount that the fund invested. The fund may not be able to properly hedge its securities where a liquid secondary market is unavailable for the futures contract the fund wishes to close. In addition, there may be an imperfect correlation between movements in the securities, commodities or foreign currency on which the futures or options contract is based and movements in the securities or currency held by the fund or the commodity which may have an effect on the securities held by the fund. Adverse market movements could cause the fund to experience substantial losses on an investment in a futures contract.

The fund may not be able to achieve a perfect correlation between its futures positions and portfolio positions in corporate fixed-income securities because futures contracts based on these securities are not currently available. There is also the risk of loss by the fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or option.

Although the manager believes that the use of futures contracts may benefit certain funds, if the manager's investment judgment about the general direction of interest or currency exchange rates or commodity prices is incorrect, the fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the fund will lose part or all of the benefit of the increased value of the bonds which it has hedged because it will have offsetting losses in its futures positions. Similarly, if the fund sells a foreign currency futures contract and the U.S. dollar value of the currency unexpectedly increases, the fund will lose the beneficial effect of the increase on the value of the security denominated in that currency. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Sales of securities may be, but are not necessarily, at increased prices that reflect the rising market. The fund may have to sell securities at a time when it may be disadvantageous to do so.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general trends in the price of the underlying commodity, currency or securities index by the manager may still not result in a successful transaction.

Futures contracts that are traded on foreign exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, foreign futures contracts may be subject to varied regulatory oversight. The price of any foreign futures contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The fund does not believe that these trading and positions limits will have an adverse impact on the fund's strategies for hedging their portfolios. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

OPTIONS ON FUTURES CONTRACTS. The fund may purchase and "write" (sell) options on futures contracts, including stock index futures contracts (and bond index futures contracts to the extent that they currently exist and, in the future may be developed) for hedging purposes only. When the fund buys an option, it has the right, but not the obligation, to purchase or sell a futures contract. The purchase of a call option on a futures contract, where the fund has the right to purchase a futures contract, is similar in some respects to the purchase of a call option on an individual security or currency. Depending on the price of the option compared to either the price of the futures contract upon which it is based or the price of the underlying asset, the option may be less risky than direct ownership of the futures contract or the underlying asset. The fund may purchase a call option on a futures contract to hedge against a market advance in the underlying asset, such as appreciation in the value of a foreign currency against the U.S. dollar.

When the fund writes (sells) an option, it has the obligation to buy or sell a futures contract. If the fund writes a call option on a futures contract and the futures price at expiration of the option is below the exercise price, the fund will retain the full amount of the option premium, which may provide a partial hedge against any decline that may have occurred in the value of the fund's holdings. If the fund writes a put option on a futures contract and the futures price at expiration of the option is higher than the exercise price, the fund will retain the full amount of the option premium, which may provide a partial hedge against any increase in the price of securities that the fund intends to purchase. If, however, a put or call option the fund has written is exercised, the fund will incur a loss that will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the fund's losses from options on futures may be affected by changes in the value of its portfolio securities.

The amount of risk the fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In writing options on futures, the fund's loss is potentially unlimited and may exceed the amount of the premium received. Also, the fund may not be able to properly hedge its securities or close out option contract positions if a liquid secondary market is unavailable for the option the fund wishes to close. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

OPTIONS ON STOCK INDEX FUTURES. To hedge against risks of market price fluctuations, the fund may purchase and write (sell) call and put options on stock index futures. The need to hedge against these risks will depend on the extent of diversification of the fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole. The fund incurs the risks associated with writing options generally and writing options on futures when it writes options on stock index futures.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the writer of the option will deliver to the holder of the option the accumulated balance in the writer's futures margin account representing the amount that the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day before the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

FUTURE DEVELOPMENTS. The fund may take advantage of opportunities in the area of options, futures, and options in futures and any other derivative investments that are not presently contemplated for use by the funds or that are not currently available but which may be developed, to the extent such opportunities are consistent with the fund's investment goals and legally permissible for the fund.

The fund will not purchase or sell futures contracts or options on futures contracts if, immediately thereafter, the aggregate amount of initial margin deposits on all the futures positions of the fund and the premiums paid on options on futures contracts would exceed 5% of the market value of the fund's total assets.

OPTIONS. A stock option is a contract that provides the holder the right to buy or sell shares of the stock at a fixed price, within a specified period of time.

The fund may write (sell) covered put and call options and buy put and call options on securities listed on a national securities exchange and in the over-the-counter (OTC) market. Additionally, the fund may "close out" an option it has entered into by writing an option of the same series as the option previously purchased. This is known as a closing sale transaction.

Unless otherwise noted in the fund's policies, the value of the underlying securities on which options may be "written" (sold) at any one time will not exceed 15% of the fund's assets. Nor will the fund purchase put or call options if the aggregate premium paid for such options would exceed 5% of its assets at the time of purchase.

A call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option.

The fund's options investments involve certain risks. The effectiveness of an options strategy depends on the degree to which price movements in the underlying securities correlate with price movements in the relevant portion of the fund's portfolio. In addition, the fund bears the risk that the prices of its portfolio securities will not move in the same amount as the option it has purchased, or that there may be a negative correlation that would result in a loss on both the securities and the option. If the manager is not successful in using options in managing the fund's investments, the fund's performance will be worse than if the manager did not employ such strategies.

The purchaser of an option can lose the amount of the premium plus related transaction costs. Moreover, the fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements associated with option writing.

Options on securities traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist and the fund may have difficulty effecting closing transactions in particular options. Therefore, the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities where a buyer exercises put or call options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. When trading options on foreign exchanges or in the over-the-counter market, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time.

The fund also may use "collars." A "collar" position combines a long put option (the right of the fund to sell a specific security within a specified period) with a short call option (the right of the counterparty to buy the same security) in a single instrument. The fund's right to sell the security is typically set at a price that is below the counterparty's right to buy the security. Thus, the combined position "collars" the performance of the underlying security, providing protection from depreciation below the price specified in the put option, and allowing for participation in any appreciation up to the price specified by the call option.

BUYING CALL AND PUT OPTIONS ON SECURITIES. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

As the holder of a call option, the fund has a right to buy the underlying security at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to call options, exercise them or permit them to expire. The fund may buy call options on securities that it intends to buy in order to limit the risk of a substantial increase in the market price of the security before the purchase is effected. The fund also may buy call options on securities held in its portfolio and on which it has written call options. Unless the price of the underlying security changes sufficiently, a call option purchased by the fund may expire without any value to the fund, in which case the fund would experience a capital loss.

As the holder of a put option, the fund has the right to sell the underlying security at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire.

The fund may buy a put option on an underlying security or currency owned by the fund (a protective put) as a hedging technique in order to protect against an anticipated decline in the market value of the security. Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security at the put exercise price, regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security when the manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the security is eventually sold.

The fund also may buy put options at a time when it does not own the underlying security. By buying put options on a security it does not own, the fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

WRITING COVERED CALL AND PUT OPTIONS ON SECURITIES. The fund may write options to generate additional income and to hedge its portfolio against market or exchange rate movements.

A call option written by the fund is "covered" if the fund:

   (a) owns the underlying security that is subject to the call; or

   (b) has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio.

A call option is also covered if the fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held:

   (a) is equal to or less than the exercise price of the call written; or
   (b) is greater than the exercise price of the call written if the difference in exercise prices is maintained by the fund in cash and marketable securities.

The writer of covered calls gives up the potential for capital appreciation above the exercise price of the option should the underlying stock rise in value. If the value of the underlying stock rises above the exercise price of the call option, the security may be "called away" and the fund required to sell shares of the stock at the exercise price. The fund will realize a gain or loss from the sale of the underlying security depending on whether the exercise price is greater or less than the purchase price of the stock. Any gain will be increased by the amount of the premium received from the sale of the call; any loss will be decreased by the amount of the premium received. If a covered call option expires unexercised, the fund will realize a gain in the amount of the premium received. If, however, the stock price decreases, the hedging benefit of the covered call option is limited to the amount of the premium received.

Options may be written in connection with "buy-and-write" transactions; that is, the fund may purchase a security and then write a call option against that security. The exercise price of the call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (in-the-money), equal to (at-the-money), or above (out-of-the-money) the current value of the underlying security at the time the option is written.

When the fund writes a covered call option, the underlying securities that are subject to the call will be held in a segregated account (or escrow) with the fund's custodian. It will be unable to sell the underlying securities that are subject to the call until it either effects a closing transaction with respect to the call, or otherwise satisfies the conditions for release of the underlying securities from escrow, as may be imposed by the broker through which the call is effected. In addition, if the broker fails to timely issue instructions to the fund's custodian to permit the release of the underlying security when the escrow is no longer required, the fund may be unable to sell the securities when it desires to do so.

A put option written by the fund is "covered" if the fund segregates an amount equal to the exercise price by appropriate notation on the books of the fund or its custodian. A put option is also covered if the fund holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or, if the exercise price of the put held is less than the exercise price of the put written, the fund segregates on its books the difference in marketable securities.

The writer of covered puts retains the risk of loss should the underlying security decline in value. If the value of the underlying stock declines below the exercise price of the put option, the security may be "put to" the fund such that the fund would be required to buy the stock at the exercise price. The fund will incur an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, the loss will be offset at least in part by the premium received from the sale of the put. If a put option written by the fund expires unexercised, the fund will realize a gain in the amount of the premium received.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time.

If the writer of an option wants to terminate its obligation, the writer may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the holder of an option may liquidate its position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction may be made at the time desired by the fund.

Effecting a closing transaction in the case of a written call option allows the fund to write another call option in the underlying security with a different exercise price, expiration date or both. In the case of a written put option, a closing transaction allows the fund to write another covered put option. Effecting a closing transaction also allows the cash or proceeds from the sale of any securities subject to the option to be used for other fund investments. If the fund wants to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

The fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to buy the option. Likewise, the fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option. Increases in the market price of a call option will generally reflect increases in the market price of the underlying security. As a result, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the fund.

OPTIONS ON STOCK INDICES. The fund also may buy and write (sell) both call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations or to increase income to the fund. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater (or less, in the case of puts) than the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on the price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stock.

When the fund writes an option on a stock index, the fund may cover the option by owning securities whose price changes, in the opinion of the manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. The fund also may cover by establishing a segregated account containing cash or marketable securities with its custodian bank in an amount at least equal to the market value of the underlying stock index. The fund will maintain the account while the option is open or it will otherwise cover the transaction.

The fund's ability to effectively use options on stock indices depends on the degree to which price movements in the underlying index or underlying securities correlate with price movements in the relevant portion of the fund's portfolio. Inasmuch as these securities will not duplicate the components of any index, the correlation will not be perfect. Consequently, the fund bears the risk that the prices of the securities underlying the option will not move in the same amount as the option. It is also possible that there may be a negative correlation between the index and the hedged securities that would result in a loss on both the securities and the instrument. Accordingly, successful use by the fund of options on stock indices will be subject to the manager's ability to predict correctly movements in the direction of the securities markets generally or of a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Positions in stock index options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option at any specific time. Thus, it may not be possible to close an option position. The inability to close options positions could have an adverse impact on the fund's performance.

OVER-THE-COUNTER (OTC) OPTIONS. The fund may buy and write (sell) both put and call OTC options. Like exchange traded options, OTC options give the holder the right to buy, in the case of OTC call options, or sell, in the case of OTC put options, an underlying security from or to the writer at a stated exercise price. OTC options, however, differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done based on information from market makers. OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, however, than exchange traded options and the writer of an OTC option is paid the premium in advance by the dealer.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. The fund may suffer a loss if it is not able to exercise or sell its position on a timely basis. When the fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the fund originally wrote the option. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

The fund understands the current position of the staff of the SEC to be that purchased OTC options are illiquid securities and that the assets used to cover the sale of an OTC option are considered illiquid. The fund and the manager disagree with this position. Nevertheless, pending a change in the staff's position, the fund will treat OTC options and "cover" assets as subject to the fund's limitation on illiquid securities.

FORWARD CONVERSIONS. In a forward conversion, the fund buys securities and writes call options and buys put options on such securities. By purchasing puts, the fund protects against depreciation in value of an underlying security. By writing calls on the same security, the fund receives premiums that may offset part or all of the cost of purchasing the puts, but also foregoes the opportunity for appreciation in the value of the underlying security. The fund will not exercise a put it has purchased while a call option it has written on the same security is outstanding.

Although it is generally intended that the exercise prices of the put and call options would be identical, situations might occur in which some option positions are acquired with different exercise prices. Therefore, the fund's return may depend in part on movements in the price of the underlying security.

SPREAD AND STRADDLE OPTIONS TRANSACTIONS. In "spread" transactions, the fund buys and writes a put or buys and writes a call on the same underlying security with the options having different exercise prices, expiration dates, or both. In "straddles," the fund purchases or writes combinations of put and call options on the same security. When the fund engages in spread and straddle transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. Because these transactions require the fund to buy and or write more than one option simultaneously, the fund's ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the fund was to buy or sell a single option. Similarly, costs incurred by the fund in connection with these transactions will in many cases be greater than if the fund was to buy or sell a single option.

SWAPS, CAPS AND FLOORS. Some underlying funds may participate in swaps. A fund may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. The fund will enter into these transactions primarily to, among other things, preserve a return or spread on a particular investment or portion of its portfolio; to protect against any increase in the price of securities the fund anticipates purchasing at a later date; to shorten the effective duration of its portfolio investments or for cash management purposes. To the extent applicable, the fund generally uses these transactions as a hedge and not as a speculative investment. The fund will not sell interest rate caps or floors it does not own. Interest rate swaps, caps and floors generally are considered to be "derivative instruments."

Swap agreements are contracts between the fund and, typically, a brokerage firm, bank or other institutional buyers (swap counterparty) for periods ranging from a few days to more than a year. In a basic swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular "notional amount" of value of predetermined investments or instruments. The notional amount is the set dollar or other currency value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties do not actually invest the notional amount in any investment or instrument. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples are investments in a particular security, at a particular fixed or variable interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. In some cases, for example, currency swaps, the swap agreement may include the delivery of the entire principal value of one designated currency for the other designated currency.

The fund will generally enter into swap agreements on a net basis, which means that the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. The fund's obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the fund). If the swap agreement provides for other than a net basis, the full amount of the fund's obligations will be accrued on a daily basis. To limit potential leveraging of the fund's portfolio, where applicable, the fund has adopted procedures to cover any accrued but unpaid net or full amounts owed to a swap counterparty by designating, on a daily basis, as segregated, liquid assets (not otherwise encumbered) equal in current market value to such swap amounts owed. In connection with swaps entered into on other than a net basis, the fund has adopted procedures to cover the full notional amount of the swap (minus any amounts owed to the fund) by designating as segregated liquid assets equal in current market value to that amount. Under the procedures, the fund designates the segregated assets by appropriate notation on the books of the fund or its custodian. To the extent the fund enters into swap agreements for good faith hedging purposes and the fund's swap obligations are fully covered by an offsetting asset or right of the fund, the obligations will not be subject to the fund's segregated assets procedures. To the extent applicable, funds and their managers believe that swap agreement obligations that are covered, either by an offsetting asset or right or by the fund's segregated assets procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the fund's borrowing restrictions.

The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the fund will be successful in using swap agreements to achieve its investment objective depends on the ability of the manager correctly to predict which types of investments are likely to produce greater returns. If the manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, currency exchange rates or other applicable factors, the investment performance of the fund will be less than its performance would be using other investments.

The risk of loss to the fund for swap transactions on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the fund, the risk of loss to the fund is loss of the entire amount that the fund is entitled to receive. If the fund is obligated to pay the net amount, the fund's risk of loss is that net amount (which depending on market conditions could be substantial). If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be illiquid and, therefore, subject to the fund's limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. The swap markets have grown substantially in recent years, however, with a large number of banks and investment banking firms acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become relatively liquid in comparison with markets for other derivative instruments that are traded in the interbank market. Many swaps entail complex terms and are often valued subjectively.

Swap agreements are not traded on exchanges and are not subject to government regulation like exchange markets. As a result, swap participants are not as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the fund is subject to the risk of the inability or refusal to perform under such agreement by the counterparty. No limitations on daily price movements or speculative position limits apply to swap transactions. Counterparties may, however, limit the size or duration of positions to the fund as a consequence of credit considerations. The fund risks the loss of the accrued but unpaid amount under a swap agreement, which could be substantial, in the event of default by or insolvency or bankruptcy of a swap counterparty. In such an event, the fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the fund's rights as a creditor. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses. The fund's manager will approve a counterparty for a swap agreement of the fund only if the manager deems the counterparty to be creditworthy under the fund's Counterparty Credit Review Standards, adopted and reviewed annually by the board.

Certain Internal Revenue Service positions may limit the fund's ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the fund's ability to benefit from using swap agreements, or could have adverse tax consequences.

INTEREST RATE SWAPS, CAPS AND FLOORS. An interest rate swap is an agreement between two parties to exchange interest rate obligations, one based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, the London Interbank Offered Rate (LIBOR), prime, commercial paper, or other benchmarks). By swapping fixed payments for floating payments, an interest rate swap is a vehicle to hedge interest rate risk. The obligations to make repayment of principal on the underlying securities are not exchanged. Similarly, the right to receive such repayment of principal is not transferred. In addition, interest rate swaps generally do not involve the delivery of securities, other underlying assets or principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.


Interest rate swap transactions generally require the participation of an intermediary, frequently a bank. For example, the first entity, which holds a fixed-rate obligation, transfers the obligation to the intermediary. The first entity is then obligated to pay to the intermediary a floating rate of interest, generally including a fractional percentage as a commission for the intermediary. The intermediary also makes arrangements with the second entity, which holds a floating-rate obligation that substantially mirrors the obligation desired by the first entity. In return for assuming the fixed-rate obligation, the second entity will pay the intermediary all sums that the intermediary pays on behalf of the first entity, plus an arrangement fee and other agreed upon fees. Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. An interest rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.


CREDIT DEFAULT SWAPS. The fund may be a buyer or seller of credit default swaps. The "buyer" in a credit default swap agreement is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The contingent payment may be a cash settlement or the physical delivery of the reference obligation in return for payment of the face amount of the obligation. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due. In addition, credit default swaps are subject to general market risk, liquidity risk and credit risk. When the fund is the seller of a swap contract, it receives the stream of payments but is obligated to pay upon a credit event with respect to the referenced debt obligation. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its total assets, the fund would be subject to investment exposure on the notional amount of the swap. See also "Credit-linked securities" below. The fund currently does not anticipate investing in credit default swaps, other than indirectly through investments in credit-linked securities where otherwise permitted.

CREDIT-LINKED SECURITIES. The fund may invest in credit-linked securities. Credit-linked securities are debt securities that represent an interest in a pool of, or are otherwise collateralized by, one or more corporate debt obligations or credit default swaps on corporate debt or bank loan obligations. Such debt obligations may represent the obligations of one or more corporate issuers. The fund has the right to receive periodic interest payments from the issuer of the credit-linked security (usually the seller of the underlying credit default swap(s)) at an agreed-upon interest rate, and a return of principal at the maturity date. The fund currently anticipates purchasing only "funded" credit-linked securities. funded credit-linked securities are structured so that the fund's total investment is made when it purchases the security with no further exposure to the fund beyond its initial investment; consequently, the purchase of these securities will not add leverage to the fund.


The fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security, in the event that one or more of the debt obligations underlying the credit default swaps go into default or otherwise become non-performing. Upon the occurrence of such a credit event (including bankruptcy, failure to timely pay interest or principal, or a restructuring), the fund will generally reduce the principal balance of the related credit-linked security by the fund's pro rata interest in the par amount of the defaulted underlying debt obligation in exchange for the actual value of the defaulted underlying obligation or the defaulted underlying obligation itself, resulting in a loss of a part of the fund's investment. Thereafter, interest on the credit-linked security will accrue on a smaller principal balance and a smaller principal balance will be returned at maturity. To the extent a credit-linked security represents an interest in underlying obligations of a single corporate or other issuer, a credit event with respect to such issuer presents greater risk of loss to the fund than if the credit-linked security represented an interest in underlying obligations of multiple issuers.

In addition, the fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. In such an event, the fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment and the remaining periodic interest payments thereon.

An investment in credit-linked securities also involves reliance on the counterparty to the credit default swap entered into with the issuer of the credit-linked security to make periodic payments to the issuer under the terms of the swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to the fund as an investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of such securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

Most credit-linked securities are structured as Rule 144A securities so that they may be freely traded among institutional buyers. The fund will generally only purchase credit-linked securities which are determined to be liquid in accordance with the fund's liquidity guidelines. However, the market for credit-linked securities may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available or may not be reliable, and the fund could experience difficulty in selling such security at a price the investment manager believes is fair. In the event a credit-linked security is deemed to be illiquid, the fund will include such security in calculating its limitation on investments in illiquid securities.

The value of a credit-linked security will typically increase or decrease with any change in value of the underlying debt obligations, if any, held by the issuer and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to the fund are based on amounts received in respect of, or the value of performance of, any underlying debt obligations specified in the terms of the relevant credit default swap, fluctuations in the value of such obligation may affect the value of the credit-linked security.

The collateral of a credit-linked security may be one or more credit default swaps, which are subject to additional risks. See "Swaps, caps and floors" above for a description of additional risks associated with credit default swaps.

CURRENCY SWAPS. A currency swap is an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. For example, a currency swap may involve the exchange by the fund with another party of the right to receive a foreign currency (paid from the fund's investment denominated in the foreign currency) for the right to receive U.S. dollars. Currency swaps sometimes involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. In such a situation, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The fund may also enter into currency swaps on a net basis, which means the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the fund receiving or paying, as the case may be, only the net amount of the two payments.

The fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of such counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a nationally recognized statistical rating organization (NRSRO) or are determined to be of equivalent credit quality by the manager.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions could result in losses to the fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations, including swap transaction obligations. These actions could also have an adverse effect on the fund's swap transactions or cause the fund's hedging positions to be rendered useless, resulting in full currency exposure as well as incurring unnecessary transaction costs.

Also, the use of currency transactions could cause the fund losses due to the inability of foreign securities transactions to be completed. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

SYNTHETIC EQUITY SWAPS The fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (margin account). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

TOTAL RETURN SWAPS. A total return swap is an agreement between two parties where one counterparty pays the other the total return of a particular instrument (e.g., a note, bond or stock) in exchange for a regular payment, typically at a floating rate based on LIBOR, but alternatively at a fixed rate or the total rate of return on another financial instrument. The "total return" includes interest payments from, along with any change in value of, the referenced asset over a specified period. Settlement is typically through a cash payment. The fund may enter into total return swaps when it owns an asset that cannot be sold for practical or business reasons, but the manager wishes to eliminate exposure to the risk of the issuer.

COMBINED TRANSACTIONS. The fund may enter into multiple transactions, including multiple swaps transactions, multiple futures transactions, multiple options transactions, multiple currency transactions, and any combination of swaps, futures, currency transactions and options as part of a single or combined strategy (a "Combined Transaction") when, in the opinion of the manager, it is in the best interests of the fund to do so. A Combined Transaction will usually contain elements of risk that are present in each on its component transactions.

Although Combined Transactions are normally entered into based on the manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management goal.


EQUIPMENT RELATED INSTRUMENTS Some of the underlying funds may purchase equipment trust certificates, equipment lease certificates, and conditional sales contracts. Equipment related instruments are used to finance the acquisition of new equipment. The instrument gives the bondholder the first right to the equipment in the event that interest and principal are not paid when due. Title to the equipment is held in the name of the trustee, usually a bank, until the instrument is paid off. Equipment related instruments usually mature over a period of 10 to 15 years. In practical effect, equipment trust certificates, equipment lease certificates and conditional sales contracts are substantially identical; they differ mainly in legal structure. These fixed-income securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participation based on revenues, sales or profits; or the purchase of common stock in a unit transaction (where an issuer's debt securities and common stock are offered as a unit).

EQUITY SECURITIES Equity securities represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners also may participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally are either common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders usually receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to buy an equity security at a given time for specified price.


FOREIGN SECURITIES Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the fund. These risks can be significantly greater for investments in emerging markets. Investments in depositary receipts also involve some or all of the risks described below. You should consider carefully the substantial risks involved in securities of companies of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There is the possibility of cessation of trading on national exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies generally are not subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. From time to time, trading in a foreign market may be interrupted and the fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the NYSE and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the U.S., are likely to be higher. Settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Furthermore, in some countries the repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval. The fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

The fund's investments in foreign securities may increase the risks with respect to the liquidity of the fund's portfolio. This could inhibit the fund's ability to meet a large number of shareholder redemption requests in the event of economic or political turmoil in a country in which the fund has a substantial portion of its assets invested or deterioration in relations between the U.S. and the foreign country.

CURRENCY. If the fund holds securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of what the fund owns and its share price. In addition, changes in foreign currency exchange rates will affect the fund's income and distributions to shareholders. Some countries in which the fund may invest also may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain currencies may not be internationally traded. To the extent that the managers intend to hedge currency risk, the fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Some countries may adopt policies that would prevent the fund from transferring cash out of the country or withhold portions of interest and dividends at the source.

Certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the fund's portfolio securities are denominated may have a detrimental impact on the fund. Where the exchange rate for a currency declines materially after the fund's income has been accrued and translated into U.S. dollars, the fund may need to redeem portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time the fund incurs expenses in U.S. dollars and the time such expenses are paid, the fund will have to convert a greater amount of the currency into U.S. dollars in order to pay the expenses.

DEVELOPING MARKETS. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many of the countries in which the fund may invest have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. The fund may invest in Eastern European countries.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, the fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the fund's shareholders.

DEPOSITARY RECEIPTS. Many securities of foreign issuers are represented by American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) (collectively, depositary receipts). ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the fund will avoid currency and certain foreign market trading risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on Nasdaq. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. There may be an increased possibility of untimely responses to certain corporate actions of the issuer, such as stock splits and rights offerings, in an unsponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts.

Depositary receipts may reduce some but not eliminate all the risks inherent in investing in the securities of foreign issuers. To the extent that the fund acquires depositary receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the depositary receipt to issue and service such depositary receipts, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.


GOLD BULLION As a means of seeking its principal goal of capital appreciation, an underlying fund, the Franklin Gold and Precious Metals Fund, may invest a portion of its assets in gold bullion and in exchange-traded funds backed by gold bullion reserves and may hold a portion of its cash in foreign currency in the form of gold coins. There is, of course, no assurance that such investments will provide capital appreciation. The underlying fund's ability to invest in gold bullion is restricted by the diversification requirements that the fund must meet in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as well as the diversification requirements of the 1940 Act.

The underlying fund will invest in gold bullion when the prospects of these investments are, in the opinion of the fund's investment manager, attractive in relation to other possible investments. The basic trading unit for gold bullion is a gold bar weighing approximately 100 troy ounces with a purity of at least 995/1000, although gold bullion is also sold in much smaller units. Gold bars and wafers are usually numbered and bear an indication of purity and the stamp or assay mark of the refinery or assay office which certifies the bar's purity. Bars of gold bullion historically have traded primarily in the New York, London and Zurich gold markets. In terms of volume, these gold markets have been the major markets for trading in gold bullion. Prices in the Zurich gold market generally correspond to the prices in the London gold market.

It is anticipated that transactions in gold will generally be made in U.S. markets, although these transactions may be made in foreign markets when it is deemed to be in the best interest of the fund. Transactions in gold bullion by the fund are negotiated with principal bullion dealers unless, in the investment manager's opinion, more favorable prices (including the costs and expenses described below) are otherwise obtainable. Prices at which gold bullion is purchased or sold include dealer mark-ups or mark-downs, insurance expenses, assay charges and shipping costs for delivery to a custodian bank. These costs and expenses may be a greater or lesser percentage of the price from time to time, depending on whether the price of gold bullion decreases or increases. Since gold bullion does not generate any investment income, the only source of return to the fund on such an investment will be from any gains realized upon its sale, and negative return will be realized, of course, to the extent the fund sells its gold bullion at a loss.

EXCHANGE-TRADED FUND SHARES. The Franklin Gold and Precious Metals Fund may invest indirectly in gold bullion through the purchase of shares of an exchange-traded fund. An exchange-traded fund is a publicly-traded trust that acquires and holds underlying investments on a transparent basis. Because an exchange-traded fund has operating expenses and transaction costs, while the price of gold bullion does not, an exchange-traded fund will sell gold from time to time to pay expenses. This will reduce the amount of gold represented by each exchange-traded fund share, irrespective of whether the trading price of the shares rises or falls in response to changes in the price of gold. Exchange-traded funds that invest in gold bullion generally are not regulated as investment companies under the 1940 Act.

An investment in an exchange-traded fund is subject to all of the risks of investing in the assets held by the exchange-traded fund. In addition, the market value of the exchange-traded fund shares may differ from their net asset value because the supply and demand in the market for exchange-traded fund shares at any point in time is not always identical to the supply and demand in the market for the underlying assets. Because of the ability of large market participants to arbitrage price differences, the difference between the market value and the net asset value of exchange-traded fund shares should in most cases be small. Under certain circumstances, an exchange-traded fund could be terminated. Should termination occur, the exchange-traded fund could have to liquidate its holdings at a time when the price of gold is falling.


ILLIQUID SECURITIES Generally, an "illiquid security" is any security that cannot be disposed of promptly (e.g., within seven days) and in the ordinary course of business at approximately the amount at which the underlying fund has valued the instrument. Subject to this limitation, the boards of the underlying funds have authorized certain underlying funds to invest in certain restricted securities where such investment is consistent with the fund's investment goals and has authorized such securities to be considered liquid to the extent the investment manager determines that there is a liquid institutional or other market for such securities, such as restricted securities that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act, and for which a liquid institutional market has developed. The underlying fund boards will review periodically any determination by the investment manager to treat a restricted security as liquid, including the investment manager's assessment of current trading activity and the availability of reliable price information. Restricted securities involve certain risks, including the risk that a secondary market may not exist when a holder wants to sell them. In addition, the price and valuation of these securities may reflect a discount because they are perceived as having less liquidity than the same securities that are not restricted. If an underlying fund suddenly has to sell restricted securities, time constraints or lack of interested, qualified buyers may prevent the fund from receiving the value at which the securities are carried on the books of the fund at the time of the sale. Alternatively, the investment manager may sell unrestricted securities it might have retained if the fund had only held unrestricted securities.


INVESTMENT COMPANY SECURITIES Some of the underlying funds may invest in other investment companies to the extent permitted by the 1940 Act and exemptions thereto. To the extent that a fund invests in an investment company, there may be duplication of advisory and other fees.


LOANS OF PORTFOLIO SECURITIES To generate additional income, each of the underlying funds (except Franklin U.S. Government Securities Fund) may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 10% of the value of each of Franklin High Income Fund's, Franklin Gold and Precious Metals Fund's, Franklin Capital Growth Fund's, Franklin Flex Cap Growth Fund's, Franklin Growth Fund's, Franklin Real Estate Securities Fund's, Franklin Limited Maturity U.S. Government Securities Fund's, Franklin Strategic Mortgage Portfolio's and Franklin Utilities Fund's total assets, 20% of Franklin Small-Mid Cap Growth Fund's and Franklin Small Cap Growth Fund's total assets, 25% of Franklin Small Cap Value Fund's and Franklin MicroCap Value Fund's total assets, 30% of Franklin Templeton Hard Currency Fund's total assets, 33% of Franklin Natural Resources Fund's total assets, and 33 1/3% of Franklin Growth Opportunity Fund's, Franklin Floating Rate Daily Access Fund's, Franklin Global Real Estate Fund's, Franklin Technology Fund's, Franklin Strategic Income Fund's, Franklin Total Return Fund's, Templeton China World Fund's, Templeton Developing Markets Trust's, Templeton Foreign Fund's, Templeton Foreign Smaller Companies Fund's, Templeton Global Bond Fund's, Templeton Global Long-Short Fund's and Templeton Global Smaller Companies Fund's total assets; all at the time of the most recent loan. Mutual Shares Fund, Mutual Discovery Fund, Mutual Financial Services Fund and Mutual European Fund intend to limit such lending to 5% of their respective total assets at the time of the most recent loan.


For each loan, the borrower must maintain with the fund's custodian collateral with an initial market value of at least 100% of the market value of the loaned securities.

Each underlying fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The fund also continues to receive any distributions paid on the loaned securities. The fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. Each fund will loan its securities only to parties who meet creditworthiness standards approved by the fund's board of directors or trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.


REAL ESTATE INVESTMENT TRUSTS (REITS) An underlying fund's equity investments may include investments in shares issued by REITs. A REIT is a pooled investment vehicle which purchases primarily income-producing real estate or real estate related loans or other real estate related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment experience of the underlying real estate related investments.

An underlying fund's investments in real estate-related securities are subject to certain risks related to the real estate industry in general. These risks include, among others: changes in general and local economic conditions; possible declines in the value of real estate; the possible lack of availability of money for loans to purchase real estate; overbuilding in particular areas; prolonged vacancies in rental properties; property taxes; changes in tax laws relating to dividends and laws related to the use of real estate in certain areas; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; the costs associated with damage to real estate resulting from floods, earthquakes or other material disasters not covered by insurance; and limitations on, and variations in, rents and changes in interest rates. The value of securities of companies that service the real estate industry will also be affected by these risks.

In addition, equity REITs are affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs are affected by the quality of the properties to which they have extended credit. Equity and mortgage REITs are dependent upon the REITs management skill. REITs may not be diversified and are subject to the risks of financing projects.


REVERSE REPURCHASE AGREEMENTS A number of the underlying funds may enter into reverse repurchase agreements. These agreements involve the sale of securities held by the funds pursuant to an agreement to repurchase the securities at an agreed-upon price, date and interest payment. When entering into reverse repurchase transactions, the underlying funds will segregate by appropriate notation on the books of the fund or its custodian cash or high-grade liquid debt securities with a value equal to the value of the underlying fund's obligation under the agreement, including accrued interest. The securities subject to the reverse repurchase agreement will be marked-to-market daily.

Reverse repurchase agreement transactions involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of the securities subject to the agreement and the risk that a default by the purchaser may cause the fund to experience a loss.

SECURITIES OF COMPANIES IN THE FINANCIAL SERVICES INDUSTRY Certain underlying funds may purchase securities of companies in the financial services industry. There are provisions of the federal securities laws that permit investment portfolios to invest in companies engaged in securities-related activities only if certain conditions are met. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e., broker, dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other security a fund may purchase.

An underlying fund also may purchase securities (not limited to equity or debt individually) of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, if the following conditions are met: (1) immediately after the purchase of any securities issuer's equity and debt securities, the purchase cannot cause more than 5% of the fund's total assets to be invested in securities of that securities issuer;
(2) immediately after a purchase of equity securities of a securities issuer, a fund may not own more than 5% of the outstanding securities of that class of the securities issuer's equity securities; and (3) immediately after a purchase of debt securities of a securities issuer, a fund may not own more than 10% of the outstanding principal amount of the securities issuer's debt securities.

In applying the gross revenue test, an issuer's gross revenues from its own securities-related activities should be combined with its ratable share of the securities-related activities of enterprises of which it owns a 20% or greater voting or equity interest. All of the above percentage limitations are applicable at the time of purchase as well as the issuer's gross revenue test. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations must be made as though such warrant, right, or conversion privilege had been exercised.

The following transactions would not be deemed to be an acquisition of securities of a securities-related business: (i) receipt of stock dividends on securities acquired in compliance with the conditions described above; (ii) receipt of securities arising from a stock-for-stock split on securities acquired in compliance with the conditions described above; (iii) exercise of options, warrants, or rights acquired in compliance with the federal securities laws; (iv) conversion of convertible securities acquired in compliance with the conditions described above; and (v) the acquisition of demand features or guarantees (puts) under certain circumstances.

The underlying funds also are not permitted to acquire any security issued by the manager or any affiliated company (including Franklin Resources, Inc.) that is a securities-related business. The purchase of a general partnership interest in a securities-related business is also prohibited.

In addition, the underlying funds are generally prohibited from purchasing or otherwise acquiring any security (not limited to equity or debt individually) issued by any insurance company if such fund and any company controlled by such fund own in the aggregate or, as a result of the purchase, will own in the aggregate more than 10% of the total outstanding voting stock of the insurance company. Certain state insurance laws impose similar limitations.

SHORT-SELLING In a short sale, the underlying fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the fund must borrow the security to make delivery to the buyer. The fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the fund must pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The underlying fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security, and the fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the fund is required to pay in connection with the short sale.

In addition to the short sales discussed above, certain of the underlying funds may also make short sales "against the box." A short sale is "against the box" to the extent that the fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

Until an underlying fund replaces a borrowed stock, the fund will designate liquid assets it owns as segregated assets on the books of the broker and/or its custodian in an amount equal to its obligation to purchase the stock sold short, as required by law. The amount segregated in this manner will be increased or decreased each business day to equal the change in market value of the fund's obligation to purchase the stock sold short. If the lending broker requires a fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the stock sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the fund is required to segregate to cover the short sale obligation. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. The manager and the funds believe that short sale obligations that are covered, either by an offsetting asset or right (acquiring the stock sold short or having an option to purchase the stock sold short at a exercise price that covers the obligation), or by a fund's segregated assets procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to a fund's borrowing restrictions. A fund is also required to repay the lender of the stock any dividends or interest that accrue on the stock during the period of the loan. Depending on the arrangements made with the broker or custodian, a fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

The managers of the underlying funds have adopted short sale procedures to prevent the short sale of a security by the fund where another client of the manager also holds that security. The procedures prohibit the execution of short sales by the fund when there are open buy or sell orders or current long portfolio holdings in the same security or economic equivalent (e.g., a bond convertible into common stock) on the same trading desk on which the manager places trades or in the portfolios of other accounts managed by the manager. In addition, the procedures prohibit the execution of purchases and sales when there are open short sale orders in the same security on the same trading desk on which the manager places trades.

STANDBY COMMITMENT AGREEMENTS Franklin Natural Resources Fund may from time to time enter into standby commitment agreements. Such agreements commit the underlying fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, the underlying fund is paid a commitment fee, regardless of whether the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security that the fund has committed to purchase. The fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and/or price that is considered advantageous to the fund. The fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of other illiquid portfolio securities, will not exceed 15% of its net assets, taken at the time of acquisition of such commitment or security. The fund will at all times segregate on the books of the fund or its custodian cash, cash equivalents, U.S. government securities, or other liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.


U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.


U.S. TREASURY ROLLS Some of the underlying funds may enter into "U.S. Treasury rolls" in which the fund sells outstanding U.S. Treasury securities and buys back "when-issued" U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the "when-issued" U.S. Treasury security. During the period prior to settlement date, the fund continues to earn interest on the securities it is selling. It does not earn interest on the securities that it is purchasing until after settlement date.

With respect to these transactions, the fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on settlement date, and if market conditions changed adversely. The fund intends, however, to enter into U.S. Treasury rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.


UTILITIES Historically, electric utility companies were required by state regulators to build and maintain generation plants, transmission and distribution lines, and other equipment. State regulators set the rates that the companies could charge customers to pay for these costs, spread over as much as 30 years. As the various states move away from the traditional regulatory model toward greater competitiveness among electric utilities, customers will be able to choose different electricity suppliers.


WARRANTS A warrant is typically a long-term option issued by a corporation that gives the holder the privilege of buying a specified number of shares of the underlying common stock at a specified exercise price at any time on or before an expiration date. Stock index warrants entitle the holder to receive, upon exercise, an amount in cash determined by reference to fluctuations in the level of a specified stock index. If the underlying fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless.

POLICIES AND PROCEDURES REGARDING THE RELEASE OF PORTFOLIO HOLDINGS The Trust's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

For purposes of this policy, portfolio holdings information does not include aggregate, composite or descriptive information that does not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the applicable U.S. registered fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (3) performance attributions by industry, sector or country; or (4) aggregated risk statistics. Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on the Trust's website. In addition, other information may also be deemed to not be portfolio holdings information if, in the reasonable belief of the Trust's Chief Compliance Officer (or his/her designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Trust.

Consistent with current law, the Trust releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of each Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other portfolio holdings information, such as each Fund's top 10 holdings, may be released monthly on the Fund's website, no sooner than five days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for a Fund, the portfolio manager for the Fund may request that the holding be withheld from the portfolio holdings information if the holding is the subject of ongoing purchase or sale orders/programs, or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate due to liquidity and other market considerations, in each case as determined by the portfolio manager in consultation with the head of Global Investment Adviser Compliance (or his/her designee).

Exceptions to the portfolio holdings release policy will be made only when: (1) the Trust has a legitimate business purpose for releasing portfolio holdings information to selected third parties in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Trust's fiduciary duties. The determination of whether the Trust has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the Trust's Chief Compliance Officer or his/her designee, following a request submitted in writing. The Chief Compliance Officer will report to the board of trustees on exceptions granted to the policy, along with an explanation of the legitimate business purpose that is served as a result of the exception.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators, including rating agencies, fund rating/ranking services and other data providers; service providers to the Trust; shareholders of a fund to whom such fund has determined to process a redemption request in-kind based upon a determination by the Fund's portfolio manager and the Trust's Chief Compliance Officer (or his/her designee) that such redemption in-kind is in the best interests of the redeeming fund and its remaining shareholders; provided, however, that the portfolio holdings information so released in advance of the actual delivery of the redemption proceeds is limited to only that information reasonably necessary to allow the shareholder to prepare for receipt of the in-kind redemption proceeds; municipal securities brokers using the Investor Tools product; and certain entities approved by the Fund's Chief Compliance Officer (or his/her designee) on a case-by-case basis, in limited circumstances, including where the release of such information is required by foreign law or regulation (in these situations, the recipient will be requested to execute a non-disclosure agreement).

The specific entities to whom the Trust may provide portfolio holdings in advance of their release to the general public are:

o Bloomberg, Capital Access, CDA (Thomson Financial), FactSet, Fidelity Advisors, Lipper Inc., Morningstar, Standard & Poor's, Vestek, and Fidelity Management Trust Company, all of whom may receive portfolio holdings information 15 days after the quarter end


o Service providers to the Trust that receive portfolio holdings information from time to time in advance of general release in the course of performing, or to enable them to perform, services for the Trust, including: CUSTODIAN BANK: Bank of New York; INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: PricewaterhouseCoopers LLP; OUTSIDE FUND LEGAL COUNSEL: Stradley Ronon Stevens & Young, LLP; INDEPENDENT DIRECTORS'/TRUSTEES' COUNSEL: Bleakley, Platt & Schmidt, LLP; PROXY VOTING SERVICES: Glass, Lewis & Co. and RiskMetrics Group; BROKERAGE ANALYTICAL SERVICES: Sanford Bernstein, Brown Brothers Harriman, Royal Bank of Canada Capital Markets, JP Morgan Securities Inc.; FINANCIAL
      PRINTERS: RR Donnelley & Sons Company or GCOM Solutions, Inc.


In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

o The recipient agrees to keep confidential any portfolio holdings information received until such information either is released to the public or the release is otherwise approved by the head of Global Compliance (or his/her designee) or the Trust's Chief Compliance Officer (or his/her designee);
o The recipient agrees not to trade on the non-public information received; and
o The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton Investments.

In no case does the Trust receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

Several investment managers within Franklin Templeton Investments (F-T Managers) serve as investment managers to offshore funds that are registered or otherwise authorized for sale with foreign regulatory authorities. The release of portfolio holdings information for such offshore funds is excluded from the Trust's portfolio holdings release policy if such information is given to offshore banks, broker-dealers, insurance companies, registered investment managers and other financial institutions (offshore investment managers) with discretionary authority to select offshore funds on behalf of their clients. Because such offshore funds may from time to time invest in securities substantially similar to those of the Trust, there is the risk that such portfolio holdings information may be used to trade inappropriately against the Trust. To mitigate such risks, such information may only be disclosed for portfolio analytic purposes, such as risk analysis/asset allocation, and the offshore investment manager will be required to execute a non-disclosure agreement, whereby such offshore investment manager agrees to maintain such information as confidential, including limiting the dissemination of such information within its organization, and not to trade in any shares of any U.S. registered Franklin or Templeton fund, including the Trust.

In addition, some F-T Managers serve as investment managers to various bank commingled trusts maintained by a Franklin Templeton Investments trust company, to various Canadian institutional pooled funds, to separate accounts, and as sub-advisers to other mutual funds not within the Franklin Templeton Investments fund complex. Such trusts, pooled funds, accounts and other funds (collectively, "other accounts") are not subject to the Trust's portfolio holdings release policy. However, in some instances the portfolio holdings of such other accounts may be similar to and, in certain cases, nearly identical to those of a Franklin Templeton mutual fund, including the Trust. In the case of bank commingled trusts and Canadian institutional pooled funds, to mitigate risks that such portfolio holdings information may be used to trade inappropriately against a mutual fund, the recipient of such portfolio holdings information will be required to execute a non-disclosure agreement similar to the one described above for offshore funds. With respect to the other mutual funds not within the Franklin Templeton Investments fund complex, the sponsors of such funds may disclose the portfolio holdings of such funds at different times than the Trust discloses its portfolio holdings.


The Trust's portfolio holdings release policy and all subsequent amendments have been reviewed and approved by the Trust's board of trustees, and any other material amendments shall also be reviewed and approved by the board. The investment manager's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board of trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment manager's compliance staff also will report to the board of trustees on exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Trust that is served as a result of the exception.


OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------


Franklin Templeton Fund Allocator Series (Trust) has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors each Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
-----------------------------------------------------------------
                                        NUMBER
                                        OF
                                        PORTFOLIOS
                                        IN FUND
                                        COMPLEX
 NAME, YEAR                             OVERSEEN      OTHER
OF BIRTH AND                LENGTH OF   BY BOARD  DIRECTORSHIPS
   ADDRESS     POSITION    TIME SERVED   MEMBER*       HELD
-----------------------------------------------------------------

Harris J.     Trustee     Since 1995    143       Bar-S Foods
Ashton (1932)                                     (meat packing
One Franklin                                      company).
Parkway
San Mateo,
CA 94403-1906
-----------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc.
(bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------
Robert F.     Trustee     Since 2005    122       None
Carlson
(1928)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired; and FORMERLY, Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS) (1971-January 2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.
-----------------------------------------------------------------
Sam Ginn      Trustee       Since 2007  122       Chevron
(1937)                                            Corporation
One Franklin                                      (global
Parkway                                           energy
San Mateo,                                        company) and
CA 94403-1906                                     ICO Global
                                                  Communications
                                                  (Holdings)
                                                  Limited
                                                  (satellite
                                                  company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).
-----------------------------------------------------------------
Edith E.      Trustee       Since 1998  143       Hess
Holiday                                           Corporation
(1952)                                            (exploration
One Franklin                                      and refining
Parkway                                           of oil and
San Mateo,                                        gas), H.J.
CA 94403-1906                                     Heinz Company
                                                  (processed
                                                  foods and
                                                  allied
                                                  products),
                                                  RTI
                                                  International
                                                  Metals, Inc.
                                                  (manufacture
                                                  and
                                                  distribution
                                                  of titanium),
                                                  Canadian
                                                  National
                                                  Railway
                                                  (railroad)
                                                  and White
                                                  Mountains
                                                  Insurance
                                                  Group, Ltd.
                                                  (holding
                                                  company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------
Frank W.T.    Trustee       Since 1995  122       Center for
LaHaye (1929)                                     Creative Land
One Franklin                                      Recycling
Parkway                                           (brownfield
San Mateo,                                        redevelopment).
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and
formerly, Chairman, Peregrine Venture Management Company
(venture capital).
-----------------------------------------------------------------
Frank A.      Trustee       Since 2007  143       Hess
Olson (1932)                                      Corporation
One Franklin                                      (exploration
Parkway San                                       and refining
Mateo, CA                                         of oil and
94403-1906                                        gas) and
                                                  Sentient Jet
                                                  (private jet
                                                  service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
-----------------------------------------------------------------
Larry D.      Trustee       Since 2007  143       None
Thompson
(1945)
One Franklin
Parkway San
Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).
-----------------------------------------------------------------
John B.       Lead          Trustee     122       None
Wilson (1959) Independent   since 2006
One Franklin  Trustee       and Lead
Parkway                     Independent
San Mateo,                  Trustee
CA 94403-1906               since
                            January
                            2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive
Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President - Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).
-----------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
-----------------------------------------------------------------
 NAME, YEAR     POSITION     LENGTH OF   NUMBER        OTHER
OF BIRTH AND                TIME SERVED   OF         DIRECTORSHIPS
  ADDRESS                              PORTFOLIOS       HELD
                                        IN FUND
                                        COMPLEX
                                        OVERSEEN
                                         BY BOARD
                                         MEMBER*
-----------------------------------------------------------------
**Charles B.  Trustee and   Since 1995  143       None
Johnson       Chairman of
(1933)        the Board
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and
Director, Franklin Resources, Inc.; Director, Templeton
Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 42 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------
**Gregory E.  Trustee       Since 2007  94        None
Johnson
(1961)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.;
Director, Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
James M.      Chief         Chief       Not       Not Applicable
Davis         Compliance    Compliance  Applicable
(1952)        Officer and   Officer
One Franklin  Vice          since 2004
Parkway       President -   and Vice
San Mateo,    AML           President
CA 94403-1906 Compliance    - AML
                            Compliance
                            since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-----------------------------------------------------------------
Laura F.      Treasurer,    Treasurer   Not       Not Applicable
Fergerson     Chief         since       Applicable
(1962)        Financial     2004,
One Franklin  Officer and   Chief
Parkway       Chief         Financial
San Mateo,    Accounting    Officer
CA 94403-1906 Officer       and Chief
                            Accounting
                            Officer
                            since
                            February
                            2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-----------------------------------------------------------------
Jimmy D.      Vice          Since       Not       Not Applicable
Gambill       President     February    Applicable
(1947)                      2008
500 East
Broward Blvd.
Suite 2100
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
David P.      Vice          Since 2000  Not       Not Applicable
Goss (1947)   President                 Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Rupert H.     President     Since 2002  Not       Not Applicable
Johnson, Jr.  and Chief                 Applicable
(1940)        Executive
One Franklin  Officer -
Parkway       Investment
San Mateo,    Management
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Karen L.      Vice          Since 2006  Not       Not Applicable
Skidmore      President                 Applicable
(1952)        and Secretary
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Craig S.      Vice          Since 2005  Not       Not Applicable
Tyle (1960)   President                 Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
-----------------------------------------------------------------
Galen G.      Senior Vice   Since       Not       Not Applicable
Vetter (1951) President     February    Applicable
500 East      and Chief     2008
Broward       Executive
Blvd.         Officer -
Suite 2100    Finance and
Fort          Administration
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
-----------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his positions as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Funds' investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson. Note 2: Officer information is current as of the date of this SAI. It is possible that after this date, information about officers may change.

The Trust's independent board members constitute the sole independent board members of 28 investment companies in the Franklin Templeton Investments complex for which each independent board member currently is paid a $232,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at regularly scheduled board meetings, a portion of which is allocated to the Trust. To the extent held, compensation may also be paid for attendance at specially held Board meetings. The Trust's lead independent trustee is paid an annual supplemental retainer of $25,000 for service to such investment companies, a portion of which is allocated to the Trust. Board members who serve on the Audit Committee of the Trust and such other funds receive a flat fee of $3,000 per Committee meeting attended in person and $2,000 per telephonic meeting, a portion of which is allocated to the Trust. John B. Wilson, who serves as chairman of the Audit Committee of the Trust and such other funds receives an additional fee of $40,000 per year, a portion of which is allocated to the Trust. Members of the Committee are not separately compensated for any committee meeting held on the day of a regularly scheduled board meeting. The foregoing fee arrangements went into effect after June 1, 2007, and the following table reflects fees paid prior to such date under arrangements then in effect.

                                                        NUMBER OF
                                                        BOARDS IN
                      TOTAL FEES      TOTAL FEES        FRANKLIN
                       RECEIVED      RECEIVED FROM      TEMPLETON
                       FROM THE        FRANKLIN      INVESTMENTS ON
        NAME         TRUST(1) ($)      TEMPLETON       WHICH EACH
                                    INVESTMENTS(2)      SERVES(3)
                                          ($)
---------------------------------------------------------------------
Harris J. Ashton         7,388          426,918            42
Robert F. Carlson        8,828          264,576            28
Sam Ginn                 7,181          217,873            28
Edith E. Holiday         8,241          469,566            42
Frank W.T. LaHaye        8,453          291,028            28
Frank A. Olson           7,181          462,349            42
Larry D. Thompson        7,181          386,461            42
John B. Wilson          11,927          294,848            28

1. For the fiscal year ended December 31, 2007.
2. For the calendar year ended December 31, 2007.
3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

Independent board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through the adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund (excluding committee fees) in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual retainer and regular board meeting fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.


The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2007.


INDEPENDENT BOARD MEMBERS
--------------------------------------------------------------------
                                                  AGGREGATE DOLLAR
                                                   RANGE OF EQUITY
                                                    SECURITIES IN
                                                      ALL FUNDS
                                                   OVERSEEN BY THE
                                                   BOARD MEMBER IN
                          DOLLAR RANGE OF EQUITY    THE FRANKLIN
NAME OF BOARD MEMBER     SECURITIES IN EACH FUND   TEMPLETON FUND
                                                       COMPLEX
--------------------------------------------------------------------
Harris J. Ashton                   None           Over $100,000
--------------------------------------------------------------------
Robert F. Carlson                  None           Over $100,000
--------------------------------------------------------------------

Sam Ginn                           None           Over $100,000

--------------------------------------------------------------------
Edith E. Holiday                   None           Over $100,000
--------------------------------------------------------------------
Frank W.T. LaHaye                  None           Over $100,000
--------------------------------------------------------------------
Frank A. Olson                     None           Over $100,000
--------------------------------------------------------------------
Larry D. Thompson                  None           Over $100,000
--------------------------------------------------------------------
John B. Wilson                     None           Over $100,000
--------------------------------------------------------------------

INTERESTED BOARD MEMBERS
--------------------------------------------------------------------
                                                  AGGREGATE DOLLAR
                                                  RANGE OF EQUITY
                                                 SECURITIES IN ALL
                                                 FUNDS OVERSEEN BY
                                                  THE BOARD MEMBER
                                                  IN THE FRANKLIN
                         DOLLAR RANGE OF EQUITY    TEMPLETON FUND
NAME OF BOARD MEMBER     SECURITIES IN EACH FUND      COMPLEX
--------------------------------------------------------------------
Charles B. Johnson                None           Over $100,000
--------------------------------------------------------------------
Gregory E. Johnson                None           Over $100,000
--------------------------------------------------------------------


BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following independent trustees of the Trust:
Robert F. Carlson, Edith E. Holiday, Frank W.T. LaHaye and John B. Wilson. The Nominating Committee is comprised of the following independent trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W.T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson.


The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board member by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.


When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by "Qualifying Fund Shareholders" (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at P.O. Box 997151, Sacramento, CA 95899-7151 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation;
(b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.


The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.


During the fiscal year ended December 31, 2007, the Audit Committee met five times; the Nominating Committee met two times.


PROXY VOTING POLICIES AND PROCEDURES
-------------------------------------------------------------------------------

The board of trustees of the Trust on behalf of the Funds has delegated the authority to vote proxies related to the portfolio securities held by each Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

In the event that an underlying fund submits a matter to a vote of its shareholders, abstentions on and votes for and against such matters on behalf of a Fund will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.


To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of each Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with a recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of trustees or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on Sections 12(d)(1) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares.


The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.


MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.


Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm a Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for a Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.


Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of each Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

MANAGEMENT, ASSET ALLOCATION AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED Each Fund's investment manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Pursuant to the investment management and asset allocation agreement with the Funds, the manager will determine how each Fund's assets will be invested pursuant to the investment goal and policies of the Fund. The manager will determine (a) the percentage range of assets of any Fund that may be invested in U.S. and foreign equity, fixed income, and money market securities, (b) the underlying Franklin Templeton funds in which the Funds may invest, and (c) the percentage of assets that may be invested by each Fund in any one underlying Franklin Templeton fund. To the extent that the Funds invest directly in securities and engage directly in various investment practices, the manager provides investment research and portfolio management services, and selects the securities for each Fund to buy, hold or sell. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect each Fund, the manager and its officers, directors and employees are covered by fidelity insurance.


The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of each Fund. Similarly, with respect to each Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Funds or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.


Each Fund, its manager and principal underwriter have adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a Fund or that are currently held by a Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of a Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

ASSET ALLOCATION FEES The manager receives no fees from the Funds for the services provided under the investment management and asset allocation agreement, except for the asset allocation services, which are provided to each Fund for a monthly fee equivalent to an annual rate of 0.25% of the average daily net assets of each Fund.

For the last two fiscal years ended December 31, the Funds paid the following asset allocation fees:

           ASSET ALLOCATION SERVICES FEES PAID ($)
                                    --------------
                          2007          2006
--------------------------------------------------
2015 Target Fund(1)        0              0
2025 Target Fund(2)        0              0
2035 Target Fund(3)        0              0
2045 Target Fund(4)        0              0

1. For the fiscal year ended December 31, 2007 and the period from August 1, 2006 through December 31, 2006, asset allocation fees, before any advance waiver, totaled $10,269 and $1,263, respectively. Under an agreement by the manager to waive its fees and to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the 2015 Retirement Target Fund paid no asset allocation fees.
2. For the fiscal year ended December 31, 2007 and the period from August 1, 2006 through December 31, 2006, asset allocation fees, before any advance waiver, totaled $11,826 and $1,432, respectively. Under an agreement by the manager to waive its fees and to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the 2025 Retirement Target Fund paid no asset allocation fees.
3. For the fiscal year ended December 31, 2007 and the period from August 1, 2006 through December 31, 2006, asset allocation fees, before any advance waiver, totaled $6,888 and $1,167, respectively. Under an agreement by the manager to waive its fees and to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the 2035 Retirement Target Fund paid no asset allocation fees.
4. For the fiscal year ended December 31, 2007 and the period from August 1, 2006 hrough December 31, 2006, allocation fees, before any advance waiver, totaled $5,076 and $1,164, respectively. Under an agreement by the manager to waive its fees and reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the 2045 Retirement Target Fund paid no asset allocation fees.


The fee is computed at the close of business on the last business day of each month according to the terms of the investment advisory and asset allocation agreement. Each class of the Fund's shares pays its proportionate share of the fee.


PORTFOLIO MANAGER This section reflects information about the portfolio manager as of December 31, 2007.


The following table shows the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category:


--------------------------------------------------------------------
                      ASSETS    NUMBER OF  ASSETS    NUMBER
                     OF OTHER   OTHER       OF OTHER   OF      ASSETS
         NUMBER     REGISTERED POOLED      POOLED     OTHER     OF
         OF OTHER   INVESTMENT INVESTMENT  INVESTMENT ACCOUNTS OTHER
         REGISTERED COMPANIES  VEHICLES    VEHICLES   MANAGED  ACCOUNTS
         INVESTMENT MANAGED    MANAGED(2)  MANAGED             MANAGED
         COMPANIES  (X $1                 (X $1                (X $1
NAME     MANAGED(1) MILLION)(1)           MILLION)(2)          MILLION)
--------------------------------------------------------------------
T.            9     19,610.7      15      1,458.1     0       N/A
Anthony
Coffey
--------------------------------------------------------------------


1. These figures represent registered investment companies other than the Funds that are included in this SAI.
2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual manager listed would not be solely responsible for managing such listed amounts.

The portfolio manager that provides investment services to each Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Funds, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of a Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. Since the Funds invest in other Franklin Templeton funds, they generally are not competing with other funds and accounts for investment opportunities. However, the portfolio manager may execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by an underlying fund, thus indirectly impacting the Funds. However, securities selected for funds or accounts other than the underlying fund may outperform the securities selected for an underlying fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, an underlying fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Funds have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

      BASE SALARY Each portfolio manager is paid a base salary.


      ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:


      o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

      o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

      o RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

      ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.


OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of December 31, 2007 (such amounts may change from time to time):


      ----------------------------------------------------------
            Fund           Portfolio      Dollar Range of Fund
                            Manager       Shares Beneficially
                                                 Owned
      ----------------------------------------------------------
      2015 Target Fund     T. Anthony           None(1)
                             Coffey
      ----------------------------------------------------------
      2025 Target Fund     T. Anthony           None(1)
                             Coffey
      ----------------------------------------------------------
      2035 Target Fund     T. Anthony           None(1)
                             Coffey
      ----------------------------------------------------------
      2045 Target Fund     T. Anthony           None(1)
                             Coffey
      ----------------------------------------------------------

1. The portfolio manager's personal investments are in an employer sponsored retirement plan, which does not offer the Funds as an investment option.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with each Fund to provide certain administrative services and facilities for each Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Funds' manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

FT Services receives no fees from the Funds for the services provided under the administration agreement.


SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is each Fund's shareholder servicing agent and acts as each Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-7151.


Investor Services receives a fee for servicing Fund shareholder accounts. Each Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

Investor Services may also pay servicing fees, that will be reimbursed by a Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an IRS-recognized tax-deferred savings plan (including Employer Sponsored Retirement Plans and Section 529 Plans) for which the institution, or its affiliate, provides participant level recordkeeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

CUSTODIAN Investor Services, as the transfer agent for the underlying funds, effectively acts as the Funds' custodian and holds the Funds' shares of the underlying funds on its books. Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Funds' cash, pending investment in shares of the underlying funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, is the Trust's independent registered public accounting firm. The Independent Registered Public Accounting Firm audits the financial statements included in the Trust's Annual Report to Shareholders.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

Orders for the purchase and sale of shares of the underlying Franklin Templeton funds will be placed directly with Franklin Templeton Distributors, Inc. (Distributors), which also acts as principal underwriter for shares of the underlying Franklin Templeton funds. The Funds will not incur any commissions or sales charges with respect to investments in underlying Franklin Templeton funds.

The following discussion addresses circumstances where a Fund directly purchases securities (other than shares of underlying Franklin Templeton funds) or engages in certain investment strategies.

The manager selects brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.


When placing a portfolio transaction in circumstances where a Fund purchases securities directly and not through the underlying Franklin Templeton funds, the trading department of the manager seeks to obtain "best execution" -- the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Fund and its other clients. For most transactions in equity securities, the amount of commissions paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The manager may also place orders to buy and sell equity securities on a principal rather than agency basis if the manager believes that trading on a principal basis will provide best execution. Orders for fixed income securities are ordinarily placed with market makers on a net basis, without any brokerage commissions. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price.


The manager may cause the Funds to pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the manager may use soft dollars to acquire both proprietary and third party research.

The research services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Funds. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the manager's research activities in providing investment advice to the Funds.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.


Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the Financial Industry Regulatory Authority, it may sometimes receive certain fees when the Funds tender portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Funds, any portfolio securities tendered by the Funds will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.


If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.


For the last two fiscal years ended December 31, the Funds did not pay any brokerage commissions.

As of December 31, 2007, the Funds did not own securities of their regular broker-dealers.


-------------------------------------------------------------------------------
DISTRIBUTIONS AND TAXES

THE FOLLOWING RULES APPLY TO THE FUNDS AND THEIR SHAREHOLDERS. WHERE NOTED, THE TAX CHARACTERISTICS OF THE UNDERLYING FUNDS ARE ALSO DISCUSSED AS THESE CHARACTERISTICS MAY BE PASSED THROUGH TO THE FUNDS AND THEIR SHAREHOLDERS.

MULTICLASS DISTRIBUTIONS Each Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.


DISTRIBUTIONS OF NET INVESTMENT INCOME Each underlying fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the underlying fund, constitutes the fund's net investment income from which dividends may be paid to your Fund, and, in turn, to you. If you are a taxable investor, any income dividends (other than qualified dividends) a Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.


DISTRIBUTIONS OF CAPITAL GAINS An underlying fund may realize capital gains and losses on the sale of its portfolio securities. It may distribute any net capital gains to your Fund, and your Fund may, in turn, distribute to you any net capital gains that it receives.


Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (0% for individuals in the 10% and 15% federal income tax brackets for gains realized in 2008 through 2010). These reduced rates of taxation of capital gain dividends and net long-term capital gains are now scheduled to sunset on December 31, 2010, unless extended or made permanent before that date.

RETURNS OF CAPITAL If a Fund's distributions exceed its taxable income and realized capital gains for a taxable year, all or a portion of the distributions made in that taxable year may be characterized as a return of capital to you. A return of capital distribution will generally not be taxable, but will reduce the cost basis that you have in your Fund shares and will result in a higher capital gain or in a lower capital loss when you sell your shares. Any return of capital in excess of the basis in your Fund shares, however, will be taxable as a capital gain.


INVESTMENTS IN FOREIGN SECURITIES The next five paragraphs describe tax considerations that are applicable to an underlying fund's investments in foreign securities, and, in turn, to the pass through of the tax characteristics of these investments to your Fund and to you.

EFFECT OF FOREIGN WITHHOLDING TAXES. An underlying fund may be subject to foreign withholding taxes on income from certain investments in foreign securities. This, in turn, could reduce the fund's income dividends paid to your Fund, and, in turn, to you.


EFFECT OF FOREIGN DEBT INVESTMENTS ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by an underlying fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to your Fund as ordinary income, and any losses reduce the underlying fund's ordinary income otherwise available for distribution to your Fund. THIS TREATMENT COULD INCREASE OR DECREASE THE UNDERLYING FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOUR FUND, AND, IN TURN, TO YOU, AND MAY CAUSE SOME OR ALL OF EITHER THE UNDERLYING FUND'S OR YOUR FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL.

PFIC SECURITIES. An underlying fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each underlying fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the underlying fund is required to distribute to your Fund, even though it has not sold the securities. If an underlying fund is unable to identify an investment as a PFIC security and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the sale of the PFIC shares even if such income is distributed to you as a taxable dividend. Additional charges in the nature of interest may be imposed on the Fund on any deferred taxes arising from such income or gains.

You should also be aware that an underlying fund's designation of a foreign security as a PFIC security will cause the income dividends of any designated securities to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will NOT qualify for the reduced rate of taxation on qualified dividends when distributed to your Fund by the underlying fund, and, in turn, to you by your Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, a Fund may designate and distribute to you, as an ordinary income, qualified dividend (if a U.S. investor), or capital gain dividend (a distribution of net long-term capital gains), a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). Each has qualified as a regulated investment company for its most recent fiscal year, and each intends to continue to qualify during the current fiscal year. As a regulated investment company, each Fund generally pays no federal income tax on the income and gains it distributes to you. The board of trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS


REQUIRED DISTRIBUTIONS. To avoid federal excise taxes, the Code requires each Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the 12-month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.


TAX REPORTING FOR INCOME AND EXCISE TAX YEARS. Because the periods for measuring a regulated investment company's income are different for income (determined on a fiscal year basis) and excise tax years (determined as noted above), special rules are required to calculate the amount of income earned in each period, and the amount of earnings and profits needed to support that income. For example, if a Fund uses the excise tax period ending on October 31 as the measuring period for calculating and paying out capital gain net income and realizes a net capital loss between November 1 and the end of the Fund's fiscal year, it will likely have insufficient earnings and profits for its taxable year to support its required excise tax distribution. Accordingly, the Fund is permitted to elect to treat its realized capital loss (its "post-October loss") as occurring on the first day of its next fiscal year. Because these rules are not entirely clear, a Fund may be required to interpret the post-October loss and other rules relating to these different year-ends to determine its taxable income and capital gains. The Fund's reporting of income and its allocation between different taxable and excise tax years may be challenged by the Internal Revenue Service (IRS), possibly resulting in adjustments in the income reported by the Fund on its tax returns and/or by the Fund to you on your year-end tax statements.


SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

DEFERRAL OF BASIS. (CLASS A ONLY) In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
o You sell some or all of your original shares within 90 days of their purchase, and
o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.


TAX CERTIFICATION AND BACKUP WITHHOLDING Tax laws require that you certify your tax information when you become an investor in a Fund. For U.S. residents and resident aliens, this certification is made on IRS Form W-9. Under these laws, each Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o provide your correct Social Security or taxpayer identification number,

o certify that this number is correct,
o certify that you are not subject to backup withholding, and
o certify that you are a U.S. person (including a U.S. resident alien).


Each Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.


Non-U.S. investors have special U.S. tax certification requirements. See the section below entitled "Tax certification and backup withholding as applied to non-U.S. investors."


U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDENDS For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividend income eligible for taxation at the 15% long-term capital gain rate (0% for individuals in the 10% and 15% federal rate brackets on qualified dividends earned by the Fund during 2008 through 2010).


Dividends earned on the following income sources will qualify for this treatment:
o     dividends paid by DOMESTIC corporations, and
o     dividends paid by qualified FOREIGN corporations, including:
-     corporations incorporated in a possession of the U.S.,
- corporations eligible for benefits of a comprehensive income tax treaty with the United States that the Treasury Department determines is satisfactory (including an exchange of information program), and
- corporations whose stock is readily tradable on an established securities market in the United States.


Dividends from an underlying fund's investment in corporations exempt from tax, passive foreign investment companies (PFICs), unqualified foreign corporations, and dividends paid from interest earned by an underlying fund on debt securities generally will not qualify for this favorable tax treatment. An underlying fund may have a principal investment goal to earn a high level of income on fixed income securities, or it may currently have a substantial percentage of its investment assets in debt securities. If this is the case, it is anticipated that the percentage of qualified dividend income paid by the underlying fund to your Fund, and, in turn, to you will be quite small.

The underlying funds, your Fund and you must each meet certain holding period requirements to qualify your Fund dividends for this treatment. Specifically, the underlying funds must hold their equity stock investments and your Fund must hold its investment in the securities of the underlying fund for at least 61 days during the 121-day period beginning 60 days before each security becomes ex-dividend. Similarly, you must hold your investment in your Fund shares for at least 61 days during the 121-day period beginning 60 days before your Fund's shares go ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.


While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, each underlying fund, and your Fund, in turn, will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of either an underlying fund's or your Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.



SUNSETTING OF PROVISIONS. The special provisions dealing with qualified dividend income, and the reduced rate of taxation of long-term capital gains that were adopted as part of the 2003 Tax Act and that have been recently extended by the 2005 Tax Increase Prevention and Reconciliation Act (2005 Tax Act) are scheduled to sunset on December 31, 2010, unless extended or made permanent before that date. If the 2003 Tax Act changes as extended in 2005 do sunset in 2010, the rules on taxation of CAPITAL GAINS that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2011 and later years.


DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. To the extent that each underlying fund designates its dividends as qualifying for this deduction, and your Fund designates its dividends as qualifying, you may be allowed to deduct these dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

INVESTMENT IN COMPLEX SECURITIES The underlying funds may invest in complex securities that could require each underlying fund to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments, and the amount, timing and/or tax character of income and gains it distributes to your Fund, and your Fund distributes to you.


These rules could have the following effects:

o They could determine whether gains or losses recognized by the underlying funds are treated as ordinary income or capital gain.

o They could accelerate the recognition of income to the underlying fund (possibly causing the fund to sell securities to raise cash for necessary distributions), and

o They could defer the underlying funds' ability to recognize losses.

THESE RULES COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY AN UNDERLYING FUND AND DISTRIBUTED TO YOUR FUND, AND, IN TURN, TO YOU.

A detailed discussion of the tax rules that apply to any underlying fund's potential or actual investment in complex securities are discussed in the Statement of Additional Information for each underlying fund.


EXCESS INCLUSION INCOME OF CERTAIN TAX-EXEMPT SHAREHOLDERS FROM AN INVESTMENT BY AN UNDERLYING FUND, AND INDIRECTLY BY A FUND, IN REITS AND REMIC RESIDUAL INTERESTS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements (401(k)s) and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (UBTI). Under current law, an underlying fund serves to block UBTI from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if: (i) an underlying fund invests in a residual interest in a real estate mortgage investment conduit (REMIC) or in a Real Estate Investment Trust (REIT) that holds a REMIC residual interest (income that is attributable to these residual interests is referred to in the Code as an "excess inclusion income") and that excess inclusion income is passed through to your Fund, or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code
Section 514(b). In addition, if a REIT, that issues debt securities with more than one maturity, owns a "taxable mortgage pool" within the meaning of Code
Section 7701(i) as a portion of the REIT's assets, or as a REIT subsidiary, then a portion of the REIT's income may be treated as if it were an excess inclusion from a REMIC. This income generally is required to be allocated by an underlying fund to your Fund, and, in turn, to you in proportion to the dividends paid to your Fund and to you with the same tax consequences as if you received the excess inclusion income directly. If you are a tax-exempt shareholder, this excess inclusion income may have a tax consequence to you.

Tax-exempt shareholders should talk to their tax advisors about the implications of these rules on their separate tax situations.

NON-U.S. INVESTORS Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of appropriate forms to certify their foreign status and to claim any applicable treaty benefits to which they are entitled.

IN GENERAL. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund, subject to an exemption for dividends designated as capital gain dividends as described below. Other exemptions from withholding for short-term capital gain dividends and interest-related dividends previously available have generally expired except as described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

CAPITAL GAIN DISTRIBUTIONS. Dividends designated by a Fund as a distribution from long-term capital gains (a capital gain dividend or distribution) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

SHORT-TERM CAPITAL GAIN DIVIDENDS. Net short-term capital gains earned by an underlying fund on or before December 31, 2007 (if it is a calendar year fund) or in 2008 (if it is a fiscal year fund) and distributed to your Fund, and, in turn, to you are not subject to U.S. nonresident alien withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Capital gain distributions and short-term capital gain dividends will be subject to withholding if these capital gains are realized on the disposition of a U.S. real property interest. See the discussion below under "Investments" in U.S. real property."

INTEREST-RELATED DIVIDENDS. Interest-related dividends designated and paid from qualified net interest income earned by an underlying fund on or before December 31, 2007 (if it is a calendar year fund) or in 2008 (if it is a fiscal year fund) and distributed to your Fund, and, in turn, to you, are not subject to U.S. withholding tax. Each underlying fund's qualified net interest income equals the fund's qualified interest income less allocable expenses. "Qualified interest income" includes, in general, the sum of a fund's U.S. source: i) bank deposit interest, ii) short-term original discount, iii) interest (including original issue discount, market discount and acquisition discount) on an obligation in registered form (unless it is earned on an obligation issued by a corporation or partnership in which an underlying fund is a 10% shareholder or partner), and iv) any interest-related dividend passed through from another regulated investment company. Interest-related dividends and net short-term capital gains will be passed through from each underlying fund to your Fund, and, in turn, will be distributed by your Fund to you.

On any payment date, the amount of an income dividend that is designated by a Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund's qualified interest income for its entire calendar year, which can only be determined with exactness at the calendar year end. As a consequence, a Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

LIMITATIONS ON TAX REPORTING FOR INTEREST-RELATED DIVIDENDS AND SHORT-TERM CAPITAL GAIN DIVIDENDS FOR NON-U.S. INVESTORS. It may not be practical in every case for a Fund to designate, and each Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, a Fund's designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. When a Fund has designated interest-related or short-term capital gain dividends, this information will be available by calling Institutional Services at 1-800/321-8563 or through a Customer Service Representative at Franklin Templeton Investments at 1-800/DIAL BEN.

OTHER INCOME DIVIDENDS AND EFFECTIVELY CONNECTED INCOME. Income dividends paid by a Fund to non-U.S. investors on the income earned on the portfolio investments of its underlying funds in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax at a 30% or lower treaty rate. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

U.S. ESTATE TAX. An individual who is a non-U.S. investor will still be subject to U.S. federal estate tax on the value of Fund shares that they own at the time of death, unless an exemption applies due to a treaty between their country and the U.S. Even if a treaty exemption is available, a decedent's estate may nevertheless be required to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) on which a U.S. federal tax lien has been released, and is required before a Fund can release a nonresident alien decedent's investment in the Fund to his or her estate. For estates with U.S. situs assets of not more than $60,000 (there exists a statutory estate tax credit for this amount of property), a Fund may accept, in lieu of a federal transfer certificate, an affidavit from the executor of the estate or other authorized individual evidencing that the U.S. situs assets are at or below this threshold amount. Transfers by gift of shares of a Fund by a non-U.S. investor who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. investor entitled to claim the benefits of a treaty between their country and the U.S. may be different from the consequences described above. Non-U.S. investors should consult with their own tax advisers on their estate tax consequences from an investment in a Fund.

TAX CERTIFICATION AND BACKUP WITHHOLDING AS APPLIED TO NON-U.S. INVESTORS. Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding (at a rate of 28%), and if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor's country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise a Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.

SUNSETTING OF PROVISIONS. The provisions dealing with interest-related dividends and short-term capital gain dividends that are discussed above sunset FOR EACH UNDERLYING FUND WITH THE END ITS FISCAL YEAR ON DECEMBER 31, 2007 (IF IT IS A CALENDAR YEAR FUND) OR IN 2008 (IF IT IS A FISCAL YEAR fund). For each underlying fund, qualified interest income and net short-term capital gains realized by the underlying fund on or before this date, designated as such by the fund, and paid to a Fund in 2008 will continue to qualify as interest-related or short-term capital gain dividends. Dividends paid by your Fund out of these underlying fund dividends will continue to be exempt from nonresident withholding when paid to you. It is possible that the U.S. Congress will act and the President will sign in 2008 or early 2009 new legislation providing for an extension of these provisions into 2008 and subsequent years that will provide for an extension of these exemptions from withholding. However, until or unless this legislation is enacted, distributions of interest income and net short-term capital gains earned by an underlying fund after the end of calendar year 2007 (if it is a calendar year fund) or the end of its fiscal year ending in 2008 (if it is a fiscal year fund) will no longer be qualified dividends and will again be subject to nonresident alien withholding when distributed by your Fund to you. See your personal tax advisor for more information about these provisions.

INVESTMENTS IN U.S. REAL PROPERTY. Each underlying fund may invest in equity securities of corporations that invest in U.S. real property, including REITs. The sale of a U.S. real property interest (USRPI) by a REIT, or by a U.S. real property holding corporation in which an underlying fund invests, may trigger special tax consequences to the Fund's non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC) received from a REIT if all of the following requirements are met:

o The RIC is classified as a qualified investment entity. A RIC is classified as a "qualified investment entity" with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a REIT if, in general, more than 50% of the RIC's assets consists of interests in REITs and U.S. real property holding corporations, and

o You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.

If these conditions are met, such fund distributions to your Fund are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35% when distributed to you, and requiring that you file a nonresident U.S. income tax return. Even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends rather than as a capital gain dividend (a distribution of long-term capital gains) or a short-term capital gain dividend subject to withholding at the 30% or lower treaty withholding rate.

Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests (through its investment in the underlying funds), none expects that either gain on the sale or redemption of Fund shares or Fund dividends and distributions should be subject to FIRPTA reporting and tax withholding.

U.S. TREASURY CIRCULAR 230 NOTICE This discussion of "Distributions and Taxes" is not intended or written to be used, and cannot be used, by you for the purpose of avoiding any penalties that may be imposed by the Internal Revenue Service. It is not written as tax advice, and does not purport to deal with all of the federal, state or foreign tax consequences that may be applicable to your investment in a Fund. You should consult your personal tax advisor for advice on these consequences.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

The Funds are diversified series of Franklin Templeton Fund Allocator Series (the Trust), an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware statutory trust (a form of entity formerly known as a business trust) on October 2, 1995, and is registered with the SEC.

Each Fund currently offers four classes of shares, Class A, Class C, Class R and Advisor Class. The Funds may offer additional classes of shares in the future. The full title of each class is:


o Franklin Templeton 2015 Retirement Target Fund - Class A
o Franklin Templeton 2015 Retirement Target Fund - Class C
o Franklin Templeton 2015 Retirement Target Fund - Class R
o Franklin Templeton 2015 Retirement Target Fund - Advisor Class

o Franklin Templeton 2025 Retirement Target Fund - Class A
o Franklin Templeton 2025 Retirement Target Fund - Class C
o Franklin Templeton 2025 Retirement Target Fund - Class R
o Franklin Templeton 2025 Retirement Target Fund - Advisor Class

o Franklin Templeton 2035 Retirement Target Fund - Class A
o Franklin Templeton 2035 Retirement Target Fund - Class C
o Franklin Templeton 2035 Retirement Target Fund - Class R
o Franklin Templeton 2035 Retirement Target Fund - Advisor Class

o Franklin Templeton 2045 Retirement Target Fund - Class A
o Franklin Templeton 2045 Retirement Target Fund - Class C
o Franklin Templeton 2045 Retirement Target Fund - Class R
o Franklin Templeton 2045 Retirement Target Fund - Advisor Class

Shares of each class represent proportionate interests in each Fund's assets. On matters that affect each Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.


The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval.

As of April 1, 2008, the principal shareholders of the Funds, beneficial or of record, were:

NAME AND ADDRESS                    SHARE CLASS     PERCENTAGE (%)
--------------------------------------------------------------------
2015 TARGET FUND
Franklin Advisers, Inc.(1)               A              13.46
One Franklin Parkway
San Mateo, CA 94403-1906

MG Trust Company Cust. FBO               A              11.56
Grand Isle Shipyard Inc.
700 17th Street, Suite 300
Denver, CO  80202-3531

2025 TARGET FUND
Franklin Advisers, Inc.(1)               A              10.52
One Franklin Parkway
San Mateo, CA 94403-1906

MG Trust Company Cust. FBO               A              13.14
Grand Isle Shipyard Inc.
700 17th Street, Suite 300
Denver, CO  80202-3531

NFS LLC FEBO WW Financial                A               5.52
Services Inc.
Delta Towing Retirement Plan
Reliance Trust Company TTEE.
P.O. Box 310 Galliano, LA 70354

2035 TARGET FUND
Franklin Advisers, Inc.(1)               A              20.24
One Franklin Parkway
San Mateo, CA 94403-1906

MG Trust Company Cust. FBO Grand         A              15.23
Isle Shipyard Inc.
700 17th Street, Suite 300
Denver, CO  80202

2045 TARGET FUND
Franklin Advisers, Inc.(1)               A              34.01
One Franklin Parkway
San Mateo, CA 94403-1906

MG Trust Company Cust. FBO               A               6.66
Grand Isle Shipyard Inc.
700 17th Street, Suite 300
Denver, CO  80202

1. Franklin Advisers, Inc. (Advisers) is a California corporation and is wholly owned by Franklin Resources, Inc. (Resources).

Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or trustees of the Trust, may be considered beneficial holders of the Fund shares held by Advisers. As principal shareholders of Resources, they may be able to control the voting of Advisers' shares of the Funds.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of April 1, 2008, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund and class. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of a Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of a Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INVESTMENT BY ASSET ALLOCATORS Each Fund permits investment in the Fund by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in a Fund. As a result of adjustments in such asset allocation decisions, the Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. Each Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, the Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Fund's manager or transfer agent, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither the Fund, nor its investment manager nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.

INITIAL SALES CHARGES The maximum initial sales charge is 5.75% for Class A. There is no initial sales charge for Class C, Class R and Advisor Class.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the LOI section of your account application. An LOI is a commitment by you to invest a specified dollar amount during a 13-month period. The amount you agree to invest determines the sales charge you pay. By completing the LOI section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve approximately 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with a Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. If you file your LOI with a Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.


Your holdings in Franklin Templeton funds acquired before you filed your LOI will be counted towards the completion of the LOI.


If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct.


If the amount of your total purchases is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.


For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 90 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from the sale of Class A shares of any of the Franklin Templeton Investment Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Franklin Templeton Investment Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 90 days from the date they are redeemed from the money fund.

WAIVERS FOR CERTAIN INVESTORS. The following investors or investments may qualify to buy Class A shares without an initial sales charge or CDSC due to anticipated economies in sales efforts and expenses, including:

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you.

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer


o Current and former officers, trustees, directors, full-time employees (and, in each case, their family members) of both Franklin Templeton Investments and Franklin Templeton funds, consistent with our then-current policies


o Current partners of law firms that currently provide legal counsel to the funds, Resources or its affiliates

o  Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.:
   (1) under an advisory agreement (including sub-advisory agreements); and/or
   (2) as Trustee of an inter vivos or testamentary trust

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code, as amended

o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below


o Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets

o Shares acquired by a financial intermediary that the intermediary holds, directly or indirectly, on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with any broker-dealer, trust company or registered investment advisor (RIA), whether or not affiliated with the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares


RETIREMENT PLANS. Class A shares at NAV are available for:

o  Employer Sponsored Retirement Plans with assets of $1 million or more; or

o Investors who open an IRA with proceeds rolled over directly from an Employer Sponsored Retirement Plan (the Plan) if the IRA is a "Common Platform IRA." An IRA is a Common Platform IRA if (i) the IRA custodian or recordkeeper, or one of its affiliates, is the recordkeeper for the Plan at the time the IRA is opened; and (ii) current agreements with the Fund, or its agent, make Franklin Templeton fund shares available to both the Plan and the IRA investor; or


o Investors who open an IRA as a spousal rollover or a QDRO if opened with proceeds from a "Former DCS Plan" and/or a plan for which FTB&T is trustee; or

o Investors who open a Franklin Templeton IRA prior to November 1, 2012 with proceeds rolled over directly from a "Former DCS Plan."


A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.


A "Former DCS Plan" is an Employer Sponsored Retirement Plan that transferred participant level recordkeeping from the DCS Division of Franklin Templeton Investor Services, LLC to Great-West Retirement Services(R) (GWRS) on November 2, 2007 and is a recordkeeping client of GWRS at the time of the rollover.


SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the Funds' shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The Funds' Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS          SALES CHARGE (%)
------------------------------------------------------------
Under $30,000                            3.0
$30,000 but less than $50,000            2.5
$50,000 but less than $100,000           2.0
$100,000 but less than $200,000          1.5
$200,000 but less than $400,000          1.0
$400,000 or more                         0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% on sales of $1 million or more but less than $4 million, plus 0.50% on sales of $4 million or more but less than $50 million, plus 0.25% on sales of $50 million or more.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under "The Underwriter - Distribution and service (12b-1) fees," Distributors and/or its non-fund affiliates may make the following additional payments out of their own assets to securities dealers that sell shares of Franklin Templeton funds:

MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event. Distributors will, on an annual basis, determine whether to continue such payments.

In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets respectively, of equity or fixed income funds attributable to that dealer, on an annual basis.


As noted below, Distributors may make additional payments to dealers, including dealers not listed below, related to ticket charges and various dealer-sponsored events intended to educate financial advisers and their clients about the Franklin Templeton funds. The following is a list of FINRA member broker-dealers (including their respective affiliates) receiving marketing support payments as of March 31, 2008:

Advantage Capital Corporation, A. G. Edwards & Sons, Inc., AIG Financial Advisors, Inc., American General Securities, Inc., American Portfolios Financial Services, Inc., Ameriprise Financial Services, Inc., Associated Securities Corp., AXA Advisors, LLC, Banc of America Investment Services, Inc., Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Chase Investment Services Corp., Comerica Securities, Inc., Commerce Brokerage Services, Inc., Compass Brokerage, Inc., CUNA Brokerage Services, Inc., CUSO Financial Services, L.P., Edward Jones, Fidelity Investments Institutional Services Company, Inc., Fifth Third Securities, Inc., Financial Network Investment Corporation, FSC Securities Corporation, First Command Financial Planning, Inc., Genworth Financial Securities Corp., Hornor, Townsend & Kent, Inc., HSBC Brokerage (USA), Inc., J.J.B. Hilliard, W.L. Lyons, Inc., IFC Holdings Inc. D/B/A INVEST Financial Corporation, ING Financial Partners, Inc., Investacorp, Inc., Investment Centers of America, Inc., Jefferson Pilot Securities Corporation, Legend Equities Corporation, Lincoln Financial Advisors Corp., Lincoln Investment Planning, Inc., LPL Financial Corporation, M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Morgan Keegan & Company, Inc., Morgan Stanley & Co., Incorporated, Multi-Financial Securities Corporation, Mutual Service Corporation, NatCity Investments, Inc., National Planning Corporation, PFS Investments, Inc., PrimeVest Financial Services, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets Corporation, Richard D. Schubert, Inc., Robert W. Baird & Co., Inc., Royal Alliance Associates, Inc., Securities America, Inc., Signator Investors, Inc., SII Investments, Inc., Smith Barney, Inc., SunTrust Investment Services, Inc., TFS Securities, Inc., The Investment Center, Inc., UBS Financial Services, Inc., UBS Global Asset Management (US) Inc., UnionBanc Investment Services, LLC, U.S. Bancorp Investments, Inc., Vanderbilt Securities, LLC, Wachovia Securities, LLC, Waterstone Financial Group, Inc., WaMu Investments, Inc. and Wells Fargo Investments, LLC.


Marketing support payments made to organizations located outside the U.S., with respect to investments in the Funds by non-U.S. persons, may exceed the above-stated limitation.

TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

OTHER PAYMENTS. From time to time, Distributors, at its expense, may make additional payments to dealers that sell or arrange for the sale of shares of the Funds. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, co-operative advertising, newsletters, and other dealer-sponsored events. These payments may vary depending upon the nature of the event, and can include travel expenses, such as lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting and due diligence trips.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.


Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the FINRA. Distributors makes payments for events it deems appropriate, subject to Distributors' guidelines and applicable law.


You should ask your dealer for information about any payments it receives from Distributors and any services provided.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A AND C If you invest any amount in Class C shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

CDSC WAIVERS. The CDSC for any share class generally will be waived for:


o Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.


o  Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the securities dealer of record received a payment from Distributors of 0.25% or less, or (ii) the securities dealer of record has entered into a supplemental agreement with Distributors

o Redemptions by the Fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o  Redemptions by Employer Sponsored Retirement Plans

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy or returns of excess contributions and earnings

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code of 1986, as amended

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, a Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from a Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. A Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn, if the Fund receives notification of the shareholder's death or incapacity, or if mail is returned to the Fund marked "unable to forward" by the postal service.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of a Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to a Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither a Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Funds, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Funds' investment minimums apply to each sub-account. The Funds will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Funds. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to a Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to a Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Funds permit the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees a Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, each Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should a Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

A Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for Franklin Templeton VIP ServicesTM which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Funds' shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Funds pay the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Funds for acting as underwriter of the Funds' Advisor Class shares.


The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Fund's Class A, C and R shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last two fiscal years ended December 31:

                                                        AMOUNT RECEIVED
                            TOTAL                        IN CONNECTION
                         COMMISSIONS   AMOUNT RETAINED        WITH
                         RECEIVED ($)  BY DISTRIBUTORS  REDEMPTIONS AND
                                             ($)        REPURCHASES ($)
 ------------------------------------------------------------------------
 2007
 2015 Target Fund           90,385         15,365              12
 2025 Target Fund          103,542         16,395              76
 2035 Target Fund           65,349          9,609              85
 2045 Target Fund           40,870          6,048              48
 2006(1)
 2015 Target Fund            6,316            881              -
 2025 Target Fund           16,409          2,676              -
 2035 Target Fund            3,383            478              -
 2045 Target Fund            4,360            581              -

1. For the period from August 1, 2006 through December 31, 2006.


Distributors may be entitled to payments from the Funds under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES - CLASS A, C AND R The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Funds and their shareholders. The plans are expected to, among other things, increase advertising of the Funds, encourage purchases of Fund shares and service to their shareholders, and increase or maintain assets of the Funds so that certain fixed expenses may be spread over a broader asset base, with a positive impact on per share expense ratios. In addition, a positive cash flow into the Funds is useful in managing the Funds because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Funds pay Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Funds, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); and the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class.


THE CLASS A, C AND R PLANS. Effective August 1, 2007, the board of trustees has set the Class A distribution and services fees paid by each Fund to Distributors at 0.30% per year of Class A's average daily net assets, out of which 0.25% may be paid for services to the shareholders (service fees). Each Fund pays Distributors up to 1% per year of Class C's average daily net assets, out of which 0.25% may be paid for service fees. For Class R shares, each Fund pays Distributors up to 0.50% per year of the class's average daily net assets. The Class C and R plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class C and R shares.

The Class A, C and R plans are compensation plans. They allow a Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Funds will not pay more than the maximum amount allowed under the plans.

Under the Class A plan, the amounts paid by the Funds pursuant to the plan for the fiscal year ended December 31, 2007 were:

                             2015       2025       2035      2045
                            TARGET     TARGET     TARGET    TARGET
                              FUND       FUND      FUND       FUND
                              ($)        ($)        ($)       ($)
----------------------------------------------------------------------
Advertising                       444        505       474        498
Printing and mailing               19         23        21         23
prospectuses
  other than to current
shareholders
Payments to underwriters          521      1,376       545        329
Payments to broker-dealers      6,737      8,753     4,835      4,209
Other                               -          -         -          -
                           -------------------------------------------
Total                           7,721     10,657     5,875      5,059
                           -------------------------------------------

Under the Class C plan, the amounts paid by the Funds pursuant to the plan for the fiscal year ended December 31, 2007, were:

                            2015       2025       2035      2045
                           TARGET     TARGET     TARGET    TARGET
                             FUND       FUND      FUND       FUND
                              ($)        ($)        ($)       ($)
----------------------------------------------------------------------
Advertising                    17         10        20         14
Printing and mailing            -          -         -          -
prospectuses
  other than to current
shareholders
Payments to underwriters       68         31        71         28
Payments to broker-dealers  4,841      3,006     2,559      1,327
Other                          -          -         -          -
                           -------------------------------------------
Total                       4,926      3,047     2,650      1,369
                           -------------------------------------------

Under the Class R plan, the amounts paid by the Funds pursuant to the plan for the fiscal year ended December 31, 2007, were:

                            2015       2025       2035      2045
                           TARGET     TARGET     TARGET    TARGET
                             FUND       FUND      FUND       FUND
                              ($)        ($)        ($)       ($)
----------------------------------------------------------------------
Advertising                     3          7        10         13
Printing and mailing            -          -         -          -
prospectuses
  other than to current
shareholders
Payments to underwriters        18         27       41         33
Payments to broker-dealers   1,620        273       394        231
Other                           -          -         -          -
                           -------------------------------------------
 Total                       1,641        307       445        277
                           -------------------------------------------


In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Funds, the manager or Distributors or other parties on behalf of the Funds, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------------------


Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Funds be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of shares quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund.

The following SEC formula is used to calculate these figures:


                                        n
                                  P(1+T) = ERV

where:

P   =      a hypothetical initial payment of $1,000
T   =      average annual total return
n   =      number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund.


The following SEC formula is used to calculate these figures:


                                       n
                                 P(1+T) = ATV
                                             D

where:

P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions) n = number of years
ATV
   D = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund.


The following SEC formula is used to calculate these figures:


                                       n
                                 P(1+T) = ATV
                                             DR

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return (after taxes on distributions and redemptions)
n    =     number of years
ATV
   DR= ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return.


VOLATILITY Occasionally statistics may be used to show the Funds' volatility or risk. Measures of volatility or risk are generally used to compare the Funds' net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Funds also may quote the performance of Class A shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Funds as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in a Fund cannot guarantee that these goals will be met.


Each Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 4 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $591 billion in assets under management for more than 7 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 115 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.


Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.








             FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
                       FILE NOS. 811-07851 &
                             333-13601

                             FORM N-1A

                              PART C
                         OTHER INFORMATION

ITEM 23.   EXHIBITS.

The following exhibits are incorporated by reference to the previously filed documents indicated below, except as noted:

      (a)  Agreement and Declaration of Trust

           (i)  Amended and Restated Agreement and Declaration of
                Trust of Franklin Templeton Fund Allocator Series dated May 21, 2007

           (ii) Certificate of Trust dated September 18, 1995
                Filing: Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: October 7, 1996

          (iii) Certificate of Amendment to the Certificate of Trust of Franklin Templeton Fund Manager dated September 17, 1996
                Filing: Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: October 7, 1996

      (b)  By-Laws

           (i) Amended and Restated By-Laws of Franklin Templeton Fund Allocator Series dated May 21, 2007

      (c)  Instruments Defining Rights of Security Holders

                Not Applicable

      (d)  Investment Advisory Contracts

           (i) Investment Advisory and Asset Allocation Agreement between Registrant, on behalf of Franklin
                Templeton Conservative Target Fund, Franklin
                Templeton Moderate Target Fund and Franklin
                Templeton Growth Target Fund, and Franklin
                Advisers, Inc. dated November 19, 1996
                Filing: Pre-Effective Amendment No. 2 to
                Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: December 27, 1996

           (ii) Investment Management and Asset Allocation Agreement between Registrant, on behalf of Franklin Templeton 2015 Retirement Target Fund, Franklin Templeton 2025 Retirement Target Fund, Franklin Templeton 2035 Retirement Target Fund and Franklin Templeton 2045 Retirement Target Fund, and Franklin Advisers, Inc. dated August 1, 2006
                Filing: Post-Effective Amendment No. 19 to
                Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: April 27, 2007

      (e)  Underwriting Contracts

           (i) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton
                Distributors, Inc. dated October 31, 2000
                Filing: Post-Effective Amendment No. 6 to
                Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: November 29, 2001

          (ii) Form of Selling Agreements between Franklin/Templeton Distributors, Inc. and Securities Dealers dated
                November 1, 2003
                Filing: Post-Effective Amendment No. 12 to
                Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: May 19, 2004

          (iii) Amendment dated May 15, 2006 to Form of Selling Agreements between Franklin/Templeton Distributors, Inc. and
                Securities Dealers dated November 1, 2003

      (f)  Bonus or Profit Sharing Contracts

                Not Applicable

      (g)  Custodian Agreements

           (i)  Master Custody Agreement between Registrant and
                Bank of New York dated February 16, 1996
                Filing: Pre-Effective Amendment No. 2 to
                Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: December 27, 1996

           (ii) Amendment dated May 7, 1997 to Master Custody
                Agreement between Registrant and Bank of New York
                Filing: Post-Effective Amendment No. 3 to
                Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: September 21, 1998

          (iii) Amendment dated February 27, 1998 to Master
                Custody Agreement between Registrant and Bank of
                New York
                Filing: Post-Effective Amendment No. 6 to
                Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: November 29, 2001

           (iv) Amendment dated May 16, 2001 to Master Custody
                Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 6 to
                Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: November 29, 2001

            (v) Amendment dated March 1, 2008 to Exhibit A of the
                Master Custody Agreement between the Registrant and Bank of New York dated February 16, 1996

           (vi) Amended and Restated Foreign Custody Manager
                Agreement between Registrant and Bank of New York made as of May 16, 2001
                Filing: Post-Effective Amendment No. 6 to
                Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: November 29, 2001

          (vii) Amendment dated March 1, 2008 to Schedule 1 of the Foreign Custody Manager Agreement

         (viii) Amendment dated March 19, 2007 to Schedule 2 of the Foreign Custody Manager Agreement
                Filing: Post-Effective Amendment No. 19 to
                Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: April 27, 2007

          (ix)  Terminal Link Agreement between Registrant and
                Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 1 to
                Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: June 30, 1997

      (h)  Other Material Contracts

           (i) Administration Agreement between Registrant, on behalf of Franklin Templeton Conservative Target Fund, Franklin Templeton Moderate Target Fund and Franklin Templeton Growth Target Fund, and Franklin Templeton Services, LLC dated January 1, 2001
                Filing: Post-Effective Amendment No. 6 to
                Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: November 29, 2001

           (ii) Fund Administration Agreement between Registrant, on behalf of Franklin Templeton Founding Funds
                Allocation Fund and Franklin Templeton Services,
                LLC dated April 4, 2008

          (iii) Fund Administration Agreement between Registrant, on behalf of Franklin Templeton Corefolio
                Allocation Fund and Franklin Templeton Services,
                LLC dated April 4, 2008

           (iv) Fund Administration Agreement between Registrant, on behalf of Franklin Templeton Perspectives
                Allocation Fund and Franklin Templeton Services,
                LLC dated April 4, 2008

            (v) Fund Administration Agreement between Registrant,
                on behalf of Franklin Templeton 2015 Retirement
                Target Fund, Franklin Templeton 2025 Retirement Target Fund, Franklin Templeton 2035 Retirement Target Fund and Franklin Templeton 2045 Retirement Target Fund, and Franklin Templeton Services, LLC dated August
                1, 2006
                Filing: Post-Effective Amendment No. 19 to
                Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: April 27, 2007

      (i)  Legal Opinion

           (i)  Opinion and Consent of Counsel dated September 15,
                1998
                Filing: Post-Effective Amendment No. 3 to
                Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: September 21, 1998

      (j)  Other Opinions

           (i)  Consent of Independent Registered Public
                Accounting Firm

      (k)  Omitted Financial Statements

                Not Applicable

      (l)  Initial Capital Agreements

           (i)  Subscription Agreement between Registrant and
                Franklin Resources, Inc. dated December 19, 1996
                Filing: Pre-Effective Amendment No. 2 to
                Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: December 27, 1996

          (ii) Subscription Agreement between Registrant, on behalf of Franklin Templeton Corefolio Allocation Fund, and
                Franklin Resources, Inc. dated August 15, 2003
                Filing: Post-Effective Amendment No. 12 to
                Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: May 19, 2004

          (iii) Subscription Agreement between Registrant, on behalf of Franklin Templeton Founding Funds Allocation Fund, and Franklin Resources, Inc. dated August 15, 2003
                Filing: Post-Effective Amendment No. 12 to
                Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: May 19, 2004

          (iv) Subscription Agreement between Registrant, on behalf of Franklin Templeton Perspectives Allocation Fund, and Franklin Resources, Inc. dated August 2, 2004
                Filing: Post-Effective Amendment No. 13 to
                Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: November 24, 2004

      (m)  Rule 12b-1 Plan

           (i) Class A Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin Templeton Conservative Target Fund, Franklin Templeton Moderate Target Fund and Franklin Templeton Growth Target Fund, and Franklin/Templeton Distributors, Inc. dated December 31, 1996
                Filing: Pre-Effective Amendment No. 2 to
                Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: December 27, 1996

          (ii) Class B Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin Templeton
                Conservative Target Fund, Franklin Templeton
                Moderate Target Fund and Franklin Templeton Growth Target Fund, and Franklin/ Templeton Distributors,
                Inc. dated December 1, 2003
                Filing: Post-Effective Amendment No. 17 to
                Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: May 16, 2006

          (iii) Class C Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin Templeton Conservative Target Fund, Franklin Templeton Moderate Target Fund and Franklin Templeton Growth Target Fund, and Franklin/Templeton Distributors, Inc. dated October 31, 2000
                Filing: Post-Effective Amendment No. 6 to
                Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: November 29, 2001

           (iv) Class R Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin Templeton Conservative Target Fund, Franklin Templeton Moderate Target Fund and Franklin Templeton Growth Target Fund, and Franklin/Templeton Distributors, Inc. dated January 1, 2002
                Filing: Post-Effective Amendment No. 7 to
                Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: December 19, 2001

            (v) Class A Distribution Plan pursuant to Rule 12b-1
                between Registrant, on behalf of Franklin
                Templeton Corefolio Allocation Fund and Franklin Templeton Founding Funds Allocation Fund, and Franklin/Templeton Distributors, Inc. dated August 15, 2003
                Filing: Post-Effective Amendment No. 17 to
                Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: May 16, 2006

           (vi) Class B Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin Templeton Corefolio Allocation Fund and Franklin Templeton Founding Funds Allocation Fund, and Franklin/Templeton Distributors, Inc. dated August 15, 2003
                Filing: Post-Effective Amendment No. 12 to
                Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: May 19, 2004

          (vii) Class C Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin Templeton Corefolio Allocation Fund and Franklin Templeton Founding Funds Allocation Fund, and Franklin/Templeton Distributors, Inc. dated August 15, 2003
                Filing: Post-Effective Amendment No. 12 to
                Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: May 19, 2004

         (viii) Class R Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin Templeton Corefolio Allocation Fund and Franklin Templeton Founding Funds Allocation Fund, and Franklin/Templeton Distributors, Inc. dated August 15, 2003
                Filing: Post-Effective Amendment No. 12 to
                Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: May 19, 2004

          (ix) Class A Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin Templeton
                Perspectives Allocation Fund, and
                Franklin/Templeton Distributors, Inc. dated August
                2, 2004
                Filing: Post-Effective Amendment No. 13 to
                Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: November 24, 2004

           (x) Class C Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin Templeton
                Perspectives Allocation Fund, and
                Franklin/Templeton Distributors, Inc. dated August
                2, 2004
                Filing: Post-Effective Amendment No. 13 to
                Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: November 24, 2004

          (xi) Class R Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin Templeton
                Perspectives Allocation Fund, and
                Franklin/Templeton Distributors, Inc. dated August
                2, 2004
                Filing: Post-Effective Amendment No. 13 to
                Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: November 24, 2004

          (xii) Class A Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin Templeton 2015
                Retirement Target Fund, Franklin Templeton 2025
                Retirement Target Fund, Franklin Templeton 2035
                Retirement Target Fund and Franklin Templeton 2045 Retirement Target Fund, and Franklin/Templeton
                Distributors, Inc. dated August 1, 2006
                Filing: Post-Effective Amendment No. 19 to
                Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: April 27, 2007

        (xiii) Class C Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin Templeton 2015 Retirement Target Fund, Franklin Templeton 2025 Retirement Target Fund, Franklin Templeton 2035 Retirement Target Fund and Franklin Templeton 2045 Retirement Target Fund, and Franklin/Templeton Distributors, Inc. dated August 1, 2006
                Filing: Post-Effective Amendment No. 19 to
                Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: April 27, 2007

          (xiv) Class R Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin Templeton 2015
                Retirement Target Fund, Franklin Templeton 2025
                Retirement Target Fund, Franklin Templeton 2035
                Retirement Target Fund and Franklin Templeton 2045 Retirement Target Fund, and Franklin/Templeton
                Distributors, Inc. dated August 1, 2006
                Filing: Post-Effective Amendment No. 19 to
                Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: April 27, 2007

      (n)   Rule 18f-3 Plan

           (i)  Multiple Class Plan for Franklin Templeton
                Corefolio Allocation Fund and Franklin Templeton
                Founding Funds Allocation Fund dated November, 18,
                2003
                Filing: Post-Effective Amendment No. 17 to
                Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: May 16, 2006

          (ii) Multiple Class Plan for Franklin Templeton Conservative Target Fund, Franklin Templeton Growth Target Fund and Franklin Templeton Moderate Target Fund dated
                November 18, 2003
                Filing: Post-Effective Amendment No. 17 to
                Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: May 16, 2006

          (iii) Multiple Class Plan for Franklin Templeton
                Perspectives Allocation Fund dated July 15, 2004
                Filing: Post-Effective Amendment No. 13 to
                Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: November 24, 2004

          (iv) Multiple Class Plan for Franklin Templeton 2015 Retirement Target Fund, Franklin Templeton 2025 Retirement Target Fund, Franklin Templeton 2035 Retirement Target Fund and Franklin Templeton 2045 Retirement Target Fund dated May 10, 2006
                Filing: Post-Effective Amendment No. 19 to
                Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: April 27, 2007

      (p)  Code of Ethics

           (i)   Code of Ethics dated May, 2007

      (q)  Power of Attorney

           (i)  Power of Attorney dated February 25, 2008


ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
           REGISTRANT

           None

ITEM 25.   INDEMNIFICATION

      The Amended and Restated Agreement and Declaration of Trust (the "Declaration") provides that any person who is or was a Trustee, officer, employee or other agent, including the underwriter, of such Trust shall be liable to the Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person (such conduct referred to herein as Disqualifying Conduct) and for nothing else. Except in these instances and to the fullest extent that limitations of liability of agents are permitted by the Delaware Statutory Trust Act (the "Delaware Act"), these Agents (as defined in the Declaration) shall not be responsible or liable for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter. Moreover, except and to the extent provided in these instances, none of these Agents, when acting in their respective capacity as such, shall be personally liable to any other person, other than such Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.

      The Trust shall indemnify, out of its property, to the fullest extent permitted under applicable law, any of the persons who was or is a party, or is threatened to be made a party to any Proceeding (as defined in the Declaration) because the person is or was an Agent of such Trust. These persons shall be indemnified against any Expenses (as defined in the Declaration), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the Proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the person's conduct was unlawful. There shall nonetheless be no indemnification for a person's own Disqualifying Conduct.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Trust may be required, unless in the opinion of its counsel the matter has been settled by controlling precedent, to submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

      The officers and directors of Franklin Advisers, Inc. (Advisers), the Franklin Templeton Conservative Moderate Target Fund,
      Franklin Templeton Moderate Target Fund and Franklin Templeton
      Growth Target Fund, Franklin Templeton 2015 Retirement Target
      Fund, Franklin Templeton 2025 Retirement Target Fund, Franklin Templeton 2035 Retirement Target Fund and Franklin Templeton 2045 Retirement Target Fund's manager, also serve as officers and/or directors/trustees for (1) Advisers' corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in Franklin Templeton Investments. For additional information please see Part
      B and Schedules A and D of Form ADV of Advisers (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of Advisers and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 27.   PRINCIPAL UNDERWRITERS

      (a) Franklin/Templeton Distributors, Inc. (Distributors), also acts as principal underwriter of shares of:

      Franklin California Tax-Free Income Fund
      Franklin California Tax-Free Trust
      Franklin Capital Growth Fund
      Franklin Custodian Funds
      Franklin Federal Tax-Free Income Fund
      Franklin Global Trust
      Franklin Gold and Precious Metals Fund
      Franklin High Income Trust
      Franklin Investors Securities Trust
      Franklin Managed Trust
      Franklin Money Fund
      Franklin Municipal Securities Trust
      Franklin Mutual Recovery Fund
      Franklin Mutual Series Funds
      Franklin New York Tax-Free Income Fund
      Franklin New York Tax-Free Trust
      Franklin Real Estate Securities Trust
      Franklin Strategic Mortgage Portfolio
      Franklin Strategic Series
      Franklin Tax-Exempt Money Fund
      Franklin Tax-Free Trust
      Franklin Templeton Global Trust
      Franklin Templeton International Trust
      Franklin Templeton Money Fund Trust
      Franklin Value Investors Trust
      Franklin Templeton Variable Insurance Products Trust
      Institutional Fiduciary Trust

      Templeton China World Fund
      Templeton Developing Markets Trust
      Templeton Funds
      Templeton Global Investment Trust
      Templeton Global Opportunities Trust
      Templeton Global Smaller Companies Fund
      Templeton Growth Fund, Inc.
      Templeton Income Trust
      Templeton Institutional Funds

      (b) The information required by this Item 27 with respect to each director and officer of Distributors is incorporated by reference to Part B of this Form N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 008-05889).

      (c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS

      The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are kept by the Fund at One Franklin Parkway, San Mateo, CA 94403-1906 or its shareholder services agent, Franklin Templeton Investor Services LLC, at 3344 Quality Drive, Rancho Cordova, CA 95670-7313.

ITEM 29.   MANAGEMENT SERVICES

      There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30.   UNDERTAKINGS

      Not Applicable

                               SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 25th day of April, 2008.


                               FRANKLIN TEMPLETON FUND ALLOCATOR
                               SERIES
                               (Registrant)

                               By:
                                    /s/ DAVID P. GOSS
                                    David P. Goss
                                    Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

RUPERT H. JOHNSON, JR.*          Chief Executive
Rupert H. Johnson, Jr.           Officer-Investment Management
                                 Dated: April 25, 2008

GALEN G. VETTER*                 Chief Executive Officer-Finance
Galen Vetter                     and Administration
                                 Dated: April 25, 2008

LAURA F. FERGERSON*              Chief Financial Officer and
Laura F. Fergerson               Chief Accounting Officer
                                 Dated: April 25, 2008

HARRIS J. ASHTON*                Trustee
Harris J. Ashton                 Dated: April 25, 2008

ROBERT F. CARLSON*               Trustee
Robert F. Carlson                Dated: April 25, 2008

SAM GINN*                        Trustee
Sam Ginn                         Dated: April 25, 2008

EDITH E. HOLIDAY*                Trustee
Edith E. Holiday                 Dated: April 25, 2008

CHARLES B. JOHNSON*              Trustee
Charles B. Johnson               Dated: April 25, 2008

GREGORY E. JOHNSON*              Trustee
Gregory E. Johnson               Dated: April 25, 2008

FRANK W.T. LAHAYE*               Trustee
Frank W.T. LaHaye                Dated: April 25, 2008

FRANK A. OLSON*                  Trustee
Frank A. Olson                   Dated: April 25, 2008

LARRY D. THOMPSON*               Trustee
Larry D. Thompson                Dated: April 25, 2008

JOHN B. WILSON*                  Trustee
John B. Wilson                   Dated: April 25, 2008


*By:
      /s/ DAVID P. GOSS
      David P. Goss, Attorney-in-Fact
      (Pursuant to Power of Attorney filed herewith)


                FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
                      REGISTRATION STATEMENT
                           EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION                          LOCATION

EX-99.(a)(i)        Amended and Restated Agreement         Attached
                    and Declaration of Trust of
                    Franklin Templeton Fund Allocator
                    Series dated May 21, 2007

EX-99.(a)(ii)       Certificate of Trust dated September   *
                    18, 1995

EX-99.(a)(iii)      Certificate of Amendment to the        *
                    Certificate of Trust of Franklin
                    Templeton Fund Manager dated
                    September 17, 1996

EX-99.(b)(i)        Amended and Restated By-Laws of        Attached
                    Franklin Templeton Fund Allocator
                    Series dated May 21, 2007

EX-99.(d)(i)        Investment Advisory and Asset          *
                    Allocation Agreement between
                    Registrant, on behalf of Franklin
                    Templeton Conservative Target
                    Fund, Franklin Templeton Moderate
                    Target Fund and Franklin
                    Templeton Growth Target Fund, and
                    Franklin Advisers, Inc. dated
                    November 19, 1996

EX-99.(d)(ii)       Investment Management and Asset        *
                    Allocation Agreement between
                    Registrant, on behalf of Franklin
                    Templeton 2015 Retirement Target
                    Fund, Franklin Templeton 2025
                    Retirement Target Fund, Franklin
                    Templeton 2035 Retirement Target
                    Fund and Franklin Templeton 2045
                    Retirement Target Fund, and
                    Franklin Advisers, Inc. dated
                    August 1, 2006

EX-99.(e)(i)        Amended and Restated Distribution      *
                    Agreement between Registrant and
                    Franklin/Templeton Distributors,
                    Inc. dated October 31, 2000

EX-99.(e)(ii)       Form of Selling Agreements             *
                    between Franklin/Templeton
                    Distributors, Inc. and Securities
                    Dealers dated November 1, 2003

EX-99.(e)(iii)      Amendment dated May 15, 2006 to        Attached
                    Form of Selling Agreements
                    between Franklin/Templeton
                    Distributors, Inc. and Securities
                    Dealers dated November 1, 2003

EX-99.(g)(i)        Master Custody Agreement between       *
                    Registrant and Bank of New York
                    dated February 16, 1996

EX-99.(g)(ii)       Amendment dated May 7, 1997 to         *
                    Master Custody Agreement between
                    Registrant and Bank of New York

EX-99.(g)(iii)      Amendment dated February 27, 1998      *
                    to Master Custody Agreement
                    between Registrant and Bank of
                    New York

EX-99.(g)(iv)       Amendment dated May 16, 2001 to        *
                    Master Custody Agreement between
                    Registrant and Bank of New York
                    dated February 16, 1996

EX-99.(g)(v)        Amendment dated March 1, 2008 to       Attached
                    Exhibit A of the Master Custody
                    Agreement between the Registrant
                    and Bank of New York dated
                    February 16, 1996

EX-99.(g)(vi)       Amended and Restated Foreign           *
                    Custody Manager Agreement between
                    Registrant and Bank of New York
                    made as of May 16, 2001

EX-99.(g)(vii)      Amendment dated March 1, 2008 to       Attached
                    Schedule 1 of the Foreign Custody
                    Manager Agreement

EX-99.(g)(viii)     Amendment dated March 19, 2007 to      *
                    Schedule 2 of the Foreign Custody
                    Manager Agreement

EX-99.(g)(ix)       Terminal Link Agreement between        *
                    Registrant and Bank of New York
                    dated February 16, 1996

EX-99.(h)(i)        Administration Agreement between       *
                    Registrant, on behalf of Franklin
                    Templeton Conservative Target
                    Fund, Franklin Templeton Moderate
                    Target Fund and Franklin
                    Templeton Growth Target Fund, and
                    Franklin Templeton Services, LLC
                    dated January 1, 2001

EX-99.(h)(ii)       Fund Administration Agreement          Attached
                    between Registrant, on behalf of
                    Franklin Templeton Founding Funds
                    Allocation Fund and Franklin
                    Templeton Services, LLC dated
                    April 4, 2008

EX-99.(h)(iii)      Fund Administration Agreement          Attached
                    between Registrant, on behalf of
                    Franklin Templeton Corefolio
                    Allocation Fund and Franklin
                    Templeton Services, LLC dated
                    April 4, 2008

EX-99.(h)(iv)       Fund Administration Agreement          Attached
                    between Registrant, on behalf of
                    Franklin Templeton Perspectives
                    Allocation Fund and Franklin
                    Templeton Services, LLC dated
                    April 4, 2008

EX-99.(h)(v)        Administration Agreement between       *
                    Registrant, on behalf of Franklin
                    Templeton 2015 Retirement Target
                    Fund, Franklin Templeton 2025
                    Retirement Target Fund, Franklin
                    Templeton 2035 Retirement Target
                    Fund and Franklin Templeton 2045
                    Retirement Target Fund, and
                    Franklin Templeton Services, LLC
                    dated August 1, 2006

EX-99.(i)(i)        Opinion and Consent of Counsel         *
                    dated September 15, 1998

EX-99.(j)(i)        Consent of Independent Registered      Attached
                    Public Accounting Firm

EX-99.(l)(i)        Subscription Agreement between         *
                    Registrant and Franklin Resources,
                    Inc. dated December 19, 1996

EX-99.(l)(ii)       Subscription Agreement between         *
                    Registrant, on behalf of Franklin
                    Templeton Corefolio Allocation
                    Fund and Franklin Resources, Inc.
                    dated August 15, 2003

EX-99.(l)(iii)      Subscription Agreement between         *
                    Registrant, on behalf of Franklin
                    Templeton Founding Funds
                    Allocation Fund and Franklin
                    Resources, Inc. dated August 15,
                    2003

EX-99.(l)(iv)       Subscription Agreement between         *
                    Registrant, on behalf of Franklin
                    Templeton Perspectives Allocation
                    Fund, and Franklin Resources,
                    Inc. dated August 2, 2004

EX-99.(m)(i)        Class A Distribution Plan              *
                    pursuant to Rule 12b-1 between
                    Registrant, on behalf of Franklin
                    Templeton Conservative Target
                    Fund, Franklin Templeton Moderate
                    Target Fund and Franklin
                    Templeton Growth Target Fund, and
                    Franklin/Templeton Distributors,
                    Inc. dated December 31, 1996

EX-99.(m)(ii)       Class B Distribution Plan              *
                    pursuant to Rule 12b-1 between
                    Registrant, on behalf of Franklin
                    Templeton Conservative Target
                    Fund, Franklin Templeton Moderate
                    Target Fund and Franklin
                    Templeton Growth Target Fund, and
                    Franklin/Templeton Distributors,
                    Inc. dated December 1, 2003

EX-99.(m)(iii)      Class C Distribution Plan              *
                    pursuant to Rule 12b-1 between
                    Registrant, on behalf of Franklin
                    Templeton Conservative Target
                    Fund, Franklin Templeton Moderate
                    Target Fund and Franklin
                    Templeton Growth Target Fund, and
                    Franklin/Templeton Distributors,
                    Inc. dated October 31, 2000

EX-99.(m)(iv)       Class R Distribution Plan              *
                    pursuant to Rule 12b-1 between
                    Registrant, on behalf of Franklin
                    Templeton Conservative Target
                    Fund, Franklin Templeton Moderate
                    Target Fund and Franklin
                    Templeton Growth Target Fund, and
                    Franklin/Templeton Distributors,
                    Inc. dated January 1, 2002

EX-.99.(m)(v)       Class A Distribution Plan              *
                    pursuant to Rule 12b-1 between
                    Registrant, on behalf of Franklin
                    Templeton Corefolio Allocation
                    Fund and Franklin Templeton
                    Founding Funds Allocation Fund,
                    and Franklin/Templeton
                    Distributors, Inc. dated August
                    15, 2003

EX-99.(m)(vi)       Class B Distribution Plan              *
                    pursuant to Rule 12b-1 between
                    Registrant, on behalf of Franklin
                    Templeton Corefolio Allocation
                    Fund and Franklin Templeton
                    Founding Funds Allocation Fund,
                    and Franklin/Templeton
                    Distributors, Inc. dated August
                    15, 2003

EX-99.(m)(vii)      Class C Distribution Plan              *
                    pursuant to Rule 12b-1 between
                    Registrant, on behalf of Franklin
                    Templeton Corefolio Allocation
                    Fund and Franklin Templeton
                    Founding Funds Allocation Fund,
                    and Franklin/Templeton
                    Distributors, Inc. dated August
                    15, 2003

EX-.99.(m)(viii)    Class R Distribution Plan              *
                    pursuant to Rule 12b-1 between
                    Registrant, on behalf of Franklin
                    Templeton Corefolio Allocation
                    Fund and Franklin Templeton
                    Founding Funds Allocation Fund,
                    and Franklin/Templeton
                    Distributors, Inc. dated August
                    15, 2003

EX-.99.(m)(ix)      Class A Distribution Plan              *
                    pursuant to Rule 12b-1 between
                    Registrant, on behalf of Franklin
                    Templeton Perspectives Allocation
                    Fund, and Franklin Templeton
                    Distributors, Inc. dated August
                    2, 2004

EX-.99.(m)(x)       Class C Distribution Plan              *
                    pursuant to Rule 12b-1 between
                    Registrant, on behalf of Franklin
                    Templeton Perspectives Allocation
                    Fund, and Franklin/Templeton
                    Distributors, Inc. dated August
                    2, 2004

EX-99.(m)(xi)       Class R Distribution Plan              *
                    pursuant to Rule 12b-1 between
                    Registrant, on behalf of Franklin
                    Templeton Perspectives Allocation
                    Fund, and Franklin/Templeton
                    Distributors, Inc. dated August
                    2, 2004

EX-99.(m)(xii)      Class A Distribution Plan              *
                    pursuant to Rule 12b-1 between
                    Registrant, on behalf of Franklin
                    Templeton 2015 Retirement Target
                    Fund, Franklin Templeton 2025
                    Retirement Target Fund, Franklin
                    Templeton 2035 Retirement Target
                    Fund and Franklin Templeton 2045
                    Retirement Target Fund, and
                    Franklin/Templeton Distributors,
                    Inc. dated August 1, 2006

EX-99.(m)(xiii)     Class C Distribution Plan              *
                    pursuant to Rule 12b-1 between
                    Registrant, on behalf of Franklin
                    Templeton 2015 Retirement Target
                    Fund, Franklin Templeton 2025
                    Retirement Target Fund, Franklin
                    Templeton 2035 Retirement Target
                    Fund and Franklin Templeton 2045
                    Retirement Target Fund, and
                    Franklin/Templeton Distributors,
                    Inc. dated August 1, 2006

EX-99.(m)(xiv)      Class R Distribution Plan              *
                    pursuant to Rule 12b-1 between
                    Registrant, on behalf of Franklin
                    Templeton 2015 Retirement Target
                    Fund, Franklin Templeton 2025
                    Retirement Target Fund, Franklin
                    Templeton 2035 Retirement Target
                    Fund and Franklin Templeton 2045
                    Retirement Target Fund, and
                    Franklin/Templeton Distributors,
                    Inc. dated August 1, 2006

EX-99.(n)(i)        Multiple Class Plan for Franklin       *
                    Templeton Corefolio Allocation
                    Fund and Franklin Templeton
                    Founding Funds Allocation Fund
                    dated November 18, 2003

EX-99.(n)(ii)       Multiple Class Plan for Franklin       *
                    Templeton Conservative Target
                    Fund, Franklin Templeton Growth
                    Target Fund and Franklin
                    Templeton Moderate Target Fund
                    dated November 18, 2003

EX-99.(n)(iii)      Multiple Class Plan for Franklin       *
                    Templeton Perspectives Allocation
                    Fund dated July 15, 2004

EX-99.(n)(iv)       Multiple Class Plan for Franklin       *
                    Templeton 2015 Retirement Target
                    Fund, Franklin Templeton 2025
                    Retirement Target Fund, Franklin
                    Templeton 2035 Retirement Target
                    Fund and Franklin Templeton 2045
                    Retirement Target Fund dated May
                    10, 2006

EX-99.(p)(i)        Code of Ethics dated May, 2007         Attached

EX-99.(q)(i)        Power of Attorney dated February       Attached
                    25, 2008


*Incorporated by Reference